As filed with the U.S. Securities and Exchange Commission on December 12, 2023

Registration No. 333-275178

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 1	☒

Post-Effective Amendment No.	☐
(Check appropriate box or boxes)

abrdn Income Credit Strategies Fund

(Exact Name of Registrant as Specified in Charter)

1900 Market Street, Suite 200
Philadelphia, PA 19103

(Address of Principal Executive Offices)

215-405-5700

(Registrant’s Telephone Number, Including Area Code)

Lucia Sitar, Esq.

c/o abrdn Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

215-405-5700

(Name and Address of Agent for Service)

Copies to:

Thomas C. Bogle, Esq.

William J. Bielefeld, Esq.

Dechert LLP

1900 K Street, NW

Washington, DC 20006

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

FIRST TRUST HIGH INCOME LONG/SHORT FUND

FIRST TRUST/ABRDN GLOBAL OPPORTUNITY INCOME FUND

120 East Liberty Drive, Suite 400

Wheaton, IL 60187

(630) 765-8000

IMPORTANT SHAREHOLDER INFORMATION

We are pleased to enclose a notice, combined proxy statement/prospectus (the “Proxy Statement/Prospectus”), and proxy card(s) for special meetings of shareholders relating to each of First Trust High Income Long/Short Fund (“FSD”) and First Trust/abrdn Global Opportunity Income Fund (“FAM”), each a Massachusetts business trust (each, an “Acquired Fund” and collectively, the “Acquired Funds”). The special meetings (with any postponements or adjournments, each a “Special Meeting” and, collectively, the “Special Meetings”) of shareholders of each Acquired Fund are scheduled to be held at the offices of the Acquired Fund’s investment adviser, First Trust Advisors L.P., located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on February 22, 2024, at 12:30 p.m. Central Time for FSD and at 12:30 p.m. Central Time for FAM. At the Special Meeting, shareholders will be asked to consider and, to vote on the approval of a proposed Agreement and Plan of Reorganization (each, a “Reorganization Agreement” and, collectively, the “Reorganization Agreements”) for each Acquired Fund, which contemplates the reorganization of the Acquired Fund with and into abrdn Income Credit Strategies Fund (the “Acquiring Fund”), a Delaware statutory trust (each, a “Reorganization” and collectively, the “Reorganizations”). The Acquiring Fund as it would exist after the Reorganizations is referred to as the “Combined Fund.” Each Reorganization is not contingent on the approval or consummation of the other Reorganization.

After careful consideration, the Board of Trustees of FSD and the Board of Trustees of FAM believe that each Reorganization, as applicable, is in the best interests of FSD and FAM shareholders and therefore recommends that you vote “FOR” the respective proposal. The Acquired Funds and the Acquiring Fund are managed by different investment advisers. Each Reorganization is anticipated to provide shareholders of FSD and FAM, among other things, with exposure to a similar investment objective, principal investment strategies and principal risks, with some differences as discussed in the enclosed Proxy Statement/Prospectus and access to the Acquiring Fund’s investment adviser’s and its affiliates’ asset management business, including its commitment to the closed-end fund business, and its investment management experience.

It is expected that shareholders of each Acquired Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares in the applicable Acquired Fund for shares of the Acquiring Fund in connection with the applicable Reorganization (except with respect to cash received in lieu of fractional shares of the Acquiring Fund). The Reorganization proposals are described in more detail, and a comparison of the strategies, expenses and certain other features of each Acquired Fund and the Acquiring Fund is included, in the enclosed Proxy Statement/Prospectus. We encourage you to review this information carefully.

As a shareholder of record as of the close of business on October 23, 2023, the record date, you are entitled to notice of, and to vote at, the Special Meeting, therefore we are asking that you please take the time to cast your vote prior to the February 22, 2024 Special Meeting. If you do not vote, you may receive a phone call from the Acquired Fund’s proxy solicitor, EQ Fund Solutions, LLC.

We appreciate your participation in this important Special Meeting.

Sincerely,

James A. Bowen

Chairman of the Board of Trustees, First Trust High Income Long/Short Fund and First Trust/abrdn Global Opportunity Income Fund

It is important that your shares be represented at the Special Meeting. In order to avoid delay and to ensure that your shares are represented, please vote as promptly as possible. You may vote easily and quickly by mail, by telephone or via the Internet. You may also vote in person by attending the Special Meeting (subject to certain requirements). To vote by mail, please complete and mail your proxy card in the enclosed envelope. To vote by telephone or via the Internet, please follow the instructions on the proxy card. If you need any assistance or have any questions regarding a proposal or how to vote your shares, please call the Acquired Funds’ proxy solicitor, EQ Fund Solutions, LLC, at (866) 620-8437 weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

FIRST TRUST HIGH INCOME LONG/SHORT FUND

FIRST TRUST/ABRDN GLOBAL OPPORTUNITY INCOME FUND

120 East Liberty Drive, Suite 400

Wheaton, IL 60187

(630) 765-8000

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD FEBRUARY 22, 2024

Notice is hereby given that special meetings of shareholders (with any postponements or adjournments, each a “Special Meeting” and, collectively, the “Special Meetings”) of each of First Trust High Income Long/Short Fund (“FSD”) and First Trust/abrdn Global Opportunity Income Fund (“FAM”), each a Massachusetts business trust, (each an “Acquired Fund” and, collectively, the “Acquired Funds”), are scheduled to be held at the offices of the Acquired Fund’s investment adviser, First Trust Advisors, L.P., located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on February 22, 2024, at 12:30 p.m. Central Time for FSD and at 12:30 p.m. Central Time for FAM. At the Special Meeting, shareholders will be asked to consider and to vote on the below proposals (each a “Proposal” and, collectively, the “Proposals”).

For shareholders of FSD:

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of FSD to abrdn Income Credit Strategies Fund (the “Acquiring Fund”) in exchange solely for newly issued common shares of beneficial interest of the Acquiring Fund (although cash may be distributed in lieu of fractional shares of the Acquiring Fund) and the assumption by the Acquiring Fund of all liabilities of FSD and the distribution of common shares of beneficial interest of the Acquiring Fund to the shareholders of FSD and complete liquidation of FSD (the “FSD Reorganization”)

For shareholders of FAM:

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of FAM to abrdn Income Credit Strategies Fund (the “Acquiring Fund”) in exchange solely for newly issued common shares of beneficial interest of the Acquiring Fund (although cash may be distributed in lieu of fractional shares of the Acquiring Fund) and the assumption by the Acquiring Fund of all liabilities of FAM and the distribution of common shares of beneficial interest of the Acquiring Fund to the shareholders of FAM and complete liquidation of FAM (the “FAM Reorganization”)

Shareholders will also be asked to transact such other business as may properly come before the applicable Special Meeting.

Shareholders of record as of the close of business on October 23, 2023, the record date (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting.

Each Reorganization is intended to be treated as a tax-free reorganization for US federal income tax purposes.

Each Reorganization is not contingent on the approval or consummation of the other Reorganization.

Whether or not you are planning to attend the Special Meeting, please vote prior to the Special Meeting on February 22, 2024. Voting is quick and easy. Voting by proxy will not prevent you from voting your shares at the Special Meeting. You may revoke your proxy at any time before the Special Meeting by (i) written notice delivered to the Secretary of the respective Acquired Fund prior to the exercise of the proxy; (ii) execution of a subsequent proxy; or (iii) attending and voting at the Special Meeting. If you hold shares through a broker, bank or other nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions.

Please contact EQ Fund Solutions, LLC at (866) 620-8437 with any questions regarding access to the Special Meeting, and an EQ representative will contact you to answer your questions. Whether or not you plan to participate in the Special Meeting, we urge you to vote and submit your vote in advance of the Special Meeting.

By order of the Board of Trustees of FSD and the Board of Trustees of FAM,

W. Scott Jardine

Secretary, First Trust High Income Long/Short Fund and First Trust/abrdn Global Opportunity Income Fund

Important Notice Regarding Internet Availability of Proxy Materials for the Special Meeting to be Held on February 22, 2024:

The Proxy Statement/Prospectus, the Notice of the Special Meeting, any accompanying materials and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders are available to you on the Internet at https://www.ftportfolios.com/LoadContent/gohdcqj3gy3y.

It is important that your shares be represented at the Special Meeting. In order to avoid delay and to ensure that your shares are represented, please vote as promptly as possible. You may vote easily and quickly by mail, by telephone or via the Internet. You may also vote in person by attending the Special Meeting (subject to certain requirements). To vote by mail, please complete and mail your proxy card in the enclosed envelope. To vote by telephone or via the Internet, please follow the instructions on the proxy card. If you need any assistance or have any questions regarding a Proposal or how to vote your shares, please call the Acquired Funds’ proxy solicitor, EQ Fund Solutions, LLC, at (866) 620-8437 weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

v

QUESTIONS & ANSWERS

The following is a summary of more complete information appearing later in the attached combined proxy statement/prospectus (the “Proxy Statement/Prospectus”) or incorporated by reference into the Proxy Statement/Prospectus. You should carefully read the entire Proxy Statement/Prospectus, including the Agreements and Plans of Reorganization (each, a “Reorganization Agreement” and, collectively, the “Reorganization Agreements”), forms of which are attached as Appendix A thereto, because it contains details that are not in the Questions & Answers.

Q:	Why is a shareholder meeting being held?
A:

The shareholders of First Trust High Income Long/Short Fund (“FSD”) and First Trust/abrdn Global Opportunity Income Fund (“FAM”), each a Massachusetts business trust (each an “Acquired Fund” and, collectively, the “Acquired Funds”), are being asked to approve a Reorganization Agreement providing for the transfer of all of the assets of each Acquired Fund to abrdn Income Credit Strategies Fund (the “Acquiring Fund”) in exchange solely for newly issued common shares of beneficial interest of the Acquiring Fund (although cash may be distributed in lieu of fractional shares of the Acquiring Fund)and the assumption by the Acquiring Fund of all liabilities of each Acquired Fund and the distribution of common shares of beneficial interest of the Acquiring Fund to the shareholders of each Acquired Fund and complete liquidation of each Acquired Fund (each a “Reorganization” and, collectively, the “Reorganizations”). It is currently expected that the Reorganizations will occur in the first quarter of 2024.

As summarized below and described more fully in the Proxy Statement/Prospectus, each Acquired Fund and the Acquiring Fund (each, a “Fund” and, collectively, the “Funds”) are closed-end management investment companies with similar investment objectives, principal investment strategies and principal risks, with some substantial differences. Please see below and “Comparison of the Funds” in the Proxy Statement/Prospectus for additional information. The Acquiring Fund would be the accounting and performance survivor of each Reorganization. The Acquiring Fund as it would exist after each Reorganization is referred to as the “Combined Fund.”

At a separate meeting, the shareholders of the Acquiring Fund are being asked to approve the issuance of additional common shares of beneficial interest of the Acquiring Fund that would be issued to the Acquired Fund shareholders in connection with the Reorganizations.

Q:	Why are the Reorganizations being proposed?
A:

On October 23, 2023, First Trust Advisors L.P. (“First Trust”), abrdn Inc. and, for the purposes specified therein, abrdn plc., entered into a separate agreement (the “Purchase Agreement”) pursuant to which abrdn Inc. will acquire certain assets related to First Trust’s business of providing investment management services with respect to the assets of each Acquired Fund and certain other registered investment companies (the “Business”) if the Reorganizations are approved, and upon satisfaction or waiver of certain other conditions. More specifically, under the Purchase Agreement, First Trust has agreed to transfer to abrdn Inc., for a cash payment at the closing of the Asset Transfer (as defined below) and subject to certain exceptions, (i) all right, title and interest of First Trust in and to the books and records relating to the Business of the Acquired Fund; and (ii) the goodwill of the Business (the “Asset Transfer”).

The Funds are not a party to the Purchase Agreement; however, the completion of the Asset Transfer is subject to certain conditions, including shareholder approval of each Reorganization described in the Proxy Statement/Prospectus for such Fund’s Reorganization to proceed. Therefore, if the respective shareholders do not approve the Reorganizations or if the other conditions in the Purchase Agreement are not satisfied or waived, then the Asset Transfer may not be completed, and the Purchase Agreement may be terminated.

Q:	Why are the Reorganizations being recommended by the Board of Trustees of FSD and the Board of Trustees of FAM?
A:

The Board of Trustees of FSD and the Board of Trustees of FAM (each an “Acquired Fund Board” and, collectively, the “Acquired Fund Boards”) have determined that the Reorganizations are in the best interests of the shareholders of the respective Acquired Funds. In reaching its decision to approve the respective Reorganization, each Acquired Fund Board considered alternatives to the Reorganizations, including continuing to operate the Acquired Fund as a separate fund, and determined to recommend that shareholders approve the respective Reorganization.

Please see “Background and Reasons for the Proposed Reorganization” in the Proxy Statement/Prospectus for additional information on each Acquired Fund Board’s considerations relating to each Reorganization.

Q:	What happens if a Proposal is not approved by the shareholders?
A:

Completion of each Reorganization requires both the approval of the Reorganization Agreement by the respective Acquired Fund shareholders and approval of the issuance of Acquiring Fund common shares by the Acquiring Fund shareholders. However, each Reorganization is not contingent on the approval or consummation of the other Reorganization (i.e., a Reorganization of one of the Acquired Funds, if approved by that Acquired Fund’s shareholders, may still proceed if the other Reorganization is not approved by the other Acquired Fund’s shareholders). If the applicable Reorganization Agreement or the issuance of Acquiring Fund common shares is not approved by shareholders of the applicable Fund, then the Acquired Fund will continue to operate as a separate fund in the manner in which it is currently managed.

Q:	How will the fees and expenses of the Combined Fund compare to those of each Acquired Fund?

A:

The contractual advisory fee of FSD is 1.00% of the average daily value of FSD’s Managed Assets, and the contractual advisory fee of the FAM is 1.00% of the average daily value of FAM’s Managed Assets. For FAM, the term Managed Assets, for purposes of the advisory fee, means the total asset value of FAM minus the sum of FAM’s liabilities other than the principal amount of borrowings, if any. For FSD, the term Managed Assets, for purposes of the advisory fee, means the average daily gross asset value of FSD (which includes the principal amount of any borrowings) minus the sum of FSD’s liabilities. The Acquired Funds and Acquiring Fund each currently use leverage.

The contractual advisory fee of the Acquiring Fund and the Combined Fund is 1.25% of the Fund’s average daily Managed Assets. For the Acquiring Fund and the Combined Fund, the term Managed Assets means the total assets of the Acquiring Fund (including any assets attributable to money borrowed for investment purposes, including proceeds from (and assets subject to) reverse repurchase agreements, any credit facility and any issuance of preferred shares or notes) minus the sum of the Acquiring Fund’s accrued liabilities (other than Acquiring Fund liabilities incurred for the purpose of leverage).

The gross total annual operating expense ratios, including interest expense, of the Acquired Funds and the Acquiring Fund, and, following the consummation of one or both Reorganizations, the gross total annual operating expense ratio, including interest expense, of the Combined Fund is expected to be as follows:

Current Expense Ratio of FSD*	Current Expense Ratio of FAM*	Current Expense Ratio of the Acquiring Fund**	Pro Forma Combined Fund (FSD into Acquiring Fund only)**	Pro Forma Combined Fund (FAM into Acquiring Fund only)**	Pro Forma Combined Fund (FSD and FAM into Acquiring Fund)**
3.92%	3.62%	4.60%	4.43%	4.54%	4.40%

The net total annual operating expense ratios, including interest expense, of the Acquired Funds and the Acquiring Fund, and, following the consummation of one or both Reorganizations, the net total annual operating expense ratio, including interest expense, of the Combined Fund is expected to be as follows:

Current Expense Ratio of FSD*†	Current Expense Ratio of FAM*†	Current Expense Ratio of the Acquiring Fund**†	Pro Forma Combined Fund (FSD into Acquiring Fund only)**†	Pro Forma Combined Fund (FAM into Acquiring Fund only)**†	Pro Forma Combined Fund (FSD and FAM into Acquiring Fund)**†
3.92%	3.62%	4.42%	4.36%	4.39%	4.34%

*As of the Acquired Fund’s most recent semi-annual period end (April 30, 2023 for FSD and June 30, 2023 for FAM), based on average daily net assets.

**Information for the Acquiring Fund and Combined Fund is as of the six months ended April 30, 2023. The Acquiring Fund’s assets have been restated to reflect the net assets as of April 30, 2023 (rather than average net assets over the six months ended April 30, 2023) in order to provide more accurate expense ratios due to a significant increase in Fund assets that occurred on March 10, 2023 as the result of a reorganization of another closed-end management investment company registered under the 1940 Act with and into the Acquiring Fund. The estimated total annual operating expense ratio of the Acquiring Fund and the Combined Fund is net of fee waivers and, therefore, reflects the application of the operating expense limitation described below.

† The net total annual operating expense ratios, excluding interest expense, of FSD and FAM are 1.16% and 1.91%, respectively. The net total operating expense ratio, excluding interest expense, of the Acquiring Fund is 1.99%. Following the consummation of one or both Reorganizations, the net total annual operating expense ratio of the Combined Fund is expected to be 1.99%.

Pro forma combined fees and expenses are estimated in good faith and are hypothetical. There can be no assurance that future expenses will not increase or that any estimated expense savings will be realized.

Following the consummation of the Reorganization, the total annual operating expense ratio of the Combined Fund is expected to be higher than the current total annual operating expense ratio of each Acquired Fund. The Acquiring Fund has consistently traded at a tighter discount/premium over near and longer-term periods than each Acquired Fund and has a higher distribution rate and yield. Morningstar reports that as of September 29, 2023, the 12-month average discount of the Acquiring Fund was 0.21% as compared to the discount of the FSD of 9.85% and FAM of 10.73% over the same period. Please see question “At what prices have common shares of each Acquired Fund and common shares of the Acquiring Fund historically traded?” for more information.

abrdn Investments Limited (“aIL”), the investment adviser of the Acquiring Fund, has contractually agreed to limit total “Other Expenses” of the Acquiring Fund (excluding any interest, taxes, brokerage fees, short sale dividend and interest expenses and non-routine expenses) as a percentage of net assets attributable to common shares of the Acquiring Fund to 0.25% per annum of the Acquiring Fund’s average daily net assets until March 7, 2024 and then 0.35% per annum of the Acquiring Fund’s average daily net assets until October 31, 2024. aIL has contractually agreed to limit total “Other Expenses” of the Combined Fund (excluding any interest, taxes, brokerage fees, short sale dividend and interest expenses and non-routine expenses) as a percentage of net assets attributable to common shares of the Combined Fund to 0.25% per annum of the Combined Fund’s average daily net assets for twelve months following the closing of the Reorganization and then 0.35% until June 30, 2025. This contractual limitation may not be terminated before twelve months following the closing of the Reorganization or June 30, 2025, whichever is later, without the approval of the Acquiring Fund’s or Combined Fund’s, as applicable, trustees who are not “interested persons” of the Acquiring Fund or Combined Fund, as applicable (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)).

The Acquiring Fund or Combined Fund, as applicable, may repay any such reimbursement from aIL, within three years of the reimbursement, provided that the following requirements are met: the reimbursements do not cause the Acquiring Fund or Combined Fund, as applicable, to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by aIL.

Please see “Fees and Expenses” and “Management of the Funds” in the Proxy Statement/Prospectus for additional information.

Q:	How different are the Funds?

A:

As summarized below and set forth more fully in the Proxy Statement/Prospectus, there are substantial differences between each Acquired Fund and the Acquiring Fund. In particular, they have different investment advisers. First Trust is the investment manager of each Acquired Fund. MacKay Shields LLC (“MacKay”) is the sub-adviser of FSD and abrdn Inc. is the sub-adviser of FAM. aIL is the investment adviser of the Acquiring Fund and abrdn Inc. is the investment sub-adviser of the Acquiring Fund.

Each Fund is a closed-end management investment company registered under the 1940 Act. FSD and FAM are Massachusetts business trusts and diversified closed-end management investment companies. The Acquiring Fund is a Delaware statutory trust and a diversified closed-end management investment company. Each Fund’s common shares are listed on the New York Stock Exchange.

The Acquiring Fund and FAM have investment objectives that are materially the same. FSD’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. Each of FAM’s and the Acquiring Fund’s primary investment objective is to is to seek a high level of current income with a secondary objective of capital appreciation. The Funds’ investment strategies are similar in that they invest in high-yield fixed income securities. However, in seeking to achieve their respective investment objectives, there are some substantial differences in the investment strategies and risks of each Fund. The Acquiring Fund and FSD each may invest in high-yield securities without limitation (although FSD generally limits its investment in certain high-yield securities to no more than 5% above the index which it tracks) while FAM may only invest up to 60% of its Managed Assets in such securities. In addition, although each Fund invests in high yield fixed income securities, the Acquiring Fund generally invests in lower rated bonds in the high yield sector as compared to FSD, while the current weighted average for FAM is in investment grade bonds.

FSD seeks to achieve its investment objectives by investing, under normal market conditions, a majority of its assets in a diversified portfolio of U.S. and foreign (including emerging markets) high-yield corporate fixed-income securities of varying maturities that are rated below investment grade at the time of purchase. As part of its investment strategy, FSD maintains both long and short positions in securities under normal market conditions. FSD’s long positions, either directly or through derivatives, may total up to 130% of FSD’s managed assets.

FSD’s short positions, either directly or through derivatives, may total up to 30% of FSD’s managed assets. FSD’s use of derivatives, other than for hedging purposes, will not exceed 30% of FSD’s managed assets.

FSD may invest up to 5% of its Managed Assets (defined below) in common stocks, including those of foreign issuers. FSD may invest up to 20% of its Managed Assets in securities that, at the time of investment, are illiquid. FSD may also invest, without limit, in securities that are unregistered (but are eligible for purchase and sale by certain qualified institutional buyers) or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale (“restricted securities”). However, restricted securities determined to be illiquid are subject to the limitations set forth above.

FAM seeks to achieve its investment objectives by investing, under normal circumstances, substantially all of its Managed Assets (defined below) in a diversified portfolio of fixed-income securities, including government and corporate bonds, of U.S. and non-U.S. issuers. FAM invests primarily in emerging markets. FAM’s investment team believes that a portfolio containing investment grade securities that invests across many national markets has the opportunity to achieve returns in excess of a portfolio that invests in a single domestic bond market, as the global fixed-income marketplace is generally less efficient than domestic markets. Under normal market conditions, FAM invests in securities of issuers in at least three countries (in addition to the United States), however, securities of issuers in a single country will not exceed 30% of FAM’s Managed Assets. FAM invests at least 60% of its Managed Assets in securities issued by government, government-related and supranational issuers (“government debt”). At least 25% of FAM's Managed Assets will be invested in U.S. dollar-denominated securities or non-U.S. dollar-denominated securities that have been fully hedged into U.S. dollars. FAM may also invest up to 10% of its Managed Assets in forward foreign currency exchange contracts for hedging and investment purposes. FAM places thresholds of the proportion of its Managed Assets that may be invested in corporate debt obligations, below investment grade securities, asset-backed securities, credit-linked notes, illiquid securities, and forward foreign exchange contracts (both deliverable and non-deliverable).

For purposes of FAM’s investment strategies, “Managed Assets” means the total asset value of FAM minus the sum of FAM’s liabilities other than the principal amount of borrowings, if any. For purposes of FSD’s investment strategies, “Managed Assets” means the average daily gross asset value of FSD (which includes the principal amount of any borrowings), minus the sum of FSD’s liabilities.

The Acquiring Fund is a high yield debt fund that is permitted to invest in a variety of US and foreign-issued debt instruments, and may utilize derivatives and hedging techniques, to achieve its investment objectives. The Acquiring Fund generally invests in corporate bonds and is permitted to invest in senior loans and in second lien or other subordinated loans or debt instruments, including non-stressed and stressed credit obligations, and related derivatives. The Acquiring Fund seeks to capitalize on market inefficiencies and to reallocate the portfolio of the Acquiring Fund to opportunistically emphasize those investments, categories of investments and geographic exposures believed to be best suited to the current investment and interest rate environment and market outlook. There is no minimum or maximum limit on the amount of the Acquiring Fund’s assets that may be invested in non-U.S. credit obligations generally or in emerging market credit obligations specifically.

The Acquiring Fund is permitted to use derivative instruments to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. As of the Acquiring Fund’s most recent annual report to shareholders, the Acquiring Fund used derivatives to hedge foreign currency exposure.

The Acquiring Fund and the Acquired Funds may use leverage to the extent permitted by the 1940 Act. Currently, the 1940 Act and the rules and regulations thereunder generally limit the extent to which a Fund may utilize borrowings, together with any other senior securities representing indebtedness, to 33 and 1/3% of the Fund’s total assets (including the assets subject to, and obtained with, the proceeds of such leverage) at the time utilized (less the Fund’s liabilities and indebtedness not represented by senior securities). In addition, the 1940 Act limits the extent to which the Fund may issue preferred shares plus senior securities representing indebtedness to 50% of the Fund’s total assets (less the Fund’s liabilities and indebtedness not represented by senior securities). As of September 29, 2023, FSD and FAM had 26.0% and 20.3% aggregate leverage from borrowings as a percentage of each Acquired Fund’s total assets, respectively. As of September 29, 2023, the Acquiring Fund had 29.1% aggregate leverage from the issuance of preferred shares and borrowings as a percentage of its total assets. The Combined Fund anticipates that it will use leverage similarly to the Acquiring Fund.

The Acquiring Fund offers preferred shares. The preferred shares of the Acquiring Fund are senior to the Acquiring Fund’s common shares, such that holders of preferred shares have priority over the distribution of the Acquiring Fund’s assets, including dividends and liquidating distributions. Additionally, holders of the preferred shares, voting separately as a class, have the right to elect two trustees of the Acquiring Fund.

The Acquiring Fund is subject to the control share acquisition statute (the “Control Share Statute”) contained in Subchapter III of the Delaware Statutory Trust Act (the “DSTA”), which became automatically applicable to listed closed-end funds, such as the Acquiring Fund. The Acquired Funds are not subject to this type of limitation as Massachusetts does not currently have a control share statute applicable to Massachusetts business trusts. Please see “Rights of Fund Shareholders” in the Proxy Statement/Prospectus for additional information.

Please see “Comparison of the Funds” in the Proxy Statement/Prospectus for additional information.

Q:	How will the Reorganizations be effected?
A:

Assuming FSD and FAM shareholders approve the Reorganizations and the Acquiring Fund’s shareholders approve the issuance of Acquiring Fund common shares, each Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange for common shares of the Acquiring Fund (although shareholders may receive cash for fractional shares of the Acquiring Fund), and the assumption by the Acquiring Fund of all liabilities of each Acquired Fund. Following the Reorganizations, each Acquired Fund will be dissolved and terminated in accordance with its Declaration of Trust, Amended and Restated By-Laws and the 1940 Act.

Following each Reorganization, you, as an Acquired Fund shareholder, will become a shareholder of the Acquiring Fund. Holders of common shares of each Acquired Fund will receive newly issued common shares of the Acquiring Fund, par value $0.001 per share, the aggregate net asset value (“NAV”) (not the market value) of which will equal the aggregate NAV (not the market value) of the common shares of the respective Acquired Fund you held immediately prior to the respective Reorganization (although shareholders may receive cash for fractional shares of the Acquiring Fund).

Based on each Fund’s NAV as of September 29, 2023, the exchange ratio at which common shares of FSD would have converted to common shares of the Combined Fund is 1.8109 (assuming each Reorganization was consummated following the market close on September 29, 2023) and the exchange ratio at which common shares of FAM would have converted to common shares of the Combined Fund is 0.9511 (assuming each Reorganization was consummated following the market close on September 29, 2023). An FSD shareholder would have received 1.8109 shares of the Combined Fund for each FSD share held and an FAM shareholder would have received 0.9511 shares of the Combined Fund for each FAM share held.

Q:	How will a Reorganization affect the value of my investment?
A:

At the closing of each Reorganization, each Agreement and Plan of Reorganization sets forth that the Acquired Fund assets will be valued in accordance with the Acquired Fund’s valuation procedures as approved by the Board of Trustees of the Acquired Fund. Upon the consummation of the Reorganization, the assets transferred to the Acquiring Fund will be valued pursuant to the Acquiring Fund’s valuation procedures as approved by the Board of Trustees of the Acquiring Fund. The valuation procedures for the Acquired Funds, on the one hand, and the Acquiring Fund, on the other hand, differ in certain respects.

For purposes of determining an Acquired Fund’s net asset value, corporate, sovereign, government, foreign, mortgage backed, and capital preferred fixed income securities and senior floating rate bank loans are priced at the mean of evaluated bid and asked prices provided by third-party pricing vendors on the valuation date. In contrast, the Acquiring Fund values such securities at the bid price provided by third-party pricing vendors.

If a Reorganization is approved by shareholders and assuming that FSD’s and FAM’s fixed income holdings are not sold in advance of the respective Reorganization, the net asset value per share of the Acquiring Fund will be less than the net asset value per share of the respective Acquired Fund. For example, if ACP’s valuation procedures were used to value FSD and FAM’s fixed income security holdings as of September 29, 2023, the value of the Combined Fund’s shares is estimated to be reduced by approximately $1,052,639 (0.13% of the Combined Fund as of September 29, 2023) or $0.009 per share of the Combined Fund, assuming both Reorganizations are consummated.

x

Q:	At what prices have common shares of each Acquired Fund and common shares of the Acquiring Fund historically traded?
A:

Common shares of each Acquired Fund and the Acquiring Fund have from time to time traded below their NAVs. As of September 29, 2023, FSD common shares were trading at a 12.56% discount to its NAV, FAM common shares were trading at a 11.49% discount to its NAV, and the Acquiring Fund common shares were trading at a 0.44%premium to its NAV. There can be no assurance that, after the Reorganization, common shares of the Combined Fund will trade at, above or below NAV. The market value of the common shares of the Combined Fund may be more or less than the market value of the common shares of either the Acquiring Fund or each Acquired Fund prior to the Reorganization.

To the extent the respective Acquired Fund is trading at a discount to its NAV and the Acquiring Fund is trading at a premium to its NAV at the time of the Reorganization, Acquired Fund shareholders would have the potential for an economic benefit. To the extent the respective Acquired Fund is trading at a premium to its NAV and the Acquiring Fund is trading at a discount to its NAV at the time of the Reorganization, the respective Acquired Fund shareholders would lose the economic benefit. There can be no assurance that, after the Reorganization, common shares of the Combined Fund will trade at, above or below NAV. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of the Acquiring Fund prior to the Reorganization. Additionally, among other potential consequences of the Reorganization, portfolio transitioning due to the Reorganization may result in capital gains or losses, which may have federal income tax consequences for shareholders of the Acquired Funds and the Combined Fund.

Please see “Share Price Data” in the Proxy Statement/Prospectus for additional information.

Q:	Will the Reorganizations impact Fund distributions to shareholders?
A:

FSD currently pays a monthly distribution of $0.105 per share; based on the market price and NAV as of September 29, 2023, FSD’s annualized distribution rate is 11.75% and 10.28%, respectively. FAM currently pays a monthly distribution of $0.060 per share; based on the market price and NAV as of September 29, 2023, FAM’s annualized distribution rate is 12.63% and 11.18%, respectively. The Acquiring Fund currently pays a monthly distribution of $0.100 per share; based on the market price and NAV as of September 29, 2023, the Acquiring Fund’s annualized distribution rate is 17.6% and 17.7%, respectively. The Combined Fund expects to pay a monthly distribution of $0.100 per share and would have the same distribution yield as the Acquiring Fund.

Prior to the closing of the Reorganizations, each Acquired Fund expects to declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the date of the Reorganizations’ closing. All or a portion of such distribution may be taxable to the Acquired Fund shareholders for US federal income tax purposes.

The Combined Fund intends to make its first distribution to shareholders in the month immediately following the Reorganization. In addition, the Combined Fund expects to follow the same frequency of payments as each Fund and to make monthly distributions to shareholders.

Q:	Who will manage the Combined Fund’s portfolio?
A:	The Combined Fund will be advised by aIL, the Acquiring Fund’s current adviser, and sub-advised by abrdn Inc., the Acquiring Fund’s current sub-adviser. Furthermore, the Acquiring Fund’s current portfolio management team will be primarily responsible for the day-to-day management of the Combined Fund’s portfolio.

Q:	Will there be any significant portfolio transitioning in connection with the Reorganizations?
A:	Each Acquired Fund is required to pay back its outstanding leverage in connection with the closing of the Reorganization. It is anticipated that approximately 26% of FSD’s holdings and 20% of FAM’s holdings will be sold by each respective Acquired Fund before the closing of the Reorganizations in order to pay back each Acquired Fund’s outstanding leverage. As a result of the disposition of securities, each Acquired Fund may hold more uninvested cash than normal and there may be times when each Acquired Fund is not fully invested in accordance with its investment objective and strategies during this transition period, which may cause an Acquired Fund to forgo any appreciation in value of portfolio investments, if any. This may impact each Acquired Fund’s performance. As of September 21, 2023, the expected costs to de-lever FSD’s portfolio would be approximately $405,000 (or 0.08% of FSD’s NAV as of September 21, 2023) or $0.012 per share. As of September 21, 2023, the expected costs to de-lever FAM’s portfolio would be approximately $33,000 (or 0.04% of FAM’s NAV as of September 21, 2023) or $0.003 per share. To the extent an Acquired Fund has holdings in France, Spain and/or Italy, such countries may impose an additional foreign transfer tax on the transfer of such securities to the Acquiring Fund. These taxes are in addition to the transaction costs disclosed above and would be borne by the Combined Fund. The foregoing estimates are subject to change depending on the composition of each Acquired Fund’s portfolio and market circumstances at the time any sales are made.

Following the Reorganization, the Combined Fund expects to realign its portfolio in a manner consistent with its investment strategies and policies, which will be the same as the Acquiring Fund’s strategies and policies. The Combined Fund may not be invested consistent with its investment strategies or aIL’s investment approach while such realignment occurs. The realignment is anticipated to take approximately one week following the closing of the Reorganization, based on current market conditions and assuming that the Acquired Funds’ holdings are the same as of September 21, 2023. Sales and purchases of less liquid securities could take longer. Based on the FSD and FAM holdings as of September 21, 2023, the Combined Fund expects to sell approximately 99% of FAM’s portfolio following the closing of the Reorganization. If the Reorganization of FAM only was completed on September 21, 2023, the expected cost to sell 99% of FAM’s holdings following the closing of the Reorganization, which is estimated to equal 7.7% of the Combined Fund’s portfolio, would be approximately $315,300 (or 0.04% of the estimated NAV of the Combined Fund as of September 21, 2023) or $0.0026 per share. The Combined Fund currently does not expect to sell any of FSD’s portfolio following the closing of the Reorganization. To the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases made in connection with the Reorganization, these will be borne by the Acquired Fund with respect to the portfolio transitioning conducted before the Reorganizations and borne by the Combined Fund with respect to the portfolio transitioning conducted after the Reorganizations. The portfolio transitioning pre- and post-Reorganizations may result in capital gains or losses, which may have federal income tax consequences for shareholders of the Acquired Funds and the Combined Fund.

Q:	Will I have to pay any sales load or commission in connection with the respective Reorganization?
A:	No. You will pay no sales load or commission in connection with the respective Reorganization.
Q:	Who will pay for the costs associated with each Reorganization?
A:

aIL and its affiliates and First Trust and its affiliates will bear certain expenses incurred in connection with each Reorganization, except as otherwise disclosed in the proxy statements to Acquired Fund and Acquiring Fund shareholders including portfolio transaction costs and certain taxes, whether or not the Reorganization is consummated. The expenses of the Reorganizations expected to be borne by abrdn and First Trust are estimated to be approximately $589,000 for FSD and approximately $453,000 for FAM. To the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases made in connection with the Reorganizations, these will be borne by the applicable Acquired Fund with respect to the portfolio transitioning and de-levering conducted before the Reorganizations and borne by the Combined Fund with respect to the portfolio transitioning conducted after the Reorganizations. In addition, to the extent an Acquired Fund has holdings in France, Spain and/or Italy, such countries may impose an additional foreign transfer tax on the transfer of such securities to the Acquiring Fund. These taxes are in addition to the transaction costs disclosed above and would be borne by the Combined Fund.

Q:	Are the Reorganizations expected to be taxable to the respective shareholders of each Acquired Fund?
A:

It is expected that shareholders of each Acquired Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares in the Acquired Fund for shares of the Acquiring Fund pursuant to the Reorganization Agreement (except with respect to cash received in lieu of fractional shares of the Acquiring Fund).

As a condition to each Acquired Fund’s obligation to consummate the Reorganization, each Acquired Fund and the Acquiring Fund will receive an opinion from legal counsel to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, the transactions contemplated by the respective Reorganization Agreement constitute a tax-free reorganization for federal income tax purposes (except with respect to cash received in lieu of fractional shares of the Acquiring Fund). Despite this opinion, there can be no assurances that the US Internal Revenue Service will deem the exchanges to be tax-free.

The portfolio transitioning discussed above may result in capital gains or losses, which may have federal income tax consequences.

The portfolio de-levering discussed above may result in capital gains or losses, which may have federal income tax consequences. For example, if the de-levering of FSD was completed on September 21, 2023, it is estimated that approximately $16,821,000, or $0.505 per share, in capital losses would have resulted from the sale of portfolio securities ahead of the Reorganization. If the de-levering of FAM was completed on September 21, 2023, it is estimated that approximately $2,261,000, or $0.223 per share, in capital losses would have resulted from the sale of portfolio securities ahead of the Reorganization.

The portfolio transitioning after the Reorganization discussed above may result in capital gains or losses, which may have federal income tax consequences. For example, if the Reorganization of FAM only was completed on September 21, 2023, it is estimated that approximately $10,756,000, or $0.088 per share, in capital losses would have resulted from portfolio transitioning in the Combined Fund following the Reorganization. No sales of portfolio securities are anticipated after the Reorganization as it relates to the FSD Reorganization.

The actual tax consequences as a result of portfolio repositioning after the closing of the Reorganizations are dependent on the portfolio composition of each Acquired Fund at the time of closing and market conditions. Any net capital gain resulting from the realignment coupled with the results of the Acquiring Fund’s normal operations during the tax year following the close of the Reorganizations would be distributed to the shareholder base of the Combined Fund post-Reorganization in connection with the annual distribution requirements under US federal tax laws.

Q:	How do the Acquired Fund Boards suggest that I vote?
A:	The Acquired Fund Boards recommend that you vote “FOR” the respective Proposal.
Q:	How do I vote my proxy?

A:	You may vote in any one of four ways:

•	by mail, by sending the enclosed proxy card, signed and dated, in the enclosed envelope;

•	by phone, by following the instructions set forth on your proxy card;

•	via the Internet, by following the instructions set forth on your proxy card; or

•	in person, by attending the Special Meeting. Please note that shareholders who intend to attend the Special Meeting will need to provide valid identification and, if they hold shares through a bank, broker or other nominee, satisfactory proof of ownership of shares, such as a voting instruction form (or a copy thereof) or a letter from their bank, broker or other nominee or broker’s statement indicating ownership as of October 23, 2023 (the record date), to be admitted to the Special Meeting.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients may request voting instructions from such customers and clients. You are encouraged to contact your broker-dealer and record your voting instructions.

Q:	Whom do I contact for further information?
A:	If you need any assistance or have any questions regarding the Proposals or how to vote your shares, please call EQ Fund Solutions, LLC, the Acquired Fund’s proxy solicitor, at (866) 620-8437 weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

It is important that your shares be represented at the Special Meeting.  In order to avoid delay and to ensure that your shares are represented, please vote as promptly as possible.

The information in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement/Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

Subject to Completion

December 12, 2023

PROXY STATEMENT FOR

FIRST TRUST HIGH INCOME LONG/SHORT FUND

FIRST TRUST/ABRDN GLOBAL OPPORTUNITY INCOME FUND

120 East Liberty Drive, Suite 400

Wheaton, IL 60187

(630) 765-8000

PROSPECTUS FOR

ABRDN INCOME CREDIT STRATEGIES FUND

1900 Market Street, Suite 200

Philadelphia, PA 19103

(215) 405-5700

[ ], 2023

This combined proxy statement/prospectus (the “Proxy Statement/Prospectus”) is furnished to you as a common shareholder of each of or either of First Trust High Income Long/Short Fund (“FSD”) and First Trust/abrdn Global Opportunity Income Fund (“FAM”), each a Massachusetts business trust and closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) (each, an “Acquired Fund” and, collectively, the “Acquired Funds”). Special Meetings (with any postponements or adjournments, each a “Special Meeting” and, collectively, the “Special Meetings”) of shareholders of each Acquired Fund are scheduled to be held at the offices of the Acquired Fund’s investment adviser, First Trust Advisors L.P. (“First Trust”), located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on February 22, 2024, at 12:30 p.m. Central Time for FSD and at 12:30 p.m. Central Time for FAM. At the Special Meeting, shareholders will be asked to consider and to vote on the below proposals (each a “Proposal” and, collectively, the “Proposals”). If you are unable to attend the Special Meeting, the Board of Trustees of FSD and the Board of Trustees of FAM (each a “Board” and, collectively, the “Boards”) requests that you vote your shares by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the Internet. The approximate mailing date of this Proxy Statement/Prospectus is [  ], 2023.

For shareholders of FSD:

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of FSD to abrdn Income Credit Strategies Fund (the “Acquiring Fund”) in exchange solely for newly issued common shares of beneficial interest of the Acquiring Fund (although cash may be distributed in lieu of fractional shares of the Acquiring Fund) and the assumption by the Acquiring Fund of all liabilities of FSD and the distribution of common shares of beneficial interest of the Acquiring Fund to the shareholders of FSD and complete liquidation of FSD (the “FSD Reorganization”)

For shareholders of FAM:

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of FAM to abrdn Income Credit Strategies Fund (the “Acquiring Fund”) in exchange solely for newly issued common shares of beneficial interest of the Acquiring Fund (although cash may be distributed in lieu of fractional shares of the Acquiring Fund) and the assumption by the Acquiring Fund of all liabilities of FAM and the distribution of common shares of beneficial interest of the Acquiring Fund to the shareholders of FAM and complete liquidation of FAM (the “FAM Reorganization”)

Shareholders of record as of the close of business on October 23, 2023, the record date (the “Record Date”), are entitled to notice of and to vote at the Special Meeting.

Shareholders of each Acquired Fund are being asked to consider and vote on an Agreement and Plan of Reorganization (each a “Reorganization Agreement” and, collectively, the “Reorganization Agreements”) pursuant to which each Reorganization would be accomplished. The aggregate NAV (not the market value) of Acquiring Fund common shares received by the shareholders of each Acquired Fund in the Reorganization would equal the aggregate NAV (not the market value) of the respective Acquired Fund common shares held immediately prior to the respective Reorganizations (although shareholders may receive cash for fractional shares of the Acquiring Fund, which may be taxable). It is important to note that the Reorganization of an Acquired Fund is not contingent on the approval of the other Acquired Fund’s shareholders (i.e., a Reorganization of one of the Acquired Funds, if approved by that Acquired Fund’s shareholders, may still proceed if the other Reorganization is not approved by the other Acquired Fund’s shareholders). The Acquiring Fund as it would exist after one or both Reorganizations is referred to as the “Combined Fund.”

At the closing of each Reorganization, each Reorganization Agreement sets forth that the Acquired Fund assets will be valued in accordance with the Acquired Fund’s valuation procedures as approved by the Board of the Acquired Fund. Upon the consummation of the Reorganization, the assets transferred to the Acquiring Fund will be valued pursuant to the Acquiring Fund’s valuation procedures as approved by the Board of Trustees of the Acquiring Fund. The valuation procedures for the Acquired Funds, on the one hand, and the Acquiring Fund, on the other hand differ in certain respects.

For purposes of determining an Acquired Fund’s net asset value, corporate, sovereign, government, foreign, mortgage backed, and capital preferred fixed income securities and senior floating rate bank loans are priced at the mean of evaluated bid and asked prices provided by third-party pricing vendors on the valuation date. In contrast, the Acquiring Fund values such securities at the bid price provided by third-party pricing vendors.

If a Reorganization is approved by shareholders and assuming that FSD’s and FAM’s fixed income holdings are not sold in advance of the respective Reorganization, the net asset value per share of the Acquiring Fund will be less than the net asset value per share of the respective Acquired Fund. For example, if ACP’s valuation procedures were used to value FSD and FAM’s fixed income security holdings as of September 29, 2023, the value of the Combined Fund’s shares is estimated to be reduced by approximately $1,052,639 (0.13% of the Combined Fund as of September 29, 2023) or $0.009 per share of the Combined Fund, assuming both Reorganizations are consummated.

Separately, the shareholders of the Acquiring Fund are being asked to approve the issuance of additional common shares of the Acquiring Fund in connection with the Reorganizations. Completion of each Reorganization requires both the approval of the respective Acquired Fund shareholders of the respective Reorganization Agreement and the Acquiring Fund shareholders of the issuance of Acquiring Fund common shares.

There are differences between each Acquired Fund and the Acquiring Fund. In particular, they have different investment advisers. First Trust Advisors L.P. (previously defined as “First Trust”) is the investment manager of each Acquired Fund. MacKay Shields LLC (“MacKay”) is the sub-adviser of FSD and abrdn Inc. is the sub-adviser of FAM. aIL is the investment adviser of the Acquiring Fund and abrdn Inc. is the investment sub-adviser of the Acquiring Fund. The Funds have similar investment objectives, principal investment strategies and principal risks, with some differences. The Acquiring Fund and FAM have investment objectives that are materially the same. FSD’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. Each of FAM’s and the Acquiring Fund’s primary investment objective is to is to seek a high level of current income with a secondary objective of capital appreciation.

The common shares of the Acquiring Fund are listed on the New York Stock Exchange (the “NYSE”) under the ticker symbol “ACP” and will continue to be so listed following the Reorganizations. The common shares of FSD are listed on the NYSE under the ticker symbol “FSD” and the common shares of FAM are listed on the NYSE under the ticker symbol “FAM”. Common shares of each Acquired Fund would be delisted from the NYSE following the Reorganization. Shareholder reports, proxy statements and other information concerning Funds can be inspected at the NYSE.

The following documents have been filed with the Securities and Exchange Commission (“SEC”):

•	the Statement of Additional Information, dated [ ], 2023, relating to this Proxy Statement/Prospectus is incorporated into this Proxy Statement/Prospectus by reference;

•	the Semi-Annual Report to shareholders of FSD for the fiscal period ended April 30, 2023 (Investment Company Act File No. 811-22442; Accession Number 0001445546-23-004198);

•	the Annual Report to shareholders of FSD for the fiscal period ended October 31, 2022 (Investment Company Act File No. 811-22442; Accession Number 0001445546-23-000101);

•	the Semi-Annual Report to shareholders of FAM for the fiscal period ended June 30, 2023 (Investment Company Act File No. 811-21636; Accession Number 0001445546-23-005506);

•	the Annual Report to shareholders of FAM for the fiscal period ended December 31, 2022 (Investment Company Act File No. 811-21636; Accession Number 0001445546-23-001824);

•	the Semi-Annual Report to shareholders of the Acquiring Fund for the fiscal period ended April 30, 2023 (Investment Company Act File No. 811-22485; Accession Number 0001104659-23-079589); and

•	the Annual Report to shareholders of the Acquiring Fund for the fiscal period ended October 31, 2022 (Investment Company Act File No. 811-22485; Accession Number 0001104659-23-002299).

Additionally, copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge:

for the Acquiring Fund:

By Phone:	1-800-522-5465
By Mail:	abrdn Income Credit Strategies Fund
c/o abrdn Inc. 1900 Market Street, Suite 200
Philadelphia, PA 19103
By Internet:	www.abrdnacp.com

for FSD:

By Phone:	(630) 765-8000
By Mail:	First Trust High Income Long/Short Fund
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
By Internet:	www.ftportfolios.com

for FAM:

By Phone:	(630) 765-8000
By Mail:	First Trust/abrdn Global Opportunity Income Fund
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
By Internet:	www.ftportfolios.com

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, and, in accordance therewith, file reports, proxy statements, proxy materials and other information with the SEC. You also may view or obtain the foregoing documents from the SEC:

By e-mail:	publicinfo@sec.gov (duplicating fee required)
By Internet:	www.sec.gov

This Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund. This Proxy Statement/Prospectus sets forth concisely the information that shareholders of the Acquired Funds should know before voting on the Proposals. Please read it carefully and retain it for future reference. No person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

PROPOSALS	6

COMPARISON OF THE FUNDS	16

MANAGEMENT OF THE FUNDS	53

AGREEMENT BETWEEN First Trust Advisors L.P. AND ABRDN INC.	57

NET ASSET VALUE OF COMMON SHARES of the acquiring fund	63

DIVIDEND REINVESTMENT AND OPTIONAL CASH PURCHASE PLAN	63

ANTI-TAKEOVER AND CERTAIN PROVISIONS OF THE ACQUIRING FUND’S AGREEMENT AND DECLARATION OF TRUST AND BYLAWS	65

APPRAISAL RIGHTS	66

FINANCIAL HIGHLIGHTS	66

INFORMATION ABOUT THE REORGANIZATION	72

TERMS OF THE REORGANIZATION AGREEMENT	72

MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS	73

VOTING INFORMATION AND REQUIREMENTS	75

SHAREHOLDER INFORMATION	77

SHAREHOLDER PROPOSALS	78

SOLICITATION OF PROXIES	78

OTHER BUSINESS	78

APPENDIX A: FORMS OF AGREEMENT AND PLAN OF REORGANIZATION	A-1

PROPOSALS

For shareholders of FSD:

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of FSD to abrdn Income Credit Strategies Fund (the “Acquiring Fund”) in exchange solely for newly issued common shares of beneficial interest of the Acquiring Fund (although cash may be distributed in lieu of fractional shares of the Acquiring Fund) and the assumption by the Acquiring Fund of all liabilities of FSD and the distribution of common shares of beneficial interest of the Acquiring Fund to the shareholders of FSD and complete liquidation of FSD (the “FSD Reorganization”)

For shareholders of FAM:

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of FAM to abrdn Income Credit Strategies Fund (the “Acquiring Fund”) in exchange solely for newly issued common shares of beneficial interest of the Acquiring Fund (although cash may be distributed in lieu of fractional shares of the Acquiring Fund) and the assumption by the Acquiring Fund of all liabilities of FAM and the distribution of common shares of beneficial interest of the Acquiring Fund to the shareholders of FAM and complete liquidation of FAM (the “FAM Reorganization”)

Synopsis

The Board of each Acquired Fund, including trustees who are not “interested persons” of each Acquired Fund (as defined in the 1940 Act) (the “Independent Trustees”), have approved the respective Reorganization Agreement. The Acquiring Fund as it would exist after one or both Reorganizations is referred to as the “Combined Fund.”

Subject to approval of the respective Reorganization Agreements by the shareholders of the respective Acquired Funds and of the issuance of Acquiring Fund common shares by the shareholders of the Acquiring Fund, the Reorganization Agreements provide for:

•	the transfer of all of the assets of each Acquired Fund to the Acquiring Fund, in exchange solely for shares of the Acquiring Fund (although cash may be distributed in lieu of fractional shares of the Acquiring Fund);

•	the assumption by the Acquiring Fund of all liabilities of each Acquired Fund;

•	the distribution of common shares of the Acquiring Fund to the shareholders of each Acquired Fund; and

•	the complete liquidation of each Acquired Fund.

It is currently expected that each Reorganization will occur in the first quarter of 2024.

The Reorganization of an Acquired Fund is not contingent on the approval of the other Acquired Fund’s shareholders (i.e., a Reorganization of one of the Acquired Funds, if approved by that Acquired Fund’s shareholders, may still proceed if the other Reorganization is not approved by the other Acquired Fund’s shareholders).

Valuation

At the closing of each Reorganization, each Reorganization Agreement sets forth that the Acquired Fund assets will be valued in accordance with the Acquired Fund’s valuation procedures as approved by the Board of the Acquired Fund. Upon the consummation of the Reorganization, the assets transferred to the Acquiring Fund will be valued pursuant to the Acquiring Fund’s valuation procedures as approved by the Board of Trustees of the Acquiring Fund. The valuation procedures for the Acquired Funds, on the one hand, and the Acquiring Fund, on the other hand, differ in certain respects.

For purposes of determining an Acquired Fund’s net asset value, corporate, sovereign, government, foreign, mortgage backed, and capital preferred fixed income securities and senior floating rate bank loans are priced at the mean of evaluated bid and asked prices provided by third-party pricing vendors on the valuation date. In contrast, the Acquiring Fund values such securities at the bid price provided by third-party pricing vendors.

If a Reorganization is approved by shareholders and assuming that FSD’s and FAM’s fixed income holdings are not sold in advance of the respective Reorganization, the net asset value per share of the Acquiring Fund will be less than the net asset value per share of the respective Acquired Fund. For example, if ACP’s valuation procedures were used to value FSD and FAM’s fixed income security holdings as of September 29, 2023, the value of the Combined Fund’s shares is estimated to be reduced by approximately $1,052,639 (0.13% of the Combined Fund as of September 29, 2023) or $0.009 per share of the Combined Fund, assuming both Reorganizations are consummated.

Leverage and Portfolio Transitioning

Each Acquired Fund is required to pay back its outstanding leverage in connection with the closing of the Reorganization. It is anticipated that approximately 26% of FSD’s holdings and approximately 20% of FAM’s holdings will be sold by such Acquired Fund before the closing of the Reorganization in order to pay back each Acquired Fund’s outstanding leverage. This portfolio transition may take a significant amount of time and result in the Acquired Fund holding large amounts of uninvested cash. As a result, there may be times when an Acquired Fund is not pursuing its investment objective or is not being managed consistent with its investment strategies. This may impact each Acquired Fund’s performance. As of September 21, 2023, the expected costs to de-lever FSD’s portfolio would be approximately $405,000 (or 0.08% of FSD’s NAV as of September 21, 2023) or $0.012 per share. As of September 21, 2023, the expected costs to de-lever FAM’s portfolio would be approximately $33,000 (or 0.04% of FAM’s NAV as of September 21, 2023) or $0.003 per share. The foregoing estimates are subject to change depending on the composition of each Acquired Fund’s portfolio and market circumstances at the time any sales are made.

Following the Reorganization, the Combined Fund expects to realign its portfolio in a manner consistent with its investment strategies and policies, which will be the same as the Acquiring Fund’s strategies and policies. The Combined Fund may not be invested consistent with its investment strategies or the adviser’s investment approach while such realignment occurs. The realignment is anticipated to take approximately one week, based on current market conditions and assuming that the Acquired Funds’ holdings are the same as of September 21, 2023. Sales and purchases of less liquid securities could take longer. Based on the FSD and FAM holdings as of September 21, 2023, the Combined Fund expects to sell approximately 99% of FAM’s portfolio following the closing of the Reorganization. The Combined Fund expects to sell approximately 99% of FAM’s portfolio because it consists primarily of emerging market sovereign debt, which the Acquiring Fund’s investment team does not currently believe contributes to the Acquiring Fund's investment strategy. Although the Acquiring Fund may invest in emerging markets and sovereign debt without limit, the Acquiring Fund currently invests primarily in corporate bonds with just over 50% of its assets in bonds issued in the United States, with the remainder issued internationally, while FAM’s portfolio consists primarily of emerging markets sovereign debt. In addition, the Acquiring Fund’s investment team does not believe that FAM’s portfolio holdings would sufficiently contribute to supporting the Acquiring Fund’s distribution rate, which is higher than FAM’s distribution rate. As of September 21, 2023, the expected cost to sell 99% of FAM’s holdings following the closing of the Reorganization, which is estimated to equal 7.7% of the Combined Fund's portfolio, would be approximately $315,300 (or 0.04% of the estimated NAV of the Combined Fund as of September 21, 2023) or $0.0026 per share and would be borne by the Combined Fund.

To the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases made in connection with the Reorganizations, these will be borne by the Acquired Fund with respect to the portfolio transitioning conducted before the Reorganizations and borne by the Combined Fund with respect to the portfolio transitioning conducted after the Reorganizations. To the extent an Acquired Fund has holdings in France, Spain and/or Italy, such countries may impose an additional foreign transfer tax on the transfer of such securities to the Acquiring Fund. These taxes are in addition to the transaction costs disclosed above and would be borne by the Combined Fund.

The portfolio transitioning after the Reorganization discussed above may result in capital gains or losses, which may have federal income tax consequences. For example, if the Reorganization of FAM only was completed on September 21, 2023, it is estimated that approximately $10,756,000, or $0.088 per share, in capital losses would have resulted from portfolio transitioning in the Combined Fund following the Reorganization. No sales of portfolio securities are anticipated after the Reorganization as it relates to the FSD Reorganization. The actual tax consequences as a result of portfolio repositioning after the closing of the Reorganizations are dependent on the portfolio composition of each Acquired Fund at the time of closing and market conditions. Any net capital gain resulting from the realignment coupled with the results of the Acquiring Fund’s normal operations during the tax year following the close of the Reorganizations would be distributed to the shareholder base of the Combined Fund post-Reorganization in connection with the annual distribution requirements under US federal tax laws. Please see the Question "Are the Reorganizations expected to be taxable to the respective shareholders of each Acquired Fund?" and "Board Consideration of the Reorganizations" and "Material Federal Income Tax Consequences of the Reorganizations" for additional information.

Comparison of the Funds

FSD seeks to achieve its investment objectives by investing, under normal market conditions, a majority of its assets in a diversified portfolio of U.S. and foreign (including emerging markets) high-yield corporate fixed-income securities of varying maturities that are rated below investment grade at the time of purchase. As part of its investment strategy, FSD maintains both long and short positions in securities under normal market conditions. The Fund’s long positions, either directly or through derivatives, may total up to 130% of the Fund’s managed assets. The Fund’s short positions, either directly or through derivatives, may total up to 30% of the Fund’s managed assets. The Fund’s use of derivatives, other than for hedging purposes, will not exceed 30% of the Fund’s managed assets.

FSD may invest up to 5% of its Managed Assets (defined below) in common stocks, including those of foreign issuers. FSD may invest up to 20% of its Managed Assets in securities that, at the time of investment, are illiquid. FSD may also invest, without limit, in securities that are unregistered (but are eligible for purchase and sale by certain qualified institutional buyers) or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale (“restricted securities”). However, restricted securities determined to be illiquid are subject to the limitations set forth above.

FAM seeks to achieve its investment objectives by investing, under normal circumstances, substantially all of its Managed Assets (defined below) in a diversified portfolio of fixed-income securities, including government and corporate bonds, of U.S. and non-U.S. issuers. FAM’s investment team believes that a portfolio containing investment grade securities that invests across many national markets has the opportunity to achieve returns in excess of a portfolio that invests in a single domestic bond market, as the global fixed-income marketplace is generally less efficient than domestic markets. Under normal market conditions, FAM invests in securities of issuers in at least three countries (in addition to the United States), however, securities of issuers in a single country will not exceed 30% of the FAM’s Managed Assets. The Fund invests at least 60% of its Managed Assets in securities issued by government, government-related and supranational issuers (“government debt”). At least 25% of the Fund’s Managed Assets will be invested in U.S. dollar-denominated securities or non-U.S. dollar-denominated securities that have been fully hedged into U.S. dollars. FAM may also invest up to 10% of its Managed Assets in forward foreign currency exchange contracts for hedging and investment purposes. FAM places thresholds of the proportion of its Managed Assets that may be invested in corporate debt obligations, below investment grade securities, asset-backed securities, credit-linked notes, illiquid securities, and forward foreign exchange contracts (both deliverable and non-deliverable).

For purposes of FAM’s investment strategies, “Managed Assets” means the total asset value of FAM minus the sum of FAM’s liabilities other than the principal amount of borrowings, if any. For purposes of FSD’s investment strategies, “Managed Assets” means the average daily gross asset value of FSD (which includes the principal amount of any borrowings), minus the sum of FSD’s liabilities.

The Acquiring Fund is a high yield debt fund that is permitted to invest in a variety of US and foreign-issued debt instruments, and may utilize derivatives and hedging techniques, to achieve its investment objectives. The Acquiring Fund generally invests in corporate bonds and is permitted to invest in senior loans and in second lien or other subordinated loans or debt instruments, including non-stressed and stressed credit obligations, and related derivatives. The Acquiring Fund seeks to capitalize on market inefficiencies and to reallocate the portfolio of the Acquiring Fund to opportunistically emphasize those investments, categories of investments and geographic exposures believed to be best suited to the current investment and interest rate environment and market outlook. There is no minimum or maximum limit on the amount of the Acquiring Fund’s assets that may be invested in non-U.S. credit obligations generally or in emerging market credit obligations specifically. The Acquiring Fund has an 80% policy, under which it must invest 80% of its Managed Assets in credit obligations and related instruments. The Acquired Funds have no such 80% policy.

The Acquiring Fund is permitted to use derivative instruments to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. As of the Acquiring Fund’s most recent shareholder report, the Acquiring Fund used derivatives to hedge foreign currency exposure.

The Acquiring Fund and the Acquired Funds may use leverage to the extent permitted by the 1940 Act. Currently, the 1940 Act and the rules and regulations thereunder generally limit the extent to which a Fund may utilize borrowings, together with any other senior securities representing indebtedness, to 33 and 1/3% of the Fund’s total assets (including the assets subject to, and obtained with, the proceeds of such leverage) at the time utilized (less the Fund’s liabilities and indebtedness not represented by senior securities). In addition, the 1940 Act limits the extent to which the Fund may issue preferred shares plus senior securities representing indebtedness to 50% of the Fund’s total assets (less the Fund’s liabilities and indebtedness not represented by senior securities).

As of September 29, 2023, FSD and FAM had 26.0% and 20.3% aggregate leverage from borrowings as a percentage of each Acquired Fund’s total assets, respectively. As of September 29, 2023, the Acquiring Fund had 29.1% aggregate leverage from the issuance of preferred shares and borrowings as a percentage of its total assets. The Combined Fund anticipates using leverage similarly to the Acquiring Fund’s use thereof.

The Acquiring Fund offers preferred shares. The preferred shares of the Acquiring Fund are senior to the Acquiring Fund’s common shares, such that holders of preferred shares have priority over the distribution of the Acquiring Fund’s assets, including dividends and liquidating distributions. Additionally, holders of the preferred shares, voting separately as a class, have the right to elect two trustees of the Acquiring Fund.

Tax Considerations

It is expected that shareholders of each Acquired Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares in the Acquired Fund for shares of the Acquiring Fund pursuant to the Reorganization Agreement (except with respect to cash received in lieu of fractional shares of the Acquiring Fund). There can be no assurance that the US Internal Revenue Service (“IRS”) will deem the exchanges to be tax-free. You should consult your tax adviser regarding the effect, if any, of the Reorganizations in light of your individual circumstances. You should also consult your tax adviser about other state and local tax consequences of the Reorganizations, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganizations only. For further information about the federal income tax consequences of the Reorganization, see “Material Federal Income Tax Consequences of the Reorganizations” below.

As a condition to the closing of each Reorganization, each Acquired Fund and the Acquiring Fund will receive an opinion from the Acquiring Fund’s counsel Dechert LLP (based on certain facts, assumptions and representations) to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, the transactions contemplated by the Reorganization Agreement constitute a tax-free reorganization within the meaning of section 368(a) of the Code (except with respect to cash received in lieu of fractional shares of the Acquiring Fund). Despite this opinion, there can be no assurances that the IRS will deem the exchanges to be tax-free.

The portfolio transitioning discussed above may result in capital gains or losses, which may have federal income tax consequences.

Prior to the date of the Reorganizations’ closing, each Acquired Fund may declare one or more distributions to its shareholders that, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the date of the Reorganizations’ closing. All or a portion of such distribution may be taxable to the Acquired Fund’s shareholders for US federal income tax purposes.

Background and Reasons for the Proposed Reorganizations

Board Consideration of the Reorganizations

On October 23, 2023, the Boards of Trustees of FSD and FAM approved the reorganizations of the Acquired Funds into the Acquiring Fund. The Boards of Trustees of the Acquired Funds are comprised of the same seven individuals and are referred to in this “Board Consideration of the Reorganizations” section as the “Board.” For the reasons discussed below, the Board determined that, as applicable to each Acquired Fund, the proposed Reorganizations would be in the overall best interests of each Acquired Fund.

The Board considered the Reorganizations over the course of meetings held in September and October 2023. At those meetings, First Trust, the investment adviser for the Acquired Funds, discussed with the Board its reasons for proposing the Reorganizations. First Trust stated that it had conducted an evaluation of strategic alternatives for each Acquired Fund in light of certain factors, including, among others, the Acquired Funds’ discount levels. First Trust reviewed its evaluation of the strategic alternatives considered for each Acquired Fund, including maintaining the status quo, liquidation, conversion to an open-end fund, reorganization with an affiliated fund and reorganization with a third-party fund, and advised that, based on its evaluation, First Trust had determined that a reorganization with a third-party fund would be in the overall best interests of each Acquired Fund. First Trust reviewed its communications with AIL, the investment adviser for the Acquiring Fund, and its affiliate, abrdn Inc. (“AI” and together with AIL, “abrdn”), investment sub-adviser for the Acquiring Fund, and the due diligence it had conducted on abrdn, and informed the Board that First Trust was in the process of negotiating an agreement with AI, pursuant to which AI would acquire certain assets related to First Trust’s business of providing investment management services to the Acquired Funds and certain other closed-end funds in the First Trust Fund Complex (the “Purchase Transaction”) and that the Reorganizations were being proposed as part of the Purchase Transaction. In connection with the meetings at which the Reorganizations were discussed, First Trust and abrdn provided the Board with a variety of materials relating to the Reorganizations and the Purchase Transaction, including the rationale for and expected benefits and costs of each Reorganization, comparative information about the Funds and information about the Purchase Transaction and abrdn. Based on all the information reviewed, First Trust expressed its belief that, as applicable to each Acquired Fund, the Reorganizations were the best option for existing shareholders of the Acquired Funds and that the Board should approve and recommend that shareholders of each Acquired Fund approve the Reorganization for their Fund. First Trust highlighted that the Reorganizations would allow existing shareholders of the Acquired Funds to remain in a closed-end fund that seeks to provide current income, noting that, compared to each Acquired Fund, although the Acquiring Fund has a higher total expense ratio, the Acquiring Fund has a stronger performance track record on a net asset value (“NAV”) basis over recent periods, currently trades and has historically traded at a narrower discount (or higher premium), provides a significantly higher above-market distribution rate and offers better overall liquidity in light of its higher average daily trade volume. In addition, at the meetings, the Board received presentations from representatives of abrdn and was able to ask questions about the Reorganizations, the Purchase Transaction, abrdn and the Acquiring Fund. In connection with the meetings and prior to approving the Reorganizations, the Trustees of the Acquired Funds who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Acquired Funds (the “Independent Trustees”) met in private sessions and reviewed the information provided and discussed the proposed Reorganizations with their independent legal counsel.

Based upon all the information provided taken as a whole and the discussions at the meetings, the Board, including all of the Independent Trustees, approved the Reorganizations, and determined that, as applicable to each Acquired Fund, the Reorganizations would be in the overall best interests of each Acquired Fund. Accordingly, the Board recommends that shareholders of each Acquired Fund approve the Reorganization for their Fund.

In determining to approve the Reorganizations and to recommend that shareholders of each Acquired Fund approve the Reorganization for their Fund, the Board considered, among other things, the following factors:

•	Compatibility of Investment Objectives and Policies; Closed-End Fund Structure. The Board noted that the Funds have substantially the same primary and secondary investment objectives, with each Fund seeking to provide current income as its primary objective and capital appreciation as its secondary objective. The Board considered similarities and differences between the Funds’ investment strategies, noting that each Fund invests globally in fixed income securities, which may include loans and high yield securities, while also noting, among other differences, that the Acquiring Fund generally invests in lower rated bonds in the high yield sector as compared to FSD, while the current weighted average for FAM is in investment grade bonds. The Board also noted that the Acquiring Fund currently invests just over 50% of its assets in bonds issued in the United States, with the remainder issued internationally, while FAM invests primarily in emerging markets. The Board further noted that corporate bonds comprise almost all of the Acquiring Fund’s portfolio, whereas corporate bonds comprise approximately 25% of FAM’s portfolio. The Board considered that, like the Acquired Funds, the Acquiring Fund utilizes leverage, although the Acquiring Fund utilizes leverage from borrowings and the issuance of preferred shares whereas the Acquired Funds utilize leverage only from borrowings. The Board compared the Funds’ leverage ratios, as of the end of each Fund’s most recent respective semi-annual fiscal period, noting the Acquiring Fund’s leverage ratio of 28% was higher than FSD’s leverage ratio of 25% and FAM’s leverage ratio of 19%. The Board noted that the Acquiring Fund’s leverage structure and utilization were not anticipated to change as a result of the Reorganizations. The Board considered that each Acquired Fund would need to eliminate its leverage prior to the closing of the applicable Reorganization, which would require sales of portfolio securities and related transaction costs to each Acquired Fund. The Board also considered that although no repositioning of FSD’s remaining portfolio was anticipated post-Reorganization, substantially all of FAM’s remaining portfolio would be repositioned post-Reorganization, resulting in transaction costs, which would be borne by the Acquiring Fund, including shareholders of the Acquired Funds who remain in the Acquiring Fund. In addition, the Board noted that all three Funds are structured as closed-end investment companies and considered the advantages of such structure, including the ability to use leverage and hold less liquid and potentially higher yielding assets.

•	Investment Capabilities and Financial Condition of abrdn. The Board considered information provided with respect to abrdn’s investment capabilities and products, including its closed-end fund business, noting abrdn’s statements that it has managed and operated closed-end funds for nearly four decades, that its registered closed-end fund business is the third largest globally and that it continues to view closed-end funds as a core area of growth for its business. The Board also considered information regarding abrdn’s financial strength and resources and the services it provides to the Acquiring Fund, noting abrdn’s representation that abrdn continues to review and provide the required resources to ensure high quality and professional management services to the Acquiring Fund. In addition, the Board considered other information regarding abrdn’s investment platform, including abrdn’s administration and investor support services, abrdn’s valuation process and abrdn’s risk management infrastructure. The Board also considered the presentations from representatives of abrdn at the meetings in September and October 2023. In evaluating the capabilities and resources of abrdn and the rationale for each Reorganization, the Board also considered First Trust’s assessment of abrdn. The Board noted that the reorganizations of two other closed-end funds in the First Trust Fund Complex into closed-end funds managed by abrdn are also contemplated by the Purchase Transaction.

•	Portfolio Management. The Board noted that, like the Acquired Funds, the Acquiring Fund employs an adviser/sub-adviser management structure, although each Acquired Fund’s sub-adviser is not affiliated with its adviser whereas the Acquiring Fund’s adviser and sub-adviser are affiliated. The Board also noted that AI serves as the sub-adviser for both FAM and the Acquiring Fund, although each Fund has a different portfolio management team. The Board considered the background and experience of the persons responsible for the management of the Acquiring Fund’s portfolio, including their tenure at abrdn and their experience managing closed-end funds, as well as information regarding investment support resources at abrdn that are utilized by the portfolio management team.

•	The Acquiring Fund Board Governance. The Board considered information provided by abrdn regarding the governance structure of the Acquiring Fund’s Board, the compliance and risk program and the service providers rendering core services to the Acquiring Fund.

•	Valuation of Portfolio Investments. The Board noted the information provided by abrdn regarding the valuation procedures used to value the Acquiring Fund’s investments and considered the uncertain impact on the value of an Acquired Fund shareholder’s investment immediately after the applicable Reorganization as a result of differences in the Acquired Funds’ valuation procedures and Acquiring Fund’s valuation procedures.

•	Comparison of Fees and Expense Ratios. The Board considered comparative expense information for the Funds, including comparisons between the current advisory fee rates and total expense ratios for the Funds and the estimated pro forma advisory fee rate and total expense ratio of the combined fund. The Board noted that the Acquiring Fund’s stated advisory fee rate of 1.25% of managed assets is higher than each Acquired Fund’s stated advisory fee rate of 1.00% of managed assets, and that the Acquiring Fund’s advisory fee rate would not change as a result of the Reorganizations. The Board considered that AIL has contractually agreed to limit the Acquiring Fund’s other operating expenses (excluding any interest, taxes, brokerage fees, short sale dividend and interest expenses and non-routine expenses) to 0.35% of net assets; that, in connection with a separate reorganization of another closed-end fund into the Acquiring Fund that was completed in the first quarter of 2023, AIL has agreed to lower the limit to 0.25% of net assets for a period of one year from the closing of that reorganization; and that, in connection with the Reorganizations, AIL has proposed to extend the contractual expense limitation at 0.25% of net assets for twelve months from the closing of the Reorganizations, after which the contractual expense limitation would continue at 0.35% of net assets to June 30, 2025. The Board considered that the estimated pro forma total expense ratio of the Acquiring Fund post-Reorganization of 2.00% of net assets (excluding leverage costs and reflecting the impact of the current expense waiver of 0.06%) and 4.75% of net assets (including leverage costs, assuming a consistent leverage ratio, and reflecting the impact of the current expense waiver of 0.06%) was higher than the total expense ratio of FSD as of the end of its most recent semi-annual fiscal period of 1.16% of net assets (excluding leverage costs) and 3.95% of net assets (including leverage costs) and higher than the total expense ratio of FAM as of the end of its most recent semi-annual fiscal period of 1.91% of net assets (excluding leverage costs) and 3.62% of net assets (including leverage costs). The Board noted the differences in the cost of each Fund’s leverage and the impact of leverage costs on each Fund’s expense ratio. The Board also noted the estimated pro forma total expense ratio of the Acquiring Fund post-reorganization without the impact of the current expense waiver.

•	Fund Performance and Distribution Rates. The Board reviewed the performance of the Funds. The Board noted that the Acquiring Fund had outperformed FSD on a NAV basis for the one- and three-year periods ended September 30, 2023 and underperformed FSD on a NAV basis for the five-year period ended September 30, 2023. The Board noted that the Acquiring Fund had outperformed FAM on a NAV basis for the one-, three- and five-year periods ended September 30, 2023. In reviewing the Funds’ performance, the Board took into account the different investment strategies of the Funds. The Board also received information comparing the Funds’ distribution rates and noted that the Acquiring Fund’s current distribution rate is significantly higher than each Acquired Fund’s current distribution rate and that the distributions paid by the Acquiring Fund over the past five fiscal years have been comprised of 11% return of capital while the distributions paid by FSD and FAM over the past five fiscal years have been comprised of 30% and 62% return of capital, respectively.

•	Anticipated Tax-Free Reorganizations; Other Tax Impact. The Board noted First Trust’s representation that each Reorganization will be structured with the intention that it qualify as a tax-free reorganization for federal income tax purposes and that, as to the applicable Reorganization, each Fund will obtain an opinion of counsel substantially to this effect (based on certain factual representations and certain customary assumptions). In addition, the Board noted information indicating that each Acquired Fund’s pre-Reorganization portfolio sales in connection with the elimination of its leverage were expected to result in capital losses and that post-Reorganization sales of FAM’s portfolio securities were also expected to result in capital losses.

•	Potential for Improved Trading and Liquidity and Narrower Discounts. The Board considered the higher average daily trading volume of the Acquiring Fund as compared to each Acquired Fund, although FSD is a slightly larger fund than the Acquiring Fund, and that shareholders of the Acquired Funds may benefit from becoming shareholders of a larger combined fund with higher trading volume, potentially resulting in improved liquidity and narrower bid-ask spreads. The Board noted abrdn’s expectation that a larger combined fund should provide improved scale and liquidity for shareholders with a larger free float and engender greater market visibility, analyst and media coverage attracting more buyers and increased trading of fund shares. The Board considered that, in general, the Acquiring Fund’s shares have historically traded at a narrower discount (or higher premium) to NAV compared to the shares of each Acquired Fund and that the Acquiring Fund’s current discount is narrower than the current discounts of the Acquired Funds. The Board noted abrdn’s expectation that the combination of the Funds should provide improved liquidity and tradability creating improved potential for a narrower discount and lower discount volatility over time.

•	Expenses of the Reorganizations. The Board noted that the direct costs of the Reorganizations, including legal costs and costs associated with proxy solicitation, would be borne by First Trust and abrdn. The Board noted the transaction costs to be borne by each Acquired Fund in connection with the elimination of its leverage pre-Reorganization and the transaction costs to be borne by the Acquiring Fund (including shareholders of the Acquired Funds who remain in the Acquiring Fund) as a result of portfolio repositioning post-Reorganization and considered estimates of such costs.

•	Alternatives to the Reorganizations. The Board noted First Trust’s consideration of alternatives to the Reorganizations, including maintaining the status quo, liquidation, conversion to an open-end fund, reorganization with an affiliated fund and reorganization with a third-party fund, and First Trust’s determination that, as applicable to each Acquired Fund, the Reorganizations were the best option for existing shareholders of the Acquired Funds.

•	Terms and Conditions of the Reorganizations. The Board considered the terms and conditions of the Reorganizations and whether the Reorganizations would result in the dilution of the interests of existing shareholders of the Acquired Funds in light of the basis on which shares of the Acquiring Fund would be issued to shareholders of the Acquired Funds. The Board noted abrdn’s statement indicating that, although none of the reorganizations contemplated by the Purchase Transaction, including the Reorganizations, is contingent upon any other reorganization, if the reorganizations are not approved, or if the other conditions in the Purchase Transaction agreement are not satisfied or waived, then the Purchase Transaction may not be completed, and the Purchase Transaction agreement and the Reorganizations may be terminated.

In addition, the Board considered the Reorganizations in light of the increased focus by activist investors on the First Trust Fund Complex closed-end fund suite and the significant costs that may be imposed on the Acquired Funds in connection with an activist campaign, including potential litigation costs. The Board considered that the Reorganizations may have the additional benefit of reducing the likelihood of an activist campaign against the larger combined fund. The Board noted abrdn’s view that the Reorganizations will help ensure the viability of the Funds for the benefit of long-term shareholders by addressing risks arising from lack of scale, primarily liquidity, marketability challenges and fund costs that lead to wider discounts over time giving investors a poorer outcome and resulting in increasing threats from activists. In evaluating the Reorganizations, the Board also considered that First Trust will receive compensation from abrdn in connection with the Purchase Transaction.

Based upon on all of the foregoing considerations, the Board, in the exercise of its business judgment, approved the Reorganizations, including each proposed Agreement and Plan of Reorganization and the Reorganization contemplated thereby, and determined that, as applicable to each Acquired Fund, the Reorganizations would be in the overall best interests of each Acquired Fund. No single factor was determinative in the Board’s analysis and all factors were taken as a whole. The Board, including the Independent Trustees, unanimously recommends that shareholders of each Acquired Fund approve the Reorganization for their Fund.

Vote Required for each Proposal

Each Proposal will require the affirmative vote of a majority of the outstanding shares (as defined under the 1940 Act) entitled to be cast by FSD or FAM, as applicable. The 1940 Act defines a majority of the outstanding voting shares as the lesser of either (i) at least 67% of the voting securities present at the Special Meeting, if at least 50% of such securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting shares. For additional information regarding voting requirements, see “Voting Information and Requirements.”

COMPARISON OF THE FUNDS

Investment Objectives

All of the Funds seek current income with a secondary objective of capital appreciation.

FSD’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. Each of FAM’s and the Acquiring Fund’s primary investment objective is to is to seek a high level of current income with a secondary objective of capital appreciation.

Each Fund’s investment objectives are fundamental and may not be changed without shareholder approval.

Principal Investment Strategies

The Funds’ respective investment strategies are similar in that they invest in high-yield fixed income securities. However, in seeking to achieve their respective investment objectives, there are some substantial differences in the investment strategies and risks of each Fund. The Acquiring Fund and each Acquired Fund invest in high yield debt securities, utilizes leverage and invest in a variety of US and foreign issued debt instruments and may utilize derivatives and hedging techniques, to achieve their respective investment objectives. Some key differences between the Funds’ investment strategies include that FSD maintains both long and short positions in securities under normal market conditions and FAM has a distinctly global focus and places upward thresholds on investments in various securities including high-yield fixed income securities. The Acquiring Fund invests opportunistically and does not have the same limits and investment policies. The Acquiring Fund has an 80% policy, under which it must invest 80% of its Managed Assets in credit obligations and related instruments. The Acquired Funds have no such 80% policy.

The definition of “Managed Assets” for purposes of the Acquired Funds’ and the Acquiring Fund’s investment strategies are similar. For purposes of FAM’s investment strategies, “Managed Assets” means the total asset value of FAM minus the sum of the FAM’s liabilities other than the principal amount of borrowings, if any. For purposes of FSD’s investment strategies, “Managed Assets” means the average daily gross asset value of FSD (which includes the principal amount of any borrowings), minus the sum of FSD’s liabilities. For purposes of the Acquiring Fund’s investment strategies, “Managed Assets” means the total assets of the Acquiring Fund (including any assets attributable to money borrowed for investment purposes, including proceeds from (and assets subject to) reverse repurchase agreements, any credit facility and any issuance of preferred shares or notes) minus the sum of the Acquiring Fund’s accrued liabilities (other than Fund liabilities incurred for the purpose of leverage).

FSD	FAM	Acquiring Fund

The Fund invests primarily in a diversified portfolio of U.S. and foreign (including emerging markets) high-yield corporate fixed-income securities of varying maturities that are rated below-investment grade at the time of purchase. Such securities include corporate bonds; debentures; notes; commercial paper; other types of corporate debt instruments, including instruments issued by corporations with direct or indirect government ownership; asset-backed securities; preferred shares; loan participations and assignments; payment-in-kind securities; zero-coupon bonds; bank certificates of deposit; fixed time deposits; banker’s acceptances; and derivative instruments that provide the same or similar economic impact as a physical investment in any of the above referenced securities.

The Fund will generally limit its investment in securities rated below “B-” by Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., or Fitch Ratings, below “B3” by Moody’s Investors Service, Inc., comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the investment team to be of comparable quality at the time of purchase to no more than 5% above the approximate aggregate weighting of such securities in the index which the Fund tracks.

The Fund maintains both long and short positions in securities. The Fund’s long positions, either directly or indirectly, may total up to 130% of the Fund’s managed assets. The Fund’s short positions, either directly or through derivatives, may total up to 30% of the Fund’s managed assets.

The Fund’s use of derivatives, other than for hedging purposes, will not exceed 30% of the Fund’s managed assets. The Fund’s principal investments in derivative instruments may include investments in credit default swaps, structured notes, special purpose vehicles, futures transactions, options and options on futures as well as certain currency and interest rate instruments such as foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies and interest rate swaps.

The Fund’s investments may be denominated in U.S. dollars or in foreign currencies. In order to minimize the impact of currency fluctuations, MacKay may at times hedge certain or all of the Fund’s investments denominated in foreign currencies into U.S. dollars.

The Fund may also invest up to 5% of its managed assets in common stock, including those of foreign issuers; invest up to 20% of its managed assets in securities that, at the time of investment, are illiquid; invest without limit in securities that are unregistered or are held by control persons of the issuer; and invest without limit in securities that are subject to contractual restrictions on their resale.

The Fund will pursue its objectives by investing in the world bond markets through a diversified portfolio of investment grade and below-investment grade government and corporate debt securities. Investments in government debt may also include bonds issued by countries considered to be emerging markets.

Under normal market conditions, the Fund invests substantially all of its “Managed Assets” in a diversified portfolio of fixed-income securities, including government and corporate bonds, of U.S. and non-U.S. issuers. Under normal market conditions, the Fund invests in securities of issuers in at least three countries (in addition to the United States), however, securities of issuers in a single country will not exceed 30% of the Fund’s Managed Assets.

The Fund has no stated maturity strategy. Rather, abrdn Inc. invests in securities of various maturities which it believes offer income and total return opportunities to the Fund. Allocation between investment grade and below-investment grade securities will vary according to relative value and opportunity identified by abrdn Inc. The Fund’s portfolio positions will be undertaken according to the quality of their risk-adjusted potential return.

The Fund invests at least 60% of its Managed Assets in securities issued by government, government-related and supranational issuers (“government debt”). At least 25% of the Fund’s Managed Assets will be invested in U.S. dollar-denominated securities or non-U.S. dollar-denominated securities that have been fully hedged into U.S. dollars. Government debt includes: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions; debt securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by the above-noted issuers; or debt securities issued by supranational entities such as the World Bank or the European Union.

The Fund:

May invest up to 40% of its Managed Assets in corporate debt obligations.

•      Corporate debt bonds generally are used by corporations to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain corporate bonds are “perpetual” in that they have no maturity date. The Fund may invest in non-U.S. corporate bonds which involve unique risks compared to investing in the securities of U.S. issuers.

May invest up to 60% of its Managed Assets in securities rated below “Baa3” by Moody’s Investment Service, inc. (“Moody’s”) below “BBB-” by Standard & Poor’s Corporation, a division of The McGraw-Hill Companies (“S&P”), or comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by abrdn Inc. to be of comparable credit quality.

Depending on current market conditions and the Fund’s outlook over time, the Fund seeks to achieve its investment objectives by opportunistically investing primarily in loan and debt instruments (and loan-related or debt-related instruments, including repurchase and reverse repurchase agreements and derivative instruments) of issuers that operate in a variety of industries and geographic regions. The Fund expects to emphasize high current income, with a secondary emphasis on capital appreciation, by investing generally in senior secured floating rate and fixed rate loans and in second lien or other subordinated loans or debt instruments, including non-stressed and stressed credit obligations, and related derivatives. Under normal market conditions, the Fund will invest at least 80% of its “Managed Assets” in any combination of the following credit obligations and related instruments: (i) senior secured floating rate and fixed rate loans (“Senior Loans”) (including those that, at the time of investment, are rated below investment grade by a nationally recognized statistical rating organization (a “NRSRO”) or are unrated but deemed by aIL or abrdn Inc. (collectively with aIL, the “Advisers”) to be of comparable quality; these types of below investment grade instruments are commonly known as “junk” securities and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal); (ii) second lien or other subordinated or unsecured floating rate and fixed rate loans or debt (including those that, at the time of investment, could be considered “junk” securities as described above); (iii) other debt obligations, including high-yield, high-risk obligations (i.e., instruments that are commonly known as “junk” securities as described above) and “covenant lite” loans; (iv) structured products, including collateralized debt and loan obligations (collectively, “structured products”) that provide long or short exposure to other credit obligations; (v) swaps and other derivative instruments (including credit default, total return, index and interest rate swaps, options, forward contracts, futures contracts and options on futures contracts) that provide long or short exposure to other credit obligations; and (vi) short-term debt securities such as US government securities, commercial paper and other money market instruments and cash equivalents (including shares of money market funds). Certain types of structured products, swaps and other derivative instruments provide short exposure to other credit obligations because the value of such instruments is inversely related to the value of one or more other credit obligations.

The Fund has no liquidity limitation or restriction, thus some or all its investments may be illiquid securities. The Advisers have expertise in Senior Loans and subordinated debt instruments, including those of stressed and distressed issuers, and is responsible for the overall management of the Fund.

FSD	FAM	Acquiring Fund
To the extent the Fund enters into derivatives transactions, it will do so pursuant to Rule 18f-4 under the 1940 Act. Rule 18f-4 requires the Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon the Fund’s level of exposure to derivative instruments.

•      The Fund may invest in high yield securities of any rating. However, the Fund will not invest more than 15% of its Managed Assets in securities rated below “B-” by Moody’s and/or S& P.

May invest up to 15% of its Managed Assets in asset-backed securities.

•      Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The underlying assets (e.g., loans) are subject to prepayments which shorten the securities’ weighted average maturity and may lower their return. Losses or delays in payment may result if the credit support or enhancement is exhausted because the required payments of principal and interest on the underlying assets are not made. The value of these securities may also change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool or the financial institution or fund providing the credit support or enhancement.

May invest up to 35% of its Managed Assets in credit linked notes (“Credit Linked Notes”), provided such securities are issued by an institution with at least an “A” credit rating by Moody’s and/or S&P.

The Advisers seek to maximize risk adjusted returns, including by seeking to manage risk through shorting and other hedging strategies when deemed advisable by the Advisers. There can be no assurance that the Fund’s hedging strategies will succeed. The Advisers seek to achieve the Fund’s investment objectives while carefully evaluating risk/return within the capital structure of a company, as well as the industry and asset class. The Advisers look to maintain trading flexibility and to preserve capital. They conduct thorough in-depth research and employ a disciplined investment philosophy and a consistent investment approach in their focus on credit opportunities. The Advisers’ investment teams use a robust credit process that includes research and analysis using a top-down/bottom-up approach to find mispriced or undervalued opportunities: from the top down, they consider macroeconomic themes of the overall credit market and industries, and from the bottom up, they conduct detailed fundamental analysis related to credit obligations of specific issuers, including examining issuers’ financials and operations, including sales, earnings, growth potential, assets, debt, management and competition. The Advisers also seek to understand historic and prospective industry trends affecting an investment opportunity. The Fund can invest in both fixed-rate and floating-rate credit obligations.

When investing in credit obligations, the Fund may invest in the same securities or other credit obligations in which other accounts managed by the Advisers also invest. To the extent that the Advisers serve as an investment manager to other accounts in the future that have the same investment strategy as the Fund, investment opportunities within such strategy will, to the extent practicable, be allocated among the Fund and such other accounts on a pro rata basis or on such other basis as the Advisers determine to be fair and equitable to the Fund and such other accounts.

FSD	FAM	Acquiring Fund

•     Credit Linked Notes are structured securities typically issued by banks whose principal and interest payments are contingent on the performance of a specified borrower company or companies (the “Reference Issuer”). Credit Linked Notes are created by embedding a credit default swap in a funded asset to form an investment whose credit risk and cash flow characteristics resemble those of a bond or loan. These notes pay an enhanced coupon to the investor for taking on the added credit risk of the Reference Issuer.

May invest up to 10% of its Managed Assets in securities that, at the time of investment, are illiquid (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). The Fund may also invest, without limit, in securities that are unregistered (but are eligible for purchase and sale by certain qualified institutional buyers) or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale (“restricted securities”). However, restricted securities determined by abrdn Inc., under the supervision of the Board of Trustees, to be illiquid are subject to the limitations set forth above.

May invest up to 5% of its Managed Assets in non-deliverable forward foreign exchange contracts for purposes of hedging.

May invest up to 10% of its Managed Assets in forward foreign exchange contracts (both deliverable and non-deliverable).

Investors should note that the investment advisory fee structure for other accounts managed by the Advisers may be different than the investment advisory fee structure for the Fund. The Fund offers an opportunity for its investors to have access to an investment strategy implemented by the Advisers, which normally is not directly available to retail investors, albeit only at the lower risk and return segment of the market.

Leverage – The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including reverse repurchase agreements, credit facilities such as bank loans or commercial paper, and the issuance of preferred shares or notes. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including reverse repurchase agreements, credit facilities such as bank loans or commercial paper, and the issuance of preferred shares or notes. The Fund is permitted to have financial leverage representing up to the maximum extent permitted by the 1940 Act. The 1940 Act generally prohibits the Fund from engaging in most forms of leverage representing indebtedness other than preferred shares unless immediately after such incurrence the Fund's total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, "total net assets") is at least 300% of the aggregate senior securities representing indebtedness (i.e., the use of leverage through senior securities representing indebtedness may not exceed 33 1/3% of the Fund's total net assets (including the proceeds from leverage)). Additionally, under the 1940 Act, the Fund generally may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless at the time of such declaration or purchase, this asset coverage test is satisfied. In addition, the 1940 Act limits the extent to which the Fund may issue preferred shares plus senior securities representing indebtedness to 50% of the Fund’s total assets (less the Fund’s liabilities and indebtedness not represented by senior securities). Indebtedness associated with reverse repurchase agreements and similar financing transactions may be aggregated with any other senior securities representing indebtedness for this purpose or be treated as derivatives transactions under the 1940 Act and the rules and regulations thereunder, depending on the Fund’s election under applicable SEC requirements.

Distribution Information

FSD currently pays a monthly distribution of $0.105 per share; based on the market price and NAV as of September 29, 2023, FSD’s annualized distribution rate is 11.75% and 10.28%, respectively. FAM currently pays a monthly distribution of $0.060 per share; based on the market price and NAV as of September 29, 2023, FAM’s annualized distribution rate is 12.63% and 11.18%, respectively. The Acquiring Fund currently pays a monthly distribution of $0.100 per share; based on the market price and NAV as of September 29, 2023, the Acquiring Fund’s annualized distribution rate is 17.6% and 17.7%, respectively. The Combined Fund expects to pay a monthly distribution of $0.100 per share and would have the same distribution yield as the Acquiring Fund.

The Combined Fund intends to make its first distribution to shareholders in the month immediately following the Reorganization. In addition, the Combined Fund expects to follow the same frequency of payments as each Fund and to make monthly distributions to shareholders.

Please see “Description of Common Shares to be Issued by the Acquiring Fund; Comparison to the Acquired Fund” below for additional information.

Leverage

Each Acquired Fund will be required to pay back its outstanding leverage in connection with the closing of the Reorganization. It is anticipated that approximately 26% of FSD’s holdings and 20% of FAM’s holdings will be sold by each respective Acquired Fund before the closing of the Reorganizations in order to pay back each Acquired Fund’s outstanding leverage. As a result of the disposition of such securities, each Acquired Fund may hold more uninvested cash than normal and there may be times when each Acquired Fund is not fully invested in accordance with its investment objective and strategies during this transition period, which may cause an Acquired Fund to forgo any appreciation in value of portfolio investments, if any. This may impact each Acquired Fund’s performance. As of September 21, 2023, the expected costs to de-lever FSD’s portfolio would be approximately $405,000 (or 0.08% of FSD’s NAV as of September 21, 2023) or $0.012 per share. As of September 21, 2023, the expected costs to de-lever FAM’s portfolio would be approximately $33,000 (or 0.04% of FAM’s NAV as of September 21, 2023) or $0.003 per share. To the extent an Acquired Fund has holdings in France, Spain and/or Italy, such countries may impose an additional foreign transfer tax on the transfer of such securities to the Acquiring Fund. These taxes are in addition to the transaction costs disclosed above and would be borne by the Combined Fund. The foregoing estimates are subject to change depending on the composition of each Acquired Fund’s portfolio and market circumstances at the time any sales are made.

The portfolio de-levering discussed above may result in capital gains or losses, which may have federal income tax consequences. For example, if the de-levering of FSD was completed on September 21, 2023, it is estimated that approximately $16,821,000, or $0.505 per share, in capital losses would have resulted from the sale of portfolio securities ahead of the Reorganization. If the de-levering of FAM was completed on September 21, 2023, it is estimated that approximately $2,261,000, or $0.223 per share, in capital losses would have resulted from the sale of portfolio securities ahead of the Reorganization. The actual tax consequences as a result of portfolio repositioning are dependent on the portfolio composition of each Acquired Fund at the time and market conditions.

The Funds’ strategies relating to their use of leverage may not be successful, and the Funds’ use of leverage will cause the Funds’ NAV to be more volatile than they would otherwise be. There can be no guarantee that the Funds will leverage their assets or, to the extent the Funds utilize leverage, what percentage of its assets such leverage will represent.

As of September 29, 2023, each of FSD and FAM had aggregate leverage from borrowings and the Acquiring Fund had aggregate leverage from the issuance of preferred shares and borrowings as a percentage of its total assets as follows:

Leverage Ratio
FSD	26.0%
FAM	20.3%
Acquiring Fund	29.1%

If the Reorganization(s) had occurred on September 29, 2023, the leverage ratio for the Combined Fund would have been as follows:

Pro Forma Combined Fund (FSD into the Acquiring Fund only)	Pro Forma Combined Fund (FAM into the Acquiring Fund only)	Pro Forma Combined Fund (FSD and FAM into the Acquiring Fund)
29.1%	29.1%	29.1%

Fees and Expenses

Below is a comparison of the fees and expenses of the Funds before and after the Reorganizations based on the expenses for the six months ended April 30, 2023, for FSD and the Acquiring Fund and for the six months ended June 30, 2023 for FAM. The pro forma information for the Combined Fund is as of April 30, 2023. The Acquiring Fund’s assets have been restated to reflect the net assets as of April 30, 2023 (rather than average net assets over the six months ended April 30, 2023) in order to provide more accurate expense ratios due to a significant increase in Fund assets that occurred on March 10, 2023 as the result of a reorganization of another closed-end management investment company registered under the 1940 Act with and into the Acquiring Fund and, therefore, the information in the fee table below will not match the Financial Highlights in the Acquiring Fund’s April 30, 2023 semi-annual report to shareholders. Pro forma combined fees and expenses are estimated in good faith and are hypothetical.

It is important to note that following the Reorganization, shareholders of the Acquired Funds would be subject to the actual fees and expenses of the Acquiring Fund, which may not be the same as the pro forma combined fees and expenses. Future fees and expenses may be greater or lesser than those indicated below.

	FSD	FAM	Acquiring Fund*		Pro Forma Combined Fund* (FSD into Acquiring Fund Only)		Pro Forma Combined Fund* (FAM into Acquiring Fund Only)		Pro Forma Combined Fund* (FSD and FAM into Acquiring Fund)
Common Shareholder Transaction Expenses
Sales Load (as a percentage of the offering price)(1)	None	None	None		None		None		None
Offering expenses (as a percentage of offering price)(1)	None	None	None		None		None		None
Dividend reinvestment and optional cash purchase plan fees (per share for open-market purchases of common shares)
Fee for Open Market Purchases of Common Shares	$0.03	$0.03	$0.02 (per share)(2)		$0.02 (per share)(2)		$0.02 (per share)(2)		$0.02 (per share)(2)
Fee for Optional Shares Purchases	None	None	$5.00 (max)(2)		$5.00 (max)(2)		$5.00 (max)(2)		$5.00 (max)(2)
Sales of Shares Held in a Dividend Reinvestment Account	$0.12 (per share) plus $15(3)	$0.12 (per share) plus $15(3)	$0.12 (per share) and $25.00 (max)(2)		$0.12 (per share) and $25.00 (max)(2)		$0.12 (per share) and $25.00 (max)(2)		$0.12 (per share) and $25.00 (max)(2)

Annual expenses (as a percentage of net assets attributable to Common Shares)
Advisory fee(4)	1.00%	1.31%	1.74%		1.74%		1.74%		1.74%
Interest expense(5)	2.76%	1.71%	1.84%		2.09%		1.91%		2.11%
Dividends on Preferred Shares	None	None	0.57	%(6)	0.27%		0.48%		0.24%
Other expenses	0.16%	0.60%	0.44%		0.33%		0.40%		0.31%
Acquired Fund Fees and Expenses(7)	-%	-%	0.01%		0.00%		0.01%		0.00%
Total annual expenses	3.92%	3.62%	4.60%		4.43%		4.54%		4.40%
Less: expense reimbursement	None	None %	0.18	%(8)	0.07	%(8)	0.15	%(8)	0.06	%(8)
Total annual expenses after expense reimbursement	3.92%	3.62%	4.42	%(8)	4.36	%(8)	4.39	%(8)	4.34	%(8)

*

The Acquiring Fund’s assets have been restated to reflect net assets as of April 30, 2023 (rather than average net assets over the six months ended April 30, 2023) in order to provide more accurate expense ratios due to a significant increase in Fund assets that occurred on March 10, 2023 as the result of a reorganization of another closed-end management investment company registered under the 1940 Act with and into the Acquiring Fund and, therefore, the information in the fee table below will not match the Financial Highlights in the Acquiring Fund’s April 30, 2023 semi-annual report to shareholders.

(1)

No sales load will be charged in connection with the issuance of Acquiring Fund common shares as part of the Reorganization. Common shares are not available for purchase from the Funds but may be purchased on the NYSE through a broker-dealer subject to individually negotiated commission rates. Common shares purchased in the secondary market may be subject to brokerage commissions or other charges.

(2)

Shareholders who participate in the Acquiring Fund’s Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”) may be subject to fees on certain transactions. Fees for Computershare Trust Company N.A. (the “Plan Agent”) for the handling of the reinvestment of dividends will be paid by the Acquiring Fund; however, participating shareholders will pay a $0.02 per share fee incurred in connection with open-market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant, which will be deducted from the value of the dividend. For optional share purchases, shareholders will also be charged a $2.50 fee for automatic debits from a checking/savings account, a $5.00 one-time fee for online bank debit and/or $5.00 for check. Shareholders will be subject to $0.12 per share fee and either a $10.00 fee (for batch orders) or $25.00 fee (for market orders) for sales of shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.

(3)	You will pay brokerage charges if you direct Computershare Inc., as agent for the Common Shareholders Dividend Reinvestment Plan, to sell your Common Shares held in a dividend reinvestment account.
(4)

The contractual advisory fee of each Acquired Fund is 1.00% of the average daily value of the Acquired Managed Assets. For the purpose of this calculation for FAM, “Managed Assets” means the gross asset value of FAM (including assets attributable to FAM’s preferred shares, if any, and the principal amount of borrowings) minus the sum of FAM’s accrued and unpaid dividends on any outstanding preferred shares, and accrued liabilities (other than the principal amount of any borrowings incurred or of commercial paper or notes issued by FAM). For purposes of this calculation for FSD, “Managed Assets” means the average daily gross asset value of FSD (which includes the principal amount of any borrowings) minus the sum of FSD’s liabilities.

The contractual advisory fee of the Acquiring Fund and Combined Fund is 1.25% of the Combined Fund’s average daily Managed Assets. Managed Assets for these purposes are the total assets of the Fund (including any assets attributable to money borrowed for investment purposes, including proceeds from (and assets subject to) reverse repurchase agreements, any credit facility and any issuance of preferred shares or notes) minus the sum of the Fund’s accrued liabilities (other than Acquiring Fund liabilities incurred for the purpose of leverage).

The advisory fee percentage calculation assumes the use of leverage by each Fund as discussed in note (5) below.

(5)

For FAM, the percentage in the table is based on total borrowings of $21,409,545 (the average balance outstanding under FAM’s credit facility as of June 30, 2023, representing approximately 25% of the FAM’s Managed Assets) and an average interest rate during the semi-annual period ended June 30, 2023 of 5.60%.

For FSD, the percentage in the table is based on the average margin interest expense rate of 5.11% charged on the sum of total borrowings of $143,105,137 (the average balance outstanding in FSD’s margin account, representing approximately 26% of FSD’s Managed Assets) and the average market value of securities sold short of $56,937,033 during the semi-annual period ended April 30, 2023. In addition, the percentage in the table includes interest expense on investments sold short.

For the Acquiring Fund, the percentage in the table is based on total borrowings of $87,000,000 (the average balance outstanding under the Acquiring Fund’s credit facility as of April 30, 2023, representing approximately 28.7% of the Acquiring Fund’s Managed Assets) and an average interest rate during the fiscal period ended April 30, 2023 of 5.82%.

For the Combined Fund, the percentage in the table is based on estimated total borrowings under a credit facility of $299,759,000 (representing approximately 25.0% of the Combined Fund’s Managed Assets and an average interest rate of 5.82%.)

There can be no assurances that either Fund will be able to obtain such level of borrowing (or to maintain its current level of borrowing), that the terms under which either Fund borrows will not change, or that either Fund’s use of leverage will be profitable.

(6)	Based on 1,600,000 shares of Preferred Shares outstanding as of April 30, 2023, with an aggregate liquidation preference of $40 million and an annual dividend rate equal to 5.25% of such liquidation preference. The costs associated with the Preferred Shares are borne entirely by common shareholders.

(7)	Acquired Fund fees and expenses are indirect fees and expenses that the Acquired Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds. Acquired Fund fees and expenses are borne indirectly by the Acquired Fund, but they are not reflected in the Acquired Fund’s financial statements; and the information presented in the table will differ from that presented in the Acquired Fund’s financial highlights.

(8)	abrdn Investments Limited (“aIL”), the investment adviser of the Acquiring Fund, has contractually agreed to limit total “Other Expenses” of the Acquiring Fund (excluding any interest, taxes, brokerage fees, short sale dividend and interest expenses and non-routine expenses) as a percentage of net assets attributable to common shares of the Acquiring Fund to 0.25% per annum of the Acquiring Fund’s average daily net assets until Mach 7, 2024 and then 0.35% per annum of the Acquiring Fund’s average daily net assets until October 31, 2024. aIL has contractually agreed to limit total “Other Expenses” of the Combined Fund (excluding any interest, taxes, brokerage fees, short sale dividend and interest expenses and non-routine expenses) as a percentage of net assets attributable to common shares of the Combined Fund to 0.25% per annum of the Combined Fund’s average daily net assets for twelve months following the closing of the Reorganization and 0.35% per annum of the Combined Fund’s average daily net assets until June 30, 2025. This contractual limitation may not be terminated before October 31, 2024 or June 30, 2025, without the approval of the Acquiring Fund’s or Combined Fund’s, as applicable, trustees who are not “interested persons” of the Acquiring Fund or Combined Fund, as applicable (as defined in the 1940 Act). The Acquiring Fund or Combined Fund, as applicable, may repay any such reimbursement from aIL, within three years of the reimbursement, provided that the following requirements are met: the reimbursements do not cause the Acquiring Fund or Combined Fund, as applicable, to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by aIL.

Expense Example

The following example illustrates the expenses that a shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The example set forth below assumes shares of each Fund were owned as of the completion of each Reorganization and uses a 5% annual rate of return as mandated by SEC regulations.*

	1 Year	3 Years	5 Years	10 Years
FSD	$39	$120	$201	$414
FAM	$36	$111	$187	$388
Acquiring Fund	$44	$137	$231	$468
Pro Forma Combined Fund (FSD into Acquiring Fund only)	$44	$133	$224	$455
Pro Forma Combined Fund (FAM into Acquiring Fund only)	$44	$134	$227	$463
Pro Forma Combined Fund (FSD and FAM into Acquiring Fund)	$44	$132	$222	$453

* The example should not be considered a representation of future expenses or rate of return and actual Combined Fund expenses may be greater or less than those shown. The example assumes that (i) all dividends and other distributions are reinvested at NAV, (ii) the percentage amounts listed under “Total annual expenses” above remain the same in the years shown; (iii) the expense reimbursement agreement for the Acquiring Fund limiting “Other expenses” as a percentage of net assets attributable to common shares of the Acquiring Fund to 0.25% per annum of the Acquiring Fund’s average daily net assets is only in effect through March 7, 2024 and then 0.35% per annum of the Acquiring Fund’s average daily net assets until October 31, 2024; and (iv) the expense reimbursement agreement for the Combined Fund is only in effect until June 30, 2025, at the rates described in note (7) above.

Principal Risks

The principal risks of the Funds are similar, but include some substantial differences. Although the Funds are subject to similar risks in connection with their investment objectives, their risks materially differ in certain ways on account of certain distinctions in the investment objectives and strategies. For example, FAM is subject to certain risks specific to its holdings in foreign countries, particularly emerging markets, FSD is subject to risk of its long/short investment strategy, and the Acquiring Fund is subject to risks specific to its ability to invest in derivatives, use hedging techniques and invest in senior loans and in second lien or other subordinated loans or debt instruments. Therefore, in the table below and principal risks that follow, you will notice that FAM is subject to certain regional risks to which the other Funds are not subject and that the Acquiring Fund is subject to risks stemming from its potential exposure to loans and various derivative instruments to which the Acquired Funds are not subject. The Acquired Funds and the Acquiring Fund may share similar risks but describe them differently or under a different risk heading – for instance, although “Distressed Debt Risk” is not checked for the Acquiring Fund, the Acquiring Fund may invest in distressed issuers and includes risk disclosure about stressed and distressed issuers under “Credit Risk”. A chart showing the risks applicable to each Fund based on section headings is included directly below. Because the chart categorizes risk heading titles only, it is possible that the descriptions of the risks could encompass broader concepts for one Fund compared to the other or include multiple associated risks under a single heading. Therefore, the description of the risks associated with each heading for each Fund is included below the chart to provide more descriptive information of each risk.

Principal Risks	FSD	FAM	Acquiring Fund
Active management and selection risk; Management risk and reliance on key personnel	X	X	X
Africa risk		X
Anti-takeover provisions			X
Asia risk		X
Asset-backed and mortgage-backed (or mortgage-related) instruments risk; Asset-backed securities risk		X	X
Conflicts of interest risk	X	X	X
Counterparty risk			X
Covenant lite loans risk			X
Credit risk			X
Credit agency risk	X	X
Credit and below-investment grade securities risk; Below investment grade (high-yield or junk bond) securities risk	X	X	X
Credit-linked notes risk		X
Currency risk	X	X
Cyber Security Risk	X	X	X
Distressed securities risk	X
Emerging markets risk		X	X
Equity securities risk			X
Europe Risk		X
Financial leverage risk			X
Foreign securities risk; Non-U.S. securities risk; non-U.S. securities and currency risk	X	X	X
Forward foreign currency exchange contracts risk	X	X
Geographic concentration risk		X
Government intervention in the financial markets risk			X
Government securities risk; Sovereign debt securities risk		X	X
Illiquid investments risk; Illiquid and restricted securities risk	X	X	X
Inflation risk	X	X	X
Interest rate risk	X	X	X
Investment risk			X
Issuer risk	X	X
Latin America risk		X
Lender liability risk			X
Leveraging risk; Leverage risk	X	X	X
Market discount from net asset value; NAV discount risk	X	X	X
Market risk; Market events risk	X	X	X
Operational risk	X	X	X
Preferred securities risk	X
Prepayment risk; Prepayment or call risk	X	X	X
Reinvestment Risk	X	X
Repurchase agreements and reverse repurchase agreements risk			X
Risks of other derivative instruments			X
Risks of senior loans			X
Risks of second lien or other subordinated or unsecured loans or debt			X
Risks of structured products			X
Risks of swaps			X
Short sales risk; Short selling risk	X		X
Tax risk			X
Temporary investments risk			X
US government debt securities risk			X
Valuation risk	X	X	X
Warrants risk			X
When-issued and delayed delivery securities risk			X
Zero coupon securities risk			X

Principal Risks of Investing in the Acquiring Fund

Market Risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. The values of fixed income securities tend to fall as interest rates rise, and such declines tend to be greater among fixed income securities with longer remaining maturities. Market risk is often greater among certain types of fixed income securities, such as zero coupon bonds which do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Fund to greater market risk than a fund that does not own these types of securities. The values of adjustable, variable or floating rate income securities tend to have less fluctuation in response to changes in interest rates, but will have some fluctuation particularly when the next interest rate adjustment on such security is further away in time or adjustments are limited in number or degree over time. The Fund has no policy limiting the maturity of credit obligations it purchases. Such obligations often have mandatory and optional prepayment provisions and because of prepayments, the actual remaining maturity of loans and debts may be considerably less than their stated maturity. Obligations with longer remaining maturities or durations generally expose the Fund to more market risk. When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Fund’s outstanding commitments for these securities, the greater the Fund’s exposure to market price fluctuations. Interest rate risk can be considered a type of market risk.

Credit Risk. Credit risk refers to the possibility that the issuer of a security will be unable to make timely interest payments and/or repay the principal on its debt. Because the Fund may invest, without limitation, in securities that are below investment grade, the Fund is subject to a greater degree of credit risk than a fund investing primarily in investment grade securities. Below investment grade securities (that is, securities rated Ba or lower by Moody’s or BB or lower by S&P) are commonly referred to as “junk” securities. Generally, lower-grade securities provide a higher yield than higher-grade securities of similar maturity but are subject to greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Such securities are generally regarded as predominantly speculative with respect to the issuers’ capacities to pay interest or repay principal in accordance with their terms. Lower-grade securities are more susceptible to non-payment of interest and principal and default than higher-grade securities and are more sensitive to specific issuer developments or real or perceived general adverse economic changes than higher-grade securities. The market for lower-grade securities may also have less information available than the market for other securities, further complicating evaluations and valuations of such securities and placing more emphasis on the experience, judgment and analysis of the Advisers.

Credit obligations of stressed and distressed issuers (including those that are in covenant or payment default) are subject to a multitude of legal, industry, market, economic and governmental forces each of which make analysis of these companies inherently difficult. The Advisers rely on company management, outside experts, market research and personal experience to analyze potential investments. There can be no assurance that any of these sources will provide credible information, or that the Advisers’ analysis will produce conclusions that lead to profitable investments. Obligations of stressed and distressed issuers generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings or result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative. There are a number of significant risks inherent in the bankruptcy process. Many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy court may approve actions that would be contrary to the interests of the Fund. A bankruptcy filing by an issuer may cause such issuer to lose its market position and key employees and otherwise become incapable of restoring itself as a viable entity, and its liquidation value may be less than its value was believed to be at the time of investment. In addition, the duration of a bankruptcy proceeding is difficult to predict and, as such, a creditor’s return on investment can be adversely affected by delays while the plan of reorganization is being negotiated, approved by the creditors and confirmed by the bankruptcy court and until it ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Further, in the early stages of the bankruptcy process it is often difficult to estimate the extent of any contingent claims that might be made and, as such, there is a risk that the Fund’s influence with respect to the class of obligations it owns could be lost by increases in the number and amount of claims in that class or by different classification and treatment. A creditor, such as the Fund, can also lose its ranking and priority if it is determined that such creditor exercised “domination and control” over a debtor and other creditors can demonstrate that they have been harmed by such actions. In addition, certain claims have priority by law, such as claims for taxes, which may be substantial and could affect the ability of the Fund to be repaid.

In any investment involving stressed or distressed obligations, there is a risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed or distressed obligations, the value of which may be less than the Fund’s purchase price of such obligations. Furthermore, if an anticipated transaction does not occur, the Fund may be required to sell its investment at a loss. However, investments in equity securities obtained through debt restructurings or bankruptcy proceedings may be illiquid and thus difficult or impossible to sell.

Interest Rate and Income Risk. The income you receive from the Fund is based in large part on interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Fund may drop as well. The more the Fund invests in adjustable, variable or floating rate securities or in securities susceptible to prepayment risk, the greater the Fund’s income risk. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.

Prepayment or Call Risk. If interest rates fall, it is possible that issuers of fixed income securities with high interest rates will prepay or “call” their securities before their maturity dates. In this event, the proceeds from the prepaid or called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

Below Investment Grade (High-Yield or Junk Bond) Securities Risk. Fixed income securities rated below investment grade generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. These securities are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. The secondary market for high-yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for high-yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high-yield securities than for higher quality instruments. Under continuing adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these securities may become illiquid. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade securities, especially in a market characterized by a low volume of trading. Unrated instruments involve the risk that the Advisers may not accurately evaluate the instrument’s comparative credit rating. As a result, the Fund’s investments in unrated instruments depend more heavily on the Advisers’ credit analysis than if the Fund invested in comparable rated instruments. Some unrated securities may not have an active trading market or may be difficult to value, and the Fund might have difficulty selling them at an acceptable price.

Risks of Senior Loans. There is less readily available and reliable information about most Senior Loans than is the case for many other types of instruments, including listed securities. Senior Loans are not listed on any national securities exchange or automated quotation system and as such, many Senior Loans are illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market is more volatile than for liquid, listed securities and may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The market for Senior Loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates, resulting in fluctuations in the NAV of the Fund’s common shares (“Common Shares”) and difficulty in valuing the Fund’s portfolio of Senior Loans. Although the Advisers believe that the Fund’s investments in adjustable rate Senior Loans could limit fluctuations in the NAV of the Fund’s Common Shares as a result of changes in interest rates, extraordinary and sudden changes in interest rates could nevertheless disrupt the market for such Senior Loans and result in fluctuations in the NAV of the Fund’s Common Shares and difficulty in valuing the Fund’s portfolio of Senior Loans. Senior Loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a Senior Loan will result in a reduction of income to the Fund, a reduction in the value of the Senior Loan and a potential decrease in the NAV of the Fund’s Common Shares. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. The Advisers rely primarily on their own evaluation of borrower credit quality rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of the Advisers.

The Fund may acquire or hold Senior Loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including Senior Loans issued to highly leveraged borrowers or borrowers that have filed for bankruptcy protection. Borrowers may have outstanding debt obligations, including Senior Loans that are rated below investment grade. The Fund may invest a substantial portion of its assets in Senior Loans that are rated below investment grade or that are unrated at the time of purchase but are deemed by the Advisers to be of comparable quality. If a Senior Loan is rated at the time of purchase, the Fund may consider the rating when evaluating the Senior Loan but, in any event, does not view ratings as a determinative factor in investment decisions. As a result, the Fund is dependent on the credit analytical abilities of the Advisers. Because of the protective terms of Senior Loans, the Advisers believe that the Fund is more likely to recover more of its investment in a defaulted Senior Loan than would be the case for most other types of defaulted credit obligations. The values of Senior Loans of borrowers that have filed for bankruptcy protection or that are experiencing payment difficulty could be affected by, among other things, the assessment of the likelihood that the lenders ultimately will receive repayment of the principal amount of such Senior Loans, the likely duration, if any, of a lapse in the scheduled payment of interest and repayment of principal and prevailing interest rates. There is no assurance that the Fund will be able to recover any amount on Senior Loans of such borrowers or that sale of the collateral granted in connection with Senior Loans would raise enough cash to satisfy the borrower’s payment obligation or that the collateral can or will be liquidated. In the event of bankruptcy, liquidation may not occur and the bankruptcy court may not give lenders the full benefit of their senior position in the capital structure of the borrower.

The Fund may act as an original lender under Senior Loans or may acquire Senior Loans through assignments or participations. The Fund may make Senior Loans to, or acquire Senior Loans of, borrowers that, at the time of the making or acquisition of the loan by the Fund, are experiencing, or are likely to experience, financial difficulty (including highly leveraged borrowers) and such loans may constitute a material amount of the Fund’s portfolio. The Fund will not make Senior Loans to, or acquire Senior Loans of, borrowers that, at the time of the making or acquisition of the loan by the Fund, are in bankruptcy.

If the Fund acquires a Senior Loan through an assignment agreement, it will typically succeed to all the rights and obligations of the assigning institution and become a lender under the credit agreement with respect to the debt obligation purchased; however, its rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies of the lenders under the loan agreement and with regard to any associated collateral. If the Fund acquires an interest in a Senior Loan through a participation agreement, the Fund will enter into a contractual relationship with the institution selling the participation, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement or any rights of setoff against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. When purchasing a participation, the Advisers will analyze the credit risk posed by the institution selling the participation. The Advisers rely primarily on their own evaluation of the credit quality of such selling institutions rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of the Advisers. Because of the nature of its investments, the Fund may be subject to allegations of lender liability and other claims. In addition, the Securities Act deems certain persons to be “underwriters” if they purchase a security from an issuer and later sell it to the public. Although it is not believed that the application of this Securities Act provision would cause the Fund to be engaged in the business of underwriting, a person who purchases an instrument from the Fund that was acquired by the Fund from the issuer of such instrument could allege otherwise. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus.

In certain circumstances, Senior Loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower, lenders and purchasers of interests in loans, such as the Fund, will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, lenders generally rely on the contractual provisions in the loan agreement itself, and common law fraud protections under applicable state law.

Leverage risks. The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is limited in its ability to declare dividends or other distributions in the event of default under the loan facility. In the event of default under the loan facility, the lender has the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lender may be able to control the liquidation as well. The loan facility has a term of 364 days and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Fund’s investment adviser or sub-adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility.

Covenant Lite Loans Risk. Covenant lite loans contain fewer maintenance covenants than traditional loans, or no maintenance covenants at all, and may not include terms that allow the lender to monitor the financial performance of the borrower and declare a default if certain criteria are breached. This may hinder the Fund’s ability to reprice credit risk associated with the borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, the Fund’s exposure to losses on such investments may be increased, especially during a downturn in the credit cycle.

Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the US Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund’s investments.

Foreign Securities Risk. The Fund will invest in credit obligations, including loans, of issuers that are organized or located in countries other than the United States, including non-US dollar denominated securities. Investing in non-US issuers involves risks, including that non-US issuers may be subject to less rigorous accounting and reporting requirements than US issuers, less rigorous regulatory requirements, different legal systems and laws relating to creditors’ rights, the potential inability to enforce legal judgments, the potential for political, social and economic adversity and currency risk.

Currency risk is the risk that fluctuations in the exchange rates between the US dollar and non-US currencies may negatively affect an investment. The value of investments denominated in non-US currencies may fluctuate based on changes in the value of those currencies relative to the US dollar, and a decline in such relative value could reduce the value of such investments held by the Fund.

Emerging Markets. The foreign securities in which the Fund may invest may be issued by companies or governments located in emerging market countries. Investing in the securities of issuers operating in emerging markets involves a high degree of risk and special considerations not typically associated with investing in the securities of other foreign or US issuers. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies which may be more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets and therefore issuers of such emerging markets may be more affected by the performance of such industries or sectors. Emerging market economies may be based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies or governments located in emerging market countries tend to be especially volatile (particularly during market closures due to local market holidays or other reasons) and may be less liquid than securities traded in developed countries. Securities in these countries have been characterized by greater potential loss than securities of companies and governments located in developed countries. Investments in the securities of issuers located in emerging markets could be affected by risks associated with expropriation and/or nationalization, political or social instability, pervasiveness of corruption and crime, armed conflict, the impact on the economy of civil war, religious or ethnic unrest and the withdrawal or non-renewal of any license enabling the Fund to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, less publicly available financial and other information, diplomatic development which could affect US investments in those countries, and potential difficulties in enforcing contractual obligations. Emerging market countries generally have less developed legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for US regulators to bring enforcement actions against such issuers.

Foreign Currency Risk. Since the Fund may invest in credit obligations of foreign issuers denominated in the local currency, changes in foreign currency exchange rates will affect the value of credit obligations in the Fund’s portfolio and the unrealized appreciation or depreciation of investments. In addition to changes in the value of the Fund’s portfolio investments resulting from currency fluctuations, the Fund may incur costs in connection with conversions between various currencies. The Fund may also invest directly in currencies for hedging purposes. The Fund is subject to the risk that those currencies will decline in value relative to the US dollar. The values of the currencies of the emerging market countries in which the Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies of the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or due to other national or global political or economic developments. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies. Therefore, the Fund’s exposure to foreign currencies may result in reduced returns to the Fund. The Fund may, from time to time, seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in currency hedging transactions. Such transactions may include entering into forward currency exchange contracts, currency futures contracts and options on such futures contracts as well as purchasing put or call options on currencies, in US or foreign markets. Currency hedging involves risks, including possible default by the other party to the transaction, illiquidity and, to the extent the view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. In addition, in certain countries in which the Fund may invest, currency hedging opportunities may not be available. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency.

Investing in Euro-denominated (or other European currency-denominated) securities entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the disparate European economies. In addition, it is possible that the Euro could be abandoned in the future by countries that have already adopted its use. The effects of such an abandonment on the applicable country and the rest of the European Economic and Monetary Union (“EMU”) are uncertain but could be negative and severe. Many European countries rely heavily upon export-dependent businesses and any change in the exchange rate between the Euro and the US dollar can have either a positive or a negative effect upon corporate profits and the performance of investments in the European Union. The effects of the collapse of the Euro, or of the exit of one or more countries from the EMU, on the United States and global economy and securities markets are impossible to predict and any such events could have a significant adverse impact on the value and risk profile of the Fund’s portfolio.

The Fund computes and expects to continue to distribute its income in US dollars, and the computation of income is made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. If the value of the foreign currencies in which the Fund receives its income falls relative to the US dollar between the date of earning of the income and the time at which the Fund converts the foreign currencies to US dollars, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in US dollars to meet distribution requirements. The liquidation of investments, if required, may have an adverse impact on the Fund’s performance.

Risks of Second Lien or Other Subordinated or Unsecured Loans or Debt. Second lien or other subordinated or unsecured loans or debt generally are subject to similar risks as those associated with investments in Senior Loans. In addition, because second lien or other subordinated or unsecured loans or debt are subordinated in payment and/or lower in lien priority to Senior Loans, they are subject to additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien or subordinated loans or debt, both secured and unsecured, are expected to have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in second lien loans and subordinated loans or debt, both secured and unsecured, which would create greater credit risk exposure. Second lien or other subordinated or unsecured loans or debt of below investment grade quality share risks similar to those associated with investments in other below investment grade securities and obligations.

Risks of Structured Products. The Fund may invest in structured products, including collateralized debt obligations (“CDOs”), collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), structured notes, credit-linked notes and other types of structured products. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments to which it is entitled only from the issuer of the structured product, and generally does not have direct rights against the issuer of, or the entity that sold, assets underlying the structured product. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding such securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. When investing in structured products, it is impossible to predict whether the underlying indices or prices of the underlying assets will rise or fall, but prices of the underlying indices and assets (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect particular issuers of securities and capital markets generally. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for, and may have difficulty valuing, these securities.

CBOs, CLOs and other CDOs are typically privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to be considered liquid in some circumstances. In addition to the general risks associated with fixed income securities discussed herein, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or the collateral may go into default; (iii) the possibility that the CDOs are subordinate to other classes of obligations issued by the same issuer; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Investments in structured notes involve risks including income risk, credit risk and market risk. Recent market conditions have magnified the risks related to an investment in structured products, including greater volatility, increased lack of liquidity and significant losses in value. Where the return on a structured note held by the Fund is based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant fluctuations in the price of the structured note. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Asset-backed and mortgage-backed (or mortgage-related) instruments risk. To the extent the Fund invests in asset-backed and mortgage-backed (or mortgage-related) securities or other instruments, its exposure to prepayment and extension risks may be greater than other investments in fixed income instruments. Rising interest rates tend to extend the duration of mortgage-backed (or mortgage-related) instruments, making them more sensitive to changes in interest rates. In addition, mortgage-backed (or mortgage-related) instruments are subject to prepayment risk—the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund’s returns because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund’s investments in other asset-backed instruments, such as securities backed by car loans, are subject to risks similar to those associated with mortgage-backed (or mortgage-related) securities.

Privately issued asset-backed and mortgage-backed (or mortgage-related) instruments are typically not traded on an exchange and may have a limited market. Without an active trading market, these instruments may be particularly difficult to value given the complexities in valuing the underlying collateral. Unlike many mortgage-backed (or mortgage-related) instruments issued or guaranteed by the US government, its agencies and instrumentalities, or a government-sponsored enterprise (such as the Federal National Mortgage Association, or Fannie Mae), asset-backed and mortgage-backed (or mortgage-related) instruments issued by private issuers do not have a government or government-sponsored enterprise guarantee and may, and frequently do, have less favorable collateral, credit risk or other characteristics. Although instruments issued by a government-sponsored enterprise are sometimes considered to carry an implicit guarantee from the US government, there can be no assurance that the US government would in fact guarantee such instruments.

Risks of Swaps. The Fund may enter into swap transactions, including credit default, total return, index and interest rate swap agreements, as well as options thereon, and may purchase or sell interest rate caps, floors and collars. Such transactions are subject to market risk, risk of default by the other party to the transaction (i.e., counterparty risk), risk of imperfect correlation and manager risk and may involve commissions or other costs. Swaps generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If the Advisers are incorrect in their forecast of market values, interest rates or currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used.

Counterparty Risk. Changes in the credit quality of the dealers that serve as the Fund’s counterparties with respect to derivatives, swaps or other transactions will affect the value of those instruments. In the event of a default by, or the insolvency of, a counterparty, the Fund may sustain losses or be unable to liquidate a derivative or swap position. The Fund and the Advisers seek to deal only with counterparties of high creditworthiness. All of the Fund’s bank or dealer counterparties (including bank or dealer derivative counterparties) will be subject to approval by the Advisers’ risk and compliance groups. The Advisers evaluate and monitor the creditworthiness of the Fund’s counterparties. Specifically, the Advisers’ risk and compliance personnel implement processes with respect to pre-approval, ongoing monitoring and parameters with respect to the Fund’s counterparty risk exposure. The parameters and limitations that may be imposed depend on the creditworthiness of the Funds’ counterparties and the nature of the transactions in which the Fund engages. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade generally looks to the clearing organization for performance of financial obligations under the derivative contract. However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to the Fund.

Financial Leverage Risk. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including reverse repurchase agreements, credit facilities such as bank loans or commercial paper, and the issuance of preferred shares or notes. The Fund intends to use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment.

There can be no assurance that a financial leveraging strategy will continue to be utilized by the Fund or that, if utilized, it will be successful during any period in which it is employed. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of NAV of the Common Shares and market price of, and distributions on, the Common Shares and the risk that fluctuations in the costs to borrow, or in the distribution or interest rates on any preferred shares or notes, may affect the return to Common Shareholders. To the extent the income derived from investments purchased with proceeds received from leverage exceeds the cost of leverage, the Fund’s distributions will be greater than if leverage had not been used. Conversely, if the income from the investments purchased with such proceeds is not sufficient to cover the cost of the financial leverage, the amount available for distribution to Common Shareholders will be less than if leverage had not been used. In the latter case, the Fund may nevertheless maintain its leveraged position if such action is deemed to be appropriate based on market conditions. The Fund has issued preferred shares. Holders of preferred shares will have rights to elect a minimum of two Trustees. This voting power may negatively affect Common Shareholders (or the interests of holders of preferred shares may differ from the interests of Common Shareholders). The use of leverage by the Fund may magnify the Fund’s losses when there is a decrease in the value of a Fund investment and even totally eliminate the Fund’s equity in its portfolio or a Common Shareholder’s equity in the Fund.

The costs of a financial leverage program (including the costs of offering preferred shares and notes) will be borne by Common Shareholders and consequently will result in a reduction of the NAV of the Common Shares. During periods in which the Fund is using leverage, the fees paid by the Fund for investment advisory services will be higher than if the Fund did not use leverage because the investment advisory fees paid will be calculated on the basis of the Fund’s Managed Assets, which includes proceeds from (and assets subject to) reverse repurchase agreements, any credit facility and any issuance of preferred shares or notes, so that the investment advisory fees payable to the Adviser will be higher when leverage is utilized. This will create a conflict of interest between the Advisers, on the one hand, and Common Shareholders, on the other hand. Fees and expenses in respect of financial leverage, as well as the investment advisory fee and all other expenses of the Fund, will be borne entirely by the Common Shareholders, and not by preferred shareholders, noteholders or any other leverage providers.

Any lender in connection with a credit facility may impose specific restrictions as a condition to borrowing. The credit facility fees may include, among other things, up front structuring fees and ongoing commitment fees (including fees on amounts undrawn on the facility) in addition to the traditional interest expense on amounts borrowed. The credit facility may involve a lien on the Fund’s assets. The Fund is currently a party to a credit facility. Similarly, to the extent the Fund issues additional preferred shares or notes, the Fund currently intends to seek a credit rating from one or more NRSROs on any preferred shares or notes it issues and the Fund may be subject to fees, covenants and investment restrictions required by the NRSRO as a result. Such covenants and restrictions imposed by a NRSRO or lender may include asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or restrictions will significantly impede the Advisers in managing the Fund’s portfolio in accordance with its investment objectives and policies. Nonetheless, if these covenants or guidelines are more restrictive than those imposed by the 1940 Act, the Fund may not be able to utilize as much leverage as it otherwise could have, which could reduce the Fund’s investment returns.

The Fund may enter into other transactions that may give rise to a form of leverage including, among others, swaps, futures and forward contracts, options and other derivative transactions. Under current regulations, to the extent that the Fund covers its obligations under such other transactions, such transactions should not be treated as borrowings for purposes of the 1940 Act. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. The potential loss on derivative instruments may be substantial relative to the initial investment therein.

Sovereign debt securities risk. Investments in government debt securities involve special risks. Certain countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of a country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject.

Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the government debtor, which may further impair such debtor’s ability or willingness to service its debts on a timely basis. Holders of government debt, potentially including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country.

Risks of Other Derivative Instruments. The Fund may utilize options, forward contracts, futures contracts and options on futures contracts. These instruments involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default by the counterparty to the transaction (i.e., counterparty risk), illiquidity of the derivative instrument and, to the extent the prediction as to certain market movements is incorrect, the risk that the use of such instruments could result in losses greater than if they had not been used. In addition, transactions in such instruments may involve commissions and other costs, which may increase the Fund’s expenses and reduce its return. Amounts paid as premiums and cash or other assets held in margin accounts with respect to such instruments are not otherwise available to the Fund for investment purposes.

Further, the use of such instruments by the Fund could create the possibility that losses on the instrument would be greater than gains in the value of the Fund’s position. In addition, futures and options markets could be illiquid in some circumstances, and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a position without incurring substantial losses. To the extent that the Fund utilizes forward contracts, futures contracts or options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. In addition, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of call options, in which case the market exposure is limited to the cost of the initial premium and transaction costs. Losses resulting from the use of hedging will reduce the NAV of the Fund’s Common Shares, and possibly income, and the losses can be greater than if hedging had not been used. Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts may also increase the Fund’s volatility and may involve a significant amount of risk relative to the investment of cash. The use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The Fund will be subject to credit risk with respect to the counterparties to any transactions in options, forward contracts, futures contracts or options on futures contracts. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

When conducted outside the United States, transactions in options, forward contracts, futures contracts or options on futures contracts may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lower trading volume and liquidity.

In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act governing a registered investment company’s use of derivatives, short sales, reverse repurchase agreements, and certain other instruments. Under Rule 18f-4, a fund’s derivatives exposure is limited through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. However, subject to certain conditions, funds that do not invest heavily in derivatives may be deemed limited derivatives users and would not be subject to the full requirements of Rule 18f-4. Under the rule, when the Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. In addition, under the rule, the Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that, (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). The Fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, the Fund is permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of the Fund to use derivatives, and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

Lender Liability Risk. A number of US judicial decisions have upheld judgments for borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (a) intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower, (b) engages in other inequitable conduct to the detriment of such other creditors, (c) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (d) uses its influence as a stockholder to dominate or control a borrower to the detriment of other creditors of such borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.”

Because affiliates of, or persons related to, the Advisers may hold equity or other interests in obligors of the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.

NAV Discount Risk. Frequently, shares of closed-end investment companies, such as the Fund, trade at a price below their NAV, commonly referred to as a “discount.” Historically, shares of closed-end funds have traded at a discount to their NAV, and the Fund can provide no assurance that its Common Shares will trade at or above their NAV. The Fund’s Common Shares frequently trade at a discount to NAV.

Manager Risk. As with any managed fund, the Advisers may not be successful in selecting the best-performing investments or investment techniques in managing the Fund’s portfolio, and the Fund’s performance may lag behind that of similar funds.

Conflicts of Interest Risk. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Adviser (or Subadviser) believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser (or Subadviser) has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate abrdn based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

In some cases, another account managed by the same portfolio manager may compensate abrdn based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Adviser (or Subadviser) may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser (or Subadviser) that the benefits from the policies outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

From time to time, the Adviser or the Subadviser may seed proprietary accounts for the purpose of evaluating a new investment strategy that eventually may be available to clients through one or more product structures. Such accounts also may serve the purpose of establishing a performance record for the strategy. The management by the Adviser and the Subadviser of accounts with proprietary interests and nonproprietary client accounts may create an incentive to favor the proprietary accounts in the allocation of investment opportunities, and the timing and aggregation of investments. The Adviser’s and Subadviser’s proprietary seed accounts may include long-short strategies, and certain client strategies may permit short sales. A conflict of interest arises if a security is sold short at the same time as a long position, and continuous short selling in a security may adversely affect the stock price of the same security held long in client accounts. The Adviser and Subadviser have adopted various policies to mitigate these conflicts.

In addition, the 1940 Act limits the Fund’s ability to enter into certain transactions with certain affiliates of the Advisers. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of a fund managed by the Advisers or one of their affiliates. Nonetheless, the Fund may under certain circumstances purchase any such portfolio company’s loans or securities in the secondary market, which could create a conflict for the Advisers between the interests of the Fund and the portfolio company, in that the ability of the Advisers to recommend actions in the best interest of the Fund might be impaired. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates (which could include other abrdn-managed Funds), which could be deemed to include certain types of investments, or restructuring of investments, in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The Board has approved policies and procedures reasonably designed to monitor potential conflicts of interest. The Board will review these procedures and any conflicts that may arise.

The Adviser (or Subadviser) or their respective members, officers, directors, employees, principals or affiliates may come into possession of material, non-public information. The possession of such information may limit the ability of the Fund to buy or sell a security or otherwise to participate in an investment opportunity. Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Adviser (or Subadviser) for other clients, and the Adviser (or Subadviser) will not employ information barriers with regard to its operations on behalf of its registered and private funds, or other accounts. In certain circumstances, employees of the Adviser (or Subadviser) may serve as board members or in other capacities for portfolio or potential portfolio companies, which could restrict the Fund’s ability to trade in the securities of such companies.

Repurchase Agreements and Reverse Repurchase Agreements Risk. The Fund may invest in repurchase agreements and reverse repurchase agreements. In its purchase of repurchase agreements, the Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, possible lack of access to income on the underlying security during this period, and expenses of enforcing its rights. A repurchase agreement effectively represents a loan from the Fund to the seller under the agreement.

The Fund’s use of reverse repurchase agreements involves many of the same risks involved in the Fund’s use of financial leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund may decline. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experience insolvency, the Fund may be adversely affected. Also, in entering into reverse repurchase agreements, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements, the NAV of the Fund’s Common Shares will decline, and, in some cases, the investment performance of the Fund would be less favorable than it would have been if the Fund had not used such instruments. A reverse repurchase agreement effectively represents a loan from the buyer to the Fund under the agreement.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Other Risks Related to Investing in the Acquiring Fund

Investment risk. You may lose money by investing in the Fund, including the possibility that you may lose all of your investment. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the US Federal Deposit Insurance Corporation or any other governmental agency.

The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Investors should not consider the Fund a complete investment program.

Risks of investing in other investment companies. The Fund may acquire shares in other investment companies, including foreign investment companies to the extent permitted by the 1940 Act. The market value of the shares of other investment companies may differ from the NAV of the particular fund. As a shareholder in an investment company, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees. At the same time, the Fund would continue to pay its own investment advisory fees and other expenses. As a result, the Fund and its Common Shareholders, in effect, will be absorbing two levels of fees with respect to investments in other investment companies.

Zero coupon securities risk. Certain debt obligations purchased by the Fund may take the form of zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on any of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

Distributions attributable to the Fund’s “original issue discount” income accruing on zero coupon bonds, and of all other ordinary income, will generally be taxable to the Common Shareholders as ordinary income. As a consequence of selling investments in order to make distributions of “original issue discount” income and other income in respect of which the Fund has not received a corresponding amount of cash, the Fund may realize additional income that gives rise to additional distribution requirements; distributions of such additional income may be taxable to the Common Shareholders as ordinary income or as long-term capital gain depending on which investments are sold.

Inflation risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. To the extent that inflation occurs, it will reduce the real value of dividends paid by the Fund and the Fund’s Common Shares. Most emerging market countries, in particular, have experienced substantial, and in some periods extremely high and volatile, rates of inflation. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets globally. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries.

When-issued and delayed delivery securities risk. The Fund may purchase and sell securities on a “when-issued” or “delayed delivery” basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will segregate cash and/or liquid securities having an aggregate value at least equal to the amount of such purchase commitments until payment is made. An increase in the percentage of the Fund’s assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the NAV of the Fund’s Common Shares.

Illiquid investments risk. The Fund’s investments in relatively illiquid investments and loans may restrict the ability of the Fund to dispose of its investments in a timely fashion and for fair value, as well as its ability to fairly value such investments and take advantage of market opportunities. The risks associated with illiquidity will be particularly acute in situations in which the Fund’s operations require cash, such as when the Fund pays dividends or distributions, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

Short sales risk. The Fund may engage in short sales. Short sales involve certain risks and special considerations. If the Fund incorrectly predicts that the price of the borrowed security will decline, the Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

Equity securities risk. The value of equity securities, including common stock, preferred stock and convertible stock, will fluctuate in response to factors affecting the particular company, as well as broader market and economic conditions. An adverse event, such as an unfavorable earnings report, may depress the value of an issuer’s equity securities held by the Fund. The prices of equity securities fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant market, or when political or economic events affecting the issuer occur. In addition, equity security prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Moreover, in the event of a company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders and are likely to have varying types of priority over holders of preferred and convertible stock.

Warrants risk. The Fund may invest in warrants. The risk of investing in a warrant is that the warrant may expire prior to the market value of the common stock exceeding the price fixed by the warrant. Warrants have a subordinate claim on a borrower’s assets compared with Senior Loans. As a result, the values of warrants generally are dependent on the financial condition of the borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants may be more volatile than those of Senior Loans and this may increase the volatility of the NAV of the Fund’s Common Shares.

Temporary investments risk. During periods in which the Advisers believe that changes in economic, financial or political conditions make it advisable to do so, the Fund may, for temporary defensive purposes, reduce its primary investment holdings and invest in certain short-term and medium-term debt securities or hold cash. The Fund intends to invest for temporary defensive purposes only in short-term and medium-term debt securities believed to be of high quality, which are expected to be subject to relatively low risk of loss of interest or principal. In taking such defensive position, the Fund temporarily would not be pursuing and may not achieve its investment objectives.

Tax risk. The Fund has elected to be treated as, and intends to continue to qualify each year as, a “regulated investment company” under the Code. Assuming the Fund qualifies as a regulated investment company, it generally will not be subject to US federal income tax on its “investment company taxable income” as that term is defined in the Code (which includes, among other items, dividends, taxable interest, original issue discount, market discount and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses), and net capital gain, that it distributes (including amounts that are treated as distributed and reinvested pursuant to the Plan, as described below) to shareholders, provided that, for each taxable year, the Fund distributes (or is treated as distributing) to its shareholders an amount at least equal to 90% of its investment company taxable income. The Fund intends to continue to distribute annually all or substantially all of its investment company taxable income and net capital gain. In order for the Fund to qualify as a regulated investment company in any taxable year, the Fund must also meet certain asset diversification tests and at least 90% of its gross income for such year must be comprised of certain types of qualifying income. If, for any taxable year, the Fund does not qualify as a regulated investment company, it will be treated as a corporation subject to US federal income tax on its net income and capital gains at the regular corporate tax rates (without a deduction for distributions to shareholders). In addition, shareholders will be subject to tax on distributions to the extent of the Fund’s current or accumulated earnings and profits. Accordingly, in such event, the Fund’s ability to achieve its investment objectives would be adversely affected, and Common Shareholders would be subject to the risk of diminished investment returns.

Valuation risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for loans or fixed-income instruments to trade. Loans and fixed-income instruments generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when a loan or fixed-income instrument is sold in the market, the amount received by the Fund is less than the value of such loans or fixed-income instruments carried on the Fund’s books.

US government debt securities risk. US government debt securities have historically not involved the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from US government debt securities are generally lower than the yields available from other securities. Like other debt securities, however, the values of US government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the NAV of the Fund’s Common Shares. Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

Operational Risk. Your ability to transact with the Fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.

Government intervention in the financial markets risk. In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. Certain non-US governments and central banks have implemented or may implement so-called negative rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other US or non-US governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities or structured products in which the Fund invests, or the issuers of such securities or structured products, in ways that are unforeseeable. Borrowers under Senior Loans held by the Fund may seek protection under bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives. The Advisers monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that they will be successful in doing so.

Anti-takeover provisions. The Fund’s Agreement and Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status and delay or limit the ability of other persons to acquire control of the Fund. These provisions could deprive the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares or at NAV. The Fund’s Board has determined that these provisions are in the best interests of shareholders generally.

Principal Risks of Investing in FSD

Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.

Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay dividends or interest or repay principal when due. Below-investment grade instruments are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make dividend, interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.

Currency Risk. The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are denominated or quoted. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or Sub-Advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future.

Distressed Securities Risk. Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied. Distressed securities might be repaid only after lengthy workout, bankruptcy or similar proceedings, during which the issuer may not make any interest or other payments. Because there typically is substantial uncertainty regarding the outcome of such proceedings, there is a high risk of loss, including loss of the entire investment.

Fixed-Income Securities Risk. An investment in fixed-income securities is subject to certain risks, including:

•	Issuer Risk. The value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer’s goods and services. In addition, an issuer of fixed-income securities may default on its obligation to pay interest and repay principal.

•	Prepayment Risk. Prepayment risk is the risk that the issuer of a debt security will repay principal prior to the scheduled maturity date. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to common shareholders.

•	Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio’s current earnings rate.

Illiquid and Restricted Securities Risk. The Fund may invest in securities that are restricted and/or illiquid. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities may be illiquid as they generally are not listed on an exchange and may have no active trading market. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets.

Inflation Risk. The Fund invests in securities that are subject to inflation risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline. This risk is more prevalent with respect to debt securities. Inflation creates uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors.

Interest Rate Risk. Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. For fixed rate securities, when market interest rates rise, the market value of such securities generally will fall. Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security’s duration and further reduce the value of the security. Fixed rate securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

The interest rates payable on floating rate securities are not fixed and may fluctuate based upon changes in market rates. As short-term interest rates decline, interest payable on floating rate securities typically decreases. Alternatively, during periods of rising interest rates, interest payable on floating rate securities typically increases. Changes in interest rates on floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in interest rates. The value of floating rate securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general.

Many financial instruments use or may use a floating rate based upon the LIBOR. The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates LIBOR, has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2022. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the Fund.

Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: (i) the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; (ii) the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; (iii) in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and (iv) when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage.

Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.

Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.

Market Risk. Securities held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, had negative impacts, and in many cases severe impacts, on markets worldwide. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of reasonably normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. Also, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility across markets globally, including the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain Fund investments as well as Fund performance. As the global pandemic and conflict in Ukraine have illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. These events also may adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on the Fund’s shares may widen.

Non-U.S. Securities Risk. Investing in securities of non-U.S. issuers, which are generally denominated in non-U.S. currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund’s return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad, including in the event the issuer of a non-U.S. security defaults or enters bankruptcy, administration or other proceedings. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region or in emerging markets.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Fund’s investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Potential Conflicts of Interest Risk. First Trust, MacKay and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust and MacKay currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objective and strategies as the Fund. In addition, while the Fund is using certain types of leverage, the amount of the fees paid to First Trust (and by First Trust to MacKay) for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust and MacKay could have a financial incentive to leverage the Fund.

Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.

Short Selling Risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. It is possible that the Fund’s long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. In addition, the Fund’s short selling strategies will limit its ability to fully benefit from increases in the fixed-income markets.

The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund. Further, when the Fund is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or other liquid assets, which may limit the Fund’s ability to pursue other opportunities.

Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for fixed-income securities trading. Fixed-income securities generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of fixed-income securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing.

Principal Risks of Investing in FAM

Asia Risk. The Fund is subject to certain risks specifically associated with investments in the securities of Asian issuers. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Some Asian economies are highly dependent on trade, and economic conditions in other countries within and outside Asia can impact these economies. Certain of these economies may be adversely affected by trade or policy disputes with its major trade partners. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Certain Asian countries have experienced and may in the future experience expropriation and nationalization of assets, confiscatory taxation, currency manipulation, political instability, armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. In particular, escalated tensions involving North Korea and any outbreak of hostilities involving North Korea could have a severe adverse effect on Asian economies. Governments of certain Asian countries have exercised, and continue to exercise, substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions could have a significant effect on the issuers of the Fund’s securities or on economic conditions generally. Recent developments in relations between the U.S. and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on the economy of Asian countries and a commensurately negative impact on the Fund.

Asset-Backed Securities Risk. Asset-backed securities are debt securities typically created by buying and pooling loans or other receivables other than mortgage loans and creating securities backed by those similar type assets. Asset-backed securities are subject to credit risk, extension risk, interest rate risk, liquidity risk, prepayment risk and valuation risk, as well as risk of default on the underlying assets. Rising interest rates tend to extend the duration of such securities, making them more sensitive to losses in value resulting from increases in interest rates. These securities are generally not backed by the full faith and credit of the U.S. government and are subject to the risk of default on the underlying asset or loan, particularly during periods of economic downturn. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables and any entities providing credit enhancement.

Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund or such credit rating agency’s ability to evaluate creditworthiness, and, as a result, may adversely affect those securities’ perceived or actual credit risk.

Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that the issuer or other obligated party of a debt security in the Fund’s portfolio will fail to pay, or it is perceived that it will fail to pay, dividends or interest and/or repay principal, when due. Below-investment grade instruments, including instruments that are not rated but judged to be of comparable quality, are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal and are more susceptible to default or decline in market value than investment grade securities due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make dividend, interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.

Credit Linked Notes Risk. Credit linked notes are securities that are collateralized by one or more credit default swaps on designated debt securities that are referred to as “reference securities.” Through the purchase of a credit linked note, the buyer assumes the risk of the default or, in some cases, other declines in credit quality of the referenced securities. The buyer also takes on exposure to the issuer of the credit linked note in the full amount of the purchase price of the note. The issuer of a credit linked note normally will have hedged its risk on the reference securities without acquiring any additional credit exposure. The Fund has the right to receive periodic interest payments from the issuer of the credit linked note at an agreed upon interest rate, and, if there has been no default or, if applicable, other declines in credit quality, a return of principal at the maturity date. If one of the underlying reference securities defaults or suffers certain other declines in credit quality, the Fund may, instead of receiving repayment of principal in whole or in part, receive the security that has defaulted. The market for credit linked notes may suddenly become illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit linked notes. In certain cases, a market price for a credit linked note may not be available.

Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future.

Emerging Markets Risk. Investments in emerging market securities are considered speculative. In addition to the general risks of investing in non-U.S. securities, heightened risks of investing in emerging markets securities include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. The risks associated with investing in emerging market securities also include: greater political uncertainties, risk of market closure or manipulation, limited reliable access to capital, dependence on international trade or development assistance, overburdened infrastructures and environmental problems. Emerging market countries also often have less uniformity in accounting and reporting requirements, unsettled securities laws, unreliable securities valuation and greater risks associated with custody of securities. In addition, because the Public Company Accounting Oversight Board is generally restricted from inspecting the audit work and practices of registered accountants in certain emerging market countries there is the risk that material accounting and financial information about issuers in such countries may be unavailable or unreliable.

Shareholder claims that are available in the U.S. may be less reliable in emerging market countries, and claims that are available in the U.S., as well as regulatory oversight and authority that is common in the U.S., including for claims based on fraud, may be difficult or impossible for shareholders of securities in emerging market countries or for U.S. authorities to pursue. The limitations associated with investments in emerging market companies could impact the Fund’s ability to achieve its investment objective.

Europe Risk. The Fund is subject to certain risks associated specifically with investments in securities of European issuers, in addition to the risks associated with investments in non-U.S. securities generally. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund’s holdings. A significant number of countries in Europe are member states in the European Union (“EU”), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. In a 2016 referendum, the United Kingdom elected to withdraw from the EU (“Brexit”). After years of negotiations between the United Kingdom and the EU, a withdrawal agreement was reached whereby the United Kingdom formally left the EU. As the second largest economy among EU members, the implications of the United Kingdom’s withdrawal are difficult to gauge and cannot be fully known. Trade between the United Kingdom and the EU is highly integrated through supply chains and trade in services, as well as through multinational companies. The United Kingdom’s departure may negatively impact the EU and Europe as a whole by causing volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).

Fixed Income Securities Risk. An investment in fixed income securities is subject to certain risks, including:

•	Interest Rate Risk. Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. For fixed rate securities, when market interest rates rise, the market value of such securities generally will fall. Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security’s duration and further reduce the value of the security. Fixed rate securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

•	Issuer Risk. The value of fixed income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer’s goods and services.

•	Prepayment Risk. Prepayment risk is the risk that the issuer of a debt security will repay principal prior to the scheduled maturity date. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to common shareholders.

•	Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the Fund portfolio’s current earnings rate. Similarly, the yield-to-maturity of a security assumes that all coupons are reinvested at the prevailing rate. If rates fall, the actual yield realized on the security may be lower as the security’s coupons are reinvested at lower yields.

Forward Foreign Currency Exchange Contracts Risk. The Fund may use forward foreign currency exchange contracts for both hedging and investment purposes. A forward foreign currency exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. The Fund may also invest in non-deliverable forward foreign currency exchange contracts (“NDFs”). NDFs are similar to other forward foreign currency exchange contracts, but do not require or permit physical delivery of currency upon settlement. Instead, settlement is made in cash based on the difference between the contracted exchange rate and the spot foreign exchange rate at settlement.

Forward foreign currency exchange contracts involve certain risks, including foreign currency risk, the risk of failure of the counterparty to perform its obligations under the contract, and liquidity risk. For example, because forward currency exchange contracts are privately negotiated transactions, there can be no assurance that the Fund will be able to roll-over a forward currency exchange contract upon its expiration if it desires to do so. In addition, the principals who deal in the forward markets are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity, sometimes of significant duration. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions. Successful use of forward foreign currency exchange contracts depends on the portfolio manager’s skill in analyzing and predicting currency values, among other factors. Forward contracts may substantially change the Fund’s exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the portfolio manager anticipates. There is no assurance that the portfolio manager’s use of forward currency contracts will be advantageous to the Fund.

When used for hedging purposes, the Fund is subject to the risk that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged. While forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the hedged currencies, they also may limit any potential gain that might result should the value of the currencies increase. Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The projection of short-term currency market movements can be extremely difficult, and the successful execution of a hedging strategy can be highly uncertain.

Geographic Concentration Risk. The Fund may invest from time to time a substantial amount of its assets in issuers located in a single country or region. Because the Fund may concentrate its investments in this manner, it assumes the risk that economic, political and social conditions in that country or region will have a significant impact on its investment performance, which may result in greater losses and volatility than if it had diversified its investments across a greater number of countries and regions.

Government Securities Risk. The ability of a government issuer, especially in an emerging market country, to make timely and complete payments on its debt obligations will be strongly influenced by the government issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of such commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a government issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. There are no bankruptcy proceedings similar to those in the United States by which defaulted government debt may be collected. Additional factors that may influence a government issuer’s ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and the issuer’s policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject.

The Fund’s investments in non-U.S. government securities have additional risks and considerations that may not typically be associated with investments in U.S. government securities. Economies and social and political climates in individual countries may differ, and may differ unfavorably, from that of the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced extremely high rates of inflation for many years. Unanticipated economic, political and social developments may also affect the values of the Fund’s investments and limit the availability of additional investments in such countries. Furthermore, such developments may significantly disrupt the financial markets or interfere with the Fund’s ability to enforce its rights against non-U.S. government issuers. Investments in debt instruments of issuers located in emerging market countries are considered speculative.

Illiquid and Restricted Securities Risk. The Fund may invest in securities that are restricted and/or illiquid securities. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities may be illiquid as they generally are not listed on an exchange and may have no active trading market. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline. This risk is more prevalent with respect to fixed income securities held by the Fund. Inflation creates uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors.

Latin America Risk. The Fund is subject to certain risks specifically associated with investments in the securities of Latin American issuers. The economies of Latin American countries have in the past experienced considerable difficulties, including high inflation rates, high interest rates, high unemployment, government overspending and political instability. International economic conditions, particularly those in the United States, Europe and Asia, as well as world prices for oil and other commodities may also influence the development of Latin American economies. Many Latin American countries are highly reliant on the exportation of commodities and their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. Investments in Latin American countries may be subject to currency risks, such as restrictions on the flow of money in and out of a country, extreme volatility relative to the U.S. dollar, and devaluation, all of which could decrease the value of investments in Latin American companies. Other Latin American investment risks may include inadequate investor protection, less developed regulatory, accounting, auditing and financial standards, unfavorable changes in laws or regulations, natural disasters, corruption and military activity. The governments of many Latin American countries may also exercise substantial influence over many aspects of the private sector, and any such exercise could have a significant effect on companies in which the Fund invests. Securities of companies in Latin America may also be subject to significant price volatility.

Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: (i) the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; (ii) the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; (iii) in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and (iv) when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage.

Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.

Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.

Market Risk. Securities held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, had negative impacts, and in many cases severe impacts, on markets worldwide. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of reasonably normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. Also, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility across markets globally, including the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain Fund investments as well as Fund performance. As the global pandemic and conflict in Ukraine have illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. These events also may adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on the Fund’s shares may widen.

Non-U.S. Securities and Currency Risk. Investing in securities of non-U.S. issuers may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events as well as of foreign governmental laws or restrictions and differing legal standards; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund’s return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad, including in the event the issuer of a non-U.S. security defaults or enters bankruptcy administration or other proceedings. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region or in emerging markets. Because the Fund may invest in securities denominated or quoted in non-U.S. currencies, changes in the non-U.S. currency/United States dollar exchange rate may affect the value of the Fund’s securities and the unrealized appreciation or depreciation of investments. While certain of the Fund’s non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks.

Recent developments in relations between the U.S. and China had heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on global markets, including the economy of Asian countries, and a commensurately negative impact on the Fund.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Potential Conflicts of Interest Risk. First Trust, abrdn Inc. and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust and abrdn Inc. currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objectives and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust (and by First Trust to abrdn Inc.) for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust and abrdn Inc. have a financial incentive to leverage the Fund.

Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for certain debt securities trading. Debt securities generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of certain debt securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing.

Investment Restrictions and Policies

The following is a comparison of the fundamental investment restrictions of the Acquired Funds and the Acquiring Fund, which are substantially similar.

FSD	FAM	Acquiring Fund	Differences
The Fund may not, with respect to 75% of its total assets, purchase any securities if, as a result (i) more than 5% of the Fund’s total assets would then be invested in securities of any single issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided, that Government securities (as defined in the 1940 Act) securities issued by other investment companies and cash items (including receivables) shall not be counted for purposes of this limitation.	The Fund may not, with respect to 75% of its total assets, purchase any securities if, as a result, more than 5% of the Fund’s total assets would then be invested in securities of any single issuer or if, as a result, the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided, that Government securities (as defined in the 1940 Act), securities issued by other investment companies and cash items (including receivables) shall not be counted for purposes of this limitation.	May not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.	Substantially similar.

FSD	FAM	Acquiring Fund	Differences
The Fund may not purchase or sell real estate or commodities except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

The Fund may not purchase or sell real estate, but this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.

The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities).

The Fund may not purchase or sell real estate, except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities and/or other instruments of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities and/or other instruments that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities and/or other instruments, and (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and/or other instruments.

The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial or derivative instruments or from investing in securities or other instruments backed by physical commodities.

Substantially similar.

FSD	FAM	Acquiring Fund	Differences
The Fund may not borrow money except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.	The Fund may not borrow money, except as permitted by the 1940 Act, the rules thereunder and interpretations thereof or pursuant to a Securities and Exchange Commission exemptive order;	The Fund may not issue senior securities or borrow money, except the Fund may issue senior securities and/or borrow money (including through reverse repurchase agreements) to the extent permitted by the 1940 Act, as amended from time to time, and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time and (ii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time. The Fund does not have an investment policy limiting the amount of leverage that may be obtained through the use of covered reverse repurchase agreements.	Substantially similar.
The Fund may not issue senior securities except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.	The Fund may not issue senior securities, as defined in the 1940 Act, other than: (i) Preferred Shares which immediately after issuance will have asset coverage of at least 200%; (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%; (iii) the borrowings permitted by investment restriction 3 above, or (iv) pursuant to a Securities and Exchange Commission exemptive order;	The Fund may not issue senior securities or borrow money, except the Fund may issue senior securities and/or borrow money (including through reverse repurchase agreements) to the extent permitted by the 1940 Act, as amended from time to time, and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time and (ii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time. The Fund does not have an investment policy limiting the amount of leverage that may be obtained through the use of covered reverse repurchase agreements.	Substantially similar.

FSD	FAM	Acquiring Fund	Differences
The Fund may not underwrite the securities of other issuers except (a) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities; and (b) as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.	The Fund may not act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities;	The Fund may not act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of loans or portfolio securities, it may be deemed to be an underwriter under applicable securities laws.	Substantially similar.
The Fund may not make loans except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.	The Fund may not make loans of funds or other assets, other than by entering into repurchase agreements, lending portfolio securities and through the purchase of debt securities in accordance with its investment objectives, policies and limitations;	The Fund may not make loans of money or property to any person, except (a) to the extent that securities, instruments, credit obligations or interests (including Senior Loans) in which the Fund may invest, or which the Fund may originate, are considered to be loans, (b) through the loan of portfolio securities or (c) by engaging in repurchase agreements.	Substantially similar.

FSD	FAM	Acquiring Fund	Differences
The Fund may not purchase the securities of any issuer if, as a result of such purchase, the Fund’s investments would be concentrated in any particular industry except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.	The Fund may not purchase any security if, as a result of the purchase, 25% or more of the Fund’s total assets (taken at current value) would be invested in the securities of Borrowers and other issuers having their principal business activities in the same industry; provided, that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities;	The Fund may nay not invest in any security if as a result, 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or securities of state and municipal governments or their political subdivisions (however, not including private purpose industrial development bonds issued on behalf of non-government issuers), or (b) as otherwise provided by the 1940 Act, as amended from time to time, and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time. For purposes of this restriction, (i) an investment in a loan participation will be considered to be an investment in the securities or obligations of the issuer of the loan to which the participation relates and (ii) an investment in a repurchase agreement, reverse repurchase agreement, CLO, CBO, CDO or a swap or other derivative will be considered to be an investment in the industry (if any) of the underlying or reference security, instrument or asset. The Fund defines an industry by reference to Bloomberg BICS codes for industry classifications.	Substantially similar.

Rights of Fund Shareholders

FSD was organized as a Massachusetts business trust on June 18, 2010. FAM was organized as a Massachusetts business trust on September 2, 2004. The Acquiring Fund was organized as a statutory trust under the laws of the State of Delaware on October 12, 2010.

The Acquiring Fund is subject to the control share acquisition statute (the “Control Share Statute”) contained in Subchapter III of the Delaware Statutory Trust Act (the “DSTA”), which became automatically applicable to listed closed-end funds, such as the Acquiring Fund. The Acquired Funds are not subject to this type of limitation as Massachusetts does not currently have a control share statute applicable to Massachusetts business trusts. Accordingly, the Control Share Statute will have no impact on the Special Meeting.

Following the consummation of one or both Reorganizations, the Combined Fund will be subject to the Control Share Statute. The Control Share Statute provides for a series of voting power thresholds above which shares are considered “control beneficial interests” (referred to here as “control shares”). Once a threshold is reached, an acquirer has no voting rights under the DSTA or the governing documents of the Fund with respect to shares acquired in excess of that threshold (i.e., the “control shares”) unless approved by shareholders of the Fund or exempted by the Board. The Control Share Statute provides procedures for an acquirer to request a shareholder meeting for the purpose of considering whether voting rights shall be accorded to control shares.

Some uncertainty around the general application under the 1940 Act of state control share statutes exists as a result of recent federal and state court decisions that have found that certain control share by-laws adopted by Massachusetts business trusts violated the 1940 Act. Additionally, in some circumstances uncertainty may also exist in how to enforce the control share restrictions contained in state control share statutes against beneficial owners who hold their shares through financial intermediaries.

Each Fund is governed by its own Declaration of Trust and By-laws. Copies of these documents are available to shareholders without charge upon written request to the applicable Fund.

The below table summarizes a number of provisions of the respective governing documents of the Acquired Funds and the Acquiring Fund, which are in each case subject to any other applicable provision of the governing instruments of the relevant Fund and applicable law. The governing instruments have certain similar provisions, however there are differences that might impact how each Fund is governed. There are certain differences between the matters in which shareholders of the Funds have the right to vote, as highlighted below. Additionally, the Acquired Fund shareholders have voting rights regarding the removal of trustees and the approval of reorganizations or mergers, whereas Acquiring Fund shareholders have no such rights. The Funds are subject to different thresholds regarding termination of the respective Trust (as defined subsequently). The term “the Trust,” when used in the below table, refers to the applicable Fund.

	FSD	FAM	Acquiring Fund
Voting Rights	Shareholders shall not have the power to vote on any matter except: (i) for the election of Trustees under certain circumstances or the removal of Trustees; (ii) with respect to a sale of assets or reorganization or similar transaction if required by applicable law or as may be determined by the Trustees; (iii) with respect to the conversion of the Trust to an "open-end company"; and (iv) with respect to such additional matters relating to the Trust as may be required by law, the Declaration of Trust or as the Trustees may consider and determine necessary or desirable.

The shareholders shall have power to vote only (i) for the election of Trustees when that issue is submitted to shareholders, and for the removal of Trustees; (ii) with respect to any investment advisory or management contract on which a shareholder vote is required by the 1940 Act; (iii) with respect to termination of the Trust under certain circumstances; (iv) with respect to certain amendments of the Declaration of Trust such as those affecting a shareholder’s voting rights or otherwise required by law or as determined by the Trustees; (v) generally with respect to any merger, consolidation, or reorganization; (vi) with respect to any conversion of the Trust to an "open-end company"; (vii) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders; and (viii) with respect to such additional matters relating to the Trust as may be required by the Declaration of Trust, the Amended and Restated By-Laws, or any registration of the Trust with the SEC (or any successor agency) or any other regulator having jurisdiction over the Trust, or as the Trustees may consider necessary or desirable.

Shareholders shall have no power to vote on any matter except matters on which a vote of shareholders is required by the 1940 Act or the Declaration of Trust, or otherwise permitted pursuant to a resolution of the Trustees.
Shareholder Quorum	Thirty-three and a third percent (33-1/3%) of the outstanding shares entitled to vote present in person or by proxy shall constitute a quorum at any meeting of the shareholders.	Thirty-three and a third percent (33-1/3%) of the outstanding shares entitled to vote present in person or by proxy shall constitute a quorum at any meeting of the shareholders.	The presence in person or by proxy of one-third (1/3) of the Shares entitled to vote which, for the avoidance of doubt, will include Shares held by brokers who provide votes and/or nonvotes as to all matters, shall be a quorum for the transaction of business at a meeting of Shareholders; provided that the By-Laws may specify a lower quorum.

	FSD	FAM	Acquiring Fund
Election of Trustees	A plurality of shares voted at a meeting at which a quorum is present shall elect a Trustee, except in the case of a contested election, where a majority of the outstanding shares entitled to vote is required.	A plurality of shares voted at a meeting at which a quorum is present shall elect a Trustee, except in the case of a contested election, where a majority of the outstanding shares entitled to vote is required.	A plurality of the votes cast by Shares represented in person or by proxy at the meeting and entitled to vote thereon.
Removal of Trustees	Any of the Trustees may be removed (i) by action of at least two-thirds of the outstanding shares, or (ii) by the action of at least two-thirds of the remaining Trustees.

Any Trustee may be removed at any time, with or without cause, by written instrument signed by at least three-quarters of the Trustees.

A Trustee may also be removed at any meeting of shareholders by a two-thirds vote of the outstanding shares of the Trust entitled to vote for the election of such Trustee.

Shareholders have no right under the Declaration of Trust to remove any Trustee.
Approval of a Reorganization or Merger	In the event that such a transaction is required by applicable law to be approved by shareholders of the Trust or otherwise determined by the Trustees, such transaction shall require approval by the affirmative vote or consent of the holders of not less than two-thirds of the outstanding shares of the Trust entitled to vote, provided, however, that if such merger, consolidation, sale, lease or exchange has been previously approved by the affirmative vote of two-thirds of the Trustees, the vote of a majority of the outstanding voting securities, as defined in the 1940 Act (a “Majority Shareholder Vote”), is required.	The affirmative vote or consent of the holders of not less than two-thirds of the shares outstanding and entitled to vote is required to approve a merger, consolidation or sale of substantially all of the assets of the Trust (except where the merger, consolidation or sale is with a non-operating entity), provided, however, that if such merger, consolidation or sale has been previously approved by the affirmative vote of two-thirds of the Trustees, a Majority Shareholder Vote is required.	Without the vote of the shareholders, the Trustees may (i) sell, convey and transfer all or substantially all of the assets of the Trust to another trust, corporation, partnership, association, or other entity organized under the laws of any state of the United States, in exchange for cash, securities or other consideration, (ii) merge or consolidate the Trust with any other trust, corporation, partnership, association or other entity organized under the laws of any state of the United States, or (iii) cause the Trust to convert to a corporation, limited liability company, limited partnership or other Person under the laws of Delaware or any other state or jurisdiction all upon such terms and conditions and for such consideration as the Trustees shall approve.
Termination of the Trust	The Trust may be terminated at any time by the Trustees by written notice to the shareholders.	The Trust may be terminated at any time (i) by the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders, or (ii) by the Trustees by written notice to the shareholders.	The Trust may be dissolved at any time by a majority of the Trustees by written notice to the shareholders.

MANAGEMENT OF THE FUNDS

The Boards of the Funds

The Board of each Fund is responsible for the overall supervision of the operations of the Fund and performs the various duties imposed on the trustees of investment companies by the 1940 Act and under Delaware or Massachusetts law, as applicable.

The Advisers of the Funds

First Trust, located at 120 East Liberty Drive, Suite 400, Wheaton, IL 60187, serves as the investment adviser to each Acquired Fund pursuant to an investment management agreement between the applicable Acquired Fund and First Trust (each an “Investment Management Agreement”). In addition, First Trust is responsible for providing certain clerical, bookkeeping and other administrative services to the Acquired Funds and also provides fund reporting services to the Acquired Funds for a flat annual fee. First Trust is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P. (“Grace Partners”), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust and the sole Trustee of each Acquired Fund who is not an Independent Trustee. As of September 30, 2023, First Trust had collective assets under management or supervision of approximately $195 billion through unit investment trusts, exchange-traded funds, closed-end funds, mutual funds and separately managed accounts. Subject to the general supervision of the applicable Acquired Fund’s Board, and in accordance with the investment objective, policies, and restrictions of the applicable Acquired Fund, First Trust is responsible for the management and operation of each Acquired Fund and the investment of each Acquired Fund’s assets. First Trust provides such services to the Acquired Funds pursuant to the respective Investment Management Agreements. FSD commenced investment operations on September 27, 2010 and FAM commenced investment operations on November 23, 2004. Each Investment Management Agreement became effective for an initial two-year term and continue in effect from year to year provided such continuance is specifically approved at least annually in the manner required by the 1940 Act. A discussion regarding the basis for FSD’s Board’s renewal of its Investment Management Agreement is available in FSD’s annual report to shareholders for the fiscal year ended October 31, 2022. A discussion regarding the basis for FAM’s Board’s renewal of its Investment Management Agreement is available in FAM’s semi-annual report to shareholders for the fiscal period ended June 30, 2023. The Acquired Funds pay First Trust an investment management fee in consideration of the advisory and other services provided by First Trust to the Funds. Pursuant to their Investment Management Agreements, FSD and FAM have agreed to pay First Trust a management fee payable on a monthly basis at the annual rate of 1.00% of each Fund’s Managed Assets. For the purpose of this calculation for FAM, “Managed Assets” means the gross asset value of FAM (including assets attributable to FAM’s preferred shares, if any, and the principal amount of borrowings) minus the sum of FAM’s accrued and unpaid dividends on any outstanding preferred shares, and accrued liabilities (other than the principal amount of any borrowings incurred or of commercial paper or notes issued by FAM). For purposes of this calculation for FSD, “Managed Assets” means the average daily gross asset value of FSD (which includes the principal amount of any borrowings) minus the sum of FSD’s liabilities.

MacKay Shields LLC (“MacKay”), located at 1345 Avenue of the Americas, 43rd Floor, New York, NY 10105, serves as FSD’s sub-adviser and manages FSD’s portfolio subject to First Trust’s supervision. abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, PA 19103, serves as FAM’s sub-advisor and manages FAM’s portfolio subject to First Trust’s supervision.

abrdn Investments Limited (formerly, Aberdeen Asset Managers Limited) (“aIL”), a Scottish Company, serves as the adviser to the Acquiring Fund. aIL’s registered address is 10 Queen's Terrace, Aberdeen, Aberdeenshire, United Kingdom, AB10 1XL..aIL is an indirect wholly-owned subsidiary of abrdn plc, which manages or administers approximately $632.2 billion in assets as of June 30, 2023. abrdn Inc. serves as the sub-adviser to the Acquiring Fund. The Acquiring Fund pays aIL a monthly fee computed at the annual rate of 1.25% of the Acquiring Fund’s average daily Managed Assets. Managed Assets are the total assets of the Acquiring Fund (including any assets attributable to money borrowed for investment purposes, including proceeds from (and assets subject to) reverse repurchase agreements, any credit facility and any issuance of preferred shares or notes) minus the sum of the Acquiring Fund’s accrued liabilities (other than Acquiring Fund liabilities incurred for the purpose of leverage). The Acquiring Fund commenced operations on January 27, 2011.

aIL has contractually agreed to limit total “Other Expenses” of the Acquiring Fund (excluding any interest, taxes, brokerage fees, short sale dividend and interest expenses and non-routine expenses) as a percentage of net assets attributable to common shares of the Acquiring Fund to 0.25% per annum of the Acquiring Fund’s average daily net assets until until March 7, 2024 and then 0.35% per annum of the Acquiring Fund’s average daily net assets until October 31, 2024. aIL has contractually agreed to limit total “Other Expenses” of the Combined Fund (excluding any interest, taxes, brokerage fees, short sale dividend and interest expenses and non-routine expenses) as a percentage of net assets attributable to common shares of the Combined Fund to 0.25% per annum of the Combined Fund’s average daily net assets for twelve months following the closing of the Reorganization and the 0.35% until June 30, 2025. The contractual limitations may not be terminated before October 31, 2024 or June 30, 2025, as applicable, without the approval of the Acquiring Fund’s or Combined Fund’s, as applicable, trustees who are not “interested persons” of the Acquiring Fund or Combined Fund, as applicable (as defined in the 1940 Act).

The Acquiring Fund or Combined Fund, as applicable, may repay any such reimbursement from aIL, within three years of the reimbursement, provided that the following requirements are met: the reimbursements do not cause the Acquiring Fund or Combined Fund, as applicable, to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by aIL.

Information regarding the basis of the Board of the Acquiring Fund’s approval of the investment advisory and sub-advisory agreements with aIL and abrdn Inc., respectively, is available in the Acquiring Fund’s annual shareholder report for the fiscal year ended October 31, 2022.

abrdn Inc. serves as the sub-adviser to the Acquiring Fund, pursuant to a sub-advisory agreement among aIL, the Acquiring Fund and abrdn Inc. abrdn Inc. is located at 1900 Market Street, Suite 200, Philadelphia, PA 19103 and is a wholly-owned subsidiary of abrdn plc. For its services to the Acquiring Fund, abrdn Inc. receives a percentage of the advisory fee received by aIL from the Acquiring Fund after fee waivers and expense reimbursements, if any. For its services as sub-adviser, abrdn Inc. is paid only by the Adviser out of its fees, and is not paid directly by the Acquiring Fund.

Under the Sub-Advisory Agreement, subject to the directions of aIL and the Board, aIL has retained abrdn Inc. to monitor on a continuous basis the performance of the Acquiring Fund’s assets and to assist aIL in conducting a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Acquiring Fund’s assets.

The Advisory and Sub-Advisory Agreements with aIL and abrdn Inc., respectively, were effective for an initial term of two years and may be continued thereafter from year to year provided such continuance is specifically approved at least annually in the manner required by the 1940 Act. The Advisory and Sub-Advisory Agreements may be terminated at any time without payment of penalty by the Acquiring Fund or by aIL upon 60 days’ written notice. The Advisory and Sub-Advisory Agreements will automatically terminate in the event of its assignment, as defined under the 1940 Act. Under the Advisory and Sub-Advisory Agreements, the Advisers are permitted to provide investment advisory services to other clients.

Effective December 1, 2017, aIL became the Fund’s investment adviser and abrdn Inc. became the Fund’s sub-adviser. Prior to December 1, 2017, the Acquiring Fund was managed by another, unaffiliated investment adviser.

In rendering investment advisory services to the Acquiring Fund, aIL and abrdn Inc. may use the resources of subsidiaries owned by abrdn plc. The abrdn plc affiliates have entered into a memorandum of understanding/personnel sharing procedures pursuant to which investment professionals from the abrdn plc affiliates may render portfolio management, research and/or trade services to US clients of aIL or abrdn Inc.

Portfolio Management of the Acquired Funds

FSD

The personnel of MacKay who have primary responsibility for the day-to-day management of FSD are Eric Gold, Matthew Jacob and Shu-Yang Tan.

Listed below are the biographies for each member of the portfolio management team.

Eric Gold

Senior Managing Director, Head of Global Credit Group

Mr. Gold joined MacKay Shields in 2010. Before joining the Global Credit team, Mr. Gold served as a Managing Director for the High Yield team. Mr. Gold is currently the head of the Global Credit Group and Portfolio Manager.

Matthew Jacob

Managing Director, Global Credit Group

Mr. Jacob joined MacKay Shields and the Global Fixed Income Division in 2011 as a portfolio analyst and was promoted to Portfolio Manager in 2017. Mr. Jacob is currently a member of the Global Credit Group.

Shu-Yang Tan

Managing Director, Global Credit Group

Mr. Tan joined MacKay Shields and the Global Fixed Income Division in 2010 as a portfolio analyst and was promoted to Portfolio Manager in 2017. Mr. Tan is currently a member of the Global Credit Group.

FAM

The personnel of abrdn Inc. who have primary responsibility for the day-to-day management of FAM are Brett Diment, Max Wolman, Edwin Gutierrez, James Athey, Patrick O’Donnell, and Kevin Daly.

Listed below are the biographies for each member of the portfolio management team.

Brett Diment

Head of Global Emerging Market Debt

Mr. Diment is the Head of Global Emerging Market Debt and joined abrdn following the acquisition of Deutsche Asset Management (“Deutsche”) in 2005. He is responsible for the day-to-day management of the Emerging Market Debt Team and portfolios. Mr. Diment had been at Deutsche since 1991 as a member of the Fixed Income group and served as Head of the Emerging Debt Team there from 1999 until its acquisition by abrdn.

Max Wolman

Investment Director, Emerging Market Debt

Mr. Wolman is an Investment Director on the Emerging Market Debt Team and has been with abrdn since January 2001. Mr. Wolman originally specialized in currency and domestic debt analysis but is now responsible for a wide range of emerging debt analysis including external and corporate issuers. Mr. Wolman is a member of the Emerging Market Debt Investment Committee at abrdn and is also responsible for the daily implementation of the investment process.

Edwin Gutierrez

Head of Emerging Market Sovereign Debt

Mr. Gutierrez is the Head of Emerging Market Sovereign Debt. Mr. Gutierrez joined abrdn via the acquisition of Deutsche Asset Management's London and Philadelphia fixed income businesses in 2005, where he held the same role since joining Deutsche in 2000.

James Athey

Investment Director, Rates Management

Mr. Athey is an Investment Director on the Rates Management Team (Global & European Rates – Fixed Income). Mr. Athey joined abrdn via the acquisition of Deutsche Asset Management’s London and Philadelphia fixed income business in 2005, where he had been since 2001, initially on the Graduate Recruitment Program.

Patrick O’Donnell

Senior Investment Manager, Rates Management

Mr. O’Donnell is a Senior Investment Manager on the Rates Management Team (Global & European Rates – Fixed Income) and joined abrdn in 2005 through the Graduate Recruitment Program.

Kevin Daly

Investment Director, Emerging Markets Debt

Mr. Daly is an Investment Director on the Emerging Market Debt team and joined abrdn in 2007. Prior to joining abrdn, Mr. Daly worked at Standard & Poor’s in London and Singapore where he was as a Credit Market Analyst covering global emerging debt.

Portfolio Management of the Acquiring Fund

The Acquiring Fund is managed by abrdn’s Euro High Yield and Global Leverage Loans teams. The Euro High Yield and Global Leverage Loans teams work in a truly collaborative fashion; all team members have both portfolio management and research responsibilities. The teams are responsible for the day-to-day management of the Acquiring Fund. The following individuals have primary responsibility for the day-to-day management of the Acquiring Fund’s portfolio:

Ben Pakenham – Head of European High Yield and Global Loans – Ben Pakenham is Head of European High Yield and Global Loans. He joined abrdn in 2011 from Henderson Global Investors (from 2008-2011), where he was the lead fund manager on the Extra Monthly Income Bond Fund and a named manager on various other credit portfolios including the High Yield Monthly Income Bond Fund. Prior to Henderson Global Investors, he was an Assistant Fund Manager on the High Yield Funds at New Star Asset Management (2005-2008).

Matthew Kence – Investment Director – US High Yield and Global High Yield – Matthew Kence is an Investment Director and is a Portfolio Manager on the abrdn Income Credit Strategies Fund and the Global High Yield strategies at abrdn. He is also responsible for covering US high yield energy companies.  Mr. Kence joined the company in 2010 from Gannet Welsh & Kotler where he was a Vice President, Credit. Previously, Mr. Kence also worked for MFS Investment Management as a high yield analyst. Matt graduated with a BS Mechanical Engineering from Ohio University and received his MBA from the Haas School of Business at the University of California, Berkeley.

Adam Tabor – Investment Director – European High Yield and Leveraged Loans – Adam Tabor is an Investment Director on the Global High Yield team at abrdn. Mr. Tabor joined the company in 2010 on the graduate rotation scheme having previously interned with the company in 2009. Adam graduated with an MA in Financial Economics from the University of St Andrews. He is a CFA Charterholder.

George Westervelt– Head of Global High Yield and Head of US High Yield Research – George Westervelt is Head of Global High Yield and Head of US High Yield Research. He is one of the Portfolio Managers on the team that manages the Global High Yield strategies and is also a member of the North American Fixed Income Leadership team. Mr. Westervelt joined abrdn in 2009 as a Credit Analyst and joined the portfolio management group in 2011. Prior to joining abrdn, Mr. Westervelt worked at MFS Investment Management in Boston and Citigroup in New York. He earned a BA in English from the University of Vermont and is a CFA Charterholder.

Other Service Providers

The other service providers for the Funds are as follows. The other service providers for the Acquiring Fund will be the service providers to the Combined Fund.

	Service Providers to FSD	Service Providers to FAM	Service Providers to the Acquiring Fund
Administrator	The Bank Of New York Mellon	The Bank Of New York Mellon	abrdn Inc.
Sub-Administrator	N/A	N/A	State Street Bank and Trust Company
Custodian	The Bank Of New York Mellon	The Bank Of New York Mellon	State Street Bank and Trust Company
Transfer Agent, Dividend Paying Agent and Registrar	Computershare, Inc.	Computershare, Inc.	Computershare Trust Company, N.A.
Fund Accounting Services Provider	The Bank Of New York Mellon	The Bank Of New York Mellon	State Street Bank and Trust Company
Independent Registered Public Accounting Firm	Deloitte & Touche LLP	Deloitte & Touche LLP	KPMG LLP
Fund Counsel	Chapman and Cutler LLP	Chapman and Cutler LLP	Dechert LLP
Counsel to the Independent Trustees	Vedder Price P.C.	Vedder Price P.C.	Faegre Drinker Biddle & Reath LLP

Capitalization

The table below sets forth the capitalization of each Acquired Fund and the Acquiring Fund as of September 30, 2023, and the pro forma capitalization of the Combined Fund as if the Reorganizations had occurred on that date. As shown below, it is anticipated that the NAV of Acquiring Fund shareholders’ shares would decrease due to the valuation differences described in the Proxy Statement/Prospectus and Acquiring Fund assets would increase.

	FSD	FAM	Acquiring Fund	Adjustments		Pro Forma Combined Fund
Net Assets	$408,136,149	$65,309,146	$352,692,478	(1,052,639	)(a)	$825,096,828
Common Shares Outstanding (b)	33,291,015	10,143,247	52,094,950	26,498,384	(c)	122,027,596
NAV Per Common Share	$12.26	$6.44	$6.77	$18.71	(c)	$6.76
Preferred Shares Outstanding	None	None	1,600,000	None		1,600,000
Liquidation Preference per Preferred Share	None	None	$25	None		$25

(a)	For purposes of determining the Acquired Fund’s NAV, corporate, municipal, and convertible fixed income securities as well as bank loan agreements are priced at the mean of evaluated bid and asked prices provided by third-party pricing vendors on the valuation date. In contrast, the Acquiring Fund values such securities at the bid price provided by third-party pricing vendors.
(b)	Based on the number of outstanding common shares as of September 30, 2023.
(c)	Reflects the exchange of Acquired Fund shares for Acquiring Fund shares as a result of the Reorganizations.

AGREEMENT BETWEEN FIRST TRUST ADVISORS L.P. AND ABRDN INC.

First Trust and abrdn Inc. have entered into a separate agreement (the “Purchase Agreement”) pursuant to which abrdn Inc. will acquire certain assets related to First Trust’s business of providing investment management services with respect to the assets of each Acquired Fund and certain other registered investment companies (the “Business”) if the Reorganizations are approved, and upon satisfaction or waiver of certain other conditions. More specifically, under the Purchase Agreement, First Trust has agreed to transfer to abrdn Inc., for a cash payment at the closing of the Asset Transfer (as defined below) and subject to certain exceptions, (i) all right, title and interest of First Trust in and to the books and records relating to the Business of the Acquired Fund; and (ii) all goodwill of the Business as a going concern. Such transfers hereinafter are referred to collectively as the “Asset Transfer.”

Section 15(f) of the 1940 Act is a non-exclusive safe harbor provision that permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, the investment adviser that results in an “assignment” (as defined in the 1940 Act) of an investment advisory contract with such registered investment company, provided that two conditions are satisfied. First, during the three-year period after such transaction, at least 75% of the members of the investment company’s board of trustees may not be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor. Second, an “unfair burden”, as the term is defined in Section 15(f), must not be imposed on such registered investment company as a result of such transaction or any express or implied terms, conditions, or understandings relating to such transaction during the two-year period after the date on which any such transaction occurs. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the sale whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

First Trust intends to qualify for the “safe harbor” provided by Section 15(f), and consequently: (i) for a period of three years after the Closing Date, at least 75% of the trustees of the Combined Fund will not be “interested persons” (as defined in the 1940 Act) of aIL, abrdn Inc. or First Trust, and (ii) for a period of two years after the Closing Date, no “unfair burden” as defined in the 1940 Act will be imposed on the Combined Fund as a result of the Reorganizations or any express or implied terms, conditions, or understandings applicable thereto.

ADDITIONAL INFORMATION ABOUT THE SHARES OF THE FUNDS

Description of Common Shares to be Issued by the Acquiring Fund; Comparison to the Acquired Funds

The Acquired Funds offer one class of shares: common shares. The Acquiring Fund offers two classes of shares: common shares and Preferred Shares. As a general matter, with respect to the Acquiring Fund and the Acquired Funds, the common shares have equal voting rights and equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their respective Fund and have no preemptive, conversion or exchange rights or rights to cumulative voting. Holders of whole common shares of each Fund are entitled to one vote per share on any matter on which the shares are entitled to vote, while each fractional share is entitled to a proportional fractional vote.

The Acquiring Fund’s Agreement and Declaration of Trust authorizes an unlimited number of shares, par value $0.001 per share. If the Reorganizations are consummated, the Acquiring Fund will issue common shares to the shareholders of common stock of the Acquired Fund based on the relative per share NAV of the Acquiring Fund and the NAV of the assets of the Acquired Fund, in each case as of the date of the Reorganization. The Acquiring Fund common shares, when issued, will be fully paid and non-assessable.

Preferred Shares

Currently, neither Acquired Fund has issued preferred shares. The Acquiring Fund has issued 1,600,000 shares of 5.25% Series A Perpetual Preferred Shares, par value $0.001 (“Preferred Shares”). The Acquiring Fund’s Preferred Shares are listed on the NYSE under the ticker symbol “ACP PRA.” The Preferred Shares will have a liquidation preference of $25.00 per share, plus accumulated and unpaid dividends, before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders would not be entitled to any further participation in any distribution of assets by the Fund.

Holders of the Series A Perpetual Preferred Shares are entitled to receive quarterly cumulative cash dividend payments at a rate of 5.250%. Dividends and distributions on the Preferred Shares will accumulate from the date of their original issue. Dividends and distributions will be paid quarterly on March 31, June 30, September 30 and December 31 of each year (or, in each case, if such date is not a business day, the next succeeding business day). Distributions are accrued daily and paid quarterly.

Prior to June 30, 2026, the Preferred Shares are not subject to optional redemption by the Acquiring Fund unless the redemption is necessary, in the judgment of the Board, to maintain the Acquiring Fund’s status as a regulated investment company (“RIC”) under Subchapter M of the Code. On or after June 30, 2026 (any such date, an “Optional Redemption Date”), the Acquiring Fund may redeem in whole or from time to time in part outstanding Preferred Shares at a redemption price per share equal to the $25.00 per share liquidation preference plus an amount equal to all unpaid dividends and distributions accumulated through the Optional Redemption Date (whether or not earned or declared by the Acquiring Fund, but excluding interest thereon).

The Preferred Shares rank senior to the Acquiring Fund’s Common Shares in priority of payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the Acquiring Fund’s affairs; equal in priority with all other future series of preferred shares the Acquiring Fund may issue as to priority of payment of dividends and as to distributions of assets upon dissolution, liquidation or the winding-up of the Acquiring Fund’s affairs; and subordinate in right of payment to amounts owed under the Acquiring Fund’s existing credit facility, and to the holder of any future senior indebtedness, which may be issued without the vote or consent of preferred shareholders.

If the Acquiring Fund fails to have asset coverage of at least 200% with respect to its Preferred Shares as of the close of business on the last business day of each calendar quarter, and such failure is not cured as of the close of business on the date that is 30 calendar days following such business day, the Acquiring Fund will fix a redemption date and proceed to redeem the Preferred Shares, as described above at a price per share equal to $25.00 per share liquidation preference plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared but excluding interest thereon) through the date fixed for redemption by the Board.

Except for matters that do not require the vote of holders of Preferred Shares under the 1940 Act and except as otherwise provided in the Acquiring Fund’s governing documents, or as otherwise required by applicable law, each holder of Preferred Shares will be entitled to one vote for each Preferred Share held by such holder on each matter submitted to a vote of shareholders of the Acquiring Fund. Except as otherwise provided herein or in the Statement of Preferences, the holders of outstanding preferred shares, including the Preferred Shares, will vote together with holders of the Acquiring Fund’s Common Shares as a single class.

Holders of Preferred Shares, voting as a class, shall be entitled to elect at least two of the Acquiring Fund’s trustees. Under the 1940 Act, if at any time distributions on the Preferred Shares are unpaid in an amount equal to two (2) full years’ distributions thereon, the holders of all outstanding Preferred Shares, voting as a class, will be allowed to elect at least a majority of the Acquiring Fund’s trustees with the number of Trustees increased appropriately to the extent necessary to effectuate such rights until all distributions in arrears have been paid or declared and set apart for payment. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Shares and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including among other things, changes in the Acquiring Fund’s sub-classification as a closed-end investment company or changes in its fundamental investment restrictions.

Other Shares

The Acquiring Fund’s Board (subject to applicable law and the Acquiring Fund’s Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of either Common Shares or Preferred Shares, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Acquiring Fund’s Board sees fit. The Acquiring Fund currently does not expect to issue any other classes of shares, or series of shares, except for the Common Shares in connection with the Reorganizations.

Distributions

The Funds have similar dividend policies with respect to the payment of dividends on their shares. Distributions of investment company taxable income for each Fund are declared and paid on a monthly basis, and capital gains distributions, if any, are paid at least annually.

Outstanding Shares as of October 23, 2023

Outstanding Shares
FSD	Common Shares: 33,291,015
FAM	Common Shares: 10,143,247
Acquiring Fund	Common Shares: 52,109,950 Preferred Shares: 1,600,000

Purchase and Sale

Each Fund’s common shares are listed on the NYSE. The common shares of the Acquiring Fund are listed on the NYSE under the ticker symbol “ACP” and will continue to be so listed following the Reorganization. The common shares of the Acquired Funds are listed on the NYSE under the ticker symbol “FSD” (First Trust High Income Long/Short Fund) and “FAM” (First Trust/abrdn Global Opportunity Income Fund) and each Acquired Fund would be delisted from the NYSE following the applicable Reorganization.

Purchase and sale procedures for the common shares of each of the Funds are similar. Investors typically purchase and sell common shares of the Funds through a registered broker-dealer on the NYSE, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell common shares of the Funds through privately negotiated transactions with existing shareholders.

Share Price Data

The Funds’ common shares have traded both at a premium and at a discount to the Funds’ NAV per common share. There can be no assurance that the Funds’ common shares will not trade at a discount in the future. Shares of closed-end investment companies frequently trade at a discount to NAV. It is not possible to state whether Combined Fund shares will trade at a discount or premium to NAV, or what the extent of any such discount or premium might be.

The following table sets forth for the fiscal quarters indicated the highest and lowest daily prices during the applicable quarter at the close of market on the NYSE per common share along with (i) the highest and lowest closing NAV and (ii) the highest and lowest premium or discount from NAV represented by such prices at the close of the market on the NYSE.

FSD

	Market Price ($)(1)		NAV ($)(2)		Premium/discount to NAV (%)(3)
Quarter Ended	High	Low	High	Low	High	Low
October 31, 2023	11.36	10.21	12.48	11.89	-8.97	-14.13
July 31, 2023	11.66	10.90	12.63	12.39	-7.68	-12.03
April 30, 3023	12.13	10.89	13.16	12.39	-7.83	-12.11
January 31, 2023	12.12	10.92	13.03	12.35	-6.98	-11.58
October 31, 2022	12.64	10.56	13.66	12.29	-7.47	-14.08
July 31, 2022	12.98	11.23	13.97	12.88	-7.09	-12.81
April 30, 2022	14.41	12.83	15.54	14.06	-7.27	-8.75
January 31, 2022	15.93	14.32	16.11	15.69	-1.12	-8.73
October 31, 2021	16.12	15.68	16.48	16.25	-2.18	-3.51
July 31, 2021	16.05	15.12	16.55	16.34	-3.02	-7.47
April 30, 2021	15.46	14.75	16.51	16.48	-6.36	-10.50

(1) Based on high and low closing market price for the respective quarter.

(2) Based on the net asset value calculated on the day of the high and low closing market prices, as applicable, as of the close of regular trading on the NYSE (normally 4:00 p.m. eastern time).

(3) Calculated based on the information presented.

FAM

	Market Price ($)(1)		NAV ($)(2)		Premium/discount to NAV (%)(3)
Quarter Ended	High	Low	High	Low	High	Low
September 30, 2023	6.52	5.63	6.93	6.42	-5.92	-12.31
June 30, 2023	6.27	5.70	6.81	6.66	-7.93	-14.41
March 31, 3023	6.25	5.70	6.94	6.62	-9.94	-13.90
December 31, 2022	6.00	5.25	6.68	6.11	-10.18	-14.08
September 30, 2022	6.81	5.30	6.91	6.31	-1.45	-16.01
June 30, 2022	7.48	5.95	7.93	6.82	-5.67	-12.76
March 31, 2022	9.50	7.09	9.48	7.85	0.21	-9.68
December 31, 2021	10.20	9.62	9.86	9.64	3.45	-0.21
September 30, 2021	10.33	10.00	10.50	10.07	-1.62	-0.70
June 30, 2021	10.24	9.85	10.57	10.37	-3.12	-5.01
March 31, 2021	10.74	9.91	11.18	10.52	-3.94	-5.80

(1) Based on high and low closing market price for the respective quarter.

(2) Based on the net asset value calculated on the day of the high and low closing market prices, as applicable, as of the close of regular trading on the NYSE (normally 4:00 p.m. eastern time).

(3) Calculated based on the information presented.

Acquiring Fund

	Market Price ($)(1)		NAV ($)(2)		Premium/discount to NAV (%)(3)
Quarter Ended	High	Low	High	Low	High	Low
October 31, 2023	7.15	5.62	6.96	6.47	2.73	-13.14
July 31, 2023	6.98	6.46	7.06	6.80	-0.43	-5.00
April 30, 3023	8.50	6.45	7.38	6.89	16.28	-6.66
January 31, 2023	8.21	6.32	7.34	6.65	12.16	-4.96
October 31, 2022	8.72	6.16	7.80	6.54	12.81	-5.81
July 31, 2022	9.33	7.57	8.74	7.11	6.75	3.13
April 30, 2022	10.51	9.34	10.01	8.80	7.68	2.64
January 31, 2022	11.45	9.62	10.53	9.94	8.94	-4.47
October 31, 2021	11.69	10.94	11.02	10.45	6.66	1.11
July 31, 2021	12.59	10.76	11.71	10.87	8.35	-6.19
April 30, 2021	12.56	10.91	11.70	11.32	7.63	-3.62

(1) Based on high and low closing market price for the respective quarter.

(2) Based on the net asset value calculated on the day of the high and low closing market prices, as applicable, as of the close of regular trading on the NYSE (normally 4:00 p.m. eastern time).

(3) Calculated based on the information presented.

On December 6, 2023, FSD’s NAV per share was $12.48 and the last reported sale price of a common share on the NYSE was $11.25, representing a discount to NAV of -9.86%. On December 6, 2023, FAM’s NAV per share was $6.68 and the last reported sale price of a common share on the NYSE was $5.99, representing a discount to NAV of -10.33%. On November 30, 2023, the Acquiring Fund’s NAV per share was $6.76 and the last reported sale price of a common share on the NYSE was $6.16, representing a discount to NAV of 8.88%.

Performance Information

The performance table below illustrates the past performance of an investment in shares of FSD, FAM, and the Acquiring Fund by setting forth the average total returns for the Funds for their fiscal years ended October 31, 2022, December 31, 2022, and October 31, 2022, respectively. A Fund’s past performance does not necessarily indicate how its shares will perform in the future and the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares is not reflected in the below.

	Average Annual Total Return on NAV			Average Annual Total Return on Market Value
	Ten Years	Five Years	One Year	Ten Years	Five Years	One Year	Inception Date
FSD	4.40%	1.73%	-14.11%	3.17%	0.56%	-23.99%	September 27, 2010
FAM	-0.91%	-3.97%	-23.23%	-1.69%	-4.01%	-30.91%	November 23, 2004
Acquiring Fund	1.30%	-3.93%	-25.87%	0.90%	-4.11%	-34.92%	January 27, 2011

Average Annual Total Return on NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period is assumed to be reinvested at the ending NAV. The actual reinvestment price for the last dividend declared in the period may often be based on a Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Average Annual Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances it may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation.

NET ASSET VALUE OF COMMON SHARES OF THE ACQUIRING FUND

Common shares of the Acquiring Fund are listed on the NYSE. The NAV of the common shares of the Acquiring Fund is computed based upon the value of the Fund’s total assets. NAV is generally determined daily by the Acquiring Fund’s custodian as of the close of the regular trading session on each day that the NYSE is open for business. The NAV of the common shares of the Acquiring Fund is determined by calculating the total value of the Fund’s assets (the value of the securities, plus cash or other assets, including interest accrued but not yet received), deducting its total liabilities (including accrued expenses or dividends), and dividing the result by the number of common shares outstanding of the Fund. The Acquiring Fund reserves the right to calculate the NAV more frequently if deemed desirable.

Loans and securities are valued by the Acquiring Fund following valuation guidelines established and periodically reviewed by the Board. Under the valuation guidelines, loans and securities for which reliable market quotes are readily available are valued at current market value and all other loans, securities and assets of the Fund are valued at fair value in good faith following procedures established by the Board.

Pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Acquiring Fund Board designated aIL as the valuation designee ("Valuation Designee") for the Acquiring Fund to perform the fair value determinations relating to Acquiring Fund investments for which market quotations are not readily available. In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time), the security is valued at fair value as determined by the Fund’s Valuation Designee, taking into account the relevant factors and surrounding circumstances using Valuation and Liquidity Procedures approved by the Acquiring Fund’s Board of Trustees.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Acquiring Fund’s NAV was last calculated (for example, movements in certain US securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board. For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into US dollars at the mean of the bid price and ask price of such currencies against the US dollar, as quoted by a major bank.

When an Acquiring Fund common shareholder sells common shares, he or she will typically receive the market price for such common shares, which may be less than the NAV of such common shares.

DIVIDEND REINVESTMENT AND OPTIONAL CASH PURCHASE PLAN

The dividend reinvestment plan (the “Plan”) of the Acquiring Fund, described below, will be the dividend reinvestment plan of the Combined Fund.

The Acquiring Fund intends to distribute to stockholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”), stockholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent” or “Computershare”) in the Acquiring Fund shares pursuant to the Plan, unless such stockholders elect to receive distributions in cash. Stockholders who elect to receive distributions in cash will receive such distributions paid by check in US dollars mailed directly to the stockholder by the Plan Agent, as dividend paying agent. In the case of stockholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Acquiring Fund does not issue certificates so all shares will be registered in book entry form. The Plan Agent serves as agent for the stockholders in administering the Plan. If the Trustees of the Acquiring Fund declare an income dividend or a capital gains distribution payable either in the Acquiring Fund’s common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Acquiring Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Acquiring Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the NYSE, the immediately preceding trading date. If NAV exceeds the market price of Acquiring Fund shares at such time, or if the Acquiring Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Acquiring Fund shares in the open market, on the NYSE or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of an Acquiring Fund share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Acquiring Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Acquiring Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Acquiring Fund’s common stock, with an annual maximum contribution of $250,000. The Plan Agent will wait up to three business days after receipt of a check or electronic funds transfer to ensure it receives good funds. Following confirmation of receipt of good funds, the Plan Agent will use all such funds received from participants to purchase Acquiring Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.

If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her US bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each stockholder’s proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Acquiring Fund. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.

Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare’s broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be presented to complete this transaction. Market Order sales may only be requested by phone at 1-800-647-0584 or using Investor Center through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Acquiring Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Acquiring Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority) only by mailing a written notice at least 30 days prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 43006, Providence, RI 02940-3078.

ANTI-TAKEOVER AND CERTAIN PROVISIONS OF THE ACQUIRING FUND’S AGREEMENT AND DECLARATION OF TRUST AND BY-LAWS

The Agreement and Declaration of Trust and By-Laws of the Acquiring Fund contain provisions, which are described below in this section, that could have the effect of limiting (i) the ability of other entities or persons to acquire control of the Acquiring Fund; (ii) the Acquiring Fund’s freedom to engage in certain transactions or (iii) the ability of the Acquiring Fund’s trustees or shareholders to amend the Agreement and Declaration of Trust and By-Laws or effectuate changes in the Acquiring Fund’s management. These provisions of the Agreement and Declaration of Trust and By-Laws of the Acquiring Fund may be regarded as “anti-takeover” provisions.

The Board of the Acquiring Fund is divided into three (3) classes, with the terms of one (1) class expiring at each annual meeting of shareholders or special meeting in lieu thereof. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two (2) years the replacement of a majority of the Board of the Acquiring Fund . Shareholders have no right under the Agreement and Declaration of Trust to remove any trustee, other than by electing a different trustee at an annual meeting of shareholders. The Acquiring Fund’s Agreement and Declaration of Trust provides that, unless a two-thirds (2/3) majority of the Board approves such action, the affirmative vote of at least three-fourths (3/4) of the Acquiring Fund’s outstanding shares of each affected class or series entitled to be cast, voting together unless otherwise entitled to vote as a separate class or series, is required in order to approve (i) any amendment to, repeal of, or adoption of any provision inconsistent with, the Acquiring Fund’s Agreement and Declaration of Trust regarding election and term of trustees or (ii) any amendment to the Agreement and Declaration of Trust that reduces the foregoing three-fourths (3/4) vote requirement. A trustee may be removed from office for cause only, and not without cause, and only by the action of two-thirds (2/3) of the remaining trustees provided the aggregate number of Trustees after such removal shall not be less than the minimum set forth in the Agreement and Declaration of Trust.

The Agreement and Declaration of Trust provides that the trustees may (i) sell, convey and transfer all or substantially all of the assets of the Acquiring Fund to another trust, corporation, partnership, association or other entity; (ii) merge or consolidate the Fund with any other trust, corporation, partnership, association or other entity or (iii) dissolve the Acquiring Fund. The trustees may require a shareholder vote on such matters as well. The Agreement and Declaration of Trust does not contemplate that the shareholders could affect any of the foregoing actions directly.

The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. These provisions also provide, however, the advantage of potentially requiring persons seeking control of the Acquiring Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. The provisions of the Agreement and Declaration of Trust and By-Laws described above could have the effect of discouraging a third party from seeking to obtain control of the Acquiring Fund in a tender offer or similar transaction.

The Board of the Acquiring Fund has determined that provisions with respect to the Board of the Acquiring Fund and the shareholder voting requirements are in the best interests of the shareholders generally. Reference should be made to the Agreement and Declaration of Trust on file with the SEC for the full text of these provisions.

The Agreement and Declaration of Trust provides that the Acquiring Fund will fully indemnify (except in the case of certain disabling conduct) each of its trustees, officers and employees, and any investment adviser or sub-adviser in connection with their service with the Acquiring Fund. The Agreement and Declaration of Trust also provides for advancement of expenses (including counsel fees) to such indemnified persons subject to certain conditions set forth in the Agreement and Declaration of Trust.

APPRAISAL RIGHTS

Shareholders of the Acquired Funds and the Acquiring Fund do not have appraisal rights in connection with the proposed transactions.

FINANCIAL HIGHLIGHTS

FSD

The information for the six months ended April 30, 2023, is unaudited. The information for the other periods shown has been audited by Deloitte & Touche LLP, the Acquired Fund’s independent registered public accounting firm, unless identified as unaudited. Financial statements for the fiscal year ended October 31, 2022, and the Report of the Independent Registered Public Accounting Firm thereon appear in the FSD’s Annual Report for the fiscal year ended October 31, 2022, which is available at http://www.ftportfolios.com and upon request.

Selected data for each share of the Fund outstanding throughout each period were as follows:

For a Common Share outstanding throughout each period

	Six Months Ended 4/30/2023		Year Ended October 31,
	(Unaudited)		2022	2021	2020	2019	2018
Net asset value, beginning of period	$12.63		$16.22	$15.66	$16.94	$16.57	$18.23
Income from investment operations:
Net investment income (loss)	0.32		0.76	0.94	0.92	0.93	0.96
Net realized and unrealized gain (loss)	0.39		(3.09)	0.93	(0.92)	0.68	(1.32)
Total from investment operations	0.71		(2.33)	1.87	-	1.61	(0.36)

Distributions paid to shareholders from:
Net investment income	(0.63)		(0.79)	(0.95)	(0.92)	(0.92)	(0.98)
Return of capital	-		(0.47)	(0.37)	(0.40)	(0.36)	(0.37)
Total distributions paid to Common Shareholders	(0.63)		(1.26)	(1.32)	(1.32)	(1.28)	(1.35)
Common Share repurchases	0.01		0.00 (a)	0.01	0.04	0.04	0.05
Net asset value, end of period	$12.72		$12.63	$16.22	$15.66	$16.94	$16.57
Market value, end of period	$11.40		$11.06	$16.05	$13.49	$15.49	$13.91

Total return based on net asset value (b)	6.38%		(14.11)%	12.88%	1.53%	11.58%	(0.82)%

Total return based on market value (b)	8.87%		(23.99)%	29.67%	(4.35)%	21.54%	(10.24)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)	$423,584		$421,973	$543,048	$526,815	$582,502	$578,360
Ratio of total expenses to average net assets	3.92	%(c)	2.22%	1.84%	2.13%	2.53%	2.20%
Ratio of total expenses to average net assets excluding interest expense	1.16	%(c)	1.13%	1.19%	1.22%	1.16%	1.13%
Ratio of net investment income (loss) to average net assets	5.06	%(c)	5.34%	5.74%	5.80%	5.55%	5.48%
Portfolio turnover rate	9%		32%	43%	63%	33%	29%

	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$17.71	$17.28	$19.47	$19.63	$19.05
Income from investment operations:
Net investment income (loss)	1.04	1.00	1.11	1.31	1.35
Net realized and unrealized gain (loss)	0.83	0.44	(2.05)	(0.15)	0.64
Total from investment operations	1.87	1.44	(0.94)	1.16	1.99
Distributions paid to shareholders from:
Net investment income	(1.07)	(1.06)	(1.26)	(1.32)	(1.33)
Return of capital	(0.34)	——	—	—	(0.08)
Total distributions to Common Shareholders	(1.41)	(1.06)	(1.26)	(1.32)	(1.41)
Common share repurchases	0.00 (a)	0.05	0.01	—	—
Tender offer purchases	0.06	—	—	—	—
Net asset value, end of period	$18.23	$17.71	$17.28	$19.47	$19.63
Market value, end of period	$16.91	$15.52	$14.96	$17.19	$17.62
Total return based on net asset value (b)	11.98%	10.24%	(3.89)%	6.86%	11.32%
Total return based on market value (b)	18.52%	11.58%	(5.76)%	5.12%	1.36%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$546,047	$624,109	$620,309	$701,955	$707,807
Ratio of total expenses to average net assets	1.86%	1.54%	1.66%	1.75%	1.72%
Ratio of total expenses to average net assets excluding interest expense	1.19%	1.16%	1.21%	1.26%	1.27%
Ratio of net investment income (loss) to average net assets	5.76%	5.92%	6.05%	6.59%	6.93%
Portfolio turnover rate	39%	36%	26%	28%	28%

(a)	Amount is less than $0.01.
(b)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(c)	Annualized.

FAM

The information for the six months ended June 30, 2023, is unaudited. The information for the other periods shown has been audited by Deloitte & Touche LLP, the Acquired Fund’s independent registered public accounting firm, unless identified as unaudited. Financial statements for the fiscal year ended December 31, 2022, and the Report of the Independent Registered Public Accounting Firm thereon appear in the FAM’s Annual Report for the fiscal year ended December 31, 2022, which is available at http://www.ftportfolios.com and upon request.

Selected data for each share of the Fund outstanding throughout each period were as follows:

For a Common Share outstanding throughout each period

	Six Months Ended 6/30/2023		Year Ended December 31,
	(Unaudited)		2022	2021		2020	2019	2018
Net asset value, beginning of period	$6.68		$9.64	$11.37		$11.93	$11.07	$12.94
Income from investment operations:
Net investment income (loss)	0.17		0.33	0.44		0.45	0.65	0.69
Net realized and unrealized gain (loss)	0.28		(2.60)	(1.27	)(d)	(0.06)	1.09	(1.70)
Total from investment operations	0.45		(2.27)	(0.83)		0.39	1.74	(1.01)

Distributions paid to shareholders from:
Net investment income	(0.30)		-	(0.30)		(0.42)	(0.39)	(0.54)
Return of capital	-		(0.69)	(0.65)		(0.54)	(0.49)	(0.34)
Total distributions paid to Common Shareholders	(0.30)		(0.69)	(0.95)		(0.96)	(0.88)	(0.88)
Common Share repurchases	-		-	-		0.01	0.00 (e)	0.02
Tender offer purchases	-		-	0.05		-	-	-
Net asset value, end of period	$6.83		$6.68	$9.64		$11.37	$11.93	$11.07
Market value, end of period	$6.22		$6.00	$9.62		$10.55	$11.19	$9.38

Total return based on net asset value (f)	7.48%		(23.23)%	(6.96	)%(d)	4.84%	17.09%	(6.85)%

Total return based on market value (f)	8.97%		(30.91)%	0.07%		3.71%	29.74%	(12.42)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)	$69,323		$67,782	$97,771		$144,094	$152,154	$141,376
Ratio of total expenses to average net assets	3.62	%(g)	2.93%	2.29%		2.53%	2.88%	2.81%
Ratio of total expenses to average net assets excluding interest expense	1.91	%(g)	1.93%	1.89%		2.00%	1.77%	1.82%
Ratio of net investment income (loss) to average net assets	5.06	%(g)	4.57%	4.53		4.13%	5.60%	5.88%
Portfolio turnover rate	21%		47%	44%		39%	42%	58%

Indebtedness:
Total loans outstanding (in 000's)	$16,600		$29,971	$42,184		$53,514	$60,572	$60,799
Asset coverage per $1,000 of indebtedness (h)	5,176		3,262	3,318		3,693	3,512	3,325

	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.07	$11.66	$13.77	$15.32	$18.37
Income from investment operations:
Net investment income (loss)	0.72	0.73	0.82	1.03	1.07
Net realized and unrealized gain (loss)	0.98	0.58	(1.80)	(1.22)	(2.56)
Total from investment operations	1.70	1.31	(0.98)	(0.19)	(1.49)
Distributions paid to shareholders from:
Net investment income	(0.37)	(0.43)	—	(0.71)	(1.08)
Net realized gain	—	—	—	(0.13)	(0.13)
Return of capital	(0.53)	(0.47)	(1.14)	(0.52)	(0.35)
Total distributions paid to Common Shareholders	(0.90)	(0.90)	(1.14)	(1.36)	(1.56)
Common Share repurchases	—	—	0.01	—	—
Tender offer purchases	0.07	—	—	—	—
Net asset value, end of period	$12.94	$12.07	$11.66	$13.77	$15.32
Market value, end of period	$11.66	$11.16	$10.13	$12.04	$14.05
Total return based on net asset value (f)	15.91%	12.39%	(6.03)%	(0.84)%	(7.91)%
Total return based on market value (f)	12.88%	19.61%	(6.63)%	(5.46)%	(13.13)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$167,620	$208,482	$201,262	$239,807	$266,682
Ratio of total expenses to average net assets	2.52%	2.19%	2.10%	2.16%	2.10%
Ratio of total expenses to average net assets excluding interest expense	1.84%	1.71%	1.71%	1.76%	1.72%
Ratio of net investment income (loss) to average net assets.	5.81%	5.93%	6.42%	6.79%	6.41%
Portfolio turnover rate	54%	64%	61%	61%	56%
Indebtedness:
Total loans outstanding (in 000’s)	$63,309	$82,421	$86,243	$97,405	$98,966
Asset coverage per $1,000 of indebtedness (h)	$3,648	$3,529	$3,334	$3,462	$3,695

(d)	The Fund received a reimbursement from the sub-advisor in the amount of $4,120 in connection with a trade error, which represents less than $0.01 per share. Since the sub-advisor reimbursed the Fund, there was no effect on the total return.
(e)	Amount is less than $0.01.
(f)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(g)	Annualized.
(h)	Calculated by subtracting the Fund's total liabilities (not including the loans outstanding) from the Fund's total assets, and dividing by the outstanding loans balance in 000's.

The Acquiring Fund

The information for the six months ended April 30, 2023, and for the fiscal years ended October 31, 2016 through October 31, 2013 is unaudited. The information for the other periods shown has been audited by KPMG LLP, the Acquiring Fund’s independent registered public accounting firm, unless identified as unaudited. Financial statements for the fiscal year ended October 31, 2022, and the Report of the Independent Registered Public Accounting Firm thereon appear in the Acquiring Fund’s Annual Report for the fiscal year ended October 31, 2022, which is available at https//www.abrdnacp.com and upon request.

	For the Six-Months Ended April 30, 2023		For the Fiscal Years Ended October 31,
	(unaudited)		2022		2021	2020	2019	2018
PER SHARE OPERATING PERFORMANCE(a):
Net asset value per common share, beginning of period	$6.72		$10.45		$10.15	$12.46	$14.08	$15.25
Net investment income	0.39		0.87		0.98	0.87	1.05	1.55
Net realized and unrealized gains/(losses) on investments, forward foreign currency exchange contracts and foreign currency transactions	0.54		(3.35)		1.11	(1.07)	(1.23)	(1.28)
Total from investment operations applicable to common shareholders	0.93		(2.48)		2.09	(0.20)	(0.18)	0.27

Distributions to preferred shareholders from:
Net investment income	(0.04)		(0.09)		(0.05)	–	–	–
Net increase/(decrease) in net assets attributable to common shareholders resulting from operations	0.89		(2.57)		2.04	–	–	–

Distributions to common shareholders from:
Net investment income	(0.60)		(1.20)		(1.13)	(0.77)	(1.41)	(1.44)
Return of capital	–		–		(0.07)	(0.63)	(0.03)	–
Total distributions	(0.60)		(1.20)		(1.20)	(1.40)	(1.44)	(1.44)
Capital Share Transactions:
Offering costs for preferred shares charged to paid-in-capital	–		–		(0.11)	–	–	–
Impact of shelf offering	0.02		0.04		–	–	–	–
Dilutive effect of rights offer (Note 5)	–		–		(0.43)	(0.71)	–	–
Total capital share transactions	0.02		0.04		(0.54)	–	–	–
Net asset value per common share, end of period	$7.03		$6.72		$10.45	$10.15	$12.46	$14.08
Market price, end of period	$6.73		$6.37		$11.30	$9.18	$11.33	$13.09

Total Investment Return Based on(b):
Market price	15.02%		(34.92)%		37.13%	(6.16)%	(2.48)%	(0.75)%
Net asset value	13.89	%(c)	(25.76	)%(c)	14.69%	(5.65)%	(0.29)%	2.34%

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets including liquidation value of preferred shares, end of year(000 omitted)	$406,324		$206,650		$283,077	$–	$–	$–
Net assets applicable to common shareholders, end of period (000 omitted)	$366,324		$166,650		$243,077	$176,871	$162,939	$184,028
Average net assets applicable to common shareholders (000 omitted)	$230,257		$206,720		$218,990	$181,152	$167,302	$195,965
Net operating expenses, net of fee waivers/recoupments	4.60	%(d)	3.70%		2.86%	3.06%	3.89%	3.49%
Net operating expenses, excluding fee waivers/recoupments	4.85	%(d)	3.95%		3.01%	3.24%	4.05%	3.55%

	For the Six-Months Ended April 30, 2023		For the Fiscal Years Ended October 31,
	(unaudited)		2022	2021	2020	2019	2018
Net operating expenses, net of fee waivers/recoupment, excluding interest expense, commitment fee and loan servicing fees	2.33	%(d)	2.48%	2.24%	2.15%	2.27%	2.24%
Net Investment income	11.10	%(d)	10.10%	8.75%	8.26%	8.19%	10.34%
Portfolio turnover	37	%(e)	66%	63%	97%	93%	103%
Senior securities (loan facility) outstanding (000 omitted)	$105,000		$88,000	$118,000	$81,200	$72,000	$83,000
Asset coverage ratio on senior securities period end(f)	487%		335%	340%	318%	326%	322%
Asset coverage per $1000 on senior securities period end	$4,870		$3,348	$3,399	$3,178	$3,263	$3,217
Asset coverage ratio on total leverage at period end(g)	353%		230%	254%	318%	326%	322%
Asset coverage per $1,000 on total leverage at period end	$3,526		$2,302	$2,538	$3,178	$3,263	$3,217

(a)	Based on average shares outstanding.
(b)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(c)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(d)	Annualized.
(e)	Not annualized.
(f)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, including Series A Perpetual Preferred Shares, for investment purposes by the amount of any senior securities, which includes the revolving credit facility.
(g)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings for investment purposes by the amount of any borrowings.

Amounts listed as “–” are $0

or round to $0. See Notes to

		Year Ended	Year Ended	Year Ended	Year Ended
	Year Ended	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
	October 31, 2017	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Net asset value, beginning of period	$14.63	$14.91	$18.04	$18.63	$18.46
Income (loss) from investment operations:
Net investment income[1]	1.49	1.46	1.48	1.57	1.56
Net realized and unrealized gain (loss)	0.57	(0.30)	(2.76)	(0.55)	1.02
Total from investment operations	2.06	1.16	(1.28)	1.02	2.58
Distributions to shareholders from:
Net investment income	(1.44)	(1.31)	(1.59)	(1.54)	(1.39)
Net realized gains	—	—	(0.26)	(0.07)	(0.05)
Return of capital	—	(0.13)	—	—	—
Total distributions	(1.44)	(1.44)	(1.85)	(1.61)	(1.44)
Capital Share Transactions
Dilutive effect on net asset value as a result of rights offering	—	—	—	—	(0.93)
Offering costs charged to paid-in-capital	—	—	—	—	(0.04)
Net asset value, end of period	$15.25	$14.63	$14.91	$18.04	$18.63
Market value, end of period	$14.62	$12.60	$13.09	$16.35	$17.20
Total return on net asset value[2]	15.34%	10.86%	(6.36)%	6.19%	9.29%[3]
Total return on market value[2]	28.39%	8.75%	(9.29)%	4.24%	2.23%[3]
Net assets, end of period (in 000’s)	$199,375	$191,323	$194,937	$235,813	$243,601
Ratio of expenses to average net assets	3.15%	3.04%	2.86%	2.89%	2.70%
Ratio of expenses to average net assets excluding interest expense, commitment fee and loan servicing fees	2.26%[4]	2.33%[4]	2.32%[4]	2.27%[4]	2.27%
Ratio of net investment income to average net assets	9.78%	10.88%	9.07%	8.31%	8.40%

Aberdeen Income Credit Strategies Fund (formerly known as Avenue Income Credit Strategies Fund)
Financial Highlights

Selected data for a share outstanding throughout each period

		Year Ended	Year Ended	Year Ended	Year Ended
	Year Ended	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
	October 31, 2017	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Ratios before expense limitation/recoupment:
Ratio of expenses to average net assets .	3.13%	3.06%	2.80%	2.77%	2.64%
Ratio of net investment income to average net assets	9.80%	10.86%	9.13%	8.43%	8.46%
Portfolio turnover rate	95%	95%	56%	48%	89%
Loans Outstanding, End of Year (000s)	$83,000	$83,000	$90,000	$100,000	$95,000
Asset Coverage per $1,000 unit of senior indebtedness[5]	$3,402	$3,305	$3,166	$3,358	$3,564

[1]	Per share amounts have been calculated using average shares outstanding.
[2]	Total market value return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effects of brokerage commissions. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested. Dividends and distributions are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.
[3]	Includes dilution (net of offering costs) of approximately $0.97 to NAV per share resulting from the Fund’s transferrable rights offering, which expired on May 17, 2013. In connection with such offering, the Fund issued 3,268,518 additional common shares at a subscription price per share below the then-current NAV per share of the Fund.
[4]	For the years ended October 31, 2017, 2016, 2015 and 2014 the ratio of expenses to average net assets excludes dividend and interest expense on securities sold short, interest expense, commitment fee and loan servicing fees.

Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

INFORMATION ABOUT THE REORGANIZATIONS

The below discussion applies to the Reorganization Agreements pertaining to FSD and FAM, respectively.

Pursuant to the Reorganization Agreements (forms of which are attached as Appendix A to this Proxy Statement/Prospectus), each Acquired Fund will transfer all of its assets to the Acquiring Fund and the Acquiring Fund will assume all of the respective Acquired Fund’s liabilities and obligations in exchange solely for newly issued common shares of the Acquiring Fund, which will be distributed by each Acquired Fund to its shareholders in the form of a liquidating distribution. Acquiring Fund common shares issued to the Acquired Fund shareholders will have an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Acquired Fund’s outstanding common shares immediately prior to the Reorganization. Each shareholder of the Acquired Fund will receive the number of Acquiring Fund common shares corresponding to his or her proportionate interest in the common shares of the Acquired Fund (with cash in lieu of fractional shares of the Acquiring Fund, which may be taxable). The Reorganization, together with related acts necessary to consummate the same, shall occur at the principal office of the Acquiring Fund or via electronic exchange of documents in the first quarter of 2024 and after satisfaction or waiver of the conditions precedent to the Closing, immediately after the close of regular trading on the NYSE, or at such other place and/or on such other date as to which the parties may agree. As soon as practicable after the Closing Date for the Reorganization, the Acquired Fund will dissolve pursuant to Massachusetts law.

The distribution of Acquiring Fund common shares to the Acquired Fund’s shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the shareholders of the Acquired Fund and transferring to those shareholder accounts Acquiring Fund common shares. Each newly-opened account on the books of the Acquiring Fund for the former shareholders of the Acquired Fund will represent the respective pro rata number of Acquiring Fund common shares due to such shareholder.

TERMS OF THE REORGANIZATION AGREEMENTS

The following is a summary of the significant terms of the Reorganization Agreements. The below discussion applies to the Reorganization Agreements pertaining to FSD and FAM, respectively. The forms of Reorganization Agreement are attached as Appendix A to the Proxy Statement/Prospectus.

Valuation of Common Shares

The NAV per Acquiring Fund share shall be computed as of the time at which the Acquired Fund and the Acquiring Fund calculate their NAVs as set forth in their respective prospectuses (normally the close of regular trading on the NYSE) on the Closing Date (the “Effective Time”), after the declaration and payment of any dividends and/or other distributions on that date. At the closing of each Reorganization, each Reorganization Agreement sets forth that the Acquired Fund assets will be valued in accordance with the Acquired Fund’s valuation procedures as approved by the Board of Trustees of the Acquired Fund. Upon the consummation of the Reorganization, the assets transferred to the Acquiring Fund will be valued pursuant to the Acquiring Fund’s valuation procedures as approved by the Board of Trustees of the Acquiring Fund. Please see “Synopsis” above for further information regarding the Funds’ valuation procedures.

Calculation of Number of Acquiring Fund Shares

As of the Effective Time, each Acquired Fund share outstanding immediately prior to the Effective Time shall be converted into Acquiring Fund shares in an amount equal to the ratio of the NAV per share of the respective Acquired Fund to the NAV per share of the Acquiring Fund. Cash may be issued in lieu of fractional shares of the Acquiring Fund. In the event Acquired Fund Shareholders would be entitled to receive fractional Acquiring Fund Shares, the Acquiring Fund’s transfer agent will aggregate such fractional shares and sell the resulting whole shares on the exchange on which such shares are listed for the account of all such Acquired Fund shareholders, and each such Acquired Fund shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional Acquiring Fund shares, the Acquiring Fund’s transfer agent will act directly on behalf of the Acquired Fund shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to Acquired Fund shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

Conditions

Under the terms of each Reorganization Agreement, the Reorganizations are conditioned upon, among other things, approval of the Proposal by the shareholders of the respective Acquired Funds and each Fund’s receipt of certain routine certificates and legal opinions.

Termination

Each Reorganization Agreement may be terminated (i) by mutual agreement of the parties at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board of the Acquiring Fund and the Board of an Acquired Fund, make proceeding with a Reorganization inadvisable;(ii) if one party breaches any representation, warranty or agreement contained in the Reorganization Agreements to be performed at or before the Closing Date, which breach would give rise to the failure of a condition precedent to the obligation of a party as set forth in the Reorganization Agreement and it is not cured within 30 days after being provided notice by the non-breaching party; or (iii) if the Agreement referred to in “AGREEMENT BETWEEN FIRST TRUST ADVISORS L.P. AND ABRDN INC.” above is validly terminated.

Expenses of the Reorganizations

aIL and abrdn Inc. and their affiliates and First Trust and its affiliates will bear certain expenses incurred in connection with the Reorganizations, except as otherwise disclosed in the proxy statements to Acquired Fund and Acquiring Fund shareholders including portfolio transaction costs and certain taxes, whether or not a Reorganization is consummated. The expenses of the Reorganizations expected to be borne by abrdn and First Trust are estimated to be approximately $589,000 for FSD and approximately $453,000 for FAM. To the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases made in connection with the Reorganizations, these will be borne by the applicable Acquired Fund with respect to the portfolio transitioning and de-levering conducted before the Reorganizations and borne by the Combined Fund with respect to the portfolio transitioning conducted after the Reorganizations.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS

Treatment as a Tax-Free Reorganization

Each Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes under section 368(a) of the Code. As a condition to the closing of the Reorganizations, the Acquired Funds and the Acquiring Fund each will receive an opinion from Dechert LLP, dated as of the Closing Date, regarding the characterization of each Reorganization as a “reorganization” within the meaning of section 368(a) of the Code. The opinion of Dechert LLP will be based on US federal income tax law in effect on the Closing Date. In rendering its opinion, Dechert LLP will also rely upon certain representations of the management of the Acquired Funds and the Acquiring Fund and assume, among other things, that the Reorganizations will be consummated in accordance with the Reorganization Agreement and other operative documents and as described herein.

As a reorganization, the US federal income tax consequences of the Reorganizations can be summarized as follows:

●	The transfer of the Acquired Funds’ assets in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of all liabilities of the Acquired Funds followed by the distribution by the Acquired Funds of Acquiring Fund shares to the Acquired Funds’ shareholders in exchange for their Acquired Fund shares in liquidation of the Acquired Funds pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a “reorganization” within the meaning of section 368(a)(1) of the Code;

●	No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Funds’ assets solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of all liabilities of the Acquired Funds;

●	No gain or loss will be recognized by the Acquired Funds upon the transfer of the Acquired Funds’ assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of all liabilities or upon the distribution of the Acquiring Fund shares to the Acquired Funds’ shareholders in exchange for their Acquired Fund shares, except that the Acquired Funds may be required to recognize gain or loss with respect to contracts described in section 1256(b) of the Code or stock in a passive foreign investment company, as defined in section 1297(a) of the Code;

●	No gain or loss will be recognized by the Acquired Funds’ shareholders upon the exchange of the Acquired Funds’ shares for Acquiring Fund shares (except with respect to cash received in lieu of fractional shares of the Acquiring Fund);

●	The aggregate tax basis for the Acquiring Fund shares received by each Acquired Fund shareholder pursuant to the Reorganizations will be the same as the aggregate tax basis of the Acquired Fund shares held by each such Acquired Fund shareholder immediately prior to the Reorganizations (reduced by any amount of tax basis allocable to fractional shares of the Acquiring Fund for which cash is received);

●	The holding period of the Acquiring Fund shares to be received by each Acquired Fund shareholder will include the period during which the Acquired Fund shares surrendered in exchange therefor were held (provided such Acquired Fund shares were held as capital assets on the date of the Reorganization);

●	Except for assets which may be marked to market for federal income tax purposes as a consequence of a termination of the Acquired Funds’ taxable years, the tax basis of the Acquired Fund’s assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund in exchange therefor; and

●	The holding period of the Acquired Funds’ assets in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Funds’ (except where the investment activities of the Acquiring Fund have the effect of reducing or eliminating such periods with respect to an Acquired Fund asset).

The Funds have not sought a tax ruling from the IRS. Opinions of counsel are not binding upon the IRS or the courts. If the Reorganizations are consummated but do not qualify as tax free reorganizations under the Code, and thus are taxable, the respective Acquired Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Acquired Fund would recognize a taxable gain or loss equal to the difference between its tax basis in the Acquired Fund shares and the fair market value of the shares of the Acquiring Fund it received.

Capital Loss Carryforwards

As of the fiscal year ended October 31, 2022 for FSD and December 31, 2022 for FAM, FSD and FAM had the following capital loss carryforwards, respectively: $105,185,660 and $26,165,221. As of the fiscal year ended October 31, 2022, the Acquiring Fund had $82,382,140 of capital loss carryforwards. The Acquiring Fund’s ability to carry forward and use the Acquired Funds or its own pre-Reorganization capital losses may be limited following the Reorganizations under the loss limitation rules of sections 382, 383 and 384 of the Code. A Fund’s “pre-acquisition losses” (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) cannot be used to offset unrealized gains in another Fund that are “built in” (unrealized) at the time of the Reorganizations and that exceed certain thresholds (“non-de minimis built-in gains”) for five calendar years. Further, a portion of a Fund’s pre-acquisition losses may become subject to an annual limitation on the amount that may be used to offset future gain. Any remaining pre-acquisition losses will offset capital gains realized after the Reorganizations and this will reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such Reorganization. Therefore, in certain circumstances, shareholders of a Fund may be subject to tax sooner or incur more taxes as a result of the transactions that would take place as part of the Reorganization than they would have had the Reorganizations not occurred.

The impact of the rules described above will depend on the relative sizes of, and the losses and gains (both realized and unrealized) in, each of the Acquired Funds and the Acquiring Fund at the time of the Reorganizations and thus cannot be calculated precisely at this time.

Cash in lieu of Fractional Shares of the Acquiring Fund

If an Acquired Fund shareholder receives cash in lieu of a fractional share of the Acquiring Fund, the Acquired Fund shareholder will be treated as having received the fractional share of the Acquiring Fund pursuant to the Reorganizations and then as having sold that fractional share of the Acquiring Fund for cash. As a result, each such Acquired Fund shareholder generally will recognize gain or loss equal to the difference between the amount of cash received and the tax basis in his, her or its fractional share of the Acquiring Fund. This gain or loss generally will be a capital gain or loss and will be long-term capital gain or loss if, as of the date of Reorganization, the holding period for the shares (including the holding period of the Acquired Fund shares surrendered therefor) is greater than one year. The deductibility of capital losses is subject to limitations.

Distribution of Income and Gains

The Acquired Funds’ respective tax years are expected to end as a result of the Reorganizations. Each Acquired Fund generally will be required to declare to its shareholders of record one or more distributions of all of its previously undistributed investment company taxable income and net realized capital gain (if any), including capital gain realized on any securities disposed of in connection with the respective Reorganization, in order to maintain its treatment as a RIC during its tax year ending with the date of the Reorganization and to eliminate any US federal income tax on its taxable income in respect of such tax year.

Because the portfolio transitioning to be conducted ahead of each Reorganization is expected to produce capital losses, and each of FAM and FSD have capital loss carryforwards, it is not currently anticipated that either FAM or FSD will have any undistributed investment company taxable income and/or net realized capital gain to distribute.

Moreover, if the Acquiring Fund has investment company taxable income or net realized capital gain, but has not distributed such income or gain prior to the Reorganizations and you acquire shares of the Acquiring Fund in the Reorganization, a portion of your subsequent distributions from the Combined Fund may, in effect, be a taxable return of part of your investment. Similarly, if you acquire Acquiring Fund shares in the Reorganizations when the Acquiring Fund holds appreciated securities, you may receive a taxable return of part of your investment if and when the Combined Fund sells the appreciated securities and distributes the realized gain.

Tracking Your Basis and Holding Period; State and Local Taxes

After the Reorganizations of the Acquired Funds, you will continue to be responsible for tracking the adjusted tax basis and holding period for your shares of the Combined Fund for federal income tax purposes. You should consult your tax adviser regarding the effect, if any, of the Reorganizations in light of your individual circumstances. You should also consult your tax adviser about the state and local tax consequences, if any, of the Reorganizations because the discussion above only relates to the federal income tax consequences.

VOTING INFORMATION AND REQUIREMENTS

Record Date

For each Acquired Fund, shareholders of record of the Acquired Funds as of the close of business on October 23, 2023, the record date (previously defined as the “Record Date”), are entitled to notice of and to vote at the Special Meeting. Shareholders on the Record Date will be entitled to one vote for each share held, and each fractional share held shall be entitled to a proportionate fractional vote.

Proxies

Shareholders of record as of the Record Date may vote by participating in the Special Meeting or, prior to the Special Meeting, may vote their shares by returning the enclosed proxy card or by casting their vote via telephone or the Internet using the instructions provided on the enclosed proxy card and more fully described below. The giving of such a proxy will not affect your right to vote should you decide to attend the Special Meeting. If your shares are held in “street name” by a broker or bank, you will receive information regarding how to instruct your bank or broker to cast your votes. Please note that if you are a holder in “street name” and wish to vote at the Special Meeting, you must obtain a legal proxy from your broker or bank, which may take several days.

You may revoke your proxy at any time before the Special Meeting by (i) written notice delivered to the Secretary of the respective Acquired Fund prior to the exercise of the proxy; (ii) execution of a subsequent proxy; or (iii) attending and voting at the Special Meeting.

If you hold shares through a broker, bank or other nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a properly executed proxy card that does not specify how you wish to vote on a proposal on which you are entitled to vote, your shares will be voted “FOR” the Proposal.

Quorum

A quorum of shareholders must be present for any business to be conducted at the Special Meetings. Thirty-three and one-third percent (33-1/3%) of the shares outstanding of the applicable Acquired Fund entitled to vote present in person or represented by proxy at the applicable Special Meeting shall constitute a quorum for that Meeting.

Broker Non-Votes and Abstentions

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker holding the shares. If the beneficial owner does not provide voting instructions, the broker can still vote the shares with respect to matters that are considered to be “routine,” but cannot vote the shares with respect to “non-routine” matters. Each Acquired Fund’s Proposal is considered “non-routine,” so brokers will not have discretionary voting power with respect to the Proposals, and the Acquired Funds do not expect to receive any broker non-votes.

Abstentions if any, will be included for purposes of determining whether a quorum for an Acquired Fund is present at the Special Meeting and will be treated as shares present at the Special Meeting, but will not be treated as votes cast.

Adjournments

Any meeting of shareholders may, by action of the chair of the meeting, be adjourned from time to time with respect to one or more matters to a date that may be more than one hundred and twenty (120) days after the date set for the original meeting, whether or not a quorum is present with respect to such matter or matters; upon motion of the chair of the meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a meeting, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment or adjournments. Any adjourned meeting may be held as adjourned without further notice if the new date, time and place of the meeting was announced at the meeting that was adjourned. Unless otherwise specifically limited by their terms, proxies shall entitle the holder thereof to vote at any postponements or adjournments of a meeting, and no proxy shall be valid after eleven months from its date unless a longer period is expressly provided in the appointment.

Additional Information about Attending the Special Meetings

As stated earlier in this Proxy Statement/Prospectus, the Special Meetings are scheduled to be held on February 22, 2024, at 12:30 p.m. Central Time for FSD and at 12:30 p.m. Central Time for FAM at the offices of First Trust, located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Please note that shareholders who intend to attend the Special Meetings will need to provide valid identification and, if they hold shares through a bank, broker or other nominee, satisfactory proof of ownership of shares, such as a voting instruction form (or a copy thereof) or a letter from their bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date to be admitted to the Special Meetings. You may call toll-free (866) 620-8437 for information on how to obtain directions to be able to attend the Special Meetings and vote in person.

List of Acquired Fund Shareholders

A list of shareholders of record of each Acquired Fund entitled to notice of the Special Meeting will be available at First Trust’s offices, located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, for inspection by any shareholder during regular business hours beginning on the second business day after notice is given of the Special Meeting, subject to restrictions that may be imposed on a requesting shareholder on the copying, use or distribution of the information contained in the list. Shareholders will need to provide advance written notice to the applicable Acquired Fund to inspect the list of shareholders and will also need to show valid identification and proof of share ownership to inspect such list.

Householding

Please note that only one copy of shareholder documents, including annual or semi-annual reports and proxy materials may be delivered to two or more shareholders of an Acquired Fund who share an address, unless the Acquired Fund has received instructions to the contrary. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct the applicable Acquired Fund otherwise. To request a separate copy of any shareholder document, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the applicable Acquired Fund at the address and phone number set forth above.

Shareholder Communications

Shareholders of the Acquired Funds who want to communicate with the Board of the respective Acquired Fund or any individual Trustee should write the applicable Acquired Fund to the attention of the Acquired Funds’ Secretary, W. Scott Jardine, at 120 East Liberty Drive, Suite 400, Wheaton, IL 60187. The letter should indicate that you are a shareholder of an Acquired Fund. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the Chair of the Nominating and Governance Committee of the Board of the applicable Acquired Fund and the independent legal counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

Vote Required for each Proposal

The Proposal for the each Reorganization will require the affirmative vote of a majority of the outstanding shares (as defined under the 1940 Act) entitled to be cast by FSD or FAM, as applicable. The 1940 Act defines a majority of the outstanding voting shares as the lesser of either (i) at least 67% of the voting securities present at the Special Meeting, if at least 50% of such securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting shares. For additional information regarding voting requirements, see “Voting Information and Requirements.”

SHAREHOLDER INFORMATION

As of November 30, 2023, to each Fund’s knowledge, no single shareholder or “group” (as that term is used in Section 13(d) of the Exchange Act) beneficially owned more than 5% of a class of shares of any Fund, except as described in the following tables. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of control. A party that controls a Fund may be able to significantly affect the outcome of any item presented to shareholders for approval. Information as to beneficial ownership of common shares, including percentage of common shares beneficially owned, is based on, among other things, reports filed with the SEC by such holders.

FSD

Shareholder Name and Address	Class of Shares / Beneficial or Record Owner	Share Holdings	Percentage Owned		Estimated Pro Forma Percentage of Ownership of Combined Fund
Morgan Stanley Smith Barney LLC 1300 Thames St 6th Floor Baltimore, Maryland 21231	Common Shares/Record and Beneficial Owner	Record Shares: 8,095,298 Beneficial Shares: 4,558,111	Record: 24.42 Beneficial: 13.60	% %	Record: 12.01 Beneficial: 6.76	% %
Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, Arizona 85016	Common Shares/Record Owner	2,862,920	8.60%		4.25%
Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, Florida 33716	Common Shares/Record Owner	2,535,920	7.62%		3.76%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310	Common Shares/Record Owner	2,382,865	7.16%		3.54%
Parametric Portfolio Associates, LLC(1) 800 Fifth Avenue, Suite 2800 Seattle, WA 98104	Common Shares/Beneficial Owner	1,819,359	5.40%		2.70%

(1) Based solely upon information presented in a Schedule 13G filed February 9, 2023 by Parametric Portfolio Associates, LLC.

FAM

Shareholder Name and Address	Class of Shares / Beneficial or Record Owner	Share Holdings	Percentage Owned	Estimated Pro Forma Percentage of Ownership of Combined Fund
U.S. Bank N.A. 1555 N Rivercenter Drive Ste 302 Milwaukee, Wisconsin 53212	Common Shares/Record Owner	1,685,506	16.63%	1.31%
Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, Arizona 85016	Common Shares/Record Owner	1,380,912	13.62%	1.08%
Karpus Investment Management(1) 183 Sully's Trail, Pittsford, New York 14534	Common Shares/Beneficial Owner	1,255,029	12.37%	0.98%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310	Common Shares/Record Owner	1,144,071	11.29%	0.89%
Morgan Stanley Smith Barney LLC 1300 Thames St 6th Floor Baltimore, Maryland 21231	Common Shares/Record Owner	762,000	7.52%	0.59%
LPL Financial LLC(2) 1055 LPL Way Fort Mill, South Carolina 29715	Common Shares/Beneficial Owner	598,514	5.90%	0.47%
Merrill Lynch, Pierce, Fenner & Smith Incorporated/8862 MLPF&S TS SUB 4804 Deer Lake Dr E Jacksonville, Florida 32246	Common Shares/Record Owner	684,916	6.76%	0.53%
Wells Fargo Clearing Services, LLC 2801 Market Street H0006-09B St. Louis, Missouri 63103	Common Shares/Record Owner	630,699	6.22%	0.49%
Pershing LLC One Pershing Plaza Jersey City, New Jersey 07399	Common Shares/Record Owner	527,405	5.20%	0.41%

(1) Based solely upon information presented in a Schedule 13G/A filed April 11, 2023 by Karpus Investment Management.

(2) Based solely upon information presented in a Schedule 13G filed February 3, 2023 by LPL Financial LLC.

The Acquiring Fund

Shareholder Name and Address	Class of Shares / Beneficial or Record Owner	Share Holdings	Percentage Owned	Estimated Pro Forma Percentage of Ownership of Combined Fund
UBS Group AG(1) Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	5.250% Series A Perpetual Preferred Share	588,867	36.80%	36.80%
First Trust Portfolios L.P./First Trust Advisors L.P./The Charger Corporation(2) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	Common Shares/Beneficial Owner	2,796,619	11.27%	2.29	%(3)

(1) Based solely upon information presented in a Schedule 13G/A filed July 10, 2023 by UBS Group AG.

(2) Based solely upon information presented in a Schedule13G/A filed January 27, 2023, jointly by First Trust Portfolios L.P. / First Trust Advisors L.P. / The Charger Corporation.

(3) Reflects increase in assets from the proposed Reorganizations as well as a significant increase in the Fund's outstanding common shares that occurred on March 10, 2023 as the result of a reorganization of another closed-end management investment company registered under the 1940 Act with and into the Fund, and the corresponding issuance of common shares.

Security Ownership of Management

As of November 30, 2023, the officers and Trustees of FSD, in the aggregate, owned less than 1% of the outstanding shares of FSD. As of November 30, 2023, the officers and Trustees of FAM, in the aggregate, owned less than 1% of the outstanding shares of FAM. As of November 30, 2023, the officers and Trustees of the Acquiring Fund, in the aggregate, owned less than 1% of the outstanding shares of the Acquiring Fund.

SHAREHOLDER PROPOSALS

In order to nominate persons to the Board of an Acquired Fund or to present any other permitted proposal for action by shareholders at an annual meeting of shareholders of an Acquired Fund, a shareholder must comply with any requirements under applicable law (including without limitation the proxy rules under the Exchange Act) and the requirements of the Acquired Fund’s Amended and Restated By-Laws (the “By-Laws”). The By-Laws provide, among other requirements, that a proposing shareholder be entitled to vote on the proposal and that timely written notice which includes the information required by the By-Laws must be provided to the Secretary of the applicable Acquired Fund. In order to be considered timely, unless a greater or lesser period is required under applicable law, the shareholder notice must be delivered to or mailed and received at the Acquired Fund’s principal executive offices, Attn: W. Scott Jardine, Secretary, not less than one hundred and five (105) days nor more than one hundred and twenty (120) days prior to the first anniversary date of the date the applicable Acquired Fund’s proxy statement was released to shareholders for the preceding year’s annual meeting. However, if and only if an annual meeting is not scheduled to be held within a period that commences thirty (30) days before the first anniversary date of the annual meeting for the preceding year and ends thirty (30) days after such anniversary date (an annual meeting date outside such period being referred to herein as an “Other Annual Meeting Date”), such shareholder notice must be given as described above not more than one hundred and twenty (120) days prior to such Other Annual Meeting Date and not less than the close of business on the later of (i) the date one hundred and five (105) days prior to such Other Annual Meeting Date or (ii) the tenth (10th) business day following the date such Other Annual Meeting Date is first publicly announced or disclosed. Timely submission of a proposal does not mean that such proposal will be included in the applicable Acquired Fund’s proxy statement. Each Acquired Fund’s proxy materials for its 2023 annual meeting were mailed to shareholders on or about March 14, 2023, and such annual meeting was held on April 17, 2023. Shareholders should consult the By-Laws for more information about the requirements for shareholder proposals. Copies of the By-Laws can be found in the Current Report on Form 8-K filed by each Acquired Fund with the SEC on June 23, 2023, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the applicable Acquired Fund at such Fund’s principal executive offices.

To be considered for presentation at an Acquired Fund’s 2024 annual meeting, if any, a shareholder proposal submitted pursuant to Rule 14a-8 of the Exchange Act must have been received at the offices of the applicable Acquired Fund at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, no later than November 15, 2023. However, if a Reorganization is approved by shareholders of the Acquiring Fund and the applicable Acquired Fund and will be consummated, such Acquired Fund will be dissolved and will no longer hold annual meetings of shareholders.

In addition, the By-Laws of each Acquired Fund provide that, unless required by applicable law, no matter shall be considered at or brought before any annual or special meeting unless such matter has been deemed a proper matter for shareholder action by at least sixty-six and two-thirds percent (66-2/3%) of the Trustees. Timely submission of a proposal does not mean that such proposal will be brought before a meeting.

SOLICITATION OF PROXIES

Solicitation of proxies is being made primarily by the mailing of the Notice and this Proxy Statement/Prospectus with its enclosures on or about [ ], 2023. Proxy solicitations may also be made by telephone or personal interviews conducted by officers and service providers of the Acquired Funds, including any agents or affiliates of such service providers. In addition, as noted above, a proxy solicitation firm, EQ Fund Solutions, LLC, has been engaged to assist in the solicitation of proxies. Shareholders of an Acquired Fund whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee.

OTHER BUSINESS

Each Acquired Fund Board knows of no other business to be presented for action at the Special Meeting. If any matters do come before the Special Meeting on which action can properly be taken in accordance with the applicable Acquired Fund’s By-Laws, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Special Meeting. The submission of a proposal does not guarantee its inclusion in the proxy statement or presentation at the Special Meeting unless certain securities law requirements are met.

If you need any assistance or have any questions regarding the Proposals or how to vote your shares, please call the Acquired Funds’ Proxy Solicitor, EQ Fund Solutions, LLC, at (866) 620-8437 weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of [March 15, 2024], by and between abrdn Income Credit Strategies Fund, a Delaware statutory trust (the “Acquiring Fund”), and First Trust High Income Long/Short Fund, a Massachusetts business trust (the “Acquired Fund” and, together with the Acquiring Fund, the “Funds”). First Trust Advisors L.P., an Illinois limited partnership and the investment adviser to the Acquired Fund (the “Seller”), joins this Agreement solely for purposes of paragraphs 8.2, 11.1, 11.2 and 11.3, and abrdn Inc., a Delaware corporation registered under the Investment Advisers Act of 1940 (the “Purchaser”), joins this Agreement solely for purposes of paragraphs 5.12, 5.13, 8.2, 11.1, 11.2 and 11.3.

The reorganization will consist of the transfer of all of the Assets (as defined in paragraph 1.2) of the Acquired Fund to the Acquiring Fund in exchange solely for newly issued common shares of beneficial interest of the Acquiring Fund, par value of $0.001 per share (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of Liabilities (as defined in paragraph 1.3) of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund as part of the complete liquidation of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

WHEREAS, the Acquiring Fund and the Acquired Fund are each registered closed-end management investment companies, and the Acquired Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest; and

WHEREAS, both the Acquired Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest; and

WHEREAS, the Board of Trustees of the Acquiring Fund and the Board of Trustees of the Acquired Fund have authorized and approved the Reorganization; and

WHEREAS, each of the Seller and the Purchaser have entered into a purchase agreement (the “Purchase Agreement”) pursuant to which Purchaser agreed to acquire, and Seller agreed to sell, certain assets relating to the Seller’s business with respect to the Acquired Fund; and

WHEREAS, it is intended that, for United States federal income tax purposes, (i) the transactions contemplated by this Agreement shall qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) that the Agreement shall constitute a “plan of reorganization” for purposes of the Code.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, intending to be legally bound hereby, the parties hereto covenant and agree as follows:

1.	THE REORGANIZATION AND FUND TRANSACTIONS

1.1.         The Reorganization. Subject to the requisite approvals and other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Effective Time (as defined in paragraph 2.4), the Acquired Fund shall assign, deliver and otherwise transfer the Assets (as defined in paragraph 1.2) of the Acquired Fund to the Acquiring Fund, and the Acquiring Fund shall assume the Liabilities (as defined in paragraph 1.3) of the Acquired Fund. In consideration of the foregoing, at the Effective Time, the Acquiring Fund shall issue Acquiring Fund Shares to the Acquired Fund. The number of Acquiring Fund Shares to be delivered shall be determined as set forth in paragraph 2.3.

1.2.         Assets of the Acquired Fund. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property that can legally be transferred whether accrued or contingent, known or unknown, including, without limitation, all cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund at the Effective Time (as defined in paragraph 2.4), books and records of the Acquired Fund, and any other property owned by the Acquired Fund at the Effective Time (collectively, the “Assets”). For the avoidance of doubt, Assets shall not include any assets or property that cannot be transferred to the Acquiring Fund pursuant to applicable law or regulation.

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1.3.         Liabilities of the Acquired Fund. The Acquired Fund will use commercially reasonable efforts to discharge all of its known liabilities and obligations prior to the Effective Time consistent with its obligation to continue its operations and to pursue its investment objective and strategies in accordance with the terms as presented in the Proxy Statement/Prospectus (as defined in paragraph 5.6) in connection with the Reorganization. The Acquiring Fund will assume all liabilities of the Acquired Fund whether accrued or contingent, known or unknown (collectively, the “Liabilities”). At and after the Effective Time, the Liabilities of the Acquired Fund shall become and be the liabilities of the Acquiring Fund and may be enforced against the Acquiring Fund to the extent as if the same had been incurred by the Acquiring Fund.

1.4.         Distribution of Acquiring Fund Shares. At the Effective Time (or as soon thereafter as is reasonably practicable), the Acquired Fund will distribute the Acquiring Fund Shares received from the Acquiring Fund pursuant to paragraph 1.1 (cash may be distributed in lieu of fractional Acquiring Fund Shares, as set forth in paragraph 2.3), pro rata to the record holders of the shares of the Acquired Fund determined as of the Effective Time (the “Acquired Fund Shareholders”) in complete liquidation of the Acquired Fund. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the then outstanding shares of beneficial interest of the Acquired Fund (the “Acquired Fund Shares”) owned by Acquired Fund Shareholders at the Effective Time other than with respect to any fractional Acquiring Fund Shares for which cash may be distributed in lieu thereof, pursuant to paragraph 2.3. All issued and outstanding shares of the Acquired Fund will be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue share certificates representing the Acquiring Fund Shares in connection with such transfer, except for any global certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the Acquiring Fund Shares.

1.5.         Recorded Ownership of Acquiring Fund Shares. Ownership by Acquired Fund Shareholders of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6.         Filing Responsibilities of Acquired Fund. Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), the exchange on which the Acquired Fund’s shares are listed, any state securities commission, any state corporate registry, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.7.         Transfer Taxes. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8.         Termination. Promptly after the distribution of Acquiring Fund Shares pursuant to paragraph 1.4, the Acquired Fund shall take, in accordance with Massachusetts law and the Investment Company Act of 1940, as amended (the “1940 Act”), all steps as may be necessary or appropriate to effect a complete deregistration, liquidation, dissolution and termination of the Acquired Fund.

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2.	VALUATION

2.1.         Net Asset Value per Acquired Fund Share. The net asset value per Acquired Fund Share shall be computed as of the Effective Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquired Fund adopted by the Acquired Fund’s Board of Trustees.

2.2.         Net Asset Value per Acquiring Fund Share. The net asset value per Acquiring Fund Share shall be computed as of the Effective Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquiring Fund adopted by the Acquiring Fund’s Board of Trustees.

2.3.         Calculation of Number of Acquiring Fund Shares. As of the Effective Time, each Acquired Fund Share outstanding immediately prior to the Effective Time shall be exchanged for Acquiring Fund Shares in an amount equal to the ratio of the net asset value per share of the Acquired Fund determined in accordance with paragraph 2.1 to the net asset value per share of the Acquiring Fund determined in accordance with paragraph 2.2. No fractional Acquiring Fund Shares will be distributed unless such shares are to be held in a Dividend Reinvestment Plan account. In the event Acquired Fund Shareholders would be entitled to receive fractional Acquiring Fund Shares, the Acquiring Fund’s transfer agent will aggregate such fractional shares and sell the resulting whole shares on the exchange on which such shares are listed for the account of all such Acquired Fund Shareholders, and each such Acquired Fund Shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional Acquiring Fund Shares, the Acquiring Fund’s transfer agent will act directly on behalf of the Acquired Fund Shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to Acquired Fund Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

2.4.         Effective Time. The Effective Time shall be the time at which the Funds calculate their net asset values as set forth in their respective valuation procedures (normally the close of regular trading on the New York Stock Exchange) on the Closing Date (as defined in paragraph 3.1) (the “Effective Time”).

3.	CLOSING

3.1.         Closing. The Reorganization, together with related acts necessary to consummate the same (“Closing”), shall occur at the principal office of the Acquiring Fund or via the electronic exchange of documents on the Closing Date (as defined in the Purchase Agreement) applicable to the Acquired Fund, or such other date or place as an officer of the Acquiring Fund and an officer of the Acquired Fund may agree in writing and after satisfaction or waiver (to the extent permitted by applicable law) of the conditions precedent to the Closing set forth in Section 6 of this Agreement (other than those conditions that by their terms are to be satisfied by actions taken at the Closing, but subject to the satisfaction or, to the extent permitted, waiver of those conditions at the Closing), immediately after the close of regular trading on the New York Stock Exchange (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time.

3.2.         Transfer and Delivery of Assets. The Acquired Fund shall direct The Bank of New York Mellon (“BNY”), as custodian for the Acquired Fund, to deliver, at the Closing, a certificate of an authorized officer stating that the Assets were delivered in proper form to the Acquiring Fund at the Effective Time. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument, if any, shall be presented by BNY, on behalf of the Acquired Fund, to State Street Bank and Trust Company (“State Street”), as custodian for the Acquiring Fund. Such presentation shall be made for examination as soon as reasonably practicable following the Effective Time and shall be transferred and delivered by the Acquired Fund as soon as reasonably practicable following the Effective Time for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. BNY, on behalf of the Acquired Fund, shall deliver to State Street, as custodian of the Acquiring Fund, as of the Effective Time by book entry, in accordance with the customary practices of BNY and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, in which the Assets are deposited, the Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds at the Effective Time or by such other manner as State Street, as custodian of the Acquiring Fund, deems appropriate.

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3.3.         Share Records. The Acquired Fund shall direct Computershare Inc., in its capacity as transfer agent for the Acquired Fund (the “Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each such Acquired Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Acquired Fund a confirmation evidencing that the Transfer Agent has been instructed to credit an appropriate number of Acquiring Fund Shares to the Acquired Fund as of the Effective Time, or provide other evidence satisfactory to the Acquired Fund as of the Effective Time that such Acquiring Fund Shares will be credited to the Acquired Fund’s accounts on the books of the Acquiring Fund.

3.4.         Postponement of Effective Time. In the event that at the Effective Time, the primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (the “Market”) shall be closed to trading or trading thereupon shall be restricted, or trading or the reporting of trading on such Market or elsewhere shall be disrupted so that, in the mutual judgment of the Boards of Trustees or officers of the Acquired Fund and the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund, respectively, is impracticable, the Effective Time shall be postponed until the first business day, or other mutually agreed business day, after the day when trading shall have been fully resumed and reporting shall have been restored.

3.5.         Failure To Deliver Assets. If the Acquired Fund is unable to make delivery pursuant to paragraph 3.2 to the custodian for the Acquiring Fund of any of the Assets of the Acquired Fund for the reason that any of such Assets have not yet been delivered to it by the Acquired Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Acquired Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or its custodian, including brokers’ confirmation slips, and shall use its reasonable best efforts to deliver any such Assets to the custodian as soon as reasonably practicable. In addition, with respect to any Asset that requires additional documentation by an Asset’s issuer or other third party in order to effect a transfer of such Asset, the Acquired Fund will identify each such asset to the Acquiring Fund on a mutually agreed upon date prior to the Closing Date and will engage with the Acquiring Fund to complete such documentation as necessary to transfer such Assets to the Acquiring Fund’s custodian as soon as reasonably practicable.

4.	REPRESENTATIONS AND WARRANTIES

4.1.         Representations and Warranties of the Acquired Fund. Except as has been fully disclosed to the Acquiring Fund as of the date hereof in a written instrument executed by an officer of the Acquired Fund, the Acquired Fund represents and warrants to the Acquiring Fund as follows:

(a)           The Acquired Fund is a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts with power under its Declaration of Trust and Amended and Restated By-Laws, each as amended from time-to-time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b)           The Acquired Fund is registered with the Commission as a closed-end management investment company under the 1940 Act, and the Acquired Fund Shares have been registered under the Securities Act of 1933, as amended (the “1933 Act”).

(c)           At the Effective Time, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances except as otherwise disclosed to the Acquiring Fund, and upon delivery and payment for such Assets, the Acquiring Fund will acquire all rights of the Acquired Fund thereto, subject to no restrictions on the full transfer thereof other than such restrictions as might arise under the 1933 Act or as otherwise disclosed to the Acquiring Fund.

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(d)           No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and such as may be required under state securities laws.

(e)           The shareholder reports, marketing and other related materials of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used for a period of six (6) years prior to the date of this Agreement conform or conformed at the time of their use in all material respects to the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not or did not at the time of their use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(f)            The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in: (i) a violation of federal securities laws (including the 1940 Act) or of Massachusetts law in any material respect or a material violation of its Declaration of Trust and Amended and Restated By-Laws, each as amended from time-to-time, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound.

(g)           All material contracts or other commitments of the Acquired Fund (other than this Agreement and investment contracts, including options, futures, forward contracts and other similar instruments) will terminate without liability or obligation to the Acquired Fund on or prior to the Effective Time.

(h)           Except as otherwise disclosed to and accepted by the Acquiring Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquired Fund’s knowledge, threatened against the Acquired Fund or any of the Acquired Fund’s properties or assets that, if adversely determined, is reasonably likely to materially and adversely affect the Acquired Fund’s financial condition or the conduct of its business. The Acquired Fund knows of no facts which are reasonably likely to form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions herein contemplated.

(i)            The financial statements and financial highlights of the Acquired Fund at [October 31, 2023], have been audited by Deloitte & Touche LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”), and such statements present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on the statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(j)            Since [October 31, 2023], there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness, except as otherwise disclosed to the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund’s liabilities, or the redemption of the Acquired Fund’s shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

(k)           At the Effective Time, all material Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and no such return is currently under audit, and no assessment has been asserted, in writing, with respect to such returns.

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(l)            The Acquired Fund has not taken any action and does not know of any fact or circumstance that could reasonably be expected to prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

(m)          The Acquired Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Code. For each taxable year since its commencement of operations (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 et seq. of the Code and has been eligible to and has computed its federal income tax under Section 852 of the Code in respect of each taxable year since its commencement of operations (including the taxable year ending on the Closing Date) and expects to continue to meet such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for, nor is now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code. There is no other material tax liability (including any foreign, state or local tax liability) of the Acquired Fund except as set forth and accrued on the Acquired Fund’s books. The Acquired Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. The Acquired Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder.

(n)           The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest. To the knowledge of its officers, the Acquired Fund has complied with the requirements for collection and maintenance of Forms W-9 and/or Forms W-8 and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld and is not liable for any penalties which could be imposed thereunder. The Acquired Fund is not under audit by any federal, state or local taxing authority, and there are no actual or proposed tax deficiencies with respect to the Acquired Fund that have been presented to the Acquired Fund in writing.

(o)           All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund’s shares.

(p)           The execution, delivery and performance of this Agreement have been duly authorized by all necessary action, if any, on the part of the Trustees of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(q)           The Proxy Statement/Prospectus (as defined in paragraph 5.6), insofar as it relates to information provided by the Acquired Fund for the use therein, will, as of the effective time of the Acquiring Fund’s registration statement on Form N-14 (the “Registration Statement”) in which it is included and any time prior to the Effective Time: (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder; provided, however, that the representations and warranties of this subparagraph (q) shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein.

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4.2.         Representations and Warranties of the Acquiring Fund. Except as has been fully disclosed to the Acquired Fund as of the date hereof in a written instrument executed by an officer of the Acquiring Fund, Acquiring Fund represents and warrants to the Acquired Fund as follows:

(a)           The Acquiring Fund is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-Laws, each as amended from time-to-time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b)           The Acquiring Fund is registered with the Commission as a closed-end management investment company under the 1940 Act, and the Acquiring Fund Shares have been registered under the 1933 Act.

(c)           The Acquiring Fund has not taken any action and does not know of any fact or circumstance that could reasonably be expected to prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

(d)           At the Effective Time, all material Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and no such return is currently under audit, and no assessment has been asserted, in writing, with respect to such returns.

(e)           The Acquiring Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Code. For each taxable year since its commencement of operations (including the period through the Closing Date), the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 et seq. of the Code and has been eligible to and has computed its federal income tax under Section 852 of the Code and expects to continue to meet such requirements at all times through the Closing Date. The Acquiring Fund has not at any time since its inception been liable for, nor is now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code. There is no other material tax liability (including any foreign, state or local tax liability) of the Acquiring Fund except as set forth and accrued on the Acquiring Fund’s books. The Acquiring Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. The Acquiring Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder.

(f)            The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its common shares of beneficial interest. To the actual knowledge of its officers, the Acquiring Fund has complied with the requirements for collection and maintenance of Forms W-9 and/or Forms W-8 and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld and is not liable for any penalties which could be imposed thereunder. The Acquiring Fund is not under audit by any federal, state or local taxing authority, and there are no actual or proposed tax deficiencies with respect to the Acquiring Fund that have been presented to the Acquiring Fund in writing.

(g)           No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws.

(h)           The shareholder reports, marketing and other related materials of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conform or conformed at the time of their use in all material respects to the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not or did not at the time of their use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

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(i)            The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in: (i) a violation of federal securities laws (including the 1940 Act) or of Delaware law in any material respect or a material violation of its Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-Laws, each as amended from time-to-time, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound.

(j)            Except as otherwise disclosed to and accepted by the Acquired Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund or any of the Acquiring Fund’s properties or assets that, if adversely determined, is reasonably likely to materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. The Acquiring Fund knows of no facts which are reasonably likely to form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(k)           The Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets, and Schedule of Investments of the Acquiring Fund at [October 31, 2023], have been audited by KPMG LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(l)            Since [October 31, 2023], there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness, except as otherwise disclosed to the Acquired Fund. For the purposes of this subparagraph (l), a decline in net asset value per share of Acquiring Fund shares due to declines in market values of securities held by the Acquiring Fund, the discharge of the Acquiring Fund’s liabilities, or the redemption of the Acquiring Fund’s shares by shareholders of the Acquiring Fund shall not constitute a material adverse change.

(m)          The execution, delivery and performance of this Agreement have been duly authorized by all necessary action, if any, on the part of the Trustees of the Acquiring Fund, and, subject to the approval of the shareholders of the Acquiring Fund of the issuance of Acquiring Fund shares, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(n)           The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Effective Time have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, will be fully paid and non-assessable by the Acquiring Fund and will have been issued in every jurisdiction in compliance in all material respects with applicable registration requirements and applicable securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquiring Fund, nor is there outstanding any security convertible into any of the Acquiring Fund’s shares.

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(o)           The Proxy Statement/Prospectus (as defined in paragraph 5.6), insofar as it relates to the Acquiring Fund, will, as of the effective time of the Registration Statement in which it is included and any time prior to the Effective Time: (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder; provided, however, that the representations and warranties of this subparagraph (o) shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein.

5.	COVENANTS AND AGREEMENTS

5.1.         Conduct of Business. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course consistent with prior practice between the date hereof and the Effective Time, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable. Notwithstanding the forgoing, the Acquired Fund will manage its portfolio with the same approximate level of trading, turnover and leverage consistent with past practice, except as set forth in the Proxy Statement/Prospectus or to the extent agreed in advance with the Acquiring Fund.

5.2.         No Distribution of Acquiring Fund Shares. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3.         Information. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.4.         Other Necessary Action. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5.         Shareholder Meeting. The Acquired Fund has called or will call a meeting of its shareholders to consider and act upon this Agreement and to take such other action under applicable federal and state law to obtain approval of the transactions contemplated herein. The Acquiring Fund has called or will call a meeting of its shareholders to consider and act upon and to take such other action under applicable federal and state law to obtain approval of the issuance of Acquiring Fund shares in connection with the Reorganization.

5.6.         Proxy Statement/Prospectus. The Acquired Fund has provided the Acquiring Fund with information regarding the Acquired Fund, and the Acquiring Fund has provided the Acquired Fund with information regarding the Acquiring Fund, reasonably necessary for the preparation by the Acquiring Fund of a Proxy Statement/Prospectus to be included in the Registration Statement (the “Proxy Statement/Prospectus”) in compliance with the 1933 Act, the 1934 Act and the 1940 Act. If at any time prior to the Closing, the Acquired Fund or the Acquiring Fund becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item will notify the other party and the parties will cooperate in promptly preparing, filing and clearing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

5.7.         Liquidating Distribution. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

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5.8.         Efforts. The Acquiring Fund and the Acquired Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Article 6 to effect the transactions contemplated by this Agreement as promptly as reasonably practicable; provided, that neither the Acquiring Fund nor the Acquired Fund shall be obligated to waive any condition precedent.

5.9.         Other Instruments. Each of the Acquired Fund and the Acquiring Fund covenants that it will, from time-to-time, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm: (a) to the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) to the Acquiring Fund, title to and possession of all the Assets and assumption of the Liabilities assumed hereunder and otherwise to carry out the intent and purpose of this Agreement.

5.10.       Regulatory Approvals. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Effective Time.

5.11.       Final Tax Distribution. To the extent necessary to avoid entity-level income or excise tax, the Acquired Fund will declare one or more dividends payable prior to the time of Closing to its shareholders.

5.12.       Section 15(f). The Acquiring Fund and Purchaser shall from and after the Effective Time comply in all material respects with Section 15(f) of the 1940 Act and any rules and regulations of the Commission thereunder.

5.13.       Fee Limitation. The Purchaser covenants that it will limit “Other Expenses” of the Acquiring Fund (excluding any interest, taxes, brokerage fees, short sale dividend and interest expenses and non-routine expenses) as a percentage of net assets attributable to common shares of the Acquiring Fund to 0.25% per annum of the Acquiring Fund’s average daily net assets for twelve months following the Closing and then 0.35% until June 30, 2025.

5.14.       Supplemental Listing Application. The Acquiring Fund shall file a Supplemental Listing Application with the New York Stock Exchange for the authorization of the listing of the number of additional Acquiring Fund Shares to be exchanged in the Reorganization as set forth in Section 1.4 of this Agreement.

6.	CONDITIONS PRECEDENT

6.1.         Conditions Precedent to Obligations of Acquired Fund. The obligations of the Acquired Fund to complete the transactions provided for herein shall be subject, at the Acquired Fund’s election, to the following conditions:

(a)           All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)           The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Effective Time, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

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(c)           The Acquiring Fund shall have performed in all material respects all of the covenants and complied in all material respects with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund, on or before the Effective Time.

(d)           The Acquired Fund and the Acquiring Fund shall have agreed on the number of Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(e)           The Acquired Fund shall have received on the Closing Date the opinion of Dechert LLP, counsel to the Acquiring Fund (which may reasonably rely as to matters governed by the laws of the State of Delaware on an opinion of Delaware counsel and/or certificates of officers or Trustees of the Acquiring Fund) dated as of the Closing Date, covering the following points:

(i)            The Acquiring Fund is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business including as a registered investment company, and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted;

(ii)           The Agreement has been duly authorized, executed and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by the Acquired Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(iii)          The Acquiring Fund Shares to be issued to the Acquired Fund Shareholders as provided by this Agreement are duly authorized, upon such delivery will be validly issued and outstanding, and are fully paid and non-assessable by the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof;

(iv)          The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquiring Fund’s Amended and Restated Agreement and Declaration of Trust or its Amended and Restated By-Laws, each as amended from time-to-time, or a material violation of any provision of any agreement (known to such counsel) to which the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement not disclosed to the Acquired Fund, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

(v)           To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required to be obtained by the Acquiring Fund in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities or blue sky laws (other than those of the State of Delaware);

(vi)          The Acquiring Fund is a registered investment company classified as a management company of the closed-end type under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

(vii)            To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

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6.2.         Conditions Precedent to Obligations of Acquiring Fund. The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the following conditions:

(a)           All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)           The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Effective Time, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

(c)           The Acquired Fund shall have performed in all material respects all of the covenants and complied in all material respects with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund, on or before the Effective Time.

(d)           The Acquired Fund and the Acquiring Fund shall have agreed on the number of Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(e)           The Acquiring Fund shall have received on the Closing Date the opinion of Chapman and Cutler LLP, counsel to the Acquired Fund (which may reasonably rely as to matters governed by the laws of the Commonwealth of Massachusetts on an opinion of Massachusetts counsel and/or certificates of officers of the Acquired Fund) dated as of the Closing Date, covering the following points:

(i)            The Acquired Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as so described in the Proxy Statement/Prospectus, including as a registered investment company, and the Acquired Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and as so described in the Proxy Statement/Prospectus;

(ii)           The Agreement has been duly authorized, executed and delivered by the Acquired Fund and, assuming due authorization, execution and delivery of the Agreement by the Acquiring Fund is a valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(iii)          The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquired Fund’s Declaration of Trust or its Amended and Restated By-Laws, each as amended from time-to-time, or a material violation of any provision of any agreement (known to such counsel) to which the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement not disclosed to the Acquiring Fund, judgment or decree to which the Acquired Fund is a party or by which it is bound;

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(iv)          To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required to be obtained by the Acquired Fund in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities or blue sky laws;

(v)           The Acquired Fund is a registered investment company classified as a management company of the closed-end type under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(vi)          The outstanding shares of the Acquired Fund have been registered under the 1933 Act; and

(vii)         To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund or any of its properties or assets and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

6.3.         Other Conditions Precedent. If any of the conditions set forth in this paragraph 6.3 have not been satisfied on or before the Effective Time, or if the issuance of Acquiring Fund shares is not approved by shareholders of the Acquiring Fund, the Acquired Fund or the Acquiring Fund shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

(a)           The Agreement and the transactions contemplated herein shall have been approved by (i) the Board of Trustees of the Acquired Fund and (ii) the requisite shareholders of the Acquired Fund, and certified copies of the resolutions of the Board of Trustees of the Acquired Fund evidencing such approvals shall have been delivered to the Acquiring Fund.

(b)           Each of the conditions to Closing (as defined in the Purchase Agreement) set forth in Section 7 of the Purchase Agreement have been satisfied and the transactions contemplated by the Purchase Agreement will close concurrently with the Closing.

(c)           Certified copies of the resolutions evidencing the approval of the Agreement and the transactions contemplated herein by the Board of Trustees of the Acquiring Fund shall have been delivered to the Acquired Fund, and certified copies of the resolutions evidencing the approval of the Agreement and the transactions contemplated herein by the Board of Trustees of the Acquired Fund shall have been delivered to the Acquiring Fund.

(d)           The Registration Statement of the Acquiring Fund shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued.

(e)           On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

(f)            At the Effective Time, no action, suit or other proceeding shall be pending or, to the knowledge of the Acquired Fund or the Acquiring Fund, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(g)           All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the parties to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any such conditions.

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(h)           BNY shall have delivered such certificates or other documents as set forth in paragraph 3.2.

(i)            The Transfer Agent shall have delivered a certificate of its authorized officer as set forth in paragraph 3.3.

(j)            The Acquiring Fund shall have issued and delivered to the Secretary of the Acquired Fund the confirmation as set forth in paragraph 3.3.

(k)           The New York Stock Exchange shall have authorized the listing of the number of additional Acquiring Fund Shares exchanged in the Reorganization as set forth in Section 1.4 of this Agreement.

(l)            The parties hereto shall have received the opinion of the law firm of Dechert LLP (based on certain facts, assumptions and representations), addressed to the Acquiring Fund and the Acquired Fund, substantially to the effect that, for federal income tax purposes:

(i)            The transfer of the Acquired Fund’s Assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund followed by the distribution by the Acquired Fund of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares in liquidation of the Acquired Fund pursuant to and in accordance with the terms of this Agreement will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code;

(ii)           No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Fund Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund;

(iii)          No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund or upon the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares, except that the Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

(iv)          No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of the Acquired Fund Shares for Acquiring Fund Shares (except with respect to cash received in lieu of fractional shares);

(v)           The aggregate tax basis for Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by each such Acquired Fund Shareholder immediately prior to the Reorganization (reduced by any amount of tax basis allocable to fractional shares for which cash is received);

(vi)          The holding period of Acquiring Fund Shares to be received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares surrendered in exchange therefor were held (provided such Acquired Fund Shares were held as capital assets on the date of the Reorganization);

(vii)         Except for assets which may be marked to market for federal income tax purposes as a consequence of a termination of the Acquired Fund’s taxable year, the tax basis of the Acquired Fund Assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund in exchange therefor; and

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(viii)        The holding period of the Acquired Fund Assets in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund (except where the investment activities of the Acquiring Fund have the effect of reducing or eliminating such periods with respect to an Acquired Fund Asset).

(ix)           The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the provisions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the United States Treasury regulations promulgated thereunder.

Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund, may waive the conditions set forth in this paragraph 6.3(l).

7.	INDEMNIFICATION

7.1.         Indemnification by the Acquiring Fund. The Acquiring Fund, solely out of its assets and property, agrees to indemnify and hold harmless the Acquired Fund, and its Trustees, officers, employees and agents (the “Acquired Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on: (a) any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Fund or the Acquiring Fund’s Trustees, officers, employees or agents prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquired Fund Indemnified Parties.

7.2.         Indemnification by the Acquired Fund. The Acquired Fund, solely out of its assets and property, agrees to indemnify and hold harmless the Acquiring Fund, and its Trustees, officers, employees and agents (the “Acquiring Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on: (a) any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquired Fund or the Acquired Fund’s Trustees, officers, employees or agents prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquiring Fund Indemnified Parties.

7.3.         Liability of the Acquired Fund. The parties understand and agree that the obligations of the Acquired Fund under this Agreement shall not be binding upon any Trustee, shareholder, nominee, officer, agent or employee of or adviser to the Acquired Fund personally, but bind only the Acquired Fund’s property. Moreover, all persons shall look only to the assets of the Acquired Fund to satisfy the obligations of the Acquired Fund hereunder. The parties represent that they each have notice of the provisions of the Declaration of Trust of the Acquired Fund, which is on file with the Secretary of the Commonwealth of Massachusetts, disclaiming such shareholder and Trustee liability for acts or obligations of the Acquired Fund.

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7.4.         Liability of the Acquiring Fund. The parties understand and agree that the obligations of the Acquiring Fund under this Agreement shall not be binding upon any Trustee, shareholder, nominee, officer, agent or employee of or adviser to the Acquiring Fund personally, but bind only the Acquiring Fund’s property. Moreover, all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. The parties represent that they each have notice of the provisions of the Amended and Restated Agreement and Declaration of Trust of the Acquiring Fund disclaiming such shareholder and Trustee liability for acts or obligations of the Acquiring Fund.

7.5.         Remedies Exclusive. From and after the Closing Date, except in the case of fraud, the remedies provided for in this Section 7 shall constitute the sole and exclusive remedies for any claims made for breach of this Agreement. Each party hereby waives any provision of applicable law to the extent that it would limit or restrict this paragraph 7.5.

8.	BROKERAGE FEES AND EXPENSES

8.1.         No Broker or Finder Fees. The Acquiring Fund and the Acquired Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein,

8.2.         Expenses of Reorganization. All fees and expenses incurred directly in connection with the consummation of the Reorganization and the transactions contemplated by this Agreement will be borne by the Purchaser and the Seller as agreed between them, without regard to whether the Reorganization is consummated, as set forth in the Purchase Agreement or otherwise agreed in writing. Notwithstanding the foregoing, to the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases made in connection with the Reorganization, these will be borne by the Acquired Fund with respect to the portfolio transitioning conducted before the Reorganization and borne by the Acquiring Fund with respect to the portfolio transitioning conducted after the Reorganization.

9.	AMENDMENTS AND TERMINATION

9.1.         Amendments. This Agreement may be amended, modified or supplemented in a signed writing in such manner as may be deemed necessary or advisable by the authorized officers of each party, on behalf of either the Acquired Fund and the Acquiring Fund, subject to the authorization of each such Fund’s Board of Trustees; provided, however, that following a meeting of the shareholders of the Acquired Fund called by the Board of Trustees of the Acquired Fund pursuant to paragraph 5.5 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of the shareholders of the Acquired Fund without the approval of the Board of Trustees of the Acquired Fund and the Board of Trustees of the Acquiring Fund and the Acquired Fund Shareholders and, further provided, that the officers of the Acquired Fund and the Acquiring Fund may change the Effective Time and Closing Date through an agreement in writing without additional specific authorization by their respective Board of Trustees.

9.2.         Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by mutual agreement of the parties, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of the Board of Trustees of the Acquiring Fund and the Board of Trustees of the Acquired Fund, make proceeding with the Agreement inadvisable. In addition, either the Acquiring Fund or the Acquired Fund may at its option terminate this Agreement at or before the Closing Date due to: a breach by the other of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days after being provided notice by the non-breaching party, or the failure of a condition set forth in paragraphs 6.1, 6.2 or 6.3, if it reasonably appears that the condition will not or cannot be met, unless such condition is waived by the applicable party or parties (if applicable). Notwithstanding the foregoing, if Purchaser validly terminates the Purchase Agreement, the Acquiring Fund shall be entitled to terminate this Agreement by providing written notice to the Acquired Fund, and if Seller validly terminates the Purchase Agreement, the Acquired Fund shall be entitled to terminate this Agreement by providing written notice to the Acquiring Fund. In the event of any such termination, in the absence of willful default or breach, there shall be no liability for damages on the part of any of the Acquiring Fund, the Acquired Fund or their respective Trustees or officers, to the other party or its Trustees or officers.

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10.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed as follows:

If to the Acquired Fund:

First Trust High Income Long/Short Fund

120 East Liberty Drive, Suite 400

Wheaton, IL 60187
Attention: W. Scott Jardine, Esq.

With copies (which shall not constitute notice) to:

Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606
Attention: Jonathan A. Koff, Esq.

If to the Acquiring Fund:

abrdn Income Credit Strategies Fund
1900 Market Street, Suite 200

Philadelphia, PA 19103
Attention: Lucia Sitar, Esq.

With copies (which shall not constitute notice) to:

abrdn Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

Attn: Legal Department / Alan Goodson / Lucia Sitar / Katherine Corey / Benjamin Brust

Dechert LLP
1900 K Street NW
Washington, D.C. 20006
Attention: Thomas C. Bogle, Esq. and William J. Bielefeld, Esq.

11.	PUBLICITY AND CONFIDENTIALITY

11.1.       Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the Acquired Fund, the Acquiring Fund, Purchaser and Seller mutually shall agree, provided that nothing herein shall prevent either party from making such public announcements as may be required by law, in which case the party issuing such statement or communication shall advise the other party prior to such issuance.

11.2.       The Acquired Fund, Acquiring Fund, Purchaser and Seller (for purposes of the paragraph 11.2, the “Protected Persons”) will hold, and will cause their board members, officers, employees, representatives, agents and affiliates to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, all non-public, confidential or proprietary information obtained from the other Protected Persons in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) if it was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

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11.3.       In the event of a termination of this Agreement, the Acquiring Fund, the Acquired Fund Purchaser and Seller agree that they along with their board members, employees, representative agents and affiliates shall, and shall cause their affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all non-public, confidential or proprietary information relating to the other Protected Persons and their affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

12.	MISCELLANEOUS

12.1.       Entire Agreement. The parties agree that neither party has made any representation, warranty or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

12.2.       Survival. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith, and the obligations with respect to indemnification of the Acquired Fund and Acquiring Fund contained in paragraphs 7.1 and 7.2, shall survive the Closing.

12.3.       Headings. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

12.4.       Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

12.5.       Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

12.6.       Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

12.7.       Waiver. At any time before the Closing Date, any of the terms or conditions of this Agreement may be waived by either the Acquired Fund Board or the Acquiring Fund Board (whichever is entitled to the benefit thereof), if, in the judgment of such board after consultation with fund counsel, such action or waiver will not have a material adverse effect on the benefits intended in this Agreement to the shareholders of their respective fund, on behalf of which such action is taken.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

FIRST TRUST HIGH INCOME LONG/SHORT FUND	ABRDN INCOME CREDIT STRATEGIES FUND

By:	By:
Name:	Name:
Title:	Title:

FIRST TRUST ADVISORS L.P. agrees to the provisions of paragraphs 8.2, 11.1, 11.2 and 11.3 herein:	ABRDN INC. agrees to the provisions of paragraphs 5.12, 5.13, 8.2, 11.1, 11.2 and 11.3 herein:

By:	By:
Name:	Name:
Title:	Title:

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FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of [March 15, 2024], by and between abrdn Income Credit Strategies Fund, a Delaware statutory trust (the “Acquiring Fund”), and First Trust/abrdn Global Opportunity Income Fund, a Massachusetts business trust (the “Acquired Fund” and, together with the Acquiring Fund, the “Funds”). First Trust Advisors L.P., an Illinois limited partnership and the investment adviser to the Acquired Fund (the “Seller”), joins this Agreement solely for purposes of paragraphs 8.2, 11.1, 11.2 and 11.3, and abrdn Inc., a Delaware corporation registered under the Investment Advisers Act of 1940 (the “Purchaser”), joins this Agreement solely for purposes of paragraphs 5.12, 5.13, 8.2, 11.1, 11.2 and 11.3.

The reorganization will consist of the transfer of all of the Assets (as defined in paragraph 1.2) of the Acquired Fund to the Acquiring Fund in exchange solely for newly issued common shares of beneficial interest of the Acquiring Fund, par value of $0.001 per share (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of Liabilities (as defined in paragraph 1.3) of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund as part of the complete liquidation of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

WHEREAS, the Acquiring Fund and the Acquired Fund are each registered closed-end management investment companies, and the Acquired Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest; and

WHEREAS, both the Acquired Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest; and

WHEREAS, the Board of Trustees of the Acquiring Fund and the Board of Trustees of the Acquired Fund have authorized and approved the Reorganization; and

WHEREAS, each of the Seller and the Purchaser have entered into a purchase agreement (the “Purchase Agreement”) pursuant to which Purchaser agreed to acquire, and Seller agreed to sell, certain assets relating to the Seller’s business with respect to the Acquired Fund; and

WHEREAS, it is intended that, for United States federal income tax purposes, (i) the transactions contemplated by this Agreement shall qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) that the Agreement shall constitute a “plan of reorganization” for purposes of the Code.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, intending to be legally bound hereby, the parties hereto covenant and agree as follows:

1.	THE REORGANIZATION AND FUND TRANSACTIONS

1.1.          The Reorganization. Subject to the requisite approvals and other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Effective Time (as defined in paragraph 2.4), the Acquired Fund shall assign, deliver and otherwise transfer the Assets (as defined in paragraph 1.2) of the Acquired Fund to the Acquiring Fund, and the Acquiring Fund shall assume the Liabilities (as defined in paragraph 1.3) of the Acquired Fund. In consideration of the foregoing, at the Effective Time, the Acquiring Fund shall issue Acquiring Fund Shares to the Acquired Fund. The number of Acquiring Fund Shares to be delivered shall be determined as set forth in paragraph 2.3.

1.2.         Assets of the Acquired Fund. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property that can legally be transferred whether accrued or contingent, known or unknown, including, without limitation, all cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund at the Effective Time (as defined in paragraph 2.4), books and records of the Acquired Fund, and any other property owned by the Acquired Fund at the Effective Time (collectively, the “Assets”). For the avoidance of doubt, Assets shall not include any assets or property that cannot be transferred to the Acquiring Fund pursuant to applicable law or regulation.

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1.3.         Liabilities of the Acquired Fund. The Acquired Fund will use commercially reasonable efforts to discharge all of its known liabilities and obligations prior to the Effective Time consistent with its obligation to continue its operations and to pursue its investment objective and strategies in accordance with the terms as presented in the Proxy Statement/Prospectus (as defined in paragraph 5.6) in connection with the Reorganization. The Acquiring Fund will assume all liabilities of the Acquired Fund whether accrued or contingent, known or unknown (collectively, the “Liabilities”). At and after the Effective Time, the Liabilities of the Acquired Fund shall become and be the liabilities of the Acquiring Fund and may be enforced against the Acquiring Fund to the extent as if the same had been incurred by the Acquiring Fund.

1.4.         Distribution of Acquiring Fund Shares. At the Effective Time (or as soon thereafter as is reasonably practicable), the Acquired Fund will distribute the Acquiring Fund Shares received from the Acquiring Fund pursuant to paragraph 1.1 (cash may be distributed in lieu of fractional Acquiring Fund Shares, as set forth in paragraph 2.3), pro rata to the record holders of the shares of the Acquired Fund determined as of the Effective Time (the “Acquired Fund Shareholders”) in complete liquidation of the Acquired Fund. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the then outstanding shares of beneficial interest of the Acquired Fund (the “Acquired Fund Shares”) owned by Acquired Fund Shareholders at the Effective Time other than with respect to any fractional Acquiring Fund Shares for which cash may be distributed in lieu thereof, pursuant to paragraph 2.3. All issued and outstanding shares of the Acquired Fund will be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue share certificates representing the Acquiring Fund Shares in connection with such transfer, except for any global certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the Acquiring Fund Shares.

1.5.         Recorded Ownership of Acquiring Fund Shares. Ownership by Acquired Fund Shareholders of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6.         Filing Responsibilities of Acquired Fund. Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), the exchange on which the Acquired Fund’s shares are listed, any state securities commission, any state corporate registry, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.7.         Transfer Taxes. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8.         Termination. Promptly after the distribution of Acquiring Fund Shares pursuant to paragraph 1.4, the Acquired Fund shall take, in accordance with Massachusetts law and the Investment Company Act of 1940, as amended (the “1940 Act”), all steps as may be necessary or appropriate to effect a complete deregistration, liquidation, dissolution and termination of the Acquired Fund.

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2.	VALUATION

2.1.         Net Asset Value per Acquired Fund Share. The net asset value per Acquired Fund Share shall be computed as of the Effective Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquired Fund adopted by the Acquired Fund’s Board of Trustees.

2.2.         Net Asset Value per Acquiring Fund Share. The net asset value per Acquiring Fund Share shall be computed as of the Effective Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquiring Fund adopted by the Acquiring Fund’s Board of Trustees.

2.3.         Calculation of Number of Acquiring Fund Shares. As of the Effective Time, each Acquired Fund Share outstanding immediately prior to the Effective Time shall be exchanged for Acquiring Fund Shares in an amount equal to the ratio of the net asset value per share of the Acquired Fund determined in accordance with paragraph 2.1 to the net asset value per share of the Acquiring Fund determined in accordance with paragraph 2.2. No fractional Acquiring Fund Shares will be distributed unless such shares are to be held in a Dividend Reinvestment Plan account. In the event Acquired Fund Shareholders would be entitled to receive fractional Acquiring Fund Shares, the Acquiring Fund’s transfer agent will aggregate such fractional shares and sell the resulting whole shares on the exchange on which such shares are listed for the account of all such Acquired Fund Shareholders, and each such Acquired Fund Shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional Acquiring Fund Shares, the Acquiring Fund’s transfer agent will act directly on behalf of the Acquired Fund Shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to Acquired Fund Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

2.4.         Effective Time. The Effective Time shall be the time at which the Funds calculate their net asset values as set forth in their respective valuation procedures (normally the close of regular trading on the New York Stock Exchange) on the Closing Date (as defined in paragraph 3.1) (the “Effective Time”).

3.	CLOSING

3.1.         Closing. The Reorganization, together with related acts necessary to consummate the same (“Closing”), shall occur at the principal office of the Acquiring Fund or via the electronic exchange of documents on the Closing Date (as defined in the Purchase Agreement) applicable to the Acquired Fund, or such other date or place as an officer of the Acquiring Fund and an officer of the Acquired Fund may agree in writing and after satisfaction or waiver (to the extent permitted by applicable law) of the conditions precedent to the Closing set forth in Section 6 of this Agreement (other than those conditions that by their terms are to be satisfied by actions taken at the Closing, but subject to the satisfaction or, to the extent permitted, waiver of those conditions at the Closing), immediately after the close of regular trading on the New York Stock Exchange (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time.

3.2.         Transfer and Delivery of Assets. The Acquired Fund shall direct The Bank of New York Mellon (“BNY”), as custodian for the Acquired Fund, to deliver, at the Closing, a certificate of an authorized officer stating that the Assets were delivered in proper form to the Acquiring Fund at the Effective Time. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument, if any, shall be presented by BNY, on behalf of the Acquired Fund, to State Street Bank and Trust Company (“State Street”), as custodian for the Acquiring Fund. Such presentation shall be made for examination as soon as reasonably practicable following the Effective Time and shall be transferred and delivered by the Acquired Fund as soon as reasonably practicable following the Effective Time for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. BNY, on behalf of the Acquired Fund, shall deliver to State Street, as custodian of the Acquiring Fund, as of the Effective Time by book entry, in accordance with the customary practices of BNY and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, in which the Assets are deposited, the Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds at the Effective Time or by such other manner as State Street, as custodian of the Acquiring Fund, deems appropriate.

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3.3.         Share Records. The Acquired Fund shall direct Computershare Inc., in its capacity as transfer agent for the Acquired Fund (the “Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each such Acquired Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Acquired Fund a confirmation evidencing that the Transfer Agent has been instructed to credit an appropriate number of Acquiring Fund Shares to the Acquired Fund as of the Effective Time, or provide other evidence satisfactory to the Acquired Fund as of the Effective Time that such Acquiring Fund Shares will be credited to the Acquired Fund’s accounts on the books of the Acquiring Fund.

3.4.         Postponement of Effective Time. In the event that at the Effective Time, the primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (the “Market”) shall be closed to trading or trading thereupon shall be restricted, or trading or the reporting of trading on such Market or elsewhere shall be disrupted so that, in the mutual judgment of the Boards of Trustees or officers of the Acquired Fund and the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund, respectively, is impracticable, the Effective Time shall be postponed until the first business day, or other mutually agreed business day, after the day when trading shall have been fully resumed and reporting shall have been restored.

3.5.         Failure To Deliver Assets. If the Acquired Fund is unable to make delivery pursuant to paragraph 3.2 to the custodian for the Acquiring Fund of any of the Assets of the Acquired Fund for the reason that any of such Assets have not yet been delivered to it by the Acquired Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Acquired Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or its custodian, including brokers’ confirmation slips, and shall use its reasonable best efforts to deliver any such Assets to the custodian as soon as reasonably practicable. In addition, with respect to any Asset that requires additional documentation by an Asset’s issuer or other third party in order to effect a transfer of such Asset, the Acquired Fund will identify each such asset to the Acquiring Fund on a mutually agreed upon date prior to the Closing Date and will engage with the Acquiring Fund to complete such documentation as necessary to transfer such Assets to the Acquiring Fund’s custodian as soon as reasonably practicable.

4.	REPRESENTATIONS AND WARRANTIES

4.1.         Representations and Warranties of the Acquired Fund. Except as has been fully disclosed to the Acquiring Fund as of the date hereof in a written instrument executed by an officer of the Acquired Fund, the Acquired Fund represents and warrants to the Acquiring Fund as follows:

(a)           The Acquired Fund is a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts with power under its Declaration of Trust and Amended and Restated By-Laws, each as amended from time-to-time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b)           The Acquired Fund is registered with the Commission as a closed-end management investment company under the 1940 Act, and the Acquired Fund Shares have been registered under the Securities Act of 1933, as amended (the “1933 Act”).

(c)           At the Effective Time, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances except as otherwise disclosed to the Acquiring Fund, and upon delivery and payment for such Assets, the Acquiring Fund will acquire all rights of the Acquired Fund thereto, subject to no restrictions on the full transfer thereof other than such restrictions as might arise under the 1933 Act or as otherwise disclosed to the Acquiring Fund.

(d)           No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and such as may be required under state securities laws.

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(e)           The shareholder reports, marketing and other related materials of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used for a period of six (6) years prior to the date of this Agreement conform or conformed at the time of their use in all material respects to the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not or did not at the time of their use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(f)            The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in: (i) a violation of federal securities laws (including the 1940 Act) or of Massachusetts law in any material respect or a material violation of its Declaration of Trust and Amended and Restated By-Laws, each as amended from time-to-time, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound.

(g)           All material contracts or other commitments of the Acquired Fund (other than this Agreement and investment contracts, including options, futures, forward contracts and other similar instruments) will terminate without liability or obligation to the Acquired Fund on or prior to the Effective Time.

(h)           Except as otherwise disclosed to and accepted by the Acquiring Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquired Fund’s knowledge, threatened against the Acquired Fund or any of the Acquired Fund’s properties or assets that, if adversely determined, is reasonably likely to materially and adversely affect the Acquired Fund’s financial condition or the conduct of its business. The Acquired Fund knows of no facts which are reasonably likely to form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions herein contemplated.

(i)            The financial statements and financial highlights of the Acquired Fund at [December 31, 2023], have been audited by Deloitte & Touche LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”), and such statements present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on the statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(j)            Since [December 31, 2023], there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness, except as otherwise disclosed to the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund’s liabilities, or the redemption of the Acquired Fund’s shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

(k)           At the Effective Time, all material Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and no such return is currently under audit, and no assessment has been asserted, in writing, with respect to such returns.

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(l)            The Acquired Fund has not taken any action and does not know of any fact or circumstance that could reasonably be expected to prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

(m)           The Acquired Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Code. For each taxable year since its commencement of operations (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 et seq. of the Code and has been eligible to and has computed its federal income tax under Section 852 of the Code in respect of each taxable year since its commencement of operations (including the taxable year ending on the Closing Date) and expects to continue to meet such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for, nor is now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code. There is no other material tax liability (including any foreign, state or local tax liability) of the Acquired Fund except as set forth and accrued on the Acquired Fund’s books. The Acquired Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. The Acquired Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder.

(n)           The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest. To the knowledge of its officers, the Acquired Fund has complied with the requirements for collection and maintenance of Forms W-9 and/or Forms W-8 and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld and is not liable for any penalties which could be imposed thereunder. The Acquired Fund is not under audit by any federal, state or local taxing authority, and there are no actual or proposed tax deficiencies with respect to the Acquired Fund that have been presented to the Acquired Fund in writing.

(o)           All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund’s shares.

(p)           The execution, delivery and performance of this Agreement have been duly authorized by all necessary action, if any, on the part of the Trustees of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(q)           The Proxy Statement/Prospectus (as defined in paragraph 5.6), insofar as it relates to information provided by the Acquired Fund for the use therein, will, as of the effective time of the Acquiring Fund’s registration statement on Form N-14 (the “Registration Statement”) in which it is included and any time prior to the Effective Time: (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder; provided, however, that the representations and warranties of this subparagraph (q) shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein.

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4.2.         Representations and Warranties of the Acquiring Fund. Except as has been fully disclosed to the Acquired Fund as of the date hereof in a written instrument executed by an officer of the Acquiring Fund, Acquiring Fund represents and warrants to the Acquired Fund as follows:

(a)           The Acquiring Fund is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-Laws, each as amended from time-to-time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b)           The Acquiring Fund is registered with the Commission as a closed-end management investment company under the 1940 Act, and the Acquiring Fund Shares have been registered under the 1933 Act.

(c)           The Acquiring Fund has not taken any action and does not know of any fact or circumstance that could reasonably be expected to prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

(d)           At the Effective Time, all material Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and no such return is currently under audit, and no assessment has been asserted, in writing, with respect to such returns.

(e)           The Acquiring Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Code. For each taxable year since its commencement of operations (including the period through the Closing Date), the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 et seq. of the Code and has been eligible to and has computed its federal income tax under Section 852 of the Code and expects to continue to meet such requirements at all times through the Closing Date. The Acquiring Fund has not at any time since its inception been liable for, nor is now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code. There is no other material tax liability (including any foreign, state or local tax liability) of the Acquiring Fund except as set forth and accrued on the Acquiring Fund’s books. The Acquiring Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. The Acquiring Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder.

(f)            The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its common shares of beneficial interest. To the actual knowledge of its officers, the Acquiring Fund has complied with the requirements for collection and maintenance of Forms W-9 and/or Forms W-8 and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld and is not liable for any penalties which could be imposed thereunder. The Acquiring Fund is not under audit by any federal, state or local taxing authority, and there are no actual or proposed tax deficiencies with respect to the Acquiring Fund that have been presented to the Acquiring Fund in writing.

(g)           No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws.

(h)           The shareholder reports, marketing and other related materials of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conform or conformed at the time of their use in all material respects to the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not or did not at the time of their use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

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(i)            The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in: (i) a violation of federal securities laws (including the 1940 Act) or of Delaware law in any material respect or a material violation of its Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-Laws, each as amended from time-to-time, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound.

(j)            Except as otherwise disclosed to and accepted by the Acquired Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund or any of the Acquiring Fund’s properties or assets that, if adversely determined, is reasonably likely to materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. The Acquiring Fund knows of no facts which are reasonably likely to form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(k)           The Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets, and Schedule of Investments of the Acquiring Fund at [October 31, 2023], have been audited by KPMG LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(l)            Since [October 31, 2023], there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness, except as otherwise disclosed to the Acquired Fund. For the purposes of this subparagraph (l), a decline in net asset value per share of Acquiring Fund shares due to declines in market values of securities held by the Acquiring Fund, the discharge of the Acquiring Fund’s liabilities, or the redemption of the Acquiring Fund’s shares by shareholders of the Acquiring Fund shall not constitute a material adverse change.

(m)           The execution, delivery and performance of this Agreement have been duly authorized by all necessary action, if any, on the part of the Trustees of the Acquiring Fund, and, subject to the approval of the shareholders of the Acquiring Fund of the issuance of Acquiring Fund shares, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(n)           The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Effective Time have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, will be fully paid and non-assessable by the Acquiring Fund and will have been issued in every jurisdiction in compliance in all material respects with applicable registration requirements and applicable securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquiring Fund, nor is there outstanding any security convertible into any of the Acquiring Fund’s shares.

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(o)           The Proxy Statement/Prospectus (as defined in paragraph 5.6), insofar as it relates to the Acquiring Fund, will, as of the effective time of the Registration Statement in which it is included and any time prior to the Effective Time: (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder; provided, however, that the representations and warranties of this subparagraph (o) shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein.

5.	COVENANTS AND AGREEMENTS

5.1.         Conduct of Business. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course consistent with prior practice between the date hereof and the Effective Time, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable. Notwithstanding the forgoing, the Acquired Fund will manage its portfolio with the same approximate level of trading, turnover and leverage consistent with past practice, except as set forth in the Proxy Statement/Prospectus or to the extent agreed in advance with the Acquiring Fund.

5.2.         No Distribution of Acquiring Fund Shares. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3.         Information. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.4.         Other Necessary Action. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5.         Shareholder Meeting. The Acquired Fund has called or will call a meeting of its shareholders to consider and act upon this Agreement and to take such other action under applicable federal and state law to obtain approval of the transactions contemplated herein. The Acquiring Fund has called or will call a meeting of its shareholders to consider and act upon and to take such other action under applicable federal and state law to obtain approval of the issuance of Acquiring Fund shares in connection with the Reorganization.

5.6.         Proxy Statement/Prospectus. The Acquired Fund has provided the Acquiring Fund with information regarding the Acquired Fund, and the Acquiring Fund has provided the Acquired Fund with information regarding the Acquiring Fund, reasonably necessary for the preparation by the Acquiring Fund of a Proxy Statement/Prospectus to be included in the Registration Statement (the “Proxy Statement/Prospectus”) in compliance with the 1933 Act, the 1934 Act and the 1940 Act. If at any time prior to the Closing, the Acquired Fund or the Acquiring Fund becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item will notify the other party and the parties will cooperate in promptly preparing, filing and clearing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

5.7.         Liquidating Distribution. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

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5.8.         Efforts. The Acquiring Fund and the Acquired Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Article 6 to effect the transactions contemplated by this Agreement as promptly as reasonably practicable; provided, that neither the Acquiring Fund nor the Acquired Fund shall be obligated to waive any condition precedent.

5.9.         Other Instruments. Each of the Acquired Fund and the Acquiring Fund covenants that it will, from time-to-time, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm: (a) to the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) to the Acquiring Fund, title to and possession of all the Assets and assumption of the Liabilities assumed hereunder and otherwise to carry out the intent and purpose of this Agreement.

5.10.       Regulatory Approvals. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Effective Time.

5.11.       Final Tax Distribution. To the extent necessary to avoid entity-level income or excise tax, the Acquired Fund will declare one or more dividends payable prior to the time of Closing to its shareholders.

5.12.       Section 15(f). The Acquiring Fund and Purchaser shall from and after the Effective Time comply in all material respects with Section 15(f) of the 1940 Act and any rules and regulations of the Commission thereunder.

5.13.       Fee Limitation. The Purchaser covenants that it will limit “Other Expenses” of the Acquiring Fund (excluding any interest, taxes, brokerage fees, short sale dividend and interest expenses and non-routine expenses) as a percentage of net assets attributable to common shares of the Acquiring Fund to 0.25% per annum of the Acquiring Fund’s average daily net assets for twelve months following the Closing and then 0.35% until June 30, 2025.

5.14.       Supplemental Listing Application. The Acquiring Fund shall file a Supplemental Listing Application with the New York Stock Exchange for the authorization of the listing of the number of additional Acquiring Fund Shares to be exchanged in the Reorganization as set forth in Section 1.4 of this Agreement.

6.	CONDITIONS PRECEDENT

6.1.         Conditions Precedent to Obligations of Acquired Fund. The obligations of the Acquired Fund to complete the transactions provided for herein shall be subject, at the Acquired Fund’s election, to the following conditions:

(a)           All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)           The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Effective Time, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

(c)           The Acquiring Fund shall have performed in all material respects all of the covenants and complied in all material respects with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund, on or before the Effective Time.

(d)           The Acquired Fund and the Acquiring Fund shall have agreed on the number of Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

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(e)           The Acquired Fund shall have received on the Closing Date the opinion of Dechert LLP, counsel to the Acquiring Fund (which may reasonably rely as to matters governed by the laws of the State of Delaware on an opinion of Delaware counsel and/or certificates of officers or Trustees of the Acquiring Fund) dated as of the Closing Date, covering the following points:

(i)            The Acquiring Fund is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business including as a registered investment company, and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted;

(ii)           The Agreement has been duly authorized, executed and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by the Acquired Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(iii)          The Acquiring Fund Shares to be issued to the Acquired Fund Shareholders as provided by this Agreement are duly authorized, upon such delivery will be validly issued and outstanding, and are fully paid and non-assessable by the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof;

(iv)          The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquiring Fund’s Amended and Restated Agreement and Declaration of Trust or its Amended and Restated By-Laws, each as amended from time-to-time, or a material violation of any provision of any agreement (known to such counsel) to which the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement not disclosed to the Acquired Fund, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

(v)           To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required to be obtained by the Acquiring Fund in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities or blue sky laws (other than those of the State of Delaware);

(vi)          The Acquiring Fund is a registered investment company classified as a management company of the closed-end type under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

(vii)         To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

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6.2.         Conditions Precedent to Obligations of Acquiring Fund. The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the following conditions:

(a)           All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)           The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Effective Time, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

(c)           The Acquired Fund shall have performed in all material respects all of the covenants and complied in all material respects with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund, on or before the Effective Time.

(d)           The Acquired Fund and the Acquiring Fund shall have agreed on the number of Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(e)           The Acquiring Fund shall have received on the Closing Date the opinion of Chapman and Cutler LLP, counsel to the Acquired Fund (which may reasonably rely as to matters governed by the laws of the Commonwealth of Massachusetts on an opinion of Massachusetts counsel and/or certificates of officers of the Acquired Fund) dated as of the Closing Date, covering the following points:

(i)            The Acquired Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as so described in the Proxy Statement/Prospectus, including as a registered investment company, and the Acquired Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and as so described in the Proxy Statement/Prospectus;

(ii)           The Agreement has been duly authorized, executed and delivered by the Acquired Fund and, assuming due authorization, execution and delivery of the Agreement by the Acquiring Fund is a valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(iii)          The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquired Fund’s Declaration of Trust or its Amended and Restated By-Laws, each as amended from time-to-time, or a material violation of any provision of any agreement (known to such counsel) to which the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement not disclosed to the Acquiring Fund, judgment or decree to which the Acquired Fund is a party or by which it is bound;

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(iv)          To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required to be obtained by the Acquired Fund in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities or blue sky laws;

(v)           The Acquired Fund is a registered investment company classified as a management company of the closed-end type under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(vi)          The outstanding shares of the Acquired Fund have been registered under the 1933 Act; and

(vii)         To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund or any of its properties or assets and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

6.3.         Other Conditions Precedent. If any of the conditions set forth in this paragraph 6.3 have not been satisfied on or before the Effective Time, or if the issuance of Acquiring Fund shares is not approved by shareholders of the Acquiring Fund, the Acquired Fund or the Acquiring Fund shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

(a)           The Agreement and the transactions contemplated herein shall have been approved by (i) the Board of Trustees of the Acquired Fund and (ii) the requisite shareholders of the Acquired Fund, and certified copies of the resolutions of the Board of Trustees of the Acquired Fund evidencing such approvals shall have been delivered to the Acquiring Fund.

(b)           Each of the conditions to Closing (as defined in the Purchase Agreement) set forth in Section 7 of the Purchase Agreement have been satisfied and the transactions contemplated by the Purchase Agreement will close concurrently with the Closing.

(c)           Certified copies of the resolutions evidencing the approval of the Agreement and the transactions contemplated herein by the Board of Trustees of the Acquiring Fund shall have been delivered to the Acquired Fund, and certified copies of the resolutions evidencing the approval of the Agreement and the transactions contemplated herein by the Board of Trustees of the Acquired Fund shall have been delivered to the Acquiring Fund.

(d)           The Registration Statement of the Acquiring Fund shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued.

(e)           On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

(f)            At the Effective Time, no action, suit or other proceeding shall be pending or, to the knowledge of the Acquired Fund or the Acquiring Fund, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(g)           All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the parties to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any such conditions.

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(h)           BNY shall have delivered such certificates or other documents as set forth in paragraph 3.2.

(i)            The Transfer Agent shall have delivered a certificate of its authorized officer as set forth in paragraph 3.3.

(j)            The Acquiring Fund shall have issued and delivered to the Secretary of the Acquired Fund the confirmation as set forth in paragraph 3.3.

(k)           The New York Stock Exchange shall have authorized the listing of the number of additional Acquiring Fund Shares exchanged in the Reorganization as set forth in Section 1.4 of this Agreement.

(l)            The parties hereto shall have received the opinion of the law firm of Dechert LLP (based on certain facts, assumptions and representations), addressed to the Acquiring Fund and the Acquired Fund, substantially to the effect that, for federal income tax purposes:

(i)            The transfer of the Acquired Fund’s Assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund followed by the distribution by the Acquired Fund of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares in liquidation of the Acquired Fund pursuant to and in accordance with the terms of this Agreement will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code;

(ii)           No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Fund Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund;

(iii)          No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund or upon the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares, except that the Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

(iv)          No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of the Acquired Fund Shares for Acquiring Fund Shares (except with respect to cash received in lieu of fractional shares);

(v)           The aggregate tax basis for Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by each such Acquired Fund Shareholder immediately prior to the Reorganization (reduced by any amount of tax basis allocable to fractional shares for which cash is received);

(vi)          The holding period of Acquiring Fund Shares to be received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares surrendered in exchange therefor were held (provided such Acquired Fund Shares were held as capital assets on the date of the Reorganization);

(vii)         Except for assets which may be marked to market for federal income tax purposes as a consequence of a termination of the Acquired Fund’s taxable year, the tax basis of the Acquired Fund Assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund in exchange therefor; and

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(viii)        The holding period of the Acquired Fund Assets in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund (except where the investment activities of the Acquiring Fund have the effect of reducing or eliminating such periods with respect to an Acquired Fund Asset).

(ix)           The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the provisions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the United States Treasury regulations promulgated thereunder.

Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund, may waive the conditions set forth in this paragraph 6.3(l).

7.	INDEMNIFICATION

7.1.         Indemnification by the Acquiring Fund. The Acquiring Fund, solely out of its assets and property, agrees to indemnify and hold harmless the Acquired Fund, and its Trustees, officers, employees and agents (the “Acquired Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on: (a) any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Fund or the Acquiring Fund’s Trustees, officers, employees or agents prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquired Fund Indemnified Parties.

7.2.         Indemnification by the Acquired Fund. The Acquired Fund, solely out of its assets and property, agrees to indemnify and hold harmless the Acquiring Fund, and its Trustees, officers, employees and agents (the “Acquiring Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on: (a) any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquired Fund or the Acquired Fund’s Trustees, officers, employees or agents prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquiring Fund Indemnified Parties.

7.3.         Liability of the Acquired Fund. The parties understand and agree that the obligations of the Acquired Fund under this Agreement shall not be binding upon any Trustee, shareholder, nominee, officer, agent or employee of or adviser to the Acquired Fund personally, but bind only the Acquired Fund’s property. Moreover, all persons shall look only to the assets of the Acquired Fund to satisfy the obligations of the Acquired Fund hereunder. The parties represent that they each have notice of the provisions of the Declaration of Trust of the Acquired Fund, which is on file with the Secretary of the Commonwealth of Massachusetts, disclaiming such shareholder and Trustee liability for acts or obligations of the Acquired Fund.

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7.4.         Liability of the Acquiring Fund. The parties understand and agree that the obligations of the Acquiring Fund under this Agreement shall not be binding upon any Trustee, shareholder, nominee, officer, agent or employee of or adviser to the Acquiring Fund personally, but bind only the Acquiring Fund’s property. Moreover, all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. The parties represent that they each have notice of the provisions of the Amended and Restated Agreement and Declaration of Trust of the Acquiring Fund disclaiming such shareholder and Trustee liability for acts or obligations of the Acquiring Fund.

7.5.         Remedies Exclusive. From and after the Closing Date, except in the case of fraud, the remedies provided for in this Section 7 shall constitute the sole and exclusive remedies for any claims made for breach of this Agreement. Each party hereby waives any provision of applicable law to the extent that it would limit or restrict this paragraph 7.5.

8.	BROKERAGE FEES AND EXPENSES

8.1.         No Broker or Finder Fees. The Acquiring Fund and the Acquired Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein,

8.2.         Expenses of Reorganization. All fees and expenses incurred directly in connection with the consummation of the Reorganization and the transactions contemplated by this Agreement will be borne by the Purchaser and the Seller as agreed between them, without regard to whether the Reorganization is consummated, as set forth in the Purchase Agreement or otherwise agreed in writing. Notwithstanding the foregoing, to the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases made in connection with the Reorganization, these will be borne by the Acquired Fund with respect to the portfolio transitioning conducted before the Reorganization and borne by the Acquiring Fund with respect to the portfolio transitioning conducted after the Reorganization.

9.	AMENDMENTS AND TERMINATION

9.1.         Amendments. This Agreement may be amended, modified or supplemented in a signed writing in such manner as may be deemed necessary or advisable by the authorized officers of each party, on behalf of either the Acquired Fund and the Acquiring Fund, subject to the authorization of each such Fund’s Board of Trustees; provided, however, that following a meeting of the shareholders of the Acquired Fund called by the Board of Trustees of the Acquired Fund pursuant to paragraph 5.5 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of the shareholders of the Acquired Fund without the approval of the Board of Trustees of the Acquired Fund and the Board of Trustees of the Acquiring Fund and the Acquired Fund Shareholders and, further provided, that the officers of the Acquired Fund and the Acquiring Fund may change the Effective Time and Closing Date through an agreement in writing without additional specific authorization by their respective Board of Trustees.

9.2.         Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by mutual agreement of the parties, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of the Board of Trustees of the Acquiring Fund and the Board of Trustees of the Acquired Fund, make proceeding with the Agreement inadvisable. In addition, either the Acquiring Fund or the Acquired Fund may at its option terminate this Agreement at or before the Closing Date due to: a breach by the other of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days after being provided notice by the non-breaching party, or the failure of a condition set forth in paragraphs 6.1, 6.2 or 6.3, if it reasonably appears that the condition will not or cannot be met, unless such condition is waived by the applicable party or parties (if applicable). Notwithstanding the foregoing, if Purchaser validly terminates the Purchase Agreement, the Acquiring Fund shall be entitled to terminate this Agreement by providing written notice to the Acquired Fund, and if Seller validly terminates the Purchase Agreement, the Acquired Fund shall be entitled to terminate this Agreement by providing written notice to the Acquiring Fund. In the event of any such termination, in the absence of willful default or breach, there shall be no liability for damages on the part of any of the Acquiring Fund, the Acquired Fund or their respective Trustees or officers, to the other party or its Trustees or officers.

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10.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed as follows:

If to the Acquired Fund:

First Trust/abrdn Global Opportunity Income Fund

120 East Liberty Drive, Suite 400

Wheaton, IL 60187
Attention: W. Scott Jardine, Esq.

With copies (which shall not constitute notice) to:

Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606
Attention: Jonathan A. Koff, Esq.

If to the Acquiring Fund:

abrdn Income Credit Strategies Fund
1900 Market Street, Suite 200

Philadelphia, PA 19103
Attention: Lucia Sitar, Esq.

With copies (which shall not constitute notice) to:

abrdn Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

Attn: Legal Department / Alan Goodson / Lucia Sitar / Katherine Corey / Benjamin Brust

Dechert LLP
1900 K Street NW
Washington, D.C. 20006
Attention: Thomas C. Bogle, Esq. and William J. Bielefeld, Esq.

11.	PUBLICITY AND CONFIDENTIALITY

11.1.       Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the Acquired Fund, the Acquiring Fund, Purchaser and Seller mutually shall agree, provided that nothing herein shall prevent either party from making such public announcements as may be required by law, in which case the party issuing such statement or communication shall advise the other party prior to such issuance.

11.2.       The Acquired Fund, Acquiring Fund, Purchaser and Seller (for purposes of the paragraph 11.2, the “Protected Persons”) will hold, and will cause their board members, officers, employees, representatives, agents and affiliates to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, all non-public, confidential or proprietary information obtained from the other Protected Persons in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) if it was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

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11.3.       In the event of a termination of this Agreement, the Acquiring Fund, the Acquired Fund Purchaser and Seller agree that they along with their board members, employees, representative agents and affiliates shall, and shall cause their affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all non-public, confidential or proprietary information relating to the other Protected Persons and their affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

12.	MISCELLANEOUS

12.1.       Entire Agreement. The parties agree that neither party has made any representation, warranty or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

12.2.       Survival. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith, and the obligations with respect to indemnification of the Acquired Fund and Acquiring Fund contained in paragraphs 7.1 and 7.2, shall survive the Closing.

12.3.       Headings. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

12.4.       Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

12.5.       Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

12.6.       Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

12.7.       Waiver. At any time before the Closing Date, any of the terms or conditions of this Agreement may be waived by either the Acquired Fund Board or the Acquiring Fund Board (whichever is entitled to the benefit thereof), if, in the judgment of such board after consultation with fund counsel, such action or waiver will not have a material adverse effect on the benefits intended in this Agreement to the shareholders of their respective fund, on behalf of which such action is taken.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

FIRST TRUST/ABRDN GLOBAL OPPORTUNITY INCOME FUND	ABRDN INCOME CREDIT STRATEGIES FUND

By:	By:
Name:	Name:
Title:	Title:

FIRST TRUST ADVISORS L.P. agrees to the provisions of paragraphs 8.2, 11.1, 11.2 and 11.3 herein:	ABRDN INC. agrees to the provisions of paragraphs 5.12, 5.13, 8.2, 11.1, 11.2 and 11.3 herein:

By:	By:
Name:	Name:
Title:	Title:

A-38

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE] FIRST TRUST/abrdn GLOBAL OPPORTUNITY INCOME FUND PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 22, 2024 The undersigned holder of shares of the First Trust/abrdn Global Opportunity Income Fund (“FAM” or the “Fund”), a Massachusetts business trust, hereby appoints W. Scott Jardine, Kristi A. Maher, James M. Dykas, Derek Maltbie and Erin E. Klassman or any one of them, as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders (the “Meeting”) which is expected to be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, IL 60187, on February 22, 2024, at 12:30 p.m. Central time, and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement/Prospectus dated [December 11], 2023 (the “Proxy Statement/Prospectus”), and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any other adjournments or postponements thereof not set forth in the Proposal for the Fund (set forth on the reverse side of this proxy card) (including, but not limited to, any questions as to adjournments or postponements of the Meeting). A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given. This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Fund’s Proposal set forth on the reverse side of this proxy card. This proxy is solicited on behalf of the Board of Trustees, and the Proposal for the Fund (set forth on the reverse side of this proxy card) has been approved by the Board of Trustees and recommended for approval by shareholders. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the recommendation of the Board of Trustees. Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free 1-866-620- 8437. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on February 22, 2024. The proxy statement of the Fund is available at: https://www.ftportfolios.com/LoadContent/gohdcqj3gy3y 1. MAIL your signed and voted proxy back in the postage paid envelope provided 2. ONLINE at vote.proxyonline.com using your proxy control number found below 3. By PHONE when you dial toll-free 1-866- 620-8437 to reach an automated touchtone voting line 4. By PHONE with a live operator when you call toll-free 1-866-620-8437 Monday through Friday 9 a.m. to 10 p.m. Eastern time SHAREHOLDER NAME AND ADDRESS HERE PROXY VOTING OPTIONS CONTROL PLEASE CAST YOUR PROXY VOTE TODAY! NUMBER SIGN, DATE AND VOTE ON THE REVERSE SIDE PROXY CARD YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE] First Trust/abrdn Global Opportunity Income Fund IF YOU VOTE ONLINE OR BY PHONE, YOU NEED NOT RETURN THIS PROXY CARD. THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSAL SET FORTH BELOW. TO VOTE, MARK ONE CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:● THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FUND’S PROPOSAL SET FORTH BELOW. FOR AGAINST ABSTAIN 1. To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of FAM to abrdn Income Credit Strategies Fund (the “Acquiring Fund”) in exchange solely for newly issued common shares of beneficial interest of the Acquiring Fund (although cash may be distributed in lieu of fractional shares of the Acquiring Fund) and the assumption by the Acquiring Fund of all liabilities of FAM and the distribution of common shares of beneficial interest of the Acquiring Fund to the shareholders of FAM and complete liquidation of FAM ○ ○ ○ THANK YOU FOR VOTING YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement of the Fund. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. _______________________________________________________________ SIGNATURE (AND TITLE IF APPLICABLE) DATE _______________________________________________________________ SIGNATURE (IF HELD JOINTLY) DATE PROXY CARD

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE] FIRST TRUST HIGH INCOME LONG/SHORT FUND PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 22, 2024 The undersigned holder of shares of the First Trust High Income Long/Short Fund (“FSD” or the “Fund”), a Massachusetts business trust, hereby appoints W. Scott Jardine, Kristi A. Maher, James M. Dykas, Derek Maltbie and Erin E. Klassman or any one of them, as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders (the “Meeting”) which is expected to be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, IL 60187, on February 22, 2024, at 12:30 p.m. Central time, and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement/Prospectus dated [December 11], 2023 (the “Proxy Statement/Prospectus”), and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any other adjournments or postponements thereof not set forth in the Proposal for the Fund (set forth on the reverse side of this proxy card) (including, but not limited to, any questions as to adjournments or postponements of the Meeting). A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given. This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Fund’s Proposal set forth on the reverse side of this proxy card. This proxy is solicited on behalf of the Board of Trustees, and the Proposal for the Fund (set forth on the reverse side of this proxy card) has been approved by the Board of Trustees and recommended for approval by shareholders. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the recommendation of the Board of Trustees. Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free 1-866-620- 8437. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on February 22, 2024. The proxy statement of the Fund is available at: https://www.ftportfolios.com/LoadContent/gohdcqj3gy3y 1. MAIL your signed and voted proxy back in the postage paid envelope provided 2. ONLINE at vote.proxyonline.com using your proxy control number found below 3. By PHONE when you dial toll-free 1-866- 620-8437 to reach an automated touchtone voting line 4. By PHONE with a live operator when you call toll-free 1-866-620-8437 Monday through Friday 9 a.m. to 10 p.m. Eastern time SHAREHOLDER NAME AND ADDRESS HERE PROXY VOTING OPTIONS CONTROL PLEASE CAST YOUR PROXY VOTE TODAY! NUMBER SIGN, DATE AND VOTE ON THE REVERSE SIDE PROXY CARD YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE] First Trust High Income Long/Short Fund IF YOU VOTE ONLINE OR BY PHONE, YOU NEED NOT RETURN THIS PROXY CARD. THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSAL SET FORTH BELOW. TO VOTE, MARK ONE CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:● THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FUND’S PROPOSAL SET FORTH BELOW. FOR AGAINST ABSTAIN 1. To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of FSD to abrdn Income Credit Strategies Fund (the “Acquiring Fund”) in exchange solely for newly issued common shares of beneficial interest of the Acquiring Fund (although cash may be distributed in lieu of fractional shares of the Acquiring Fund) and the assumption by the Acquiring Fund of all liabilities of FSD and the distribution of common shares of beneficial interest of the Acquiring Fund to the shareholders of FSD and complete liquidation of FSD ○ ○ ○ THANK YOU FOR VOTING YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement of the Fund. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. _______________________________________________________________ SIGNATURE (AND TITLE IF APPLICABLE) DATE _______________________________________________________________ SIGNATURE (IF HELD JOINTLY) DATE PROXY CARD

The information in this Statement of Additional Information is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion

December 12, 2023

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATION OF

FIRST TRUST HIGH INCOME LONG/SHORT FUND

AND

FIRST TRUST/ABRDN GLOBAL OPPORTUNITY INCOME FUND

WITH AND INTO

ABRDN INCOME CREDIT STRATEGIES FUND

[ ], 2023

This Statement of Additional Information (“SAI”) is available to shareholders of abrdn Income Credit Strategies Fund (the “Fund”) and First Trust High Income Long/Short Fund (“FSD”) and First Trust/Abrdn Global Opportunity Income Fund (“FAM” and, each an “Acquired Fund” and, collectively, the “Acquired Funds”) in connection with the proposed reorganization of each Acquired Fund into the Fund. With respect to each reorganization, the Agreement and Plan of Reorganization provides for: (1) the transfer of all of the assets of the Acquired Fund to the Fund, in exchange solely for shares of the Fund (although cash may be distributed in lieu of fractional shares); (2) the assumption by the Fund of all liabilities of the Acquired Fund; (3) the distribution of common shares of the Fund to the shareholders of the Acquired Fund; and (4) the complete liquidation of the Acquired Fund (each a “Reorganization” and, collectively, the “Reorganizations”). The Fund as it would exist after the Reorganization is referred to as the “Combined Fund.”

This SAI is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated [ ], 2023, and filed on Form N-14 with the Securities and Exchange Commission (“SEC”) relating to the proposed Reorganization (the “Proxy Statement/Prospectus”). A copy of the Proxy Statement/Prospectus and other information may be obtained without charge by writing to the Fund c/o abrdn Inc., 1900 Market Street, Suite 200, Philadelphia, PA 19103, by calling 1-800-522-5465. You may also obtain a copy of the Proxy Statement/Prospectus on the website of the SEC (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings assigned to them in the Proxy Statement/Prospectus.

TABLE OF CONTENTS

General	3
Investment Objectives, Policies And Risks of the Fund	3
Investment Restrictions of the Fund	12
Management of the Fund	14
Portfolio transactions and brokerage allocation	24
Repurchase of Common Shares	27
Tax matters	28
Proxy voting policy and proxy voting record	33
Incorporation by reference	34
Financial statements and supplemental financial information	35
Legal counsel	35
Additional information	36
Appendix A—Description of securities ratings	A-1
Appendix B—Proxy voting guidelines	B-1

General

Prior to June 30, 2022, abrdn Income Credit Strategies Fund was known as Aberdeen Income Credit Strategies Fund.

Investment Objectives, Policies And Risks of the Fund

The following information supplements the information contained in the Proxy Statement/Prospectus concerning the investment objectives and policies of the Fund. The investment policies described below, except as set forth under “Investment Restrictions” or as otherwise noted, are not fundamental policies and may be changed by the Fund’s Board of Trustees (each, a “Board” or the “Board”), without the approval of shareholders.

The following information supplements the discussion of the Fund’s investment objectives, principal investment strategies and principal risks that appears in the Proxy Statement/Prospectus and does not, by itself, present a complete or accurate explanation of the matters disclosed. Readers must refer also to the Proxy Statement/Prospectus for a complete presentation of the matters disclosed below. The following is not meant to be an exclusive list of all the securities and instruments in which the Fund may invest or investment strategies in which it may engage, and the Fund may invest in instruments and securities and engage in strategies other than those listed below.

Senior Loans

The Senior Loan Process

Senior secure floating rate and fixed rate loans (“Senior Loans”) are generally negotiated between a borrower and several lenders represented by one or more lenders acting as agent of all the lenders. The agent is responsible for negotiating the loan agreement that establishes the terms and conditions of the Senior Loan and the rights of the borrower and the lenders. In addition, an institution, typically but not always the agent, holds any collateral on behalf of the lenders. The agent is paid a fee by the borrower for its services.

The agent generally is required to administer and manage the Senior Loan on behalf of other lenders. When evaluating Senior Loans, they may consider, and may rely in part on, analysis performed by the agent and other lenders. This analysis may include an evaluation of the value and sufficiency of collateral securing the Senior Loans. If the agent is also acting as collateral agent, it will be required to monitor the collateral. The agent may rely on independent appraisals of specific collateral. The agent need not, however, obtain an independent appraisal of assets pledged as collateral in all cases. The agent generally is also responsible for determining that the lenders have obtained a perfected security interest in the collateral securing a Senior Loan.

The Fund normally relies on the agent to collect principal of and interest on a Senior Loan. Furthermore, the Fund also relies in part on the agent to monitor compliance by the borrower with the restrictive covenants in the loan agreement and to notify the lenders, to the extent the agent becomes aware or receives notice thereof, of any adverse change in the borrower’s financial condition. The Fund will not purchase interests in Senior Loans unless the agent, lender and any other person positioned between the Fund and the borrower has entered into an agreement that provides for the holding of assets in safekeeping for, or the prompt disbursement of assets to, the Fund. Insolvency of the agent or other persons positioned between the Fund and the borrower could result in losses for the Fund.

The Fund may be required to pay and may receive various fees in connection with purchasing, selling and holding of interests in Senior Loans. The fees normally paid by borrowers include three primary types: structuring fees, commitment fees and prepayment penalties. Structuring fees are paid to lenders when a Senior Loan is originated. Commitment fees are paid to lenders on an ongoing basis based on the unused portion of a Senior Loan commitment. Prepayment penalties are fees paid to lenders when a borrower prepays a Senior Loan under certain circumstances set forth in the loan process. If the Fund acts as a lender originating a Senior Loan (an “original lender”), it will receive these fees directly from the borrower. If the Fund subsequently becomes a lender through an assignment or novation (an “Assignment”), it will receive any commitment fees and prepayment penalties directly from the borrower. Whether the Fund receives a facility fee in the case of an Assignment, or any fees in the case of an investment in a Senior Loan through a participation (a “Participation”), depends on negotiations between the Fund and the lender selling such interests. When the Fund buys a loan through an Assignment, it may be required to pay a fee to the lender selling the loan, or to forgo a portion of interest and fees payable to the Fund. Occasionally, the assignor pays a fee to the assignee. A person selling a Participation to the Fund may deduct a portion of the interest and any fees payable to the Fund as an administrative fee. The Fund may be required to pass along to a person that buys a Senior Loan from the Fund a portion of any fees that the Fund is entitled to receive.

The Fund may have obligations under a loan agreement, including the obligation to make additional loans in certain circumstances. The Fund intends to reserve against such contingent obligations by segregating cash and/or liquid securities.

3

Types of Senior Loan Investments

The Fund may act as an original lender originating a Senior Loan, may purchase Senior Loans through Assignments and may invest in Senior Loans through Participations.

Original Lender. When the Fund acts as an original lender, it may participate in structuring the Senior Loan. When the Fund is an original lender, it will have a direct contractual relationship with the borrower, may enforce compliance of the borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. Lenders typically also have full voting and consent rights under loan agreements. Certain actions of the borrower typically requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount of interest on or principal of a Senior Loan, releasing collateral, changing the maturity of a Senior Loan or a change in control of the borrower, frequently require the unanimous vote or consent of all lenders affected. The Fund intends never to act as the agent or principal negotiator or administrator of a Senior Loan, except to the extent it might be considered to be the principal negotiator of a loan negotiated by the Advisers for the Fund and/or one or more other registered investment companies managed by the Adviser.

The Fund will not act as an original lender for a loan if, after making such loan, loans originated by the Fund would exceed 5% of the Fund’s Managed Assets. The Fund will generally only act as an original lender for a loan if, among other things, in the Advisers’ judgment, the borrower can make timely payments on its loans and satisfy other credit standards established by the Advisers. The Advisers rely primarily on their own evaluation of the credit quality of such a borrower. As a result, the Fund is particularly dependent on the analytical abilities of the Advisers. The Fund will not originate a loan (i) to a borrower that is a portfolio company controlled by a fund managed by the Advisers or their affiliates or (ii) where a fund or account managed by the Advisers or their affiliates is the agent, principal negotiator or administrator of the loan, except to the extent that the Advisers or another registered investment company managed by the Advisers might be considered to be the principal negotiator of a loan it negotiates for the Fund and/or one or more other registered investment companies managed by the Advisers.

Assignment. The purchaser of a loan through an Assignment typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement. Assignments may, however, be arranged through private negotiations, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning lender.

Participations. When the Fund purchases an interest in a loan through a Participation, the Fund will usually have a contractual relationship only with the lender selling the Participation and not with the borrower. The Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of such payments from the borrower. As a result, the Fund may assume the credit risk of both the borrower and the lender selling the Participation. In the event of insolvency of the lender selling a Participation, the Fund may be treated as a general creditor of the lender.

The Fund generally will not have the right to enforce compliance by the borrower with the loan agreement, nor rights to any funds acquired by other lenders through set-off against the borrower. In addition, when the Fund holds a Participation in a Senior Loan, it may not have the right to vote on whether to waive enforcement of any restrictive covenant breached by a borrower. Lenders voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Fund and may not consider the interests of the Fund. The Fund may not benefit directly from the collateral supporting a Senior Loan in which it has purchased the Participation, although lenders that sell Participations generally are required to distribute liquidation proceeds received by them pro rata among the holders of such Participations.

Lower Grade Loans and Debt

The Fund’s investments may include credit obligations with the lowest grade assigned by a nationally recognized statistical rating organization (a “NRSRO”) and unrated credit obligations of comparable quality. Appendix A to this SAI contains further information about the rating categories of NRSROs and their significance. Credit obligations assigned the lowest grade ratings include those of companies that are in default or are in bankruptcy or reorganization. Credit obligations of such companies are regarded by the NRSROs as having extremely poor prospects of ever attaining any real investment standing and are usually available at deep discounts from the face values of the instruments. A security purchased at a deep discount may currently pay a very high effective yield. In addition, if the financial condition of the company improves, the underlying value of the obligation may increase, resulting in capital appreciation. If the company defaults on its credit obligations or remains in default, or if the plan of reorganization does not provide sufficient payments for debtholders, the deep discount credit obligations may stop generating income and lose value or become worthless.

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The Advisers seek to balance the benefits of deep discount credit obligations with the risks associated with investments in such obligations. While a diversified portfolio may reduce the overall impact of a deep discount obligation that is in default or loses its value, the risk cannot be eliminated.

Few lower-grade credit obligations are listed for trading on any national securities exchange, and issuers of lower-grade credit obligations may choose not to have a rating assigned to their credit obligations by any NRSRO. As a result, the Fund’s portfolio may consist of a greater portion of unlisted or unrated credit obligations as compared with a fund that invests primarily in higher-grade credit obligations. Unrated credit obligations are usually not as attractive to as many buyers as are rated credit obligations, a factor which may make unrated credit obligations less marketable. These factors may have the effect of limiting the availability of the credit obligations for purchase by the Fund and may also limit the ability of the Fund to sell such credit obligations at their fair value either to raise cash for the repurchase of Common Shares, meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent the Fund owns or may acquire illiquid or restricted lower-grade credit obligations, these credit obligations may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

The markets for lower-grade loans and debt credit obligations may be less liquid than the markets for higher-grade credit obligations. Liquidity relates to the ability to sell an obligation in a timely manner at a price which reflects the value of that obligation. To the extent that there is no established retail market for some of the lower-grade securities in which the Fund may invest, trading in such securities may be relatively inactive. Prices of lower-grade credit obligations may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer of lower-grade credit obligations generally could reduce market liquidity for such credit obligations and make their sale by the Fund more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such credit obligations and adversely affect the value of outstanding credit obligations or the ability of the issuers to repay principal and interest. Further, the Fund may have more difficulty selling such credit obligations in a timely manner and at their stated value than would be the case for credit obligations for which an established retail market does exist.

During periods of reduced market liquidity or in the absence of readily available market quotations for lower-grade or other credit obligations held in the Fund’s portfolio, the ability of the Fund to value the Fund’s investments becomes more difficult and the judgment of the Advisers may play a greater role in the valuation of the Fund’s investments due to the reduced availability of reliable objective data.

The Fund relies on the Advisers’ judgment, analysis and experience in evaluating the creditworthiness of an issuer. The amount of available information about the financial condition of certain lower-grade issuers may be less extensive than other issuers. In their analysis, the Advisers may consider the credit ratings of NRSROs in evaluating credit obligations although the Advisers do not rely primarily on these ratings. Credit ratings of NRSROs evaluate only the safety of principal and interest payments, not the market risk. In addition, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the NRSROs may fail to change such ratings in a timely fashion. A rating downgrade does not require the Fund to dispose of a security. The Advisers continuously monitor the issuers of credit obligations held in their respective managed portions of the Fund. Additionally, since most non-U.S. income credit obligations are not rated, the Fund will invest in such credit obligations based on the analysis of the Advisers without any guidance from published ratings. Because of the number of investment considerations involved in investing in lower-grade credit obligations and foreign income credit obligations, achievement of the Fund’s investment objectives may be more dependent upon the credit analysis of the Advisers than is the case with investing in higher-grade credit obligations.

New or proposed laws may have an impact on the market for lower-grade credit obligations. The Fund is unable at this time to predict what effect, if any, legislation may have on the market for lower-grade credit obligations.

Derivative Instruments

The Fund may, but is not required to, use various transactions in derivative instruments to earn income, to facilitate portfolio management and to mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or as regulatory changes occur. Although the Advisers seek to use such transactions to further the Fund’s investment objectives, no assurance can be given that the use of these transactions will achieve this result. The Fund’s activities involving derivative instruments may be limited due to the Fund’s intent to qualify under the Internal Revenue Code of 1986, as amended (the “Code”), as a regulated investment company. Regulatory developments affecting the exchange-traded and over-the-counter (“OTC”) derivatives markets may impair the Fund’s ability to manage or hedge its investment portfolio through the use of derivatives.

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Call and Put Options

The Fund may purchase and sell call or put options on securities, including U.S. Treasury and agency securities, foreign sovereign debt, mortgage-backed securities, corporate debt securities, Eurodollar instruments and foreign debt securities that are traded on U.S. and foreign securities exchanges and in the OTC markets and may also purchase related futures contracts on such securities, indices and currencies. All calls sold by the Fund must be “covered” (i.e., the Fund must own the securities or futures contract subject to the call) or, under current regulations, must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium as compensation, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument above the exercise price of the call and may require the Fund to hold a security or instrument which it might otherwise have sold. If a written call option is not covered, the Fund is exposed to the risk that it may have to purchase the underlying securities in the market upon exercise of the option (in order to deliver the securities to the option holder) at a price that is higher than the exercise price and premiums received by the Fund. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

Selling Call and Put Options

Purpose. The principal reason for selling options is to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. Such current return could be expected to fluctuate because premiums earned from an option selling program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Selling options on portfolio securities is likely to result in a higher portfolio turnover rate.

Selling Options. The purchaser of a call option pays a premium to the seller (i.e., the writer) for the right to buy the underlying security from the seller at a specified price during a certain period. The Fund would write call options only on a covered basis or for cross-hedging purposes. A call option is covered if, at all times during the option period, the Fund owns or has the right to acquire securities of the type that it would be obligated to deliver if any outstanding option were exercised. An option is for cross-hedging purposes if it is not covered by the security subject to the option, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In such circumstances, under current regulations, the Fund collateralizes the option by segregating cash and/or liquid securities in an amount at least equal to the market value of the underlying security, marked to market daily, while the option is outstanding.

The purchaser of a put option pays a premium to the seller (i.e., the writer) for the right to sell the underlying security to the writer at a specified price during a certain period. The Fund would sell put options only on a secured basis, which means that, under current regulations, at all times during the option period, the Fund would segregate cash and/or liquid securities in an amount at least equal to the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.

Closing Purchase Transactions and Offsetting Transactions. To terminate its position as a writer of a call or put option, the Fund could enter into a “closing purchase transaction,” which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously sold by the Fund. The Fund would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is less (greater) than the premium it received on the sale of the option. The Fund would also realize a gain if an option it has written lapses unexercised.

The Fund could sell options that are listed on an exchange as well as options which are privately negotiated in OTC transactions. The Fund could close out its position as a seller of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of OTC options, since they can be closed out only with the other party to the transaction. Alternatively, the Fund could purchase an offsetting option, which would not close out its position as a seller, but would provide an asset of equal value to its obligation under the option sold. If the Fund is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has sold, it will be required to maintain the securities subject to the call or the collateral securing the option until a closing purchase transaction can be entered into (or the option is exercised or expires) even though it might not be advantageous to do so.

Risks of Writing Options. By selling a call option, the Fund loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by selling a put option the Fund might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price. If a written call option is not covered, the Fund is exposed to the risk that it may have to purchase the underlying securities in the market upon exercise of the option (in order to deliver the securities to the option holder) at a price that is higher than the exercise price and premiums received by the Fund.

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Purchasing Call and Put Options

The Fund could purchase call options to protect against anticipated increases in the prices of securities it wishes to acquire. Alternatively, call options could be purchased for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Fund could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, the Fund would bear a risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

Put options may be purchased to protect against anticipated declines in the market value of either specific portfolio securities or of the Fund’s assets generally. Alternatively, put options may be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options. In any case, the purchase of options for capital appreciation would increase the Fund’s volatility by increasing the impact of changes in the market price of the underlying securities on the Fund’s NAV of the Common Shares.

OTC Options

The Fund is authorized to purchase and sell OTC options. OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreements with the Counterparty. OTC options expose the Fund to counterparty risk.

Futures Contracts

The Fund may engage in transactions involving futures contracts and options on futures contracts in accordance with the rules and interpretations of the Commodity Futures Trading Commission (the “CFTC”) under which the Adviser, with respect to the Fund, would be exempt from registration as a “commodity pool operator.” An index futures contract is an agreement pursuant to which two parties agree to take and make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at a specified time and the price at which the futures contract originally was struck. No physical delivery of the underlying securities in the index is made. An interest rate futures contract is an agreement pursuant to which a party agrees to take or make delivery of a specified debt security (such as U.S. Treasury bonds or notes) at a specified future time and at a specified price. Interest rate futures contracts also include cash settlement contracts based upon a specified interest rate (such as Secured Overnight Financing Rate (SOFR) or Sterling Overnight Interbank Average Rate (SONIA)).

Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the Fund is required to deposit an amount of cash and/or liquid securities equal to a percentage (which will normally range between 1% and 10%) of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act. This amount is known as initial margin. The nature of initial margin in futures contract transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the initial margin account, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market. At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

Futures Contract Strategies. When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is otherwise fully invested (“anticipatory hedge”). Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund’s securities (“defensive hedge”). To the extent that the Fund’s portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Fund of a market decline and, by so doing provides an alternative to the liquidation of securities positions in the Fund.

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Risks Associated with Futures Contract Transactions. There are several risks connected with the use of futures contracts. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities or index; the risk of market distortion; the risk of illiquidity; and the risk of error in anticipating price movement. There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities or other reference value upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, the Fund could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities or other reference value underlying the futures contract. Conversely, the Fund could buy or sell futures contracts in a lesser dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities or other reference value underlying the futures contracts. It is also possible that the value of futures contracts held by the Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities or index underlying the futures contract due to certain market distortions. First, all participants in the futures contract market are subject to margin and maintenance requirements. Rather than meet additional margin requirements, investors may close out futures contracts through offsetting transactions, which could distort the normal relationship between the futures contract market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the margin requirements in the futures contract market may be less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures contract markets may cause temporary price distortions. Due to the possibility of price distortion in the futures contract markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Advisers may still not result in a successful hedging transaction.

There is also the risk that futures contract markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase or sell futures contracts only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close out a futures contract position and, in the event of adverse price movement, the Fund would continue to be required to make daily payments of variation margin. Since the securities being hedged would generally not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Fund would lose the benefit of the appreciation in value of the securities.

Successful use of futures contracts is also subject to the Advisers’ ability to correctly predict the direction of movements in the market. For example, if the Fund hedges against a decline in the market, and market prices instead advance, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so to meet the daily variation margin.

Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures contract exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures contract positions and subjecting some futures contract traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

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Options on Futures Contracts

The Fund could also purchase and write options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, the Fund would be subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Fund are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures contract position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Fund could purchase put options on futures contracts in lieu of, and for the same purposes as the sale of a futures contract; at the same time, it could write put options at a lower strike price (a “put bear spread”) to offset part of the cost of the strategy to the Fund. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts.

Risks of Transactions in Options on Futures Contracts. In addition to the risks described above which apply to all options transactions, there are several risks relating to options on futures contracts. The Advisers will not purchase options on futures contracts on any exchange unless, in the Advisers’ opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to the Fund because the maximum amount at risk with purchased options is the premium paid for the options (plus transaction costs). However, there may be circumstances, such as when there is no movement in the price of the underlying security or index, when the use of an option on a future contract would result in a loss to the Fund when the use of a future contract would not.

Options on Foreign Currencies

The Fund may purchase and write options on foreign currencies in a manner similar to that in which forward contracts or futures contracts on foreign currencies will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. To protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted. Conversely, where a rise in the dollar value of a foreign currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Fund may write options on foreign currencies for the same types of purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received. Similarly, instead of purchasing a call option to protect against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to protect against such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund may also be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market (conducted directly between currency traders, usually large commercial banks, and their customers) involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

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There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

The Fund may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to protect against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. Under current regulations, in such circumstances, the Fund collateralizes the option by segregating cash and/or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

Combined Transactions

The Fund may enter into multiple transactions, including multiple options transactions, multiple futures contracts transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures contracts, options, currency and interest rate transactions (“component” transactions), instead of a single derivative instrument as part of a single or combined strategy when, in the opinion of the Advisers, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisers’ judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Additional Risks of Other Derivative Instruments

Each of the U.S. exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Adviser(s) are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

In the event of the bankruptcy of a broker or futures commission merchant through which the Fund engages in transactions in options, futures contracts or options on futures contracts, the Fund could experience delays and/or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Advisers.

Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers. Similarly, options on currencies may be traded OTC. In an OTC trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could, therefore, continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal, and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

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Swap Transactions

The Fund may enter into swap transactions including currency, credit default, total return and interest rate swap agreements, as well as options thereon, and may purchase or sell caps, floors and collars.

The Fund may enter into total return swaps. Total return swaps are used as substitutes for owning a particular physical security, or the securities comprised by a given market index, or to obtain exposure in markets where no physical securities are available such as an interest rate index. Total return refers to the payment (or receipt) of the total return (i.e., both price returns and dividends or distributions) on the security, index or other instrument underlying the swap, which is then exchanged for the receipt (or payment) of a floating interest rate. Total return swaps provide the Fund with the additional flexibility of gaining exposure to a particular security or index by using the most cost-effective vehicle available. Total return swaps provide the Fund with the opportunity to actively manage the cash maintained by the Fund as a result of not having to purchase the actual securities or other instruments underlying the swap. Similar to interest rate swaps, the cash backing total return swaps is actively managed to seek to earn a return in excess of the floating rate paid on the swap.

The Fund may enter into OTC or cleared credit default swap contracts or credit-linked notes for hedging purposes or to gain exposure to a credit security in which the Fund may otherwise invest. An OTC credit default swap is an agreement between two parties to exchange the credit risk of an issuer (reference entity). A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the reference entity has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the reference entity remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed-upon amount to the buyer in the event of an adverse credit event of the reference entity. A credit-linked note is a synthetic security, typically issued by a special purpose vehicle or a bank, that trades like a bond issued by the reference entity but with the economics of the credit default swap. For this security, the buyer of protection sells the note. The buyer of protection (note seller) will typically make periodic payments to the note holder while the reference entity is not in default. If the reference entity defaults, the note seller may profit through the termination of its obligations to make periodic payments and to return the note holder’s principal. Unlike the swap, the buyer of protection in a credit-linked note will receive money at the time of transaction from the sale of the note, and will return this money at the contract’s maturity if no credit event occurs. Conversely, the seller of protection purchases the notes. As with a credit default swap, the note purchaser (protection seller) receives periodic payments. Unlike the swap transaction, the protection seller must pay for the note at the time of the transaction and will collect this money at the contract’s maturity if no credit event occurs.

The Fund may enter into OTC or cleared interest rate swap contracts. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects the purchaser against an interest rate rise above the maximum amount but requires the purchaser to forego the benefit of an interest rate decline below the minimum amount.

The Adviser, with respect to the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” pursuant to notices of eligibility filed with the National Futures Association. The Fund may engage in transactions involving swap agreements and other derivatives including futures and options on futures in accordance with the rules and interpretations of the CFTC under which the Fund excluded from the definition of a “commodity pool” as defined under CFTC Rule 4.5 under the Commodity Exchange Act. In order for the Adviser, with respect to the Fund, to claim exclusion under CFTC Rule 4.5, the Fund must satisfy one of two CFTC trading limits and not be marketed as a fund for investing in commodity interests.

Under Rule 4.5, the Fund, for other than bona fide hedging transactions, must either:

•	limit certain derivatives exposure so that the aggregate initial margin and premiums required to establish the Fund’s derivatives positions will not exceed 5% of the Fund’s liquidation value (after taking into account unrealized profits and unrealized losses for those derivatives and excluding any in-the-money options that were in-the-money at the time of purchase); or

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•	ensure that the aggregate net notional value of the Fund’s certain derivatives positions do not exceed the Fund’s liquidation value (after taking into account unrealized profits and unrealized losses on the Fund’s derivatives positions).

CFTC Rule 4.5 imposes limitations on the marketing activities of a fund seeking to rely on the exclusion. A fund, for which its investment adviser is claiming exclusion under CFTC Rule 4.5, may not market participations to the public in a commodity pool or any vehicle for trading in commodity futures, commodity options or swaps.

The Fund will enter into swap, cap or floor transactions only with counterparties approved by the Advisers in accordance with guidelines established by the Fund’s Board of Trustees (the “Board” or the “Trustees”). The Advisers will monitor the creditworthiness of counterparties to the Fund’s swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the counterparty to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The Fund may enter into swaps, caps, floors and collars on either an asset-based or liability-based basis, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis and, under current regulations, the Fund segregates an amount of cash and/or liquid securities having an aggregate NAV at least equal to the accrued excess. Under current regulations, if the Fund enters into a swap transaction on other than a net basis including selling credit protection, the Fund would segregate the full amount accrued on a daily basis of the Fund’s obligations with respect to the swap. Under current regulations, to the extent the Fund sells (i.e., writes) caps, floors and collars, it will segregate cash and/or liquid securities having an aggregate NAV at least equal to the full amount, accrued on a daily basis, of the Fund’s net obligations with respect to the caps, floors or collars.

A swap option, or swaption, is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisers are incorrect in their forecasts of the market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. The use of swaps, caps, collars and floors may also have the effect of shifting the recognition of income between current and future periods.

Structured Notes

Structured notes are derivative debt securities, the interest rate and/or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity and therefore, may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference indicator. Structured notes or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

Investment Restrictions of the Fund

The following are fundamental investment restrictions of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% or more of the Fund’s voting securities present at a meeting at which more than 50% of the Fund’s outstanding voting securities are present or represented by proxy or (ii) more than 50% of the Fund’s outstanding voting securities). Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. With respect to the limitations on the issuance of senior securities and in the case of borrowings, the percentage limitations apply at the time of issuance and on an ongoing basis. The Fund may not:

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1.	Issue senior securities or borrow money, except the Fund may issue senior securities and/or borrow money (including through reverse repurchase agreements) to the extent permitted by the 1940 Act, as amended from time to time, and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time and (ii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time. The Fund does not have an investment policy limiting the amount of leverage that may be obtained through the use of covered reverse repurchase agreements.

2.	Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of loans or portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

3.	Invest in any security if as a result, 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or securities of state and municipal governments or their political subdivisions (however, not including private purpose industrial development bonds issued on behalf of non-government issuers), or (b) as otherwise provided by the 1940 Act, as amended from time to time, and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time. For purposes of this restriction, (i) an investment in a loan participation will be considered to be an investment in the securities or obligations of the issuer of the loan to which the participation relates and (ii) an investment in a repurchase agreement, reverse repurchase agreement, CLO, CBO, CDO or a swap or other derivative will be considered to be an investment in the industry (if any) of the underlying or reference security, instrument or asset. The Fund defines an industry by reference to Bloomberg BICS codes for industry classifications.

4.	Purchase or sell real estate, except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities and/or other instruments of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities and/or other instruments that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities and/or other instruments, and (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and/or other instruments.

5.	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial or derivative instruments or from investing in securities or other instruments backed by physical commodities.

6.	Make loans of money or property to any person, except (a) to the extent that securities, instruments, credit obligations or interests (including Senior Loans) in which the Fund may invest, or which the Fund may originate, are considered to be loans, (b) through the loan of portfolio securities or (c) by engaging in repurchase agreements.

7.	May not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Thus, with respect to the foregoing restrictions 1 and 3, the Fund currently may not:

1.	Issue senior securities or borrow money, except as permitted by the 1940 Act and the rules and regulations thereunder. Currently, the 1940 Act and the rules and regulations thereunder generally limit the extent to which the Fund may utilize “uncovered” reverse repurchase agreements and borrowings, together with any other senior securities representing indebtedness, to 331/3% of the Fund’s total assets at the time utilized. In addition, the 1940 Act limits the extent to which the Fund may issue preferred shares to 50% of the Fund’s total assets (less the Fund’s obligations under uncovered reverse repurchase agreements and other senior securities representing indebtedness). “Covered” reverse repurchase agreements will not be counted against the foregoing limits under the 1940 Act. A reverse repurchase agreement will be considered “covered” if the Fund segregates an amount of cash and/or liquid securities equal to the Fund’s obligations under such reverse repurchase agreement (or segregates such other amounts as may be permitted by the 1940 Act or SEC guidance from time to time); otherwise, a reverse repurchase agreement will be considered “uncovered.”

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2.	Invest in any security if, as a result 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or securities of state and municipal governments or their political subdivisions (however, not including private purpose industrial development bonds issued on behalf of non-government issuers).

The latter part of certain of the Fund’s fundamental investment restrictions (i.e., the references to “as may otherwise be permitted by the 1940 Act, as amended from time to time and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time”) provide the Fund with flexibility to change its limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow the Fund’s Board to respond efficiently to these kinds of developments without the delay and expense of a shareholder meeting.

Management of the Fund

Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Board and the Fund’s officers appointed by the Board. The tables below list the trustees and officers of the Fund and their present positions and principal occupations during the past five years. The business address of the Fund, its Board members and officers and the Adviser is 1900 Market Street, Suite 200, Philadelphia, PA 19103, unless specified otherwise below. The term “abrdn Fund Complex” includes each of the registered investment companies advised by the Adviser or their affiliates as of the date of this SAI. Trustees serve three-year terms or until their successors are duly elected and qualified. Officers are annually elected by the Trustees.

Trustees

Name, Address and Age	Position(s) Held with Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Registered Investment Companies (“Registrants”) consisting of investment portfolios (“Portfolios”) in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years

Interested Trustee

Stephen Bird** c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1967	Class II Trustee	Term as Trustee expires 2025; Trustee since 2021	Mr. Bird joined the Board of abrdn plc in July 2020 as Chief Executive-Designate and was formally appointed Chief Executive Officer in September 2020. Previously, Mr. Bird served as chief executive officer of global consumer banking at Citigroup from 2015, retiring from the role in November 2019. His responsibilities encompassed all consumer and commercial banking businesses in 19 countries, including retail banking and wealth management, credit cards, mortgages, and operations and technology supporting these businesses. Prior to this, Mr. Bird was chief executive for all of Citigroup's Asia Pacific business lines across 17 markets in the region, including India and China. Mr. Bird joined Citigroup in 1998, and during his 21 years with the company he held a number of leadership roles in banking, operations and technology across its Asian and Latin American businesses. Before this, he held management positions in the UK at GE Capital—where he was director of UK operations from 1996 to 1998—and at British Steel.	10 Registrants consisting of 28 Portfolios	None.

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Name, Address and Age	Position(s) Held with Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Registered Investment Companies (“Registrants”) consisting of investment portfolios (“Portfolios”) in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years

Independent Trustees

P. Gerald Malone c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1950	Chair of the Board; Class III Trustee	Term expires 2026; Trustee since 2023	Mr. Malone is, by profession, a lawyer of over 40 years. Currently, he is a non-executive director of a number of U.S. companies, including Medality Medical (medical technology company) and Bionik Laboratories Corp. (US healthcare company) since 2018. He is also Chairman of many of the open and closed end funds in the Fund Complex. He previously served as Independent Chairman of UK companies Crescent OTC Ltd (pharmaceutical services) until February 2018; and fluidOil Ltd. (oil services) until June 2018; U.S. company Rejuvenan llc (wellbeing services) until September 2017 and as chairman of UK company Ultrasis plc (healthcare software services company) until October 2014. Mr. Malone was previously a Member of Parliament in the U.K. from 1983 to 1997 and served as Minister of State for Health in the U.K. government from 1994 to 1997.	9 Registrants consisting of 27 Portfolios	Director of Bionik Laboratories Corporation (U.S. healthcare company) since 2018.

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Name, Address and Age	Position(s) Held with Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Registered Investment Companies (“Registrants”) consisting of investment portfolios (“Portfolios”) in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Nancy Yao c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1972	Class II Trustee and Preferred Shares Trustee	Term expires 2025; Trustee since 2019	Ms. Yao is a strategic consultant. Ms. Yao was the President of the Museum of Chinese in America from 2015 until 2023. She served as the executive director of the Yale-China Association and managing director of the corporate program at the Council on Foreign Relations. Prior to her work in non-profit, Ms. Yao launched the Asia coverage at the Center for Financial Research and Analysis (currently known as RiskMetrics), served as the inaugural director of policy research of Goldman Sachs' Global Markets Institute, and was an investment banker at Goldman Sachs (Asia) L.L.C. Ms. Yao is a board member of the National Committee on U.S.-China Relations, a member of the Council on Foreign Relations, and a lecturer on accounting and governance at Yale University.	7 Registrants consisting of 7 Portfolios	None.

John Sievwright c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1955	Class I Trustee	Term expires 2024; Trustee since 2017	Mr. Sievwright is a Non-Executive Director of Burford Capital Ltd (since May 2020) (provider of legal, finance, complex strategies, post-settlement finance and asset management services and products) and Revolut Limited, a UK-based digital banking firm (since August 2021); and Chair of the Board of LoopFX (fin-tech start-up operating in large foreign currency institutional transactions) (since Sept. 2022). Previously he was a Non-Executive Director for the following UK companies: Firstgroup PLC, NEX Group plc (2017 - 2018) (financial); ICAP PLC (2009 - 2016) (financial).	6 Registrants consisting of 8 Portfolios	Non-Executive Director of Burford Capital Ltd (provider of legal finance, complex strategies, post-settlement finance and asset management services and products) since May 2020.

Randolph Takian c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Class III Trustee and Preferred Shares Trustee	Term as Trustee expires 2026; Trustee since 2023	Managing Director and Head of Bank and Lending of Global Wealth and Investment Management at Bank of America (since 2019); Vice President of Boulevard Acquisition Corp. II, a blank check company and an affiliate of Avenue Capital Group (from 2015 to 2019); President, Chief Executive Officer and Trustee of Avenue Mutual Funds Trust (from 2012 to 2019); Senior Managing Director and Head of Traditional Asset Management of Avenue Capital Group (from 2010 to 2019). Board Member and member of Executive Committee of Lenox Hill Neighborhood House, a non-profit.	1 Registrant consisting of 1 Portfolio	None.

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* As of the date of this SAI, the “Fund Complex” has a total of 14 Registrants with each Trustee serving on the Boards of the number of Registrants listed. Each Registrant in the Fund Complex has one Portfolio except for two Registrants that are open-end funds, abrdn Funds and abrdn ETFs, which each have multiple Portfolios. The Registrants in the Fund Complex are as follows: abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., abrdn Japan Equity Fund, Inc., abrdn Income Credit Strategies Fund, abrdn Global Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Infrastructure Income Fund, abrdn National Municipal Income Fund, abrdn Funds (19 Portfolios), and abrdn ETFs (3 Portfolios).

** Mr. Bird is considered to be an “interested person” of the Fund as defined in the 1940 Act as a result of his role with the Adviser.

Officers

The information contained under the heading “OFFICERS” in the Fund’s definitive proxy statement on Schedule 14A for its 2023 annual meeting of shareholders, filed with the SEC on April 14, 2023 (“Proxy Statement”) is incorporated herein by reference.

Experience of Trustees

The information contained under the heading “Additional Information About the Trustees” in the Fund’s Proxy Statement is incorporated herein by reference.

Compensation

The following table sets forth information regarding compensation of Trustees by the Fund and by the Fund Complex of which the Fund is a part for the fiscal year ended October 31, 2022. Officers of the Fund do not receive any compensation directly from the Fund or any other fund in the Fund Complex for performing their duties as officers. The Fund does not have any bonus, profit sharing, pension or retirement plans.

Name of Trustee	Aggregate Compensation from Fund for Fiscal Year Ended October 31, 2022	Total Compensation From Fund and Fund Complex Paid To Trustees*
Nancy Yao	$67,342	$287,685
P. Gerald Malone	$84,011	$583,729
John Sievwright	$75,011	$231,196
Randolph Takian	$64,342	$64,342
Stephen Bird	$0	$0

*	See the “Trustees” table for the number of Funds within the Fund Complex that each Trustee services.

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Board and Committee Structure

The Board is currently composed of four trustees who are not “interested persons” of the Fund (as defined in the 1940 Act) (the “Independent Trustees”), and one Interested Trustee, Stephen Bird. The Fund’s Charter provides that the Board shall be divided into three classes: Class I, Class II and Class III. The terms of office of the Trustees of the Fund in each class expire at the annual meeting of shareholders in the year indicated or thereafter in each case when their respective successors are elected and qualified: Class I in 2024, Class II in 2025 and Class III in 2026.

The Board has appointed Mr. Malone, an Independent Trustee, as Chair. The Chair presides at meetings of the Trustees, participates in the preparation of the agenda for meetings of the Board, and acts as a liaison between the Trustees and management between Board meetings. Except for any duties specified herein, the designation of the Chair does not impose on such Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Board holds regular quarterly meetings each year to consider and address matters involving the Fund. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also meet outside the presence of management in executive session at least quarterly and have engaged separate, independent legal counsel to assist them in performing their oversight responsibilities.

The Board has established a committee structure that includes an Audit Committee and a Nominating and Corporate Governance Committee (each discussed in more detail below) to assist the Board in the oversight and direction of the business affairs of the Fund, and from time to time may establish informal ad hoc committees or working groups to review and address the practices of the Fund with respect to specific matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund’s activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Nominating and Corporate Governance Committee and the Board as a whole also conduct an annual self-assessment of the performance of the Board, including consideration of the effectiveness of the Board’s Committee structure. The Committee is comprised entirely of Independent Trustees. Each Committee member is also “independent” within the meaning of the NYSE listing standards. The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Independent Trustee as Chair, is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

Audit Committee

The Fund’s Audit Committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is responsible for the selection and engagement of the Fund’s independent registered public accounting firm (subject to ratification by the Fund’s Independent Trustees), pre-approves and reviews both the audit and non-audit work of the Fund’s independent registered public accounting firm, and reviews compliance of the Fund with regulations of the SEC and the Internal Revenue Service, and other related matters. The members of the Fund’s Audit Committee are Ms. Nancy Yao and Messrs. P. Gerald Malone, Randolph Takian and John Sievwright.

Nominating and Corporate Governance Committee; Consideration of Potential Trustee Nominees

The Fund’s Nominating and Corporate Governance Committee recommends nominations for membership on the Board and reviews and evaluates the effectiveness of the Board in its role in governing the Fund and overseeing the management of the Fund. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as Independent Trustees, their independence from the Fund’s Investment Adviser and Sub-Adviser, as appropriate, and other principal service providers. The Nominating and Corporate Governance Committee generally meets twice annually to identify and evaluate nominees for trustee and makes its recommendations to the Board at the time of the Board’s December meeting. The Nominating and Corporate Governance Committee also periodically reviews trustee compensation and will recommend any appropriate changes to the Board. The Nominating and Corporate Governance Committee also reviews and may make recommendations to the Board relating to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund. The members of the Fund’s Nominating and Corporate Governance Committee are Ms. Nancy Yao and Messrs. P. Gerald Malone, Randolph Takian and John Sievwright.

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The Nominating and Corporate Governance Committee may take into account a wide variety of factors in considering prospective trustee candidates, including (but not limited to): (i) availability (including availability to attend to Board business on short notice) and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) reputation; (v) financial expertise; (vi) the candidate’s ability, judgment and expertise; (vii) overall diversity of the Board’s composition; and (viii) commitment to the representation of the interests of the Fund and its shareholders. The Nominating and Corporate Governance Committee also considers the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the Investment Adviser or Sub-Adviser or their affiliates, as appropriate. The Nominating and Corporate Governance Committee will consider potential trustee candidates, if any, recommended by Fund shareholders provided that the proposed candidates: (i) satisfy any minimum qualifications of the Fund for its trustees; (ii) are not “interested persons” of the Fund, as that term is defined in the 1940 Act; and (iii) are “independent” as defined in the listing standards of any exchange on which the Fund’s shares are listed.

While the Nominating and Corporate Governance Committee has not adopted a particular definition of diversity or a particular policy with regard to the consideration of diversity in identifying candidates, when considering a candidate’s and the Board’s diversity, the Committee generally considers the manner in which each candidate’s leadership, independence, interpersonal skills, financial acumen, integrity and professional ethics, educational and professional background, prior trustee or executive experience, industry knowledge, business judgment and specific experiences or expertise would complement or benefit the Board and, as a whole, contribute to the ability of the Board to oversee the Fund. The Committee may also consider other factors or attributes as they may determine appropriate in their judgment. The Committee believes that the significance of each candidate’s background, experience, qualifications, attributes or skills must be considered in the context of the Board as a whole.

Board and Committee Meetings in Fiscal Year 2022

During the Fund’s fiscal year ended October 31, 2022, the Board held five meetings; the Audit Committee held three meetings; and the Nominating and Corporate Governance Committee held one meeting.

Risk Oversight

The information contained under the heading “BOARD AND COMMITTEE STRUCTURE—Board Oversight of Risk Management” in the Fund’s Proxy Statement is incorporated herein by reference.

Shareholder Communications

Shareholders who wish to communicate with Trustees with respect to matters relating to the Fund may address their written correspondence to the Board as a whole or to individual Trustees c/o abrdn Inc. (the “Administrator”), the Fund’s administrator, at 1900 Market Street, Suite 200, Philadelphia, PA 19103, or via e-mail to the Trustee(s) c/o abrdn Inc. at Investor.relations@abrdn.com.

Trustee Beneficial Ownership of Securities

As of November 30, 2023, the Fund’s trustees and executive officers, as a group, owned less than 1% of the Fund’s outstanding Common Shares. The information as to ownership of securities which appears below is based on statements furnished to the Fund by its trustees and executive officers.

As of December 31, 2022, the dollar range of equity securities owned beneficially by each Trustee in the Fund and in all registered investment companies overseen by the trustee within the same family of investment companies as the Fund appears in the chart below. The following key relates to the dollar ranges in the chart:

A. None
B. $1 — $10,000
C. $10,001 — $50,000
D. $50,001 — $100,000
E. over $100,000

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Name of Trustee	Dollar Range of Equity Securities Owned(1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in the Family of Investment Companies(2)
Independent Trustees:
Nancy Yao	B	D
P. Gerald Malone	C	E
John Sievwright	D	E
Randolph Takian	C	C
Interested Trustee:
Stephen Bird	B	D

(1) ”Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) promulgated under the Exchange Act.

(2) ”Family of Investment Companies” means those registered investment companies that are advised by the Adviser or an affiliate and that hold themselves out to investors as related companies for purposes of investment and investor services.

As of December 31, 2022, none of the Independent Trustees or their immediate family members owned any shares of the Advisers or principal underwriter of the Fund or of any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisers or principal underwriter.

Codes of Ethics

The Fund and the Advisers have each adopted a code of ethics under Rule 17j-1 of the 1940 Act governing the personal securities transactions of their respective personnel. Under each code of ethics, personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Fund), subject to certain general restrictions and procedures. Copies of these Codes of Ethics are on the EDGAR Database on the SEC’s internet site at www.sec.gov and may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov.

Beneficial Ownership

Based on, among other things, reports filed with the SEC by a shareholder or “group” (as that term is used in Section 13(d) of the Exchange Act), the following table shows certain information concerning persons who, to the Fund’s knowledge, may be deemed beneficial owners of 5% or more of a class of shares of the Fund because they possessed or shared voting or investment power with respect to the Fund’s shares as of November 30, 2023:

Shareholder Name and Address	Class of Shares / Beneficial or Record Owner	Share Holdings	Percentage Owned	Estimated Pro Forma Percentage of Ownership of Combined Fund
UBS Group AG(1) Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	5.250% Series A Perpetual Preferred Share	588,867	36.80%	36.80%
First Trust Portfolios L.P./First Trust Advisors L.P./The Charger Corporation(2) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	Common Shares/Beneficial Owner	2,796,619	11.27%	2.29	%(3)

(1) Based solely upon information presented in a Schedule 13G/A filed July 10, 2023 by UBS Group AG.

(2) Based solely upon information presented in a Schedule13G/A filed January 27, 2023, jointly by First Trust Portfolios L.P. / First Trust Advisors L.P. / The Charger Corporation.

(3) Reflects increase in assets from the proposed Reorganizations as well as a significant increase in the Fund's outstanding common shares that occurred on March 10, 2023 as the result of a reorganization of another closed-end management investment company registered under the 1940 Act with and into the Fund, and the corresponding issuance of common shares.

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The Adviser

abrdn Investments Limited serves as the Adviser to the Fund and has its registered address at 10 Queen's Terrace, Aberdeen, Aberdeenshire, United Kingdom, AB10 1XL. The Adviser is an indirect wholly-owned subsidiary of abrdn plc, which manages or administers approximately $632.2 billion in assets as of June 30, 2023. abrdn plc and its affiliates (collectively, “abrdn”) provide asset management and investment solutions for clients and customers worldwide and also have a strong position in the pensions and savings market.

The Sub-Adviser

abrdn Inc. serves as the sub-adviser to the Fund, pursuant to a sub-advisory agreement. The Sub-Adviser is located at 1900 Market Street, Suite 200, Philadelphia, PA 19103 and is an indirect wholly-owned subsidiary of abrdn plc.

Advisory Agreements

The Fund and the Adviser are parties to an advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Fund retains the Adviser to act as the investment adviser for and to manage the investment and reinvestment of the assets of the Fund in accordance with the Fund’s investment objectives and policies and limitations, and to manage the day-to-day business and affairs of the Fund (except with respect to matters in the charge of the Fund’s chief compliance officer or other service providers retained by the Fund), for the period and on the terms set forth in the Advisory Agreement.

Under the terms of the Advisory Agreement, the Adviser will (i) supervise the investment activities of the Fund, including advising and consulting with the Board as the Board may reasonably request; (ii) continuously manage the assets of the Fund in a manner consistent with the investment objectives and policies of the Fund; (iii) determine the securities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions, including the placing of purchase and sale orders on behalf of the Fund, as necessary or appropriate; (iv) furnish offices, facilities and equipment to the Fund to the extent necessary for the management of the Fund; and (v) render periodic reports to the Board as the Board may reasonably request regarding the Fund’s investment program and the services provided by the Adviser hereunder.

The Adviser, the Sub-Adviser and the Fund are parties to a sub-advisory agreement (the “Sub-Advisory Agreement”). Under the Sub-Advisory Agreement, subject to the directions of the Adviser and the Board, the Adviser has retained the Sub-Adviser to monitor on a continuous basis the performance of the Fund’s assets and to assist the Adviser in conducting a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund’s assets.

In rendering investment advisory services, the Advisers may use the resources of investment advisor subsidiaries of abrdn plc. These affiliates have entered into a memorandum of understanding / personnel sharing procedures (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to U.S. clients of the abrdn plc affiliates, including the Fund, as associated persons of the Adviser. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement must comply with the provisions of the Investment Advisers Act of 1940, as amended, the 1940 Act, the Securities Act of 1933, as amended, the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Advisers do business or has clients. No remuneration is paid by the Fund with regards to the MOU/personnel sharing arrangements.

The Fund will pay all of its other expenses, including, among others, legal fees and expenses of counsel to the Fund and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; other expenses in connection with the issuance, offering and underwriting of shares or debt instruments issued by the Fund or with the securing of any credit facility or other loans for the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment and optional cash purchase plan (except for brokerage expenses paid by participants in such plan); compensation and expenses of trustees; costs of stationery; any litigation expenses; and costs of shareholders’ and other meetings.

For services under the Advisory Agreement, the Adviser is paid a fee computed daily and payable monthly at an annual rate of 1.25% of the Fund’s average daily Managed Assets. For its services to the Fund, under a sub-advisory agreement with the Adviser, the Sub-Adviser receives a percentage of the advisory fee received by the Adviser from the Acquiring Fund after fee waivers and expense reimbursements, if any. For its services as sub-adviser, Sub-Adviser is paid only by the Adviser out of its fees, and is not paid directly by the Acquiring Fund..

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The Adviser has contractually agreed to limit total “Other Expenses” of the Fund (excluding any interest, taxes, brokerage fees, short sale dividend and interest expenses and non-routine expenses) as a percentage of net assets attributable to common shares of the Fund to 0.25% per annum of the Fund’s average daily net assets until March 7, 2024 and then 0.35% per annum of the Fund’s average daily net assets until October 31, 2024. The Adviser has contractually agreed to limit total “Other Expenses” of the Combined Fund (excluding any interest, taxes, brokerage fees, short sale dividend and interest expenses and non-routine expenses) as a percentage of net assets attributable to common shares of the Combined Fund to 0.25% per annum of the Combined Fund’s average daily net assets for twelve months following the closing of the Reorganization and 0.35% per annum of the Fund’s average daily net assets until June 30, 2025. This contractual limitation may not be terminated before twelve months following the closing of the Reorganization or June 30, 2025 without the approval of the Fund’s or Combined Fund’s, as applicable, trustees who are not “interested persons” of the Fund or Combined Fund, as applicable (as defined in the 1940 Act).

The Fund or Combined Fund, as applicable, may repay any such reimbursement from the Adviser, within three years of the reimbursement, provided that the following requirements are met: the reimbursements do not cause the Fund or Combined Fund, as applicable, to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

The Advisory and Sub-Advisory Agreements continue for an initial term of two (2) years and may be continued thereafter from year to year provided such continuance is specifically approved at least annually in the manner required by the 1940 Act. The Advisory and Sub-Advisory Agreements may be terminated at any time without payment of penalty by the Fund or by the Adviser upon 60 days’ written notice. The Advisory and Sub-Advisory Agreements will automatically terminate in the event of its assignment, as defined under the 1940 Act. Under the Advisory and Sub-Advisory Agreements, the Advisers are permitted to provide investment advisory services to other clients.

Effective December 1, 2017, the Adviser became the Fund’s investment adviser and abrdn, Inc. became the Fund’s sub-adviser. Prior to December 1, 2017, the Fund was managed by another, unaffiliated investment adviser.

For the fiscal years ended October 31, 2020, 2021 and 2022, the Adviser earned gross advisory fees of $3,239,832, $4,132,821, and $4,403,179 respectively. The sub-advisory fees paid to the Sub-Adviser are paid by the Adviser from the management fee it receives. For the fiscal years ended October 31, 2020, 2021 and 2022, the Sub-Adviser received sub-advisory fees of $1,161,658, $1,653,128, and $1,761,272, respectively.

The Advisory and Sub-Advisory Agreements provide that the Advisers will not be liable for any error of judgment or mistake of law, or for any act or omission or any loss suffered by the Fund in connection with matters to which the Advisory Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisers in the performance of its duties (“disabling conduct”) and provides for indemnification by the Fund of the Advisers for any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) not resulting from disabling conduct by the Advisers, subject to certain limitations and conditions.

The Administrator

abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, PA 19103, serves as administrator to the Fund. Under the administration agreement, abrdn Inc. is generally responsible for managing the administrative affairs of the Fund.

For administration related services, abrdn Inc. is entitled to receive a fee that is computed monthly and paid quarterly at an annual rate of 0.125% of the Fund’s average weekly Managed Assets up to $1 billion, 0.10% of the Fund’s average weekly Managed Assets in between $1 billion and $2 billion and 0.075% of the Fund’s average weekly Managed Assets in excess of $2 billion, plus certain out-of-pocket expenses.

For the fiscal years ended October 31, 2020, 2021 and 2022, abrdn Inc. earned $323,983, $413,282, and $440,318, respectively from the Fund for administration services.

During periods when the Fund is using leverage, the fee paid to abrdn Inc. (for various services) will be higher than if the Fund did not use leverage because the fees paid are calculated on the basis of the Fund’s Managed Assets, which includes the assets purchased through leverage.

State Street Bank and Trust Company (“State Street”) serves as sub-administrator of the Fund and is paid by abrdn Inc. out of the fees it receives as the Fund’s administrator.

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Custodian, Dividend Paying Agent, Transfer Agent and Registrar

State Street serves as custodian (the “Custodian”) for the Fund. State Street also provides accounting services to the Fund. State Street serves as the Fund’s dividend paying agent, transfer agent and registrar.

Independent Registered Public Accountant

KPMG LLP is the Fund’s independent registered public accountant. KPMG provides audit services and consultation with respect to the preparation of filings with the SEC.

Investor Relations Provider

Under the terms of the Investor Relations Services Agreement, abrdn Inc. provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by the Adviser or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by abrdn Inc. so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by abrdn Inc.

Pursuant to the terms of the Investor Relations Services Agreement, abrdn Inc. (or third parties engaged by abrdn Inc.), among other things, provides objective and timely information to stockholders based on publicly available information; provides information efficiently through the use of technology while offering stockholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

Portfolio Management

The information contained under “Item 8. Portfolio Managers of Closed-End Management Investment Companies” of the Fund’s Form N-CSR, which contains the Annual Report to shareholders for the fiscal year ended October 31, 2022, is incorporated herein by reference.

Potential Conflicts of Interest of the Advisers

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Adviser (or Sub-adviser) believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser (or Sub-Adviser) has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate abrdn based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Adviser (or Sub-Adviser) may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser (or Sub-Adviser) that the benefits from the policies outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

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From time to time, the Adviser or the Sub-Adviser may seed proprietary accounts for the purpose of evaluating a new investment strategy that eventually may be available to clients through one or more product structures. Such accounts also may serve the purpose of establishing a performance record for the strategy. The management by the Adviser and the Sub-Adviser of accounts with proprietary interests and nonproprietary client accounts may create an incentive to favor the proprietary accounts in the allocation of investment opportunities, and the timing and aggregation of investments. The Adviser’s and Sub-Adviser’s proprietary seed accounts may include long-short strategies, and certain client strategies may permit short sales. A conflict of interest arises if a security is sold short at the same time as a long position, and continuous short selling in a security may adversely affect the stock price of the same security held long in client accounts. The Adviser and Sub-Adviser have adopted various policies to mitigate these conflicts.

In addition, the 1940 Act limits the Fund’s ability to enter into certain transactions with certain affiliates of the Advisers. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of a fund managed by the Advisers or one of their affiliates. Nonetheless, the Fund may under certain circumstances purchase any such portfolio company’s loans or securities in the secondary market, which could create a conflict for the Advisers between the interests of the Fund and the portfolio company, in that the ability of the Advisers to recommend actions in the best interest of the Fund might be impaired. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates (which could include other abrdn-managed Funds), which could be deemed to include certain types of investments, or restructuring of investments, in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The Board has approved policies and procedures reasonably designed to monitor potential conflicts of interest. The Board will review these procedures and any conflicts that may arise.

Conflicts of interest may arise where the Fund and other funds or accounts managed or administered by the Advisers simultaneously hold securities representing different parts of the capital structure of a stressed or distressed issuer. In such circumstances, decisions made with respect to the securities held by one fund or account may cause (or have the potential to cause) harm to the different class of securities of the issuer held by other fund or account (including the Fund). For example, if such an issuer goes into bankruptcy or reorganization, becomes insolvent or otherwise experiences financial distress or is unable to meet its payment obligations or comply with covenants relating to credit obligations held by the Fund or by the other funds or accounts managed by the Advisers, such other funds or accounts may have an interest that conflicts with the interests of the Fund. If additional financing for such an issuer is necessary as a result of financial or other difficulties, it may not be in the best interests of the Fund to provide such additional financing, but if the other funds or accounts were to lose their respective investments as a result of such difficulties, the Advisers may have a conflict in recommending actions in the best interests of the Fund. In such situations, the Advisers will seek to act in the best interests of each of the funds and accounts (including the Fund) and will seek to resolve such conflicts in accordance with its compliance policies and procedures.

The Adviser (or Sub-Adviser) or their respective members, officers, directors, employees, principals or affiliates may come into possession of material, non-public information. The possession of such information may limit the ability of the Fund to buy or sell a security or otherwise to participate in an investment opportunity. Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Adviser (or Sub-Adviser) for other clients, and the Adviser (or Sub-Adviser) will not employ information barriers with regard to its operations on behalf of its registered and private funds, or other accounts. In certain circumstances, employees of the Adviser (or Sub-Adviser) may serve as board members or in other capacities for portfolio or potential portfolio companies, which could restrict the Fund’s ability to trade in the securities of such companies.

Portfolio transactions and brokerage allocation

The Adviser (or Sub-Adviser) is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the OTC markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer’s purchase and sale price. This spread is the dealer’s profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short term obligations are normally traded on a “principal” rather than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

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Except as described below, the primary consideration in portfolio security transactions is best execution of the transaction (i.e., execution at a favorable price and in the most effective manner possible). “Best execution” encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, available liquidity and reliability of execution, the confidentiality and placement accorded the order, and customer service. Therefore, “best execution” does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided. Both the Adviser and Sub-Adviser have freedom as to the markets in and the broker-dealers through which they seek this result, except where mandates have restrictions in place.

Subject to the primary consideration of seeking best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, corporate access, and other information or services to the Adviser or Sub-Adviser. SEC regulations provide a “safe harbor” that allows an investment adviser to pay for research and brokerage services with commission dollars generated by client transactions. Effective with the implementation of Markets in Financial Instruments Directive II (“MiFID II”), the Adviser absorbs all research costs and will generally no longer rely on the “safe harbor” under Section 28(e) of the Securities Exchange Act of 1934.

There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by the Adviser or a Sub-Adviser (if applicable) or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are affected only when the Adviser or the Sub-Adviser (if applicable) believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner in accordance with the Advisers’ trade allocation policies and procedures.

In purchasing and selling investments for the Fund, it is the policy of the Adviser and the Sub-Advisers (if applicable) to seek best execution through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by the Adviser and the Sub-Advisers (if applicable) in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, the Adviser and the Sub-Advisers (if applicable) will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker dealer’s firm; the broker-dealer’s execution services, rendered on a continuing basis; and the reasonableness of any commissions.

With respect to FX transactions, different considerations or circumstances may apply, particularly with respect to Restricted Market FX. FX transactions executed for the Fund are divided into two main categories: (1) Restricted Market FX and (2) Unrestricted Market FX. Restricted Market FX are required to be executed by a local bank in the applicable market. Unrestricted Market FX are not required to be executed by a local bank. The Adviser, Sub-Adviser or third-party agent execute Unrestricted Market FX relating to trading decisions. The Fund’s custodian executes all Restricted Market FX because it has local banks or relationships with local banks in each of the restricted markets where custodial client accounts hold securities. Unrestricted Market FX relating to the repatriation of dividends and/or income/expense items not directly relating to trading may be executed by the Adviser or Sub-Adviser or by the Fund’s custodian due to the small currency amount and lower volume of such transactions. The Fund, the Adviser and the Sub-Adviser have limited ability to negotiate prices at which certain FX transactions are customarily executed by the Fund’s custodian, i.e., transactions in Restricted Market FX and repatriation transactions.

The Adviser or Sub-Adviser may cause the Fund to pay a broker-dealer a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined to be consistent with the Adviser’s or Sub-Adviser’s obligation to seek best-execution pursuant to the standards described above.

Under the 1940 Act, “affiliated persons” of the Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, the Fund may purchase securities from underwriting syndicates of which a sub-adviser (if applicable) or any of its affiliates, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

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The Fund contemplates that, consistent with the policy of seeking to obtain best execution, brokerage transactions may be conducted through “affiliated brokers or dealers,” as defined in rules under the 1940 Act. Under the 1940 Act, commissions paid by the Fund to an “affiliated broker or dealer” in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is the Fund’s policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of the Adviser or the Sub-Adviser, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker’s or dealer’s unaffiliated customers. The Adviser and the Sub-Adviser do not necessarily deem it practicable or in the Fund’s best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

Not one of the Fund, the Adviser or the Sub-Adviser has an agreement or understanding with a broker-dealer, or other arrangements to direct the Fund’s brokerage transactions to a broker-dealer because of the research services such broker provides to the Fund or the Adviser. While the Advisers do not have arrangements with any broker-dealers to direct such brokerage transactions to them because of research services provided, the Advisers may receive research services from such broker-dealers. The dollar amount of transactions and related commissions for transactions paid to a broker from which the Advisers also received research services for the fiscal year ended October 31, 2022 are in the table below:

Total Dollar Amount of Transactions	Total Commissions Paid on Such Transactions
$5,657,156	$1,696

During the fiscal years ended October 31, 2022, 2021 and 2020, the following brokerage commissions were paid by the Fund:

Year ended October 31,
($000 omitted)
2022	2021	2020
$5	$12	$10

During the fiscal year ended October 31, 2022, the Fund did not hold any investments in securities of its regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act).

Portfolio Turnover

The Advisers will effect portfolio transactions without regard to holding period, if, in their judgment, such transactions are advisable in light of a change in circumstance in general market, economic or financial conditions. As a result of its investment policies, the Fund may engage in a substantial number of portfolio transactions. Accordingly, while the Fund anticipates that its annual turnover rate should not exceed 100% under normal conditions, it is impossible to predict portfolio turnover rates. The portfolio turnover rate is calculated by dividing the lesser of the Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund. In addition, a high rate of portfolio turnover may result in certain tax consequences, such as increased capital gain dividends and/or ordinary income dividends.

The rate of portfolio turnover in the fiscal years ended October 31, 2022, and October 31, 2021 was 66% and 63%, respectively.

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Repurchase of Common Shares

The Fund is a closed-end management investment company and as such its Common Shareholders will not have the right to cause the Fund to redeem their Common Shares. Instead, the Fund’s Common Shares trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, call protection, dividend stability, relative demand for and supply of such Common Shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than NAV, the Board may consider actions that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such Common Shares in the open market or in private transactions, the making of a tender offer for such Common Shares or the conversion of the Fund to an open-end investment company. The Board has authorized repurchases of Common Shares through open market transactions if deemed necessary or desirable in reducing the discount from NAV in the market price of Common Shares, provided that the Fund may not repurchase more than 10% of its outstanding Common Shares in any calendar year. The Board may decide not to take any of the other aforementioned actions. In addition, there can be no assurance that Common Share repurchases or tender offers, if undertaken, will reduce market discount.

Notwithstanding the foregoing, at any time when the Fund has preferred shares outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued preferred share dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the NAV of the Fund’s portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering Common Shareholders.

Subject to its investment restrictions, the Fund may borrow to finance the repurchase of Common Shares or to make a tender offer. Interest on any borrowings to finance Common Share repurchase transactions or the accumulation of cash by the Fund in anticipation of Common Share repurchases or tenders will reduce the Fund’s net income. Any Common Share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Exchange Act, the 1940 Act and the rules and regulations thereunder.

The Board currently has no intention to take any other action in response to a discount from NAV. Further, it is the Board’s intention not to authorize repurchases of Common Shares or a tender offer for such Common Shares if: (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the NYSE or (b) impair the Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the trust level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase Common Shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by U.S. or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement or continuation of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its Common Shareholders if Common Shares were repurchased. Even in the absence of such conditions, the Board may decline to take action in response to a discount from NAV of the Common Shares. The Board may in the future modify these conditions in light of experience.

The repurchase by the Fund of its Common Shares at prices below NAV will result in an increase in the NAV of those Common Shares that remain outstanding. However, there can be no assurance that Common Share repurchases or tender offers at or below NAV will result in the Fund’s Common Shares trading at a price equal to their NAV.

In addition, a purchase by the Fund of its Common Shares will decrease the Fund’s Managed Assets which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its Common Shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining.

Before deciding whether to take any action if the Common Shares trade below NAV, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its Common Shareholders and market considerations. Based on these considerations, even if the Fund’s Common Shares should trade at a discount, the Board may determine that, in the interest of the Fund and its Common Shareholders, no action should be taken.

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Tax matters

The following is a description of the material U.S. federal income tax considerations affecting the Fund and the material U.S. federal income tax consequences of owning and disposing of Common Shares. The discussion below provides general tax information related to an investment in Common Shares, but this discussion does not purport to be a complete description of the U.S. federal income tax consequences of an investment in the Common Shares. It is based on the Code and Treasury regulations thereunder and administrative pronouncements, all as of the date hereof, any of which is subject to change, possibly with retroactive effect. In addition, it does not describe all of the tax consequences that may be relevant in light of a Common Shareholder’s particular circumstances, including alternative minimum tax consequences and tax consequences applicable to Common Shareholders subject to special tax rules, such as certain financial institutions; dealers or traders in securities who use a mark-to-market method of tax accounting; persons holding Common Shares as part of a hedging transaction, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to the Common Shares; entities classified as partnerships or other pass-through entities for U.S. federal income tax purposes; real estate investment trusts; insurance companies; U.S. holders (as defined below) whose functional currency is not the U.S. dollar; or tax-exempt entities, including “individual retirement accounts” or “Roth IRAs.” Unless otherwise noted, the following discussion applies only to a Common Shareholder that holds Common Shares as a capital asset and is a U.S. holder. A “U.S. holder” is a holder who, for U.S. federal income tax purposes, is a beneficial owner of Common Shares and is (i) an individual who is a citizen or resident of the United States; (ii) a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state therein or the District of Columbia; (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust if it (x) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (y) has a valid election in effect under applicable United States Treasury regulations to be treated as a U.S. person. Tax laws are complex and often change, and Common Shareholders should consult their tax advisors about the U.S. federal, state, local or non-U.S. tax consequences of an investment in the Fund.

Taxation of the Fund

The Fund has elected to be treated as and intends to continue to qualify in each taxable year as a regulated investment company (a “RIC”) under Subchapter M of the Code. To qualify as a RIC for any taxable year, the Fund must, among other things, satisfy both an income test and an asset test for such taxable year. Specifically, (i) at least 90% of the Fund’s gross income for such taxable year must consist of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income derived from interests in “qualified publicly traded partnerships” (such income, “Qualifying RIC Income”) and (ii) the Fund’s holdings must be diversified so that, at the end of each quarter of such taxable year, (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested (x) in securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more “qualified publicly traded partnerships.” The Fund’s share of income derived from a partnership other than a “qualified publicly traded partnership” will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Fund. A “qualified publicly traded partnership” is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (i) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (ii) less than 90% of its gross income for the relevant taxable year consists of Qualifying RIC Income. The Code provides that the Treasury Department may by regulation exclude from Qualifying RIC Income foreign currency gains that are not directly related to the RIC’s principal business of investing in stock or securities (or options and futures with respect to stock or securities). The Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in stock and securities.

As a RIC, the Fund generally is not subject to U.S. federal income tax on its “investment company taxable income” and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes (including amounts that are reinvested pursuant to the Plan, as described below) to its shareholders, provided that it distributes on a timely basis with respect to each taxable year at least 90% of its “investment company taxable income” and its net tax-exempt interest income for such taxable year. In general, a RIC’s “investment company taxable income” for any taxable year is its taxable income, determined without regard to net capital gain and with certain other adjustments. The Fund distributes, and intends to continue to distribute, all of its “investment company taxable income,” net tax-exempt interest income (if any) and net capital gain on an annual basis. Any taxable income, including any net capital gain, that the Fund does not distribute to its shareholders in a timely manner will be subject to U.S. federal income tax at regular corporate rates.

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If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to its shareholders. If the Fund makes such an election, each shareholder will be required to report its share of such undistributed net capital gain as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gain as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each shareholder will be entitled to increase the adjusted tax basis of its Common Shares by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gain for a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income and its earnings and profits, the Fund generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

The Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains, if any. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations. Any such loss carryforwards will retain their character as short-term or long-term. In the event that the Fund were to experience an ownership change as defined under the Code, the capital loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation.

A RIC will be subject to a nondeductible 4% excise tax on certain amounts that it fails to distribute during each calendar year. In order to avoid this excise tax, a RIC must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary taxable income (taking into account certain deferrals and elections) for the calendar year; (ii) 98.2% of its capital gain net income for the one-year period ended on October 31 of the calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For purposes of determining whether the Fund has met this distribution requirement, (i) certain ordinary gains and losses that would otherwise be taken into account for the portion of the calendar year after October 31 will be treated as arising on January 1 of the following calendar year and (ii) the Fund will be deemed to have distributed any income or gains on which it paid U.S. federal income tax in the taxable year ending within the relevant calendar year. The Fund intends generally to make distributions sufficient to permit it to avoid the imposition of this excise tax, but there can be no assurance in this regard.

If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible for the dividends-received deduction in the case of corporate shareholders and may also be eligible for treatment by non-corporate shareholders as “qualified dividend income,” provided in each case that certain holding period and other requirements were satisfied. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (any of which could be subject to interest charges) before re-qualifying for taxation as a RIC. If the Fund fails to satisfy the income test or diversification test described above, however, it may in certain circumstances be able to avoid losing its status as a RIC by timely providing notice of such failure to the Internal Revenue Service, curing such failure and possibly paying an additional tax.

Some of the investments that the Fund is expected to make, such as investments in debt securities that are treated as issued with original issue discount, will cause the Fund to recognize income or gain for U.S. federal income tax purposes prior to the receipt of any corresponding cash or other property. Because the distribution requirements described above will apply to this income, the Fund may be required to borrow money or dispose of other securities at disadvantageous times in order to make the relevant distributions.

If the Fund utilizes leverage through the issuance of preferred shares or borrowings, it will be prohibited from declaring a distribution or dividend if it would fail the applicable asset coverage test(s) under the 1940 Act after the payment of such distribution or dividend. In addition, certain covenants in credit facilities or indentures may impose greater restrictions on the Fund’s ability to declare and pay dividends on Common Shares. See “Comparison of the Funds - Leverage” in the Proxy Statement/Prospectus for a description of the leverage utilized by the Fund. Limits on the Fund’s ability to pay dividends on Common Shares may prevent the Fund from meeting the distribution requirements described above, and may therefore jeopardize the Fund’s qualification for taxation as a RIC or subject the Fund to income or excise tax on undistributed income. The Fund will endeavor to avoid restrictions on its ability to make dividend payments. If the Fund is precluded from making distributions on the Common Shares because of any applicable asset coverage requirements, the terms of the preferred shares (if any) may provide that any amounts so precluded from being distributed, but required to be distributed for the Fund to meet the distribution requirements for qualification as a RIC, will be paid to the holders of the preferred shares as a special distribution. This distribution can be expected to decrease the amount that holders of preferred shares would be entitled to receive upon redemption or liquidation of the shares.

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The Fund may invest in certain options, futures or forward currency contracts to hedge the Fund’s portfolio or for any other permissible purposes consistent with the Fund’s investment objective. If the Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts), and to realize and distribute any resulting income and gains.

The Fund’s entry into a short sale transaction or an option or other contract could be treated as the “constructive sale” of an “appreciated financial position,” causing it to realize gain, but not loss, on the position. Additionally, the Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income and to fail to qualify for the dividends received deduction. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income, and, to the extent that debt securities are loaned, will generally not qualify as qualified interest income for foreign withholding tax purposes.

Certain of the Fund’s investments are expected to be subject to special U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower-taxed long-term capital gain or qualified dividend income into higher-taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited; (iv) adversely affect when a purchase or sale of stock or securities is deemed to occur; (v) adversely alter the intended characterization of certain complex financial transactions; (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash and (vii) produce income that will not constitute Qualifying RIC Income. The application of these rules could cause the Fund to be subject to U.S. federal income tax or the nondeductible 4% excise tax and, under certain circumstances, could affect the Fund’s status as a RIC. The Fund monitors its investments and may make certain tax elections in order to mitigate the effect of these provisions. Moreover, there may be uncertainty as to the appropriate treatment of certain of the Fund’s investments for U.S. federal income tax purposes. In particular, the U.S. federal income tax treatment of investments in debt securities that are rated below investment grade is uncertain in various respects.

Distributions

Distributions of the Fund’s ordinary income and net short-term capital gains will, except as described below with respect to distributions of “qualified dividend income,” generally be taxable to the Common Shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Distributions (or deemed distributions, as described above), if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time the Common Shareholder has owned Common Shares. The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot be determined until after the end of the taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the current and accumulated earnings and profits of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a Common Shareholder as a return of capital that will be applied against and reduce the Common Shareholder’s basis in its Common Shares. To the extent that the amount of any such distribution exceeds the Common Shareholder’s basis in its Common Shares, the excess will be treated as gain from a sale or exchange of the Common Shares. If the Fund issues preferred shares, its earnings and profits must be allocated first to such preferred shares, and then to the Common Shares, in each case on a pro rata basis.

It is expected that a very substantial portion of the Fund’s income will consist of ordinary income. For example, interest and original issue discount derived by the Fund will constitute ordinary income. In addition, gain derived by the Fund from the disposition of debt securities with “market discount” (generally, securities purchased by the Fund at a discount to their stated redemption price) will be treated as ordinary income to the extent of the market discount that has accrued, as determined for U.S. federal income tax purposes, at the time of such disposition unless the Fund makes an election to accrue market discount on a current basis. In addition, certain of the Fund’s investments will be subject to special U.S. federal income tax provisions that may affect the character, increase the amount and/or accelerate the timing of income earned by the Fund.

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Dividends distributed by the Fund to a corporate Common Shareholder will qualify for the dividends-received deduction only to the extent that the dividends consist of distributions of qualifying dividends received by the Fund. In addition, any such dividends-received deduction will be disallowed or reduced if the corporate Common Shareholder fails to satisfy certain requirements, including a holding period requirement, with respect to its Common Shares. Distributions of “qualified dividend income” to an individual or other non-corporate Common Shareholder made or deemed made by the Fund will be subject to tax at reduced maximum rates (depending on whether the shareholder’s income exceeds certain threshold amounts), provided that the shareholder meets certain holding period and other requirements with respect to its Common Shares. “Qualified dividend income” generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. Given the Fund’s investment strategy, it is not expected that a large portion of the distributions made by the Fund will be eligible for the dividends-received deduction (in the case of corporate shareholders) or for treatment as “qualified dividend income” (in the case of individual shareholders).

Certain distributions reported by the Fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Common Shares pursuant to the Plan. If the Common Shares are trading below NAV, Common Shareholders receiving distributions in the form of additional Common Shares will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash. If the Fund issues additional Common Shares with a fair market value equal to or greater than NAV, however, Common Shareholders will be treated as receiving a distribution in the amount of the fair market value of the distributed Common Shares.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to Common Shareholders of record on a specified date in one of those months, and paid during the following January, will be treated as having been distributed by the Fund (and received by Common Shareholders) on December 31 of the year in which declared.

The Internal Revenue Service currently requires that a RIC that has two or more classes of stock allocate to each class proportionate amounts of each type of its income (such as ordinary income, capital gains and dividends qualifying for the dividends-received deduction) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Fund issues preferred shares, the Fund will allocate capital gain dividends and dividends qualifying for the dividends-received deduction, if any, between its Common Shares and shares of preferred stock in proportion to the total dividends paid to each class with respect to such tax year.

Common Shareholders will be notified annually as to the U.S. federal tax status of distributions, and Common Shareholders receiving distributions in the form of additional Common Shares will receive a report as to the NAV of those Common Shares.

Medicare Tax

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

Sale or Exchange of Common Shares

A Common Shareholder may recognize capital gain or loss on the sale or other disposition of Common Shares. Different tax consequences may apply for tendering and non-tendering Common Shareholders in connection with a repurchase offer. For example, if a Common Shareholder does not tender all of his or her Common Shares, such repurchase may not be treated as a sale or exchange for U.S. federal income tax purposes and may result in deemed distributions to non-tendering Common Shareholders. On the other hand, Common Shareholders holding Common Shares as capital assets who tender all of their Common Shares (including Common Shares deemed owned by Common Shareholders under constructive ownership rules) will be treated as having sold their Common Shares and generally will recognize capital gain or loss. The amount of the gain or loss will be equal to the difference between the amount realized and the Common Shareholder’s adjusted tax basis in the relevant Common Shares. Such gain or loss generally will be a long-term gain or loss if the Common Shareholder’s holding period for such Common Shares is more than one (1) year. Under current law, net capital gains recognized by non-corporate Common Shareholders are generally subject to reduced maximum rates, depending on whether the Common Shareholder’s income exceeds certain threshold amounts.

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Losses realized by a Common Shareholder on the sale or exchange of Common Shares held for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or deemed received, as discussed above) with respect to such Common Shares. In addition, no loss will be allowed on a sale or other disposition of Common Shares if the Common Shareholder acquires (including pursuant to the Plan), or enters into a contract or option to acquire, Common Shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss.

Reporting of adjusted cost basis information for covered securities, which generally include shares of a regulated investment company acquired after January 1, 2012, is required to the Internal Revenue Service and to taxpayers. Common Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if a Common Shareholder recognizes losses with respect to Common Shares of $2 million or more for an individual Common Shareholder or $10 million or more for a corporate Common Shareholder, the Common Shareholder must file with the Internal Revenue Service a disclosure statement on Internal Revenue Service Form 8886. Direct owners of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding and Information Reporting

Information returns will be filed with the Internal Revenue Service in connection with payments on the Common Shares and the proceeds from a sale or other disposition of the Common Shares. A Common Shareholder will be subject to backup withholding (currently, at a rate of 24%) on all such payments if it fails to provide the payor with its correct taxpayer identification number (generally on an Internal Revenue Service Form W-9) and to make required certifications or otherwise establish an exemption from backup withholding. Corporate Common Shareholders and certain other Common Shareholders generally are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld pursuant to these rules may be credited against the applicable Common Shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.

Non-U.S. Common Shareholders

The U.S. federal income taxation of a Common Shareholder that is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “non-U.S. Common Shareholder”) depends on whether the income that the Common Shareholder derives from the Fund is “effectively connected” with a U.S. trade or business carried on by the Common Shareholder.

If the income that a non-U.S. Common Shareholder derives from the Fund is not “effectively connected” with a U.S. trade or business carried on by such non-U.S. Common Shareholder, distributions of “investment company taxable income” will generally be subject to a U.S. federal withholding tax at a rate of 30% (or a lower rate under an applicable treaty).

Properly reported dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (b) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, the Fund may report all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g., interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. There can be no assurance as to whether or not legislation will be enacted to extend this exemption.

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A non-U.S. Common Shareholder whose income from the Fund is not “effectively connected” with a U.S. trade or business (or, if an income tax treaty is applicable, is not attributable to a permanent establishment maintained by the non-U.S. Common Shareholder in the United States) will generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are reported as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund. If, however, such a non-U.S. Common Shareholder is a nonresident alien individual and is physically present in the United States for 183 days or more during the taxable year and meets certain other requirements, such capital gain dividends, undistributed capital gains and gains from the sale or exchange of Common Shares will be subject to U.S. tax.

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. Common Shareholder (and, if an income tax treaty is applicable, is attributable to a permanent establishment maintained by the non-U.S. Common Shareholder in the United States), any distributions of “investment company taxable income,” any capital gain dividends, any amounts retained by the Fund that are reported as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax, on a net income basis, in the same manner, and at the graduated rates applicable to, U.S. persons. If such a non-U.S. Common Shareholder is a corporation, it may also be subject to the U.S. branch profits tax.

A non-U.S. Common Shareholder other than a corporation may be subject to backup withholding on net capital gain distributions that are otherwise exempt from withholding tax or on distributions that would otherwise be taxable at a reduced treaty rate if such Common Shareholder does not certify its non-U.S. status under penalties of perjury or otherwise establish an exemption.

A non-U.S. Shareholder may also be subject to U.S. estate tax with respect to their Fund shares.

The tax consequences to a non-U.S. Common Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. Common Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

In addition, the Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

Other Taxes

Common Shareholders may be subject to state, local and non U.S. taxes on their Fund distributions. Common Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Proxy voting policy and proxy voting record

The Board has delegated the day-to-day responsibility to the Advisers to vote the Fund’s proxies. Proxies are voted by the Advisers pursuant to the Board approved proxy guidelines, a copy of which as currently in effect as of the date of this SAI is attached hereto as Appendix B.  Also attached hereto in Appendix B is the Advisers’ Listed Company Stewardship Guidelines, which among other things, expands upon how the Advisers approach environmental, social and governance issues when engaging with company management and voting proxies.

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Information on how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12 month period ending June 30 is available: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465, or (ii) on the SEC’s website at http://www.sec.gov.

Incorporation by reference

This SAI is part of a registration statement that the Fund has filed with the SEC. The Fund is permitted to “incorporate by reference” the information that it files with the SEC, which means that the Fund can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this SAI.

The documents listed below are incorporated by reference into this SAI and deemed to be part of this SAI from the date of the filing of such reports and documents:

the Statement of Additional Information, dated [  ], relating to this Proxy Statement/Prospectus is incorporated into this Proxy Statement/Prospectus by reference;

•	the Semi-Annual Report to shareholders of FSD for the fiscal period ended April 30, 2023 (Investment Company Act File No. 811-22442; Accession Number 0001445546-23-004198);

•	the Annual Report to shareholders of FSD for the fiscal year ended October 31, 2022 (Investment Company Act File No. 811-22442; Accession Number 0001445546-23-000101);

•	the Semi-Annual Report to shareholders of FAM for the fiscal period ended June 30, 2023 (Investment Company Act File No. 811-21636; Accession Number 0001445546-23-005506);

•	the Annual Report to shareholders of FAM for the fiscal year ended December 31, 2022 (Investment Company Act File No. 811-21636; Accession Number 0001445546-23-001824);

•	the Semi-Annual Report to shareholders of the Fund for the fiscal period ended April 30, 2023 (Investment Company Act File No. 811-22485; Accession Number 0001104659-23-079589); and

•	the Annual Report to shareholders of the Fund for the fiscal year ended October 31, 2022 (Investment Company Act File No. 811-22485; Accession Number 0001104659-23-002299).

•	the definitive proxy statement on Schedule 14A for the Fund’s 2023 annual meeting of shareholders, filed with the SEC on April 14, 2023; and (Investment Company Act File No. 811-22485; Accession No. 0001104659-22-037129); and

•	the description of common shares on Form 8-A (Investment Company Act File No. 001-35051; Accession No. 0000950103-11-000228) filed with the SEC on January 24, 2011.

Additionally, copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge:

for the Fund:

By Phone:	1-800-522-5465
By Mail:	abrdn Income Credit Strategies Fund
c/o abrdn Inc. 1900 Market Street, Suite 200
Philadelphia, PA 19103
By Internet:	www.abrdnacp.com

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for FSD:

By Phone:	(630) 765-8000
By Mail:	First Trust High Income Long/Short Fund
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
By Internet:	www.ftportfolios.com

for FAM:

By Phone:	(630) 765-8000
By Mail:	First Trust/abrdn Global Opportunity Income Fund
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

The Funds are subject to the informational requirements of the Exchange Act, and, in accordance therewith, file reports, proxy statements, proxy materials and other information with the SEC. You also may view or obtain the foregoing documents from the SEC:

By e-mail:	publicinfo@sec.gov (duplicating fee required)
By Internet:	www.sec.gov

Financial statements and supplemental financial information

The financial statements of the Fund as of October 31, 2022 have been incorporated by reference herein in reliance upon the report of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

The Fund shall be the accounting and performance survivor in the Reorganization.

A table showing the fees and expenses of the Fund and each Acquired Fund and the fees and expenses of the Fund on a pro forma basis after giving effect to the proposed Reorganization is included in the section titled “Fees and Expense Table” of the Proxy Statement/ Prospectus.

The Reorganization will not result in any material changes to each Acquired Fund’s investment portfolio due to the investment restrictions of the Fund.

The valuation procedures for the Acquired Funds, on the one hand, and the Acquiring Fund, on the other hand, differ in certain respects. For purposes of determining an Acquired Fund’s net asset value, corporate, sovereign, government, foreign, mortgage backed, and capital preferred fixed income securities and senior floating rate bank loans are priced at the mean of evaluated bid and asked prices provided by third-party pricing vendors on the valuation date. In contrast, the Acquiring Fund values such securities at the bid price provided by third-party pricing vendors.

If a Reorganization is approved by shareholders and assuming that FSD’s and FAM’s fixed income holdings are not sold in advance of the respective Reorganization, this difference in valuation procedures will have a negative impact on the value of a shareholder’s investment immediately after the respective Reorganization is consummated, and all else being equal, the net asset value per share of the Acquiring Fund will be less than the net asset value per share of the respective Acquired Fund. For example, if ACP’s valuation procedures were used to value FSD and FAM’s corporate, foreign, capital preferred, senior floating rate loans and mortgage-backed fixed income security holdings as of September 29, 2023, the value of the Combined Fund’s shares is estimated to be reduced by approximately $1,052,639 (0.13% of the Combined Fund as of September 29, 2023) or $0.009 per share of the Combined Fund.

Legal counsel

Counsel to the Fund is Dechert LLP.

35

Additional information

The Proxy Statement/Prospectus and this SAI do not contain all of the information set forth in the registration statement, including any exhibits and schedules thereto. The Fund will provide without charge to each person, upon written or oral request, a copy of any and all of the information that has been incorporated by reference in this SAI or the Prospectus. Information contained on the Fund’s website at http:/www.abrdnacp.com or each Acquired Fund’s website at http://www.ftportfolios.com is not incorporated by reference into this SAI or the Proxy Statement/Prospectus and should not be considered to be part of this SAI or the Proxy Statement/Prospectus.

36

Appendix A—Description of securities ratings

S&P GLOBAL RATINGS DEBT RATINGS

A.	Issue Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

1.	Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

•	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

•	The nature and provisions of the financial obligation, and the promise we impute; and

•	The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Long-Term Issue Credit Ratings*

AAA - An obligor rated ‘AAA’ has extremely strong capacity to meet its financial commitments. ‘AAA’ is the highest issuer credit rating assigned by S&P Global Ratings. AA - An obligor rated ‘AA’ has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.

AA- An obligor rated ‘AA’ has very strong capacity to meet its financial commitments. It differs from the highest rated obligors only in small degree.

A - An obligor rated ‘A’ has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB - An obligor rated ‘BBB’ has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

Obligors rated ‘BB’, ‘B’, ‘CCC’, and ‘CC’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘CC’ the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.BB - An obligor rated ‘BB’ is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments.

B - An obligor rated ‘B’ is more vulnerable than the obligors rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments.

A-1

CCC - An obligor rated ‘CCC’ is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C – A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

R - An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

SD and D - An obligor rated ‘SD’ (selective default) or ‘D’ has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A ‘D’ rating is assigned when Standard & Poor’s believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when Standard & Poor’s believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.

NR - Indicates that a rating has not been assigned or is no longer assigned.

* The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

2.	Short-Term Issue Credit Ratings

Short-Term Issue Credit Ratings

A-1 - An obligor rated ‘A-1’ has strong capacity to meet its financial commitments. It is rated in the highest category by S&P Global Ratings. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2 - An obligor rated ‘A-2’ has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3 - An obligor rated ‘A-3’ has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

B - An obligor rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

B-1 – A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2 – A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 – A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A-2

C - An obligor rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

R - An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

SD and D - An obligor is rated ‘SD’ (selective default) or ‘D’ has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A ‘D’ rating is assigned when Standard & Poor’s believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when Standard & Poor’s believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.

NR - Indicates that a rating has not been assigned or is no longer assigned

B.	Municipal Short-Term Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note Ratings

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

D - ‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

MOODY’S INVESTORS SERVICE INC. (“Moody’s”) LONG-TERM DEBT RATINGS*

Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa —Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest

C — Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal and interest.

* Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

A-3

STATE AND MUNICIPAL NOTES

Excerpts from Moody’s description of state and municipal note ratings:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

FITCH, INC. BOND RATINGS

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets. AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment. CCC - Default is a real possibility. CC - Default of some kind appears probable.

C - A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced: a) an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but b) has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and c) has not otherwise ceased operating.

‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

A-4

MOODY’S

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf ) to all structured finance ratings. The addition of (sf ) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

GLOBAL SHORT-TERM RATING SCALE

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. MUNICIPAL SHORT-TERM DEBT AND DEMAND OBLIGATION RATINGS

SHORT-TERM OBLIGATION RATINGS

While the global short-term ‘prime’ rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

A-5

FITCH’S SHORT-TERM RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

F1 - Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good intrinsic capacity for timely payment of financial commitments.

F3 - The intrinsic capacity for timely payment of financial commitments is adequate.

B - Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C — Default is a real possibility.

RD — Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D — Indicates a broad-based default event for an entity, or the default of a short-term obligation.

A-6

Appendix B—Proxy voting guidelines

U.S. Registered Advisers (the “abrdn Advisers”)

Proxy Voting Guidelines

Effective as of October 26, 2022

Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) requires the abrdn Advisers to vote proxies in a manner consistent with clients’ best interest and must not place its interests above those of its clients when doing so. It requires the abrdn Advisers to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the abrdn Advisers vote proxies in the best interest of the clients, and (ii) to disclose to the clients how they may obtain information on how the abrdn Advisers voted proxies. In addition, Rule 204-2 requires the abrdn Advisers to keep records of proxy voting and client requests for information.

As registered investment advisers, the abrdn Advisers have an obligation to vote proxies with respect to securities held in its client portfolios in the best interests of the clients for which it has proxy voting authority.

The abrdn Advisers are committed to exercising responsible ownership with a conviction that companies adopting best practices in corporate governance will be more successful in their core activities and deliver enhanced returns to shareholders.

The abrdn Advisers have adopted a proxy voting policy. The proxy voting policy is designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interests of clients.

Resolutions are analysed by a member of our regional investment teams or our Active Ownership Team and votes instructed following consideration of our policies, our views of the company and our investment insights. To enhance our analysis, we will often engage with a company prior to voting to understand additional context and explanations, particularly where there is a deviation from what we believe to be best practice.

Where contentious issues arise in relation to motions put before a shareholders’ meeting, abrdn Advisers will usually contact the management of the company to exchange views and give management the opportunity to articulate its position. The long-term nature of the relationships that we develop with investee company boards should enable us to deal with any concerns that we may have over strategy, the management of risk or governance practices directly with the chairman or senior independent director. In circumstances where this approach is unsuccessful, abrdn Advisers are prepared to escalate their intervention by expressing their concerns through the company’s advisers, through interaction with other shareholders or attending and speaking at General Meetings.

In managing third party money on behalf of clients, there are a limited number of situations where potential conflicts of interest could arise in the context of proxy voting. One case is where funds are invested in companies that are either clients or related parties of clients. Another case is where one fund managed by abrdn invests in other funds managed by abrdn.

For cases involving potential conflicts of interest, abrdn Advisers have implemented procedures to ensure the appropriate handling of proxy voting decisions. The guiding principle of abrdn Advisers’ conflicts of interest policy is simple – to exercise our right to vote in the best interests of the clients on whose behalf we are managing funds.

We employ ISS as a service provider to facilitate electronic voting. We require ISS to provide recommendations based on our own set of parameters to tailored abrdn’s assessment and approach but remain conscious always that all voting decisions are our own on behalf of our clients. We consider ISS’s recommendations and those based on our custom parameters as input to our voting decisions. We make use of the ISS standard research and recommendations and those based on our own custom policy as input to our voting decisions. Where our analysts make a voting decision that is different from the recommendations based on our custom policy they will provide a rationale for such decisions which will be made publicly available in our voting disclosures.

In order to make proxy voting decisions, an abrdn analyst will assess the resolutions at general meetings in our active investment portfolios. This analysis will be based on our knowledge of the company, but will also make use of the custom and standard recommendations provided by ISS as described above. The product of this analysis will be final voting decision instructed through ISS applied to all funds for which abrdn have been appointed to vote. For funds managed by a sub-adviser, we may delegate to the sub-adviser the authority to vote proxies; however, the sub-adviser will be required to either follow our policies and procedures or to demonstrate that their policies and procedures are consistent with ours, or otherwise implemented in the best interest of clients.

B-1

There may be certain circumstances where abrdn may take a more limited role in voting proxies. We will not vote proxies for client accounts in which the client contract specifies that abrdn will not vote. We may abstain from voting a client proxy if the voting is uneconomic or otherwise not in clients’ best interests. For companies held only in passively managed portfolios the abrdn custom recommendations provided by ISS will be used to automatically apply our voting approach; we have scope to intervene to test that this delivers appropriate results, and will on occasions intrude to apply a vote more fully in clients’ best interests. If voting securities are part of a securities lending program, we may be unable to vote while the securities are on loan. However, we have the ability to recall shares on loan or to restrict lending when required, in order to ensure all shares have voted. In addition, certain jurisdictions may impose share-blocking restrictions at various times which may prevent abrdn from exercising our voting authority.

We recognize that there may be situations in which we vote at a company meeting where we encounter a conflict of interest. Such situations include:

•	where a portfolio manager owns the holding in a personal account

•	An investee company that is also a segregated client

•	An investee company where an executive director or officer of our company is also a director of that company

•	An investee company where an employee of abrdn is a director of that company

•	A significant distributor of our products

•	Any other companies which may be relevant from time to time

In order to manage such conflicts of interests, we have established procedures to escalate decision-making so as to ensure that our voting decisions are based on our clients’ best interests and are not impacted by any conflict.

The implementation of this policy, along with conflicts of interest, will be reviewed periodically by the Active Ownership team. abrdn’s Global ESG Principles & Voting Policies are published on our website.

To the extent that an abrdn Adviser may rely on sub-advisers, whether affiliated or unaffiliated, to manage any client portfolio on a discretionary basis, the abrdn Adviser may delegate responsibility for voting proxies to the sub-adviser. However, such sub-advisers will be required either to follow these Policies and Procedures or to demonstrate that their proxy voting policies and procedures are consistent with these Policies and Procedures or otherwise implemented in the best interests of the abrdn Advisers’ clients. Clients that have not granted abrdn voting authority over securities held in their accounts will receive their proxies in accordance with the arrangements they have made with their service providers.

As disclosed in Part 2A of each abrdn Adviser’s Form ADV, a client may obtain information on how its proxies were voted by requesting such information from its abrdn Adviser. Unless specifically requested by a client in writing, and other than as required for the Funds, the abrdn Advisers do not generally disclose client-specific proxy votes to third parties.

Our proxy voting records are available per request and on the SEC’s website at SEC.gov.

On occasions when it is deemed to be a fiduciary for an ERISA client’s assets, abrdn will vote the Plan assets in accordance with abrdn’s Proxy Voting Policy and in line with DOL guidance.

B-2

Listed Company ESG Principles & Voting Policies

February 2023

abrdn.com

Contents

Introduction	3	Dividends	14
Our expectations	3	Share Capital	14
Our approach to stewardship	3	Share Issuance	15
Engagement	4	Buyback	15
Proxy Voting	5	Related Party Transactions	15
Voting Process	5	Article/Bylaw amendments	15
Governance	6	Anti-Takeover Defences	15
Strategy	7	Voting Rights	16
Board of Directors	7	General Meetings	16
Board Composition	7	Sustainability	17
Leadership	7	The Environment	18
Independence	8	Labour and employment	19
Succession Planning & Refreshment	8	Human rights	19
Diversity	8	Business ethics	20
Directors' Time Commitment	9	Environmental & Social Resolutions	21
Board Committees	9	Management Proposals	22
Director Accountability	10	Shareholder Proposals	22
Reporting	11	Climate Change	23
Political Donations & Lobbying	11	Diversity & Inclusion	23
Risk & Audit	12	Human Rights	24
Remuneration	12	Corporate Lobbying & Political Contributions	24
Investor Rights	14	Nuclear Energy	24
Corporate Transactions	14

Listed Company ESG Principles & Voting Policies	2

Introduction

Active Ownership and Environmental, Social & Governance (ESG) considerations are a driver of our investment process, our investment activity, our client journey and our corporate influence.

Through engagement with the companies in which we invest, and by exercising votes on behalf of our clients, we seek to improve the financial resilience and performance of our clients’ investments. Where we believe change is needed , we endeavour to catalyse this through our stewardship capabilities.

Our expectations

As global investors, we are particularly aware that ESG structures and frameworks vary across regions. Furthermore, what we expect of the companies in which we invest varies between different stages of business development and the underlying history and nature of the company in question. We seek to understand each company's individual circumstances and so evaluate how it can best be governed and overseen. As such, we strive to apply the principles and policies set out on these pages in response to the needs of that individual company at that particular time. Our heritage as a predominantly active fund manager helps drive this bespoke approach to understanding good governance and risk management.

We have a clear perception of what we consider to be best practice globally - as set out in this document. However we will reflect the nature of the business, our close understanding of individual companies and regional considerations, where appropriate, in our approach to applying these policies, which are not exhaustive.

This document has received approval from the Head of Public Markets and the Investment Vector's Chief Sustainability Officer following consultation with various internal stakeholders.

Our approach to stewardship

We seek to integrate and appraise environmental, social and governance factors in our investment process. Our aim is to generate the best long- term outcomes for our clients and we will actively take steps as stewards and owners to protect and enhance the value of our clients' assets.

Stewardship is a reflection of this bespoke approach to good governance and risk management. We seek to understand each company's specific approach to governance, how value is created through business success and how investors' interests are protected through the management of risks that materially impact business success. This requires us to play our part in the governance process by being active stewards of companies, involved in dialogue with management and non-executive directors where appropriate, understanding the material risks and opportunities - including those relating to environmental and social factors and helping to shape the future success of the business.

Listed Company ESG Principles & Voting Policies	3

We will:

▪	Take into consideration, in our investment process, the policies and practices on environmental, social and governance matters of the companies in which we invest.

▪	Seek to enhance long-term shareholder value through constructive engagement with the companies in which we invest.

▪	Actively engage with the companies and assets in which we invest where we believe we can influence or gain insight.

▪	Seek to exercise voting rights, where held, in a manner consistent with our clients’ long-term best interests.

▪	Seek to influence the development of high standards of corporate governance and corporate responsibility in relation to environmental and social factors for the benefit of our clients.

▪	Communicate our Listed Company ESG Principles and Voting Policies to clients, companies and other interested parties.

▪	Be accountable to clients within the constraints of professional confidentiality and legislative and regulatory requirements.

▪	Be transparent in reporting our engagement and voting activities.

abrdn is committed to exercising responsible ownership with a conviction that companies adopting improving practices in corporate governance and risk management will be more successful in their core activities and deliver enhanced returns to shareholders. As owners of companies, the process of stewardship is a natural part of our investment approach as we seek to benefit from their long-term success on our clients’ behalf.

Engagement

It is a central tenet of our active investment approach that we strive to meet with the management and directors of our investee companies on a regular basis. The discussions we have cover a wide range of topics, including: strategic, operational, and ESG issues and consider the long-term drivers of value. Engagement with companies on ESG risks and opportunities is a fundamental part of our investment process. It is a process by which we can discuss how a company identifies, prioritises and mitigates its key risks and optimises its most significant opportunities. As such, we regard engagement as:

▪	Important to understanding investee companies as a whole.

▪	Helpful when conducting proper ESG analysis.

▪	Useful to maintaining open dialogue and solid relationships with companies.

▪	An opportunity to inflect positive change on a company's holistic risk management programme - be active with our holdings rather than activist.

Listed Company ESG Principles & Voting Policies	4

Proxy Voting

Proxy voting is an integral part of our active stewardship approach and we seek to exercise voting rights in a manner in line with our clients' best interests. We seek to ensure that voting reflects our understanding of the companies in which we invest on behalf of our clients. We believe that voting is a vital mechanism for holding boards and management teams to account, and is an important tool for escalation and shareholder action.

This document includes our process and overarching policy guidelines which we apply when voting at general meetings. These policies are not exhaustive and we evaluate our voting on a case by case basis. As a global investment firm we recognise the importance of adopting a regional approach, taking into account differing and developing market practices. Where a policy is specific to one region this is denoted.

We endeavour to engage with companies regarding our voting decisions to maintain a dialogue on matters of concern.

Voting Process

In line with our active ownership approach, we review the majority of general meeting agendas convened by companies which are held in our active equity portfolios.

Analysis is undertaken by a member of our regional investment teams or our Active Ownership team and votes instructed following consideration of our policies, our views of the company and our investment insights. To enhance our analysis we may engage with a company prior to voting to understand additional context and explanations, particularly where there is deviation from what we believe to be best practice.

To supplement our own analysis we make use of the benchmark research and recommendations provided by ISS, a provider of proxy voting services. In the UK we also make use of the Investment Association's (IA) Institutional

Voting Information Service. We have implemented regional voting policy guidelines with ISS which ISS applies to all meetings in order to produce customised vote recommendations. These custom recommendations help identify resolutions which deviate from our expectations. They are also used to determine votes where a company is held only in passive funds. Within our custom policies, however, we do specify numerous resolutions which should be referred to us for active review. For example we will analyse all proposals marked by ISS as environmental or social proposals.

While it is most common for us to vote in line with a board's voting recommendation we will vote our clients' shares against resolutions which are not consistent with their best interests. We may also vote against resolutions which conflict with local governance guidelines, such as the IA in the UK. Although we seek to vote either in favour or against a resolution we do make use of an abstain vote where this is considered appropriate. For example we may use an abstention to acknowledge some improvement, but as a means to reserve our position in expectation that further improvement is needed before we can vote in favour.

Where we vote against a resolution we endeavour to inform companies of our rationale.

In exceptional circumstances we may attend and speak at a shareholder meeting to reinforce our views to the company's board.

We endeavour to vote all shares for which we have voting authority. We may not vote when there are obstacles to do so, for example those impacting liquidity, such as share-blocking, or where there is a significant conflict of interest. We use the voting platform of ISS to instruct our votes.

Where we lend stock on behalf of clients, and subject to the terms of client agreements, we hold the right to recall shares where it is in clients' interests and we take the view that it will impact the final vote to maintain full voting weight on a particular meeting or resolution.

Our votes are disclosed publicly on our website one day after a general meeting has taken place.

Listed Company ESG Principles & Voting Policies	5

Listed Company ESG Principles & Voting Policies	6

Governance

Strategy

We invest in companies to create the best outcome for our clients. Companies must be clear about the drivers of their business success and their strategy for maintaining and enhancing it. Investment is a forward-looking process; we seek to understand the opportunity for a business and its scope for future value-creation over the long term. In order to do this, we need clarity on past business delivery and its drivers, and on the effective track record of management; we require honest and open reporting to build confidence in that track record. We seek confidence that companies and their management can maintain their competitive positioning and operational performance and subsequently enhance returns for investors. A clear strategy and clarity about the drivers of operational success provides the lens through which we will consider most corporate issues, not least assessing performance and risk management.

▪	We will consider voting against executive or non-executive directors if we have serious concerns regarding the oversight or implementation of strategy.

Board of Directors

We believe effective board governance promotes the long-term success and value creation of the company.

The board should be responsible for establishing the company's purpose and strategy, overseeing management in their implementation of strategy and performance against objectives. The board should ensure a strong framework of control and risk oversight, including material ESG risks. The board should assess and monitor culture and be engaged with the workforce, shareholders and wider society.

Board Composition

Effective decision making requires a mix of skills around the table and constructive debate between diverse and different-minded individuals. A range of skills, experience and perspectives should be drawn together on the board.

These include industry knowledge, experience from other sectors and relevant geographical knowledge. Independence of thought plays a crucial role in the ability of a board to generate the debate and discussion that will challenge management, help enhance business performance and improve decision-making. Board assessments will help the board ensure it has the necessary mix of skills, diversity and quality of individuals to address the current risks and opportunities the company faces. Unitary boards should comprise an appropriate combination of executive and non-executive directors such that no group of individuals dominates decision-making. We expect the size of the board to reflect the size, nature and complexity of the business. We also expect regular internal and external board evaluations which include an assessment of board composition and effectiveness.

Leadership

Running businesses effectively for the long term requires effective collaboration and cooperation, with no individual or small group having unfettered powers. Nor should they have dominant influence over the way a business is run or over major decisions about its operations or future. There should be a division of responsibility between board leadership and executive leadership of the business.

We believe that there should be a division of roles at the top of the organisation, typically between a Chief Executive Officer (CEO) and an independent Chair.

▪	We will consider supporting the re-election of an existing Chair & CEO role combination, recognising that this remains common in certain geographies. In reviewing on a case by case basis we will take account of the particular circumstances of the company and consider what checks and balances are in place, such as the presence of a strong Senior Independent Director with a clear scope of responsibility.

▪	We will generally oppose any re-combination of the roles of CEO and Chair, unless the move is on a temporary basis due to exceptional circumstances or other mitigating factors.

▪	We will generally oppose any move of a retiring CEO to the role of Chair.

Listed Company ESG Principles & Voting Policies	7

Governance

Independence

Companies should be led and overseen by genuinely independent boards. When looking at board composition we generally expect to see a majority of independent directors, with boards identifying their independence classifications in the Annual Report. It is preferable to see an identified Senior Independent Director (SID) on the board, who will lead the appraisal of and succession planning for the Chair. We expect SIDs to meet with investors and be a point of contact for escalating concerns if required.

In assessing a director's independence we will have due regard for whether a director:

i.	Has been an employee of the company within the last five years.

ii.	Has had within the last three years a material business relationship with the company.

iii.	Has received remuneration in addition to director fees or participates in the company's option or variable incentive schemes, or is a member of the company's pension scheme.

iv.	Has close family ties with any of the company's advisers, directors or senior employees.

v.	Holds cross- directorships or has significant links with other directors through involvement in other companies or bodies.

vi.	Represents a significant shareholder.

vii.	Has served on the board for more than 12 years (or 9 for UK companies).

▪	We will consider voting against the re-election of non-independent directors if the board is not majority independent (excluding employee representatives). In doing so we will have regard for whether a company is controlled and the nature of the non-independence - for example, we are unlikely to vote against shareholder representatives unless their representation is disproportionate to their shareholding.

Succession Planning & Refreshment

Regular refreshment of the non-executive portion of a board helps draw in fresh perspectives, not least in the context of changes to business and emerging opportunities and risks. It also helps limit the danger of group- think. Thoughtful and proactive succession planning is therefore needed for board continuity, to ensure that a board is populated by individuals with an appropriate mix of skills, experience and perspective.

We expect the board to implement a formal process for the recruitment and appointment of new directors, and to provide transparency of this in the Annual Report.

▪	We will vote against non-executive directors where there are concerns regarding board refreshment or excessive tenure. Where there are directors who have served for over 12 years on a board which has seen no refreshment in 3 years (2 in UK), we will generally vote against their re-election. If a director has served for over 15 years we will generally vote against their re- election. We will, however, consider the impact on board continuity and the company's succession planning efforts prior to doing so. We may not apply the tenure limit to directors who are founders or shareholder representatives.

Diversity

We believe that companies that make progress in diversity and inclusion (D&I) are better positioned for long-term sustainability and outperformance. Diversity of thought, paired with a culture of inclusion, can help companies to tackle increasingly complex challenges and markets. We expect boards to report on how they promote D&I throughout the business and believe that setting targets is important to addressing imbalances. We recognise the importance of adopting a regional approach to diversity and inclusion, allowing us to press for progress with appropriate consideration for the starting point. We have for several years, actively encouraged progress in gender diversity at all levels, and have expanded our scope in relation to diversity and inclusion across geographies. In respect of ethnic diversity, this is coming increasingly into focus as we encourage boards to progress in ensuring that their composition reflects their employee and customer bases.

Listed Company ESG Principles & Voting Policies	8

Governance

Our regional specific policies are below. In determining our votes we will take account of mitigating factors, such as the sudden departure of a female board member.

We will also consider any clear progress being made by the company on diversity and any assurance that diversity shortfalls will soon be addressed.

Gender Diversity

▪	UK: We will generally vote against the Nomination Committee Chair of FTSE 350 companies if the board is not comprised of at least one third female directors. For smaller companies, we will take this action if the board does not include at least one female director.

▪	Europe: We will generally vote against the Nomination Committee Chair of LargeCap companies if the supervisory board is not comprised of at least 30% female directors, or is not in line with the local standard if higher. For smaller companies, we will take this action if the supervisory board does not include at least one female director.

▪	Australia: We will generally vote against the Nomination Committee Chair of ASX300 companies if the board is not comprised of at least 30% female directors.

▪	North America: We will generally vote against the Nomination Committee Chair of LargeCap companies if the board is not comprised of at least 30% female directors. For smaller companies, we will take this action if the board does not include at least one female director

Ethnic Diversity

▪	UK: We will generally vote against the Nomination Committee Chair at the boards of FTSE 100 companies, if the board does not include at least one member from an ethnic minority background. This is in line with targets set up by the Parker Review.

▪	US: We will generally vote against the Nomination Committee Chair at the boards of S&P 1500 & Russell 3000 companies if the board does not include at least one member from a racial or ethnic minority background.

Directors' Time Commitment

Individual directors need sufficient time to carry out their role effectively and therefore we seek to ensure that all directors maintain an appropriate level of overall commitments such that allows them to be properly diligent.

▪	We will consider opposing the election or re-election of any director where there is a concern regarding their ability to dedicate sufficient time to the role. In making this assessment we will have regard for the ISS classification of 'overboarding'.

▪	We will generally oppose the re-election of any director who has attended fewer than 75% of board meetings in two consecutive years.

Board Committees

Boards should establish committees, populated by independent and appropriately skilled non-executive directors, to oversee (as a minimum) the nomination, audit and remuneration processes. It may also be appropriate for additional committees to be established, such as a risk or sustainability committee. These committees should report openly on an annual basis about their activities and key decisions taken.

▪	We will consider voting against committee members if we have concerns regarding the composition of a committee.

Nomination Committee

This committee has responsibility for leading the process for orderly non-executive and senior management succession planning and recruitment, and for overseeing the composition of the board including skillset, experience and diversity. We expect the committee to be comprised of a majority of independent directors with an independent Chair.

▪	We will consider voting against the re-election of the Nomination Committee Chair if we have concerns regarding the composition of the board or concerns regarding poor succession planning.

Listed Company ESG Principles & Voting Policies	9

Governance

Audit Committee

This committee has responsibility for monitoring the integrity of the financial statements, reviewing the company's internal financial controls and risk management systems, reviewing the effectiveness of the company's internal audit function and appointing auditors. While we prefer the committee to be wholly independent, at minimum we expect the committee to be comprised of a majority of independent directors with an independent Chair and at least one member having recent and relevant financial experience.

▪	We will generally vote against the re-election of the Audit Committee Chair if at least one member of the Committee does not have recent and relevant financial experience.

Remuneration Committee

This committee is responsible for determining the policy and setting remuneration for executive and non-executive directors. The committee should ensure that remuneration is aligned with strategy and company performance and should clearly demonstrate regard for the company's employees, for wider society and be cognisant of the company's licence to operate when considering policy and the overall level of remuneration. We expect remuneration committees to be robust in their approach to developing and implementing remuneration policies, with formal and transparent procedures for developing policies and for determining remuneration packages. Remuneration committees should be comprised of a majority of independent directors with an independent Chair and we expect members to have appropriate experience and knowledge of the business. No executive should be involved in setting their own remuneration.

▪	Where we have significant concerns regarding the company's remuneration policy or reward outcomes we may escalate these concerns through a vote against the Chair or members of the Remuneration Committee.

Director Accountability

We expect to be able to hold boards to account through engagement and regular director re-elections and directors should feel that they are accountable to investors. We encourage individual, rather than bundled, director elections. While our preference is for directors to be subject to re-election annually, we expect re-elections to take place at least every three years. Lengthier board mandates, while not uncommon in some markets, risk divorcing directors from an appropriate sense of accountability. Directors and management should make themselves available for discussions with major shareholders as we expect to have open dialogue to share our perspectives and gain confidence that the individuals are carrying out their roles with appropriate vigour and diligence. A further important element of director accountability to shareholders is that investors should have the right, both formal and informal, to propose and promote individual directors to be considered for election to the board by all shareholders.

▪	We will generally oppose the re-election of non-independent NEDs who are proposed for a term exceeding three years. We may not apply this to directors who are shareholder representatives.

▪	Where we have significant concerns regarding a board member's performance, actions or inaction to address issues raised we may vote against their re-election.

▪	We may vote against directors who decline appropriate requests for meeting without a clear justification.

▪	Where a director has held a position of responsibility at a company which has suffered a material governance failure, we will consider whether we are comfortable to support their re-election at other listed companies.

▪	We will generally support resolutions to discharge the supervisory board or management board members unless we have serious concerns regarding actions taken during the year under review. Where there is insufficient information regarding allegations of misconduct, we may prefer to abstain. In exceptional circumstances we may vote against the discharge resolution to reflect serious ESG concerns if there is not another appropriate resolution.

▪	We will not support the election of directors who are not personally identified but are proposed as corporations.

Listed Company ESG Principles & Voting Policies	10

Governance

Reporting

A company's board should present a fair, balanced and understandable assessment of the company's position and prospects - financial and non-financial - and of how it has fulfilled its responsibilities. We support the principle of full disclosure of relevant and useful information, subject to issues of commercial confidentiality and prejudice. Boilerplate disclosure should be avoided. We encourage companies to consider using the appropriate globally developed standards and would particularly encourage the use of those created by the Taskforce for Climate related Financial Disclosures (TCFD), the International Integrated Reporting Council (IIRC), the Sustainability Accounting Standards Board (SASB) and the Global Reporting Initiative (GRI). Audited reporting and financial numbers should be published ahead of any relevant shareholder meetings. We continue to monitor the evolving reporting landscape and consider new reporting developments as they emerge, either voluntary or regulatory.

▪	We may consider voting against a company's Annual Report & Accounts if we have concerns regarding timely provision or disclosure.

Political Donations & Lobbying

Companies should be consistent in their public statements and not undermine these in private commentary to market participants or to politicians and regulators. We welcome transparency from companies about their lobbying activities and believe that good companies have nothing to hide in this respect. Similarly we encourage transparency of any political donations that companies deem appropriate - and we expect a clear explanation of why such donations are an appropriate use of corporate funds.

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Governance

Risk & Audit

The board is responsible for determining the company's risk appetite, establishing procedures to manage risk and for monitoring the company's internal controls. We expect boards to conduct robust assessments of the company's material risks and report to shareholders on risks, controls and effectiveness. The introduction of global accounting standards has led to much greater investor confidence in the accounts produced by companies around the world. It has also assisted in creating consistency of reporting across companies, enabling fairer comparisons between different operating businesses. We therefore encourage companies seeking international investment to report under International Financial Reporting Standards (IFRS) or US GAAP. As a firm abrdn supports the continued development of high quality global accounting standards.

An independent audit, delivered by a respected audit firm, is a required element for investor confidence in reporting by companies. We strongly favour meaningful, transparent and informative auditor reports, giving us additional insights into the audit process and accounting outcomes. Audit fees must be sufficient to pay for an appropriately in-depth assurance process. We would be concerned if a company sought to make savings in this respect as the cost in terms of damage to audit effectiveness and confidence in the company's accounts would be much more substantial.

The independence of the auditor and the standard of their work, particularly in challenging management, should be subject to regular assessment that is appropriately disclosed. Even when individuals carrying out the audit are refreshed, we believe that the independence of the audit firm erodes over time and we will encourage a tender process and change of audit firm where an engagement has lasted for an extended period. In order to demonstrate the level of independence, companies should not have the same audit firm in place for more than 20 years.

The relationship with the auditor should be mediated through the audit committee. Where we are significant shareholders, we expect to be consulted on plans to tender and replace auditors.

▪	We will generally vote against the re-election of an auditor which has a tenure of 20 years or over, if there are no plans for rotation in the near term.

▪	We will consider voting against the auditors if we have concerns regarding the accounts presented or the audit procedures used.

▪	We will vote against the approval of auditor fees if we have concerns regarding the level of fees or the balance of non-audit and audit fees.

Remuneration

Remuneration policies and the overall levels of pay should be aligned with strategy, attracting and retaining talent and incentivising the decisions and behaviours needed to create long-term value. The component parts of remuneration should be structured so as to link rewards to corporate and individual performance and they should be considered in the context of the remuneration policies when taken as a whole. We recognise the benefits of simplicity in forming the policy, which should clearly link outcomes and expectations for those receiving the remuneration, as well as external stakeholders. The structure should be transparent and understandable.

A company's annual report should contain an informative statement of remuneration policy which communicates clearly to stakeholders how it has developed and evolved. This should include details of any stress testing that may have been undertaken to understand the policy outcomes for different business scenarios. The remuneration committee should provide a clear description of the application of policy and the outcomes achieved.

Listed Company ESG Principles & Voting Policies	12

Governance

Base salary should be set at a level appropriate for the role and responsibility of the executive. We discourage increases which are driven by peer benchmarking, and expect increases to be aligned with the wider workforce. Consideration should also be given to the knock on impact to variable remuneration potential. Pension arrangements and benefits should be clearly disclosed. We generally expect pension structures to be aligned with the wider workforce.

A company should structure variable, performance-related pay to incentivise and reward management in a manner that is aligned with the company's sustainable performance and risk appetite over the long term. We expect all variable pay to be capped, preferably as a proportion of base salary. In the UK we expect variable pay to be capped as a proportion of salary. In other markets, if variable pay is capped at a number of shares, we expect the value of grants to be kept under review annually to ensure the value remains appropriate and is not excessive.

Performance metrics used to determine variable pay should be clearly disclosed and aligned with the company's strategy. A significant portion of performance metrics should seek to measure significant improvements in the underlying financial performance of the company. We also encourage the inclusion of non-financial metrics linked to targets which are aligned with the company's progress on its ESG strategy. Where possible we expect these targets to be quantifiable and disclosed.

Variable pay arrangements should incentivise participants to achieve above-average performance through the use of challenging targets. We encourage sliding-scale performance measures and expect performance target ranges to be disclosed to enable shareholders to assess the level of challenge and pay for performance alignment. We expect annual bonus targets to be disclosed retrospectively and encourage the disclosure of long term incentive (LTI) targets at the beginning of the performance period, but at minimum we expect retrospective disclosure. Where bonus or LTI targets are not disclosed due to commercial sensitivity we expect an explanation of why the targets continue to be considered sensitive retrospectively and expect some detail regarding the level of achievement vs target. Where a share price metric is being used, we expect this to be underpinned by a challenging measure of underlying performance.

We encourage settlement of a portion of the annual bonus in shares which are deferred for at least one year.

We expect settlement of long term incentives to be in shares, with rationale provided for any awards settled in cash. Long term incentives should have a performance period of no less than three years. In the UK we expect a further holding period of two years to be applied, and we encourage this in other markets.

We do not generally support restricted share schemes or value creation plans. We will consider supporting the use of restricted share plans which have been structured consistent with the guidelines of the Investment Association.

We expect appropriate malus and clawback provisions to be applied to variable remuneration plans.

We expect shareholding guidelines to be adopted for executive directors and encourage the adoption of post-departure shareholding guidelines.

We expect details of any use of discretion to be disclosed and its use should be justifiable, appropriate and clearly explained. We would expect policies to be sufficiently robust so that discretion is only necessary in exceptional circumstances. We do not generally support exceptional awards, and are particularly sensitive to such awards being granted to reward a corporate transaction.

We expect executive service contracts to provide for a maximum notice period of 12 months. We will consider local best practice provisions related to severance arrangements when voting.

Non-executive fees should reflect the role's level of responsibility and time commitment. We do not support NED's participation in option or performance-related arrangements. However we do support the payment of fees in shares, particularly where conservation of cash is an issue.

In the UK our expectations of companies are aligned with the Investment Association's Principles of Remuneration.

Where significant changes to remuneration arrangements are being considered, we would expect remuneration committees to consult with their largest shareholders prior to finalising any changes. Where any increase to variable remuneration is proposed, we would expect this to be accompanied by a demonstrable increase in the stretch of the targets. Furthermore we expect any increases to remuneration to be subject to shareholder approval.

Listed Company ESG Principles & Voting Policies	13

Governance

In response to the issues arising from the cost of living crisis being experienced by many people in the UK, we expect companies to focus any additional help towards those members of the workforce who need it most. We expect Remuneration Committees to take into account factors arising from the cost of living crisis when deliberating over executive pay outcomes. We would be concerned by reputational issues arising from decisions made in these unusual circumstances and may make this a factor in our voting decisions at relevant AGMs.

In line with the expectations set out above we will generally vote against the appropriate resolution(s) where:

▪	We consider the overall reward potential or outcome to be excessive.

▪	A significant increase to salary has been granted which is not aligned with the workforce or is not sufficiently justified.

▪	A significant increase to performance-related pay has been granted which is not sufficiently justified, is not accompanied by an increase in the level of stretch required for achievement or results in the potential for excessive reward.

▪	There is no appropriate cap on variable incentive schemes.

▪	Performance targets for annual bonus awards are not disclosed retrospectively and the absence of disclosure is not explained.

▪	Performance targets for long term incentive awards are not disclosed up front and there is no compelling explanation regarding the absence of disclosure or a commitment to disclose retrospectively.

▪	Performance targets are not considered sufficiently challenging, either at threshold, target or maximum.

▪	Relative performance targets allow vesting of awards for below median performance.

▪	Retesting provisions apply.

▪	Incentives that have been conditionally awarded have been repriced or performance conditions changed part way through a performance period.

▪	We have concerns regarding the use of discretion or the grant of exceptional awards.

▪	Pension arrangements are excessive.

▪	Pension arrangements are not aligned with the wider workforce (UK).

Investor Rights

The interests of minority shareholders must be protected and any major, or majority, investor should not enjoy preferential treatment. The structure of ownership or control should minimise the potential for abuse of public shareholders.

Corporate Transactions

Companies should not make significant changes to their structure or nature without being fully transparent to their investors. Shareholders should have the opportunity to vote on significant corporate activity, such as mergers and acquisitions. Where a transaction is with a related party, only independent shareholders should have a vote. Even in markets where no vote is given to shareholders in these circumstances, investors need transparent disclosure of the reasons for any such major change. Companies should expect that shareholders may want to discuss and debate proposed developments

Diversification beyond the core skills of the business needs to be justified as it is more often than not a distraction from operational performance. All major deals need to be clearly explained and justified in the context of the pre-existing strategy and be subject to shareholder approval.

▪	We will vote on corporate transactions on a case by case basis.

Dividends

We will generally support the payment of dividends but will scrutinise the proposed level where it appears excessive given the company's financial position.

Share Capital

The board carries responsibility for prudent capital management and allocation.

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Governance

Share Issuance

We will consider capital raises which are proposed for a specific purpose on a case by case basis but recognise that it can be beneficial for companies to have some general flexibility to issue shares to raise capital. However we expect issuances to be limited to the needs of the business and companies should not issue significant portions of shares unless offering these on a pro-rata basis to existing shareholders to protect against inappropriate dilution of investments.

▪	Where a company seeks a general authority to issue shares we generally expect this to be limited to 25% of the company's share capital for pre-emptive issuances. In the UK we are aligned with the guidance of the Investment Association Share Capital Management Guidelines.

▪	Where a company seeks a general authority to issue shares we generally expect this to be limited to 10% of the company's share capital for non-pre-emptive issuances. In the UK we are aligned with the guidance of the Investment Association Share Capital Management Guidelines and those of the Pre-Emption Group.

▪	We will not generally support share issuances at investment trusts unless there is a commitment that shares would only be issued at a price at or above net asset value.

When considering our votes we will, however, take account of the company's circumstances and any further detail regarding proposed capital issuance authorities prior to voting.

Following changes to the UK’s Pre-Emption Group Guidelines in November 2022, which reflect an increase on previous limits, we will hold the Chair of the company accountable for any perceived misuse of the increased flexibility through a vote against their re-election.

Buyback

We recognise that share buybacks can be a flexible means of returning cash to shareholders.

▪        We will generally support buyback authorities of up to 10% of the issued share capital.

Related Party Transactions

The nature of relations - particularly any related party transactions (RPTs)- with parent or related companies, or other major investors, must be disclosed fully.

Related party transactions must be agreed on arm's length terms and be made fully transparent. Where they are material, they should be subject to the approval of independent shareholders.

▪	We will vote against RPTs where there is insufficient transparency of the nature of the transaction, the rationale, the terms or the views and assessment of directors and advisors.

Article/Bylaw amendments

While it is standard to see proposals from companies to amend their articles of association or bylaws, we will review these on a case by case basis. When doing so we expect full transparency of the proposed changes to be disclosed.

▪	We will vote against amendments which will reduce shareholder rights.

Anti-Takeover Defences

There should be no artificial structures put in place to entrench management and protect companies from takeover. The best defence from hostile takeover is strong operational delivery.

▪	We will generally vote against anti-takeover/’poison pill' proposals.

Listed Company ESG Principles & Voting Policies	15

Governance

Voting Rights

We are strong supporters of the principle of 'one share, one vote' and therefore favour equal voting rights for all shareholders.

▪	We will generally vote against proposals which seek to introduce or continue capital structures with multiple voting rights.

▪	We will consider voting against proposals to raise new capital at companies with multiple share classes and voting rights.

General Meetings

Shareholder meetings provide an important opportunity to hold boards to account not only through voting on the proposed resolutions but also by enabling investors the opportunity to raise questions, express views and emphasise concerns to the entire board. We may make a statement at a company's AGM as a means of escalation to reinforce our views to a company's board.

We welcome the opportunity to attend meetings virtually, being of the view that this can increase participation given obstacles such as location or meeting concentration. However we are not supportive of companies adopting virtual-only meetings as we believe this format reduces accountability. Our preference is for a hybrid meeting format to balance the flexibility of remote attendance with the accountability of an in-person meeting.

▪	We will generally support resolutions seeking approval to shorten the EGM notice period to minimum 14 days, unless we have concerns regarding previous inappropriate use of this flexibility.

▪	We will generally support proposals to enable virtual meetings to take place as long as there is confirmation that the format will be hybrid, with physical meetings continuing to take place (unless prohibited by law).

We expect virtual attendees to have the same rights to speak and raise questions as those attending in-person.

Listed Company ESG Principles & Voting Policies	16

Listed Company ESG Principles & Voting Policies	17

Sustainability

As part of strategic planning, boards need to have oversight of, and clearly articulate, the key opportunities and risks affecting the sustainability of the business model. This includes having a process for, and transparent disclosure of, potential and emerging opportunities and risks and the actions being taken to address them.

The effective management of risks extends to long- term issues that are hard to measure and whose timeframe is uncertain and will include the management of environmental and social issues. We use the UN Global Compact's four areas of focus in assessing how companies are performing in this area.

Specifically we expect companies to be able to demonstrate how they manage their exposures under the following headings.

The Environment

It is generally accepted that companies are responsible for the effects of their operations and products on the environment. The steps they take to assess and reduce those impacts can lead to cost savings and reduce potential reputational damage. Companies are responsible for their impact on the climate and they face increased regulation from world governments on activities that contribute to climate change.

We expect that companies will:

▪	Identify, manage and reduce their environmental impacts.

▪	Understand the impact of climate change along the company value chain.

▪	Develop group-level climate policies and, where relevant, set targets to manage the impact, report on policies, practices and actions taken to reduce carbon and other environmental risks within their operations.

▪	Comply with all environmental laws and regulations, or recognised international best practice as a minimum.

Where we have serious concerns regarding a board’s actions, or inaction, in relation to the environment we will consider taking voting action on an appropriate resolution. We will use the indicators within the Carbon Disclosure Project to identify companies which are not fulfilling their climate commitments. Where appropriate we will take voting action to encourage better practice among companies which we deem to be laggards.

Listed Company ESG Principles & Voting Policies	18

Sustainability

Labour and employment

Companies that respect internationally recognised labour rights and provide safe and healthy working environments for employees are likely to reap the benefits. This approach is likely to foster a more committed and productive workforce, and help reduce damage to reputation and a company's license to operate. We expect companies to comply with all employment laws and regulations and adopt practices in line with the International Labour Organization's core labour standards. a minimum.

In particular, companies will:

▪	Take affirmative steps to ensure that they uphold decent labour standards.

▪	Adopt strong health and safety policies and programmes to implement such policies.

▪	Adopt equal employment opportunity and diversity policies and a programme for ensuring compliance with such policies.

▪	Adopt policies and programmes for investing in employee training and development.

▪	Adopt initiatives to attract and retain talented employees, foster higher productivity and quality, and encourage in their workforce a commitment to achieving the company's purpose.

▪	Ensure policies are in place for a company's suppliers that promote decent labour standards, and programmes are in place to ensure high standards of labour along supply chains.

▪	Report regularly on its policy and implementation of managing human capital.

Where we have serious concerns regarding a board's actions, or inaction, in relation to labour and employment we will consider taking voting action on an appropriate resolution.

Human rights

We recognise the impact that human-rights issues can have on our investments and the role we can play in stimulating progress. We draw upon a number of international, legal and voluntary agreements for guidance on human-rights responsibilities and compliance.

Our primary sources are the International Bill of Rights and the core conventions of the International Labour Organisation (ILO), which form the list of internationally agreed human rights, and the UN Guiding Principles on Business and Human Rights (UNGPs), which clarifies the roles of states and businesses. We encourage companies to use the UNGPs Reporting Framework and encourage disclosure in line with this guidance.

We expect companies to:

▪	Continually work to understand their actual and potential impacts on human rights.

▪	Establish systems that actively ensure respect for human rights.

▪	Take appropriate action to remedy any infringements on human rights.

Where we have serious concerns regarding a board's actions, or inaction, in relation to human rights we will consider taking voting action on an appropriate resolution.

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Sustainability

Business ethics

As institutions of wealth and influence, companies have a significant impact on the prosperity of their local communities and the wider world. Having a robust code of ethics and ensuring professional conduct mean companies operate more effectively, particularly when it comes to ethical principles governing decision-making. A company's failure to conform to internationally recognised standards of business ethics on matters such as bribery and corruption, can increase its risk of facing investigation, litigation and fines. This could undermine its license to operate, and affect its reputation and image.

We expect companies to have policies in place to support the following:

▪	Ethics at the heart of the organisation's governance.

▪	A zero-tolerance policy on bribery and corruption.

▪	How people are rewarded, as pay can influence behaviour.

▪	Respect for human rights.

▪	Tax transparency.

▪	Ethical training for employees.

Where we have serious concerns regarding a board's actions, or inaction, related to business ethics we will consider taking voting action on an appropriate resolution.

Listed Company ESG Principles & Voting Policies	20

Listed Company ESG Principles & Voting Policies	21

Environmental & Social
Resolutions

We will review any resolution at company meetings which ISS has identified as covering environmental and social factors. The following will detail our overarching approach and expectations.

Our approach to vote analysis is consistent across active and quantitative investment strategies:

▪	Review the resolution, proponent and board statements, existing disclosures, and external research.

▪	Engage with the company, proponents, and other stakeholders as required.

▪	Involve thematic experts, regional specialists, and investment analysts in decision-making to harness a wide range of expertise and include all material factors in our analysis.

▪	Ensure consistency by using our own in-house guidance to frame case-by-case analysis.

▪	Monitor the outcomes of votes.

▪	Follow-up with on-going engagement as required.

Given the nature of the topics covered by these resolutions we do not apply binary voting policies. We adopt a nuanced approach to our voting research and outcomes and will consider the specific circumstances of the company concerned. Our objective is not to vote in favour of all shareholder resolutions but to determine the best outcome for the company in the context of the best outcome for our clients. There are instances where we are supportive of the spirit of a resolution however there may be a reason which prevents our support for the proposal. For example, where the purpose of the resolution is unclear, where the wording is overly prescriptive, when suggested implementation is overly burdensome or where the proposal strays too closely to the board's responsibility for setting the company's strategy.

Management Proposals

We are supportive of the steps being taken by companies to provide transparent, detailed reporting of their ESG strategies and targets. While shareholder proposals on environmental and social topics have been common on AGM agendas for several years, an increasing number of companies are presenting management proposals, such as so called 'say on climate' votes, for shareholder approval. While we welcome the intention of accountability behind these votes, we have reservations about the potential for them to limit the scope for subsequent investor challenge and diminish the direct responsibility and accountability of the board and individual directors. We believe it is the role of the board and the executive to develop and apply strategy, including ESG strategies, and we will continue to use existing voting items to hold boards to account on the implementation of these strategies. As active investors we also regularly engage with investee companies on ESG topics and find this dialogue to be the best opportunity to provide feedback.

We will review the appropriateness of ‘say on climate’ votes and consider if other voting mechanisms should be applied to ensure both Boards and Executives apply the appropriate rigour to initiate and deliver strategies to support the climate transition.

Shareholder Proposals

The number of resolutions focused on environmental and social (E&S) issues filed by shareholders continues to grow rapidly. The following provides an overview of some of the factors we consider when assessing the most prevalent themes for shareholder proposals.

Listed Company ESG Principles & Voting Policies	22

Environmental & Social
Resolutions

Climate Change

We are members of the Net Zero Asset Managers Initiatives and this is reflected in our Active Ownership approach. We encourage the companies in which we invest to demonstrate a robust methodology underpinning Paris aligned goals and targets and are supportive of resolutions that will help companies to achieve this. Once a credible climate strategy is in place, we prioritise evidence of implementation over requests to re-draft strategies and targets after only a year or two.

A growing number of resolutions call on companies to increase the transparency of their reporting on climate-related lobbying. These proposals typically encompass direct lobbying undertaken by the company and indirect lobbying undertaken by trade associations and other organisations of which it is a member or supporter.

Lobbying contrary to the objectives of the Paris Agreement is effective in creating climate policy inertia and impeding the transition to net zero economies.

We do not evaluate resolutions in isolation. Our approach recognises the links between corporate governance, strategy and climate approach. Where a company's operational response to climate change is inadequate, the effectiveness of board oversight and corporate governance may also be called into question.

We expect and encourage companies to:

▪	Demonstrate that a robust methodology underpins Paris aligned, net zero goals and targets.

▪	Set targets for absolute emission reduction, not just carbon intensity, to show a clear pathway to net zero.

▪	Report in alignment with the TCFD framework.

▪	Link targets to remuneration and ensure they are reflected in capital expenditure and R&D plans.

▪	Carefully manage climate-related lobbying by ensuring appropriate oversight, transparent disclosure of activities, and alignment of activities with the company's strategy and publicly stated positions.

Diversity & Inclusion

Diversity & Inclusion (D&I) is an important and growing theme for shareholder resolutions. In recent years resolutions have focussed on racial equity audits, pay gap reporting, transparent disclosure of D&I metrics and assessments of the efficacy of D&I programmes.

A racial equity audit is an independent analysis of a company's business practices designed to identify practices that may have a discriminatory effect.

We are supportive of racial equity audits in relation to internal and external D&I programmes. It is appropriate that these programmes should have KPIs and audit mechanisms in place to measure and evaluate outcomes. Some proposals request racial equity audits of provision of services. We are aware that measuring provision of service is challenging and gathering racial data on customers can be difficult and inappropriate. There are also multiple different factors that can influence service provision and which could be misconstrued as being racially motivated. We will however, support resolutions which are not unduly prescriptive and allow companies to carry out audits within a reasonable timeframe, at a reasonable cost, and excluding confidential or proprietary information.

We consider standardised gender pay gap disclosure to be an important tool for assessing how companies are addressing gender inequality. Reporting on gender pay gaps across global operations can help companies to remain ahead of the regulatory curve. It also enables them to offer better opportunities and remuneration for women around the world. We are therefore supportive of resolutions which are likely to deliver these benefits.

Proposals must be carefully drafted to achieve these outcomes. For instance, in the past we have been unable to support resolutions which called for global median gender and racial pay gap reporting as it was unclear how this would reveal potential pay disparities at a local level and how it could be implemented by companies with operations in jurisdictions where collection of racial identity data is illegal.

Listed Company ESG Principles & Voting Policies	23

Environmental & Social
Resolutions

In the US market we support public disclosure of EEO-1 forms by companies. The EEO-1 form details a comprehensive breakdown of workforce by race and gender according to ten employment categories. The form is submitted privately to the US Equal Employment Opportunity Commission on an annual basis. When publicly disclosed, it offers investors and other stakeholders data in a standardised and comparable form. We have used our engagement programme to ask the companies in which we invest to disclose this form for their US operations while making it central to our D&I voting approach and supporting resolutions that request it.

Human Rights

As a supporter of the UN Guiding Principles on Business and Human Rights (UNGPs), we expect companies to demonstrate how human rights due diligence is conducted across operations, services, product use and the supply chain. Companies can have a significant impact on human rights directly through operations and provision of services, and indirectly through product use and the supply chain. In recent years the sale and end-use of controversial technologies, such as facial recognition software, has emerged as a prominent theme.

We expect and encourage companies to:

▪	Have robust due diligence processes to assess the actual and potential human rights impacts of their operations, services, product use and supply chain.

▪	Conduct customer and supplier vetting processes commensurate with the risk of human rights abuse.

▪	Publicly disclose information about the operation of these processes and utilise the UNGPs' Reporting Framework. This will improve the standard and consistency of human rights reporting and enable more informed investment decision making.

Corporate Lobbying & Political Contributions

Corporate lobbying and political contributions are a recurrent theme of shareholder resolutions, particularly in the US. These proposals typically encompass direct lobbying undertaken by the company and indirect lobbying undertaken by trade associations and other organisations of which it is a member or supporter.

Proposals may also request the disclosure of more information regarding the process and rationale for political contributions. We expect companies to make transparent, consolidated disclosures of direct and indirect lobbying and political expenditure. This disclosure should be underpinned by a coherent policy that: explains public policy priorities and the rationale for associated expenditure, identifies the management positions responsible for public policy engagement, and provides appropriate mechanisms for board oversight.

These measures should mitigate the risks associated with corporate lobbying and political contributions, protecting the interest of shareholders and other stakeholders.

Nuclear Energy

In the Japanese market nuclear energy is a recurrent theme of shareholder resolutions. The Japanese government is seeking to reduce the nation's reliance on coal and its energy strategy presents safe nuclear power generation as an important source of base-load power. In this context, resolutions which seek to limit or cease the nuclear operations of an individual company do not appear to be in the best interests of shareholders and other stakeholders. The health & safety risks associated with nuclear energy are high, must be managed carefully across the industry, and are an important consideration in our voting.

Listed Company ESG Principles & Voting Policies	24

Important Information

This document is strictly for information purposes only and should not be considered as an offer, investment recommendation, or solicitation, to deal in any of the investments or funds mentioned herein and does not constitute investment research. abrdn does not warrant the accuracy, adequacy or completeness of the information and materials contained in this document and expressly disclaims liability for errors or omissions in such information and materials.

Any research or analysis used in the preparation of this document has been procured by abrdn for its own use and may have been acted on for its own purpose. The results thus obtained are made available only coincidentally and the information is not guaranteed as to its accuracy. Some of the information in this document may contain projections or other forward looking statements regarding future events or future financial performance of countries, markets or companies. These statements are only predictions and actual events or results may differ materially. The reader must make their own assessment of the relevance, accuracy and adequacy of the information contained in this document and make such independent investigations, as they may consider necessary or appropriate for the purpose of such assessment. This material serves to provide general information and is not meant to be investment, legal or tax advice for any particular investor. No warranty whatsoever is given and no liability whatsoever is accepted for any loss arising whether directly or indirectly as a result of the reader, any person or group of persons acting on any information, opinion or estimate contained in this document. abrdn reserves the right to make changes and corrections to any information in this document at any time, without notice. This material is not to be reproduced in whole or in part without the prior written consent of abrdn.

Applying ESG and sustainability criteria in the investment process may result in the exclusion of securities within the universe of potential investments. The interpretation of ESG and sustainability criteria is subjective meaning that products may invest in companies which similar products do not (and thus perform differently) and which do not align with the personal views of any individual investor. Furthermore, the lack of common or harmonized definitions and labels regarding ESG and sustainability criteria may result in different approaches by managers when integrating ESG and sustainability criteria into investment decisions. This means that it may be difficult to compare strategies within ostensibly similar objectives and that these strategies will employ different security selection and exclusion criteria. Consequently, the performance profile of otherwise similar vehicles may deviate more substantially than might otherwise be expected. Additionally, in the absence of common or harmonized definitions and labels, a degree of subjectivity is required and this will mean that a product may invest in a security that another manager or an investor would not.

abrdn plc is registered in Scotland (SC286832) at 1 George Street, Edinburgh EH2 2LL.

Listed Company ESG Principles & Voting Policies	25

For more information visit abrdn.com

GB-070223-187536-4

abrdn.com	STA0223824336-001

PART C

Other Information

Item 15. Indemnification

Article VIII of the Fund’s Amended and Restated Agreement and Declaration of Trust provides as follows:

SECTION 8.03   Indemnification of Trustees, Officers, etc.   Subject to the limitations, if applicable, hereinafter set forth in this Section 8.03, the Trust shall, upon the determination described in the immediately following sentence, indemnify each of its trustees, officers, and employees, and any Investment Adviser and any investment sub-adviser (hereinafter, together with such Person’s heirs, executors, administrators or personal representative, referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been a trustee, officer, director, employee or agent, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office; or (iii) for a criminal proceeding, had reasonable cause to believe that such Covered Person’s conduct was unlawful (the conduct described in (i), (ii) and (iii) being referred to hereafter as “Disabling Conduct”).   A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified had not engaged in Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee had not engaged in Disabling Conduct by (a) a vote of a majority of a quorum of trustees who are neither “interested persons” of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding (the “Disinterested Trustees”), or (b) an independent legal counsel in writing.   Notwithstanding the foregoing, expenses, including reasonable fees of counsel and accountants incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Trust in advance of the final disposition of any action, suit or proceeding; provided that the Covered Person shall have undertaken to repay to the Trust the amounts so paid if it is ultimately determined that indemnification is not authorized under this Article 8 and either (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Trustees, or an independent legal counsel in writing, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

The Advisory Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law, or for any act or omission or any loss suffered by the Fund in connection with matters to which the Advisory Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties and provides for indemnification by the Fund of the Adviser for any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) not resulting from disabling conduct by the Adviser, subject to certain limitations and conditions.

Insofar as indemnification for liability arising under the 1933 Act, may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits

(1)	Charter of Registrant

a.	Amended and Restated Agreement and Declaration of Trust(1).

b.	Amendment to the Amended and Restated Agreement and Declaration of Trust(2).

c.	Amendment to the Amended and Restated Agreement and Declaration of Trust(10).

d.	Amendment to the Amended and Restated Agreement and Declaration of Trust(11).

(2)	By-Laws

a.	Amended and Restated By-Laws(3).

(3)	Voting Trust Agreement – Inapplicable.

(4)	Agreement of Reorganization

a.	Forms of Agreement and Plans of Reorganization – Filed herewith as Appendix A to the Proxy Statement/Prospectus.

(5)	Instruments Defining the Rights of Holders of the Securities being Registered

a.	See the Declaration of Trust (Exhibit 1 above) and the By-Laws (Exhibit 2 above).

(6)	Investment Advisory Contract

a.	Advisory Agreement(4).

b.	Sub-Advisory Agreement(4).

(7)	Distribution Contracts

a.	Dividend Reinvestment and Optical Cash Purchase Plan(7).

(8)	Bonus or Profit Sharing Contracts – Inapplicable.

(9)	Custody Agreement

a.	Amended and Restated Master Custodian Agreement between the Registrant and State Street Bank and Trust Company (the “Amended and Restated Master Custodian Agreement”) dated June 1, 2010(4).

b.	Amendment dated January 29, 2014 to the Amended and Restated Master Custodian Agreement(4).

c.	Amendment dated March 5, 2014 to the Amended and Restated Master Custodian Agreement(4).

d.	Amendment dated June 1, 2015 to the Amended and Restated Master Custodian Agreement(4).

e.	Amendment dated December 1, 2017 to the Amended and Restated Master Custodian Agreement(4).

f.	Amendment dated June 19, 2020 to the Amended and Restated Master Custodian Agreement(6).

(10)	Rule 12b-1 Plan – Inapplicable.

(11)	Opinion and Consent of Dechert LLP(11).

(12)	a. Form of Tax Opinion(10).

b. Form of Tax Opinion(10).

(13)	Other Material Contracts

a.	Transfer Agency and Service Agreement(1).

b.	Amendment to the Transfer Agency and Service Agreement with Computershare NA(6).

c.	Administration Agreement, dated December 1, 2017(2).

d.	Amended and Restated Investor Relations Service Agreement(11).

e.	Amended and Restated Credit Agreement, dated as of March 10, 2023 with lender parties thereto and BNP Paribas as administrative agent and BNP Paribas Securities Corp., as sole lead arranger and sole book manager(11).

f.	Amendment No. 1 to Credit Agreement(11).

g.	Expense Reimbursement Letter Agreement, dated as of December 1, 2017, between abrdn Investments Limited (formerly, Aberdeen Asset Managers Limited) and abrdn Income Credit Strategies Fund(2).

h.	Expense Reimbursement Letter Agreement, dated as of December 1, 2019, between abrdn Investments Limited (formerly, Aberdeen Asset Managers Limited) and abrdn Income Credit Strategies Fund(7).

i.	Amended and Restated Expense Reimbursement Letter Agreement dated as of April 26, 2021, between abrdn Investments Limited (formerly, Aberdeen Asset Managers Limited) and abrdn Income Credit Strategies Fund(8).

j.	Amended and Restated Expense Reimbursement Letter Agreement dated as of September 23, 2022, between abrdn Investments Limited (formerly, Aberdeen Asset Managers Limited) and abrdn Income Credit Strategies Fund(9).

k.	Amended and Restated Expense Reimbursement Letter Agreement dated as of October 23, 2023, between abrdn Investments Limited and abrdn Income Credit Strategies Fund(11).

(14)	Other Opinions

a.	Consent of Independent Registered Public Accounting Firm for the Acquiring Fund(11).

b.	Consent of Independent Registered Public Accounting Firm for the Acquired Funds(11).

(15)	Omitted Financial Statements – Inapplicable.

(16)	Powers of Attorney dated October 20, 2023(10).

(17)	Additional Exhibits – Inapplicable.

(18)	Filing Fee Table(11).

(1)            Filed on December 27, 2010 with registrant’s Registration Statement on Form N-2 (File Nos. 333-170030 and 811-22485) and incorporated by reference herein.

(2)            Filed on August 27, 2019 with registrant’s Registration Statement on Form N-2 (File Nos. 333-233484 and 811-22485) and incorporated by reference herein.

(3)            Filed on December 11, 2020 with registrant’s current report on Form 8-K (File No. 811-22485) and incorporated by reference herein.

(4)            Filed on October 8, 2019 with registrant’s Registration Statement on Form N-2 (File Nos. 333-233484 and 811-22485) and incorporated by reference herein.

(5)            Filed on June 25, 2020 with abrdn Global Infrastructure Income Fund’ Registration Statement on Form N-2 (file Nos. 333-234722 and 811-23490) and incorporated by reference herein.

(6)            Filed on July 28, 2020 with abrdn Global Infrastructure Income Fund’ Registration Statement on Form N-2 (file Nos. 333-234722 and 811-23490) and incorporated by reference herein.

(7)            Filed on March 1, 2021 with registrant’s Registration Statement on Form N-2 (File Nos. 333-253698 and 811-22485) and incorporated by reference herein.

(8)            Filed on April 26, 2021 with registrant’s Registration Statement on Form N-2 (File Nos. 333-253698 and 811-22485) and incorporated by reference herein.

(9)            Filed on September 28, 2022 with registrant’s Registration Statement on Form N-14 (File No. 333-266799) and incorporated by reference herein.

(10)          Filed on October 24, 2023 with registrant’s Registration Statement on Form N-14 (File No. 333-275178) and incorporated by reference herein.

(11)          Filed herewith.

Item 17. Undertakings

(1)          The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933 [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)          The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)          The undersigned registrant agrees to file, by post-effective amendment, opinions of counsel supporting the tax consequences of the Reorganizations within a reasonably prompt time after receipt of such opinions.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Philadelphia and Commonwealth of Pennsylvania, on the 12th day of December, 2023.

ABRDN INCOME CREDIT STRATEGIES FUND

By:	/s/ Christian Pittard
Christian Pittard, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Name	Title	Date
/s/ P. Gerald Malone*	Trustee	December 12, 2023
P. Gerald Malone
/s/ Stephen Bird*	Trustee	December 12, 2023
Stephen Bird
/s/ Nancy Yao*	Trustee	December 12, 2023
Nancy Yao
/s/ John Sievwright*	Trustee	December 12, 2023
John Sievwright
/s/ Randolph Takian*	Trustee	December 12, 2023
Randolph Takian

/s/ Christian Pittard	President and Chief Executive Officer (Principal Executive Officer)	December 12, 2023
Christian Pittard
/s/ Sharon Ferrari	Treasurer and Chief Financial Officer (Principal Financial Officer/Principal Accounting Officer)	December 12, 2023
Sharon Ferrari

*This filing has been signed by each of the persons so indicated by the undersigned Attorney-in-Fact pursuant to powers of attorney filed with registrant’s Registration Statement on Form N-14 (File No. 333-275178).

*By:	/s/ Lucia Sitar
Lucia Sitar Attorney-in-Fact pursuant to Powers of Attorney

EXHIBIT LIST

1.d            Amendment to the Amended and Restated Agreement and Declaration of Trust

11             Opinion and Consent of Dechert LLP

13.d           Amended and Restated Investor Relations Service Agreement

13.e          Amended and Restated Credit Agreement, dated as of March 10, 2023 with lender parties thereto and BNP Paribas as administrative agent and BNP Paribas Securities Corp., as sole lead arranger and sole book manager

13.f           Amendment No. 1 to Credit Agreement

13.k          Amended and Restated Expense Reimbursement Letter Agreement dated as of October 23, 2023, between abrdn Investments Limited and abrdn Income Credit Strategies Fund

14.a          Consent of Independent Registered Public Accounting Firm for the Acquiring Fund

14.b          Consent of Independent Registered Public Accounting Firm for the Acquired Funds

18             Filing Fee Table